UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund:  BlackRock Series Fund, Inc.
BlackRock Advantage Large Cap Core Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Global Allocation Portfolio
BlackRock Government Money Market Portfolio
BlackRock Sustainable Balanced Portfolio (Formerly BlackRock Balanced Capital Portfolio)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders
(a)

The Report to Shareholders is attached herewith.
(b)

Not Applicable
December 31, 2022
Not FDIC Insured - May Lose Value - No Bank Guarantee
2022 Annual Report
BlackRock Series Fund, Inc.
BlackRock Advantage Large Cap Core Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Global Allocation Portfolio
BlackRock Government Money Market Portfolio
BlackRock Sustainable Balanced Portfolio
BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio
BlackRock U.S. Government Bond Portfolio

Dear Shareholder,
Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.
Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.
The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.
The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.
In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term.
However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S.
mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.
Sincerely,
Rob Kapito
President, BlackRock Advisors, LLC
The Markets in Review
Rob Kapito
President, BlackRock Advisors, LLC
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You
cannot invest directly in an index.
Total Returns as of December 31, 2022
6-Month 12-Month
U.S. large cap equities (S&P
500
®
Index)
2.31% (18.11)%
U.S. small cap equities
(Russell 2000
®
Index)
3.91 (20.44)
International equities (MSCI
Europe, Australasia, Far
East Index)
6.36 (14.45)
Emerging market equities
(MSCI Emerging Markets
Index)
(2.99) (20.09)
3-month Treasury bills (ICE
BofA 3-Month U.S. Treasury
Bill Index)
1.32 1.47
U.S. Treasury securities
(ICE BofA 10-Year U.S.
Treasury Index)
(5.58) (16.28)
U.S. investment grade
bonds (Bloomberg U.S.
Aggregate Bond Index)
(2.97) (13.01)
Tax-exempt municipal bonds
(Bloomberg Municipal Bond
Index)
0.50 (8.53)
U.S. high yield bonds
(Bloomberg U.S. Corporate
High Yield 2% Issuer
Capped Index)
3.50 (11.18)
This Page is not Part of Your Fund Report

Table of Contents
Page

The Markets in Review ................................................................................................... 2
Annual Report:

Financial Statements:

Fund Summary
as of December 31, 2022
2022
BlackRock Annual Report to Shareholders

BlackRock Advantage Large Cap Core Portfolio
Investment Objective
BlackRock Advantage Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended December 31, 2022, the Fund underperformed its benchmark, the Russell 1000
®
Index.
What factors influenced performance?
Overall, market volatility continued throughout the period, with equities testing new lows amid inflationary pressures and concerns about monetary policy normalization. A relatively orderly market reaction to inflation figures reaching 40-year highs turned disorderly as Russia invaded Ukraine in February 2022. Commodity prices surged, adding to inflation fears, and China's zero-COVID policy continued disrupting global supply chains. A persistent yield curve inversion throughout the period reflected investor beliefs that central banks were late to respond to rising prices and raised concerns about future economic growth. The inflation picture evolved as the period progressed, with rises in goods prices moderating while services price increases accelerated. This led to tightness in labor markets, which is a key focus of the Fed, and the Fed's 75-basis-point interest rate hike in June 2022 put added pressure on risk assets.
Despite this, stock markets staged a bear market rally during the summer of 2022, as investors interpreted softening economic data as an indication that policymakers would make a dovish pivot on monetary policy. This view proved premature, as central banks reaffirmed their focus on fighting inflation and the Fed made four consecutive rate hikes of 75 basis points. The rapid pace of rate increases prompted a September 2022 selloff, but as signs of peak inflation emerged alongside a robust earnings season, markets recovered in October and November, only partially reversing those gains in December.
This capped a challenging year for financial markets, with both stocks and bonds posting negative returns for only the third calendar year since 1926. Market leadership remained largely intact, with value stocks outperforming into period-end. Energy and materials stocks initially led this trend before shifting to more defensive stocks as hawkish rhetoric from policymakers and softening economic data escalated concerns about a potential recession.
Fundamental measures mainly drove the Fund's underperformance, particularly struggling during the first half of the reporting period. More growth-flavored measures such as those looking at company culture and employee benefits were the largest detractors, given the prevailing market preference for value styles. Also, an insight looking at company-specific performance indicators dragged on performance.
Macro thematic measures also detracted. Notably, insights that identify industries likely to benefit from central bank policy normalization declined, as they struggled against the changing market environment. Additionally, measures capturing industry news sentiment struggled as they motivated an unsuccessful underweight to materials stocks at times when the sector performed well. Select faster-moving insights, such as those analyzing conference calls to forecast changes in company fundamentals, also proved wrong-footed within the financials sector in the volatile rate environment.
Despite the Fund's underperformance, stock selection from sentiment measures tracking the positioning and views of informed investors provided ballast. These insights correctly captured the evolving backdrop seen during the period. Specifically, looking at bond investor positioning was broadly additive in fighting against the sharp rate-hiking cycle.
Furthermore, traditional fundamental valuation insights also were strong contributors, largely in the first and fourth quarters of 2022, because of prevailing market style preferences. Measures looking at company sales and earnings yields did best among consumer discretionary stocks. Lastly, stability-related fundamental insights favoring lower-risk stocks alongside measures evaluating internal financing capacity also added to performance.
Describe recent portfolio activity.
The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the Fund. The Fund built upon its existing alternative data capabilities with enhanced data sets to capture informed investor positioning and identify emerging trends, such as sentiment surrounding supply chain disruptions, wage inflation, and business sensitivity to the invasion of Ukraine. Additionally, the Fund added macro thematic insights using historical observations of stagflation and policy normalization to motivate top-down positioning. Further, within consumer intent insights, the Fund added a measure that looks at social media activity as a measure of potential revenue growth.
Describe portfolio positioning at period end.
Relative to the Russell 1000
®
Index, the Fund's positioning remained largely sector-neutral. The Fund had slight overweight positions in the healthcare sector, notably within the life sciences tools and services industry, as well as in consumer staples stocks. The Fund maintained slight underweight positions in the consumer discretionary sector, particularly among leisure stocks, as well as in the communication services sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Summary
as of December 31, 2022 (continued)

Fund Summary
BlackRock Advantage Large Cap Core Portfolio
GROWTH OF $10,000 INVESTMENT
(a)
Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large
Cap Core Portfolio.”
(b)
An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000
®
Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Fund Summary
as of December 31, 2022 (continued)
2022
BlackRock Annual Report to Shareholders

BlackRock Advantage Large Cap Core Portfolio
Performance
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Expense Example
See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information
Average Annual Total Returns
(a)
1 Year 5 Years 10 Years
BlackRock Advantage Large Cap Core Portfolio ........................................................ (19.89)% 8.62% 12.04%
Russell 1000
®
Index .......................................................................... (19.13) 9.13 12.37
(a)
Average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-
related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Core Portfolio.”
Actual Hypothetical 5% Return
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Annualized
Expense
Ratio
$ 1,000.00 $ 1,020.70 $ 2.55 $ 1,000.00 $ 1,022.68 $ 2.55 0.50%
(a)
Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
SECTOR ALLOCATION
Sector
(a)
Percent of
Net Assets
Information Technology .............................. 25.1%
Health Care ..................................... 16.3
Financials ....................................... 11.4
Industrials ....................................... 9.6
Consumer Discretionary ............................. 9.0
Consumer Staples ................................. 7.1
Communication Services ............................. 6.2
Energy ......................................... 5.4
Real Estate ...................................... 3.6
Materials ....................................... 2.7
Utilities ......................................... 2.5
Short-Term Securities ............................... 2.0
Liabilities in Excess of Other Assets ..................... (0.9)
(a)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fund Summary
as of December 31, 2022

Fund Summary
BlackRock Capital Appreciation Portfolio
Investment Objective
BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long term growth of capital.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended December 31, 2022, the Fund underperformed its benchmark, the Russell 1000
®
Growth Index. For the same period, all of the Fund’s share
classes underperformed the broad-market S&P 500
®
Index. The following discussion of relative performance pertains to the Russell 1000
®
Growth Index.
What factors influenced performance?
From a sector perspective, the largest detractors from the Fund's relative performance were investment decisions within the communication services, information technology
("IT"), and consumer staples sectors. Within communication services, an overweight allocation to the interactive media and service industry, most notably through an overweight position in Match Group, Inc., detracted from relative performance. Stock selection in the semiconductor and semiconductor equipment industry within IT, particularly in an off-benchmark position in Marvell Technology, Inc., was also a detractor. Lastly, positioning within consumer staples weighed on relative performance, with the Fund's lack of exposure to the beverages sub-sector most notably detracting.
Conversely, the largest contributor to relative performance was positioning within the energy sector. An overweight position in Pioneer Natural Resources Co. within the oil, gas and consumable fuels industry benefited the Fund. Elsewhere in the portfolio, positioning in the aerospace and defense industry within industrials, specifically an overweight position in TransDigm Group, Inc., contributed to performance. Lastly, stock selection among healthcare providers and services proved beneficial in the healthcare sector, most notably from an overweight position in UnitedHealth Group, Inc.
Describe recent portfolio activity.
During the period, the most notable increase in the Fund’s sector weightings was to healthcare, particularly within the healthcare equipment and supplies industry. Exposure to IT increased as well. Conversely, the Fund’s exposure to communication services sector decreased the most, due to a reduced allocation to the interactive media and services industry. Exposure to the consumer discretionary sector decreased as well.
Describe portfolio positioning at period end.
Relative to its benchmark, the Fund ended the period with its largest overweight positions relative to the benchmark in the healthcare sector, followed by consumer discretionary and financials. The Fund’s largest underweight position was in consumer staples, followed by industrials and real estate.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Summary
as of December 31, 2022 (continued)
2022
BlackRock Annual Report to Shareholders

BlackRock Capital Appreciation Portfolio
GROWTH OF $10,000 INVESTMENT
(a)
Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term.
(b)
An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)
An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Fund Summary
as of December 31, 2022 (continued)

Fund Summary
BlackRock Capital Appreciation Portfolio
Performance
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Expense Example
See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information
Average Annual Total Returns
(a)
1 Year 5 Years 10 Years
BlackRock Capital Appreciation Portfolio ............................................................. (37.59)% 7.59% 11.76%
S&P 500
®
Index ............................................................................. (18.11) 9.42 12.56
Russell 1000
®
Growth Index .................................................................... (29.14) 10.96 14.10
(a)
Average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-
related fees and expenses are not reflected in these returns.
Actual Hypothetical 5% Return
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Annualized
Expense
Ratio
$ 1,000.00 $ 938.80 $ 2.49 $ 1,000.00 $ 1,022.63 $ 2.60 0.51%
(a)
Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
SECTOR ALLOCATION
Sector
(a)
Percent of
Net Assets
Information Technology .............................. 44.2%
Health Care ..................................... 17.9
Consumer Discretionary ............................. 16.9
Communication Services ............................. 7.3
Financials ....................................... 5.3
Industrials ....................................... 4.6
Energy ......................................... 1.7
Materials ....................................... 1.4
Real Estate ...................................... 0.6
Short-Term Securities ............................... 3.3
Liabilities in Excess of Other Assets ..................... (3.2)
(a)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fund Summary
as of December 31, 2022
2022
BlackRock Annual Report to Shareholders

BlackRock Global Allocation Portfolio
Investment Objective
BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended December 31, 2022, the Fund underperformed its reference benchmark, which is comprised of the S&P 500
®
Index (36)%, FTSE World
(ex-US) Index (24)%, ICE BofA Current 5-Year U.S. Treasury Index (24)% and FTSE Non-U.S. Dollar World Government Bond Index (16)% (the “Reference Benchmark”),
but outperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities) and convertible bonds and may vary relative to the market value.
What factors influenced performance?
Exposure to cash and cash equivalents, which was largely held in lieu of fixed income (i.e., as fixed income with zero duration and corresponding sensitivity to changes in interest rates) and as a hedge against equities, added to performance. Currency management, notably an underweight to the euro and yen and an overweight to the U.S.
dollar, also contributed to returns. Within equities, an overweight to energy positively impacted performance. Tactical short positioning in U.S. index futures, implemented to help manage the overall beta (market sensitivity) of the portfolio, contributed to returns as well. Security selection within communication services was also additive. Within fixed income, exposure to securitized assets positively impacted returns.
Within equities, security selection within industrials and information technology, along with an overweight to and selection within consumer discretionary, detracted from performance. An underweight to consumer staples and financials also detracted. Within fixed income, an underweight to developed market government bonds relative to the reference benchmark, notably Japanese government bonds, negatively impacted performance. Positioning within U.S. interest rates, most notably modest exposure to longer-dated bonds held as a hedge against any acute spike in risk aversion, also detracted.
Describe recent portfolio activity.
During the 12-month period, the Fund’s overall equity exposure decreased from 69% to 53% of net assets. From a regional perspective, while the Fund decreased exposure broadly, the largest reductions were in the United States and Europe. From a sector perspective, the Fund increased exposure to energy and consumer staples, while decreasing exposure to consumer discretionary, information technology and industrials.
The Fund’s allocation to fixed income increased from 22% to 32% of net assets. Within fixed income, the Fund increased exposure to investment grade corporate credit, securitized assets and U.S. rates, and decreased exposure to high yield corporate bonds and floating rate bank loans. From a duration perspective, the Fund’s total portfolio duration was tactically managed over the period and ended the period at 1.8 years, up from 0.5 years at the beginning of the period. The Fund’s allocation to commodity-
related securities remained unchanged at less than 1% of net assets.
As at period end, the Fund had approximately 4.5% of net assets invested in private securities (including commitments). Over the period, the Fund’s exposure to private securities detracted marginally from the Fund’s absolute return.
Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s cash equivalents increased from 9% to 15% of net assets over 12 months, with the period-end percentage representing a decline from 28% as of June 30th. During the 12-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments, notably within fixed income, as well as a source for meeting redemptions.
Describe portfolio positioning at period end.
Relative to its Reference Benchmark, the Fund was underweight equities and fixed income, with minimal exposure to commodity-related assets and an overweight to cash equivalents. Within equities, the Fund was overweight energy and healthcare, and underweight financials, consumer staples, industrials, information technology and real estate. The Fund’s largest regional underweights were Japan and Australia. Within fixed income, the Fund was underweight developed market government bonds and overweight corporate credit, securitized debt and bank loans. From a duration perspective, the total portfolio duration was 1.8 vs. a benchmark duration of 2.4 (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund was modestly overweight the euro and U.S. dollar and underweight the Chinese yuan.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Summary
as of December 31, 2022 (continued)

Fund Summary
BlackRock Global Allocation Portfolio
GROWTH OF $10,000 INVESTMENT
Performance
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
(a)
Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)
The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund's portfolio will include both equity and debt securities. The Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Fund has no geographic limits on where it may invest.
(c)
A market cap weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series and covers approximately 90-95% of the investable market capitalization.
(d)
An unmanaged weighted index comprised as follows: 36% S&P 500
®
Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S.
Dollar World Government Bond Index.
Average Annual Total Returns
(a)
1 Year 5 Years 10 Years
BlackRock Global Allocation Portfolio ............................................................... (15.73)% 3.57% 5.17%
FTSE World Index ........................................................................... (17.54) 6.22 8.91
Reference Benchmark ........................................................................ (15.59) 3.59 5.57
U.S. Stocks: S&P 500
®
Index
(b)
................................................................... (18.11) 9.42 12.56
Non U.S. Stocks: FTSE World (ex-U.S.) Index
(c)
....................................................... (14.34) 2.16 4.81
U.S. Bonds: ICE BofA Current 5-Year U.S. Treasury Index
(d)
.............................................. (9.77) 0.20 0.42
Non U.S. Bonds: FTSE Non - U.S. Dollar World Government Bond Index
(e)
.................................... (22.07) (4.21) (2.27)
(a)
Average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-
related fees and expenses are not reflected in these returns.
(b)
An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)
An index comprised of large- and mid-cap stocks, providing coverage of developed and emerging markets excluding the United States. The index is derived from the FTSE Global Equity Index
Series, which covers approximately 98% of the world’s investable market capitalization.
(d)
An unmanaged index designed to track the total return of the current coupon 5-year U.S. Treasury bond.
(e)
An unmanaged market capitalization-weighted index that tracks certain government bond indexes, excluding the United States.

Fund Summary
as of December 31, 2022 (continued)
2022
BlackRock Annual Report to Shareholders

BlackRock Global Allocation Portfolio
Expense Example
See “Disclosure of Expenses” for further information on how expenses were calculated.
Actual Hypothetical 5% Return
Expenses Paid
During the Period Including Dividend Expense Excluding Dividend Expense Annualized Expense Ratio
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Including
Dividend
Expense
(a)
Excluding
Dividend
Expense
(a)
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Including
Dividend
Expense
Excluding
Dividend
Expense
$ 1,000.00 $ 1,010.00 $ 2.89 $ 2.89 $ 1,000.00 $ 1,022.33 $ 2.91 $ 1,022.33 $ 2.91 0.57% 0.57%
(a)
Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
GEOGRAPHIC ALLOCATION
Percent of
Total Investments
(a)
Country/Geographic Region Long Short Total
United States ........................... 74.1% 0.1% 74.2%
Germany .............................. 3.4 — 3.4
United Kingdom .......................... 3.3 — 3.3
Netherlands ............................ 2.7 — 2.7
France ................................ 2.7 — 2.7
Canada ............................... 2.3 — 2.3
China ................................. 1.9 — 1.9
Australia ............................... 1.3 — 1.3
Japan ................................ 1.1 — 1.1
Other
(b)
................................ 7.1 — 7.1
Total ................................. 99.9% 0.1% 100.0%
(a)
Total investments include the gross market values of long and short positions and exclude
Short-Term Securities, Options Purchased and Options Written.
(b)
Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Money Market Overview
For the 12-Month Period Ended December 31, 2022

Money Market Overview
Market Review
2022 began with a heightened sense of uncertainty surrounding the global economy due to the Russia-Ukraine conflict, which spurred continued inflationary pressures through disruptions in trade and food and fuel price shocks. Economic conditions in the United States were tight throughout most of 2022 and several key barometers indicated that the Fed would need to step in. The unemployment rate rose to 4.0% in January 2022 and remained strong, ending the year at 3.5%. The consumer price index
(“CPI”) started the year at 7.5% but decreased to 6.5% by the end of December 2022 largely due to Fed intervention.
Recession fears grew across different economic sectors. At the end of the second and third quarters in 2022, real gross domestic product (“GDP”) decreased at an annual rate of 1.60% and 0.60%, respectively. The strength of the labor market and inflation in the United States prompted the Fed to begin a series of aggressive rates hikes. From
March through December 2022, the Fed hiked rates a total of 425 basis points (or 4.25%) in an effort to stem spiraling price pressures, which had sent inflation to a peak of
9.1% in June 2022. This would prove to be the fastest pace of hikes in over four decades.
In December, the Federal Open Market Committee (the “FOMC” or the “Committee”) reiterated its commitment to return inflation to its 2% objective and that the FOMC again will consider “the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation, and economic and financial developments” when “determining the pace of future increases in the target range.” Additionally, the Committee announced that it will continue reducing its holdings of
Treasury securities and agency debt and agency mortgage-backed securities, as described in the Plans for Reducing the Size of the Federal Reserve's Balance Sheet that were issued in May 2022.
Given generally insufficient near-term Treasury bill (“T-bill”) supply and uncertainty surrounding the Fed’s rate hiking path, daily utilization of the Fed’s reverse repurchase agreement (“RRP”) facility surged in 2022, averaging nearly $2 trillion per day. On December 31, 2022 the RRP facility hit an all-time high with a balance of over $2.6 trillion.
The secured overnight financing rate (“SOFR”)—a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities— had been pegged at 0.05%
from January until the FOMC’s first 25 bp rate hike in March 2022, when it rose to 0.30%. SOFR closed 2022 at 4.30% and averaged 1.64% for the year.
The 3-month London Inter-bank Offered Rate (“LIBOR”), which started the year at 0.22%, trended upward in 2022, ending the year at 4.77%. 3-month LIBOR averaged
2.40% throughout the year and hit an all-time high of 4.78% on November 30, 2022. The 3-month LIBOR-Overnight Indexed Swap spread (“L-OIS”) – a gauge of stress in the financial system – hit an all-time low of -0.12% in September 2022 and averaged 0.16% for the year. Industry-wide money market mutual funds (“MMFs”) experienced net inflows of approximately $32 billion during the year. Of this, assets of prime and municipal MMFs experienced $214 billion and $21 billion of inflows, respectively, while government MMFs fell $204 billion.
Portfolio Review
The prevailing investment themes in 2022 included the tightening of monetary policy by the FOMC and other central banks, the large and growing supply versus demand imbalance for front-end securities, and rising inflation. Yields across the balance of the Treasury curve rose as the Fed delivered rate hikes in an attempt to quell inflation.
Since the beginning of this rate hiking cycle, we have preferred a below-neutral profile across our government funds. We continue to remain selective with respect to adding duration until we see more policy certainty from the central bank.
Approaching year-end, the market approached an inflection point. While Chair Jerome Powell and other Committee members continue to push a “hawkish” narrative, market yields toward the back-half of 2023 reflect interest rate cuts. This contrasting movement at the longer points of the Treasury bill curve versus FOMC rhetoric indicates market concerns that an over-tightening of policy will force the FOMC to reverse course midpoint next year.
Outlook
A short-term outlook for inflation above the FOMC’s preferred range and “hawkish” rhetoric from officials suggests increases in the target range for the federal funds rate further into “restrictive territory” are possible through at least the midpoint of 2023. The market has been in a near constant state of repricing since the FOMC first lifted rates off the zero lower bound. Pricing volatility should persist at least until the FOMC reaches its terminal rate. Continued defensive positioning by investors will likely contribute, in our estimation, to elevated usage of the Federal Reserve’s Overnight Reverse Repurchase Agreement Program by eligible counterparties.
The U.S. Treasury is approaching its borrowing limit. This event will negatively impact issuance of net new Treasury Bill supply. The U.S. Treasury can invoke “extraordinary measures” to expand borrowing capacity which would temporarily increase net new supply. Ultimately, Congress would need to act on the debt ceiling before the U.S.
Treasury exhausts all accounting measures. At this time, our estimate is that the true borrowing limit could be reached toward the end of 2023.
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Fund Summary
as of December 31, 2022
2022
BlackRock Annual Report to Shareholders

BlackRock Government Money Market Portfolio
Investment Objective
BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.
Portfolio Information
Expense Example
CURRENT SEVEN-DAY YIELDS
7-Day
SEC Yield 7-Day Yield
BlackRock Government Money Market Portfolio ..... 3.69% 3.69%
The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.
Past performance is not an indication of future results.
PORTFOLIO COMPOSITION
Asset Type
Percent of
Net Assets
Repurchase Agreements ............................... 48.3%
U.S. Government Sponsored Agency Obligations .............. 37.8
U.S. Treasury Obligations .............................. 9.8
Other Assets Less Liabilities ............................ 4.1
Actual Hypothetical 5% Return
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Annualized
Expense
Ratio
$ 1,000.00 $ 1,011.90 $ 2.54 $ 1,000.00 $ 1,022.68 $ 2.55 0.50%
(a)
Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
See “Disclosure of Expenses” for further information on how expenses were calculated.

Fund Summary
as of December 31, 2022

Fund Summary
BlackRock High Yield Portfolio
Investment Objective
BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.
Portfolio Management Commentary
How did the Fund perform?
During the 12-month period ended December 31, 2022, the Fund outperformed its benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index.
What factors influenced performance?
High-yield corporate bonds experienced sharply negative returns during the reporting period, as persistent inflation and aggressive rate hiking by the Fed weighed on bond market returns broadly and rising fears of recession weighed on credit sentiment.
During the reporting period, security selection within the independent energy sector and underweight allocations to the retail and pharmaceutical sectors contributed positively to performance relative to the benchmark. By credit rating, an underweight allocation to BB-rated issues and an overweight to B issues proved additive. Asset allocation was a net contributor as well, highlighted by a tactical, out-of-benchmark allocation to investment grade corporate bonds.
From a sector perspective, overweight allocations to technology, wirelines and chemicals detracted from performance. Holdings of indexed high yield products, a key liquidity tool in the portfolio, detracted from performance as well. By credit rating, the Fund’s overweight allocation to the CCC-rated bucket and out-of-benchmark exposure to BBB-
rated credit weighed on return.
Describe recent portfolio activity.
Overall portfolio risk was reduced during the period amid growth fears and rising interest rates. In this vein, the Fund’s total credit exposure, duration (and corresponding interest rate sensitivity) and beta (market sensitivity) were all lowered. Exposure to sectors facing strong headwinds, such as healthcare, was reduced as well. The Fund increased exposure to issues rated BBB over the period, as high yield new issuance remained quiet and the investment adviser found attractive relative value opportunities in the lower-rated part of the investment grade market.
Describe portfolio positioning at period end.
From a credit quality perspective, BB rated bonds were the Fund’s largest allocation, followed by B and then BBB issues. The Fund remained underweight the highest yielding, distressed portion of the market. The Fund maintained a meaningful allocation to investment grade bonds based on attractive relative value. In sector terms, the biggest overweights at period end were to technology, property and casualty and metals and mining. Sector weights are principally the product of the investment adviser’s views on individual issuers rather than any top-down sector views.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Summary
as of December 31, 2022 (continued)
2022
BlackRock Annual Report to Shareholders

BlackRock High Yield Portfolio
GROWTH OF $10,000 INVESTMENT
(a)
Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield Portfolio (the
"Predecessor Fund"), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the "Reorganization"). The Predecessor Fund is the performance and accounting survivor of the Reorganization.
(b)
An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Fund Summary
as of December 31, 2022 (continued)

Fund Summary
BlackRock High Yield Portfolio
Performance
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Expense Example
See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information
Average Annual Total Returns
(a)
Standardized
30-Day Yield
(b)
Unsubsidized
30-Day Yield
(b)
1 Year 5 Years 10 Years
BlackRock High Yield Portfolio ......................................... 7.39% 6.62% (10.64)% 2.78% 4.26%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index ................ — — (11.18) 2.30 4.03
(a)
Average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date.
Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Series Fund, Inc., through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.
(b)
The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
Actual Hypothetical 5% Return
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Annualized
Expense
Ratio
$ 1,000.00 $ 1,036.10 $ 2.57 $ 1,000.00 $ 1,022.68 $ 2.55 0.50%
(a)
Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
CREDIT QUALITY ALLOCATION
Credit Rating
(a)
Percent of
Total Investments
(b)
A ............................................ 2.2%
BBB/Baa ....................................... 13.7
BB/Ba ......................................... 35.9
B ............................................ 33.2
CCC/ Caa ....................................... 13.0
NR ........................................... 2.0
(a)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/
Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower.
Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)
Excludes short-term securities, options purchased and options written.

Fund Summary
as of December 31, 2022
2022
BlackRock Annual Report to Shareholders

BlackRock Sustainable Balanced Portfolio
Investment Objective
BlackRock Sustainable Balanced Portfolio’s (formerly known as BlackRock Balanced Capital Portfolio) (the “Fund”) investment objective is to seek high total investment return.
On November 9, 2021, the Board of Directors of BlackRock Series Fund, Inc. approved a proposal to change the name of the Fund from BlackRock Balanced Capital Portfolio to BlackRock Sustainable Balanced Portfolio and certain changes to the Fund’s investment strategy and process. These changes became effective on April 8, 2022.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended December 31, 2022, the Fund outperformed its blended reference benchmark (60% MSCI All Country World Index/40% Bloomberg U.S.
Aggregate Bond Index). For the same period, the Fund outperformed its former blended reference benchmark (60% Russell 1000
®
Index/40% Bloomberg U.S. Aggregate
Bond Index). The change to the reference benchmark was implemented on April 8, 2022.
What factors influenced performance?
The most significant contributor to the Fund's relative performance was its underweight duration position, as interest rates surged on increasingly hawkish rhetoric from the
Fed and due to persistently elevated inflation. Security selection within equities also contributed to performance. Although the underlying U.S. equity strategy that the Fund used until April 8, 2022 weighed on returns early in the period, the global equity security selection strategy used on and after April 8, 2022 added to performance, more than offsetting the prior underperformance. Within the equity security selection strategy, environmental, social, and governance insights and contrarian quality measures were notably additive.
Conversely, the underlying fixed income strategy, which consisted of a fundamental fixed income security selection strategy until April 8, 2022, and a systematic fixed income security selection strategy on and after April 8, 2022, detracted from the Fund's relative performance. Although the fundamental strategy made a modestly positive contribution, underperformance in the systematic strategy later in the period was more significant, outweighing early contributions.
At period-end, the Fund held approximately 5% in unencumbered cash, given its underweight duration stance. A preference for cash versus fixed-income contributed to returns given the significant selloff in bond markets in 2022.
Describe recent portfolio activity.
On April 8, 2022, the Fund underwent several changes, including moving from a U.S. equity benchmark for the equity component of the blended benchmark (Russell 1000
®
Index) to a global equity benchmark (MSCI All Country World Index). The Fund retained its underweight United States duration stance, but given the expanded equity opportunity set, the Fund pivoted the expression of its equity overweight from being overweight to U.S. equities to being overweight to Japanese equities, with smaller positions in European equities in the U.K., Italy, and Spain. An improving coronavirus backdrop and the loosening of national COVID-19 precautions prompted expectations that nominal growth in Europe would remain solid, with greater fiscal spending focused on defense and the green energy transition adding a further tailwind to European equities. In Japan, looser monetary policy and underperformance versus developed market peers made it an attractive market to implement the Fund’s equity overweight.
The Fund closed its overweight to European equities in the middle of the period.
The Fund added to its U.S. rate exposure late in the third quarter of 2022 within the tactical asset allocation strategy, with the view that markets had begun to price Fed rate hikes appropriately. The strategy also shifted its overweight equity exposure from Japanese equities to U.S. equities, as the latter had materially underperformed and were possibly better positioned toward the end of the period. The Fund ended the period with a more modest overweight to equity and underweight to duration.
Describe portfolio positioning at period end.
The Fund ended the period overweight in U.S. equities, reflecting the view that the Fed has sufficiently tightened monetary policy to achieve its mandate. Domestic stocks had materially underperformed other developed market equities in recent quarters, prompting the Fund’s view that they may be better positioned for future outperformance.
The Fund was underweight long-dated U.S. bonds on the view that rate hikes have not yet been priced into the long end of the yield curve.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Summary
as of December 31, 2022 (continued)

Fund Summary
BlackRock Sustainable Balanced Portfolio
GROWTH OF $10,000 INVESTMENT
Performance
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
(a)
Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in a combination of equity securities, fixed-income securities and derivatives. The Fund’s total returns prior to April 8, 2022 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name “BlackRock Balanced Capital Portfolio”.
(b)
A customized weighted index comprised of the returns of the Russell 1000
®
Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%).
(c)
Effective April 8, 2022, the Fund replaced its customized weighted benchmark index comprised of the returns of the Russell 1000
®
Index (60%) and the Bloomberg U.S. Aggregate Bond Index
(40%) as a performance benchmark against which the Fund measures its performance with a customized weighted benchmark index comprised of the returns of the MSCI All Country World
Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) to align with the new global equity strategy.
(d)
An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000
®
Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.
(e)
A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
(f)
A customized weighted index comprised of the returns of the MSCI All Country World Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%).
(g)
An index that captures large- and mid-cap representation across certain developed and emerging markets.
Average Annual Total Returns
(a)
1 Year 5 Years 10 Years
BlackRock Sustainable Balanced Portfolio ............................................................ (15.76)% 6.21% 8.49%
60% Russell 1000
®
Index/40% Bloomberg U.S. Aggregate Bond Index ...................................... (16.41) 5.80 7.98
Russell 1000
®
Index .......................................................................... (19.13) 9.13 12.37
Bloomberg U.S. Aggregate Bond Index ............................................................ (13.01) 0.02 1.06
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index ............................... (16.02) 3.45 5.39
MSCI All Country World Index ................................................................... (18.36) 5.23 7.98
(a)
Average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-
related fees and expenses are not reflected in these returns.

Fund Summary
as of December 31, 2022 (continued)
2022
BlackRock Annual Report to Shareholders

BlackRock Sustainable Balanced Portfolio
Expense Example
See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information
Actual Hypothetical 5% Return
Expenses Paid
During the Period Including Interest Expense Excluding Interest Expense Annualized Expense Ratio
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Including
Interest
Expense
(a)
Excluding
Interest
Expense
(a)
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Including
Interest
Expense
Excluding
Interest
Expense
$ 1,000.00 $ 1,008.10 $ 2.53 $ 2.48 $ 1,000.00 $ 1,022.68 $ 2.55 $ 1,022.74 $ 2.50 0.50% 0.49%
(a)
Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
PORTFOLIO COMPOSITION
Asset Type
Percent of at
Total Investments
(a)
Common Stocks ................................... 58.8%
Corporate Bonds ................................... 21.9
U.S. Treasury Obligations ............................. 9.7
U.S. Government Sponsored Agency Securities .............. 8.2
Investment Companies ............................... 0.7
Preferred Securities ................................. 0.3
Asset-Backed Securities .............................. 0.2
Non-Agency Mortgage-Backed Securities .................. 0.2
Floating Rate Loan Interests ........................... 0.0
(b)
Rights .......................................... 0.0
(b)
Other Interests .................................... 0.0
(b)
(a)
Excludes short-term securities.
(b)
Represents less than 0.1% of the Fund's total investments.

Fund Summary
as of December 31, 2022

Fund Summary
BlackRock U.S. Government Bond Portfolio
Investment Objective
BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.
On September 8, 2022, the Board of Directors of the Company approved a proposal to close U.S. Government Bond to purchases and thereafter to liquidate the Fund.
Accordingly, effective on April 21, 2023, the Fund will no longer accept purchase orders. On or about April 28, 2023, (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any interest holders on the Liquidation Date will be redeemed at the net asset value (“NAV”) per share and the Fund will then be terminated.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended December 31, 2022, the Fund underperformed its benchmark, the Bloomberg U.S. Government/Mortgage Index. For the same period, the
Fund underperformed its secondary benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index.
What factors influenced performance?
Detractors from the Fund’s performance relative to the benchmark included allocations to commercial mortgage-backed securities (“CMBS”), specifically single-asset, single-
borrower (“SASB”) and interest-only tranches. Interest rate volatility strategies along with an allocation to Treasury inflation-protected securities (“TIPS”) early in the period also weighed on return.
Active management of duration and corresponding interest rate sensitivity contributed positively to the Fund’s performance relative to the benchmark as Treasury yields moved sharply higher over the period.
Describe recent portfolio activity.
During the reporting period, the Fund shifted from an underweight duration bias relative to the benchmark to a neutral duration stance. Within agency mortgage-backed securities (“MBS”), the Fund favored specified pools over “to-be-announced” securities and favored low-to-middle coupons along with seasoned high coupon pools where prepayment risk is less of a concern if rates decline. The Fund reduced allocations to CMBS, primarily through reductions to SASB securities.
The Fund’s cash position averaged 13.9% during the period due to a more defensive stance on risk amid decoupling correlations across assets given a notable shift in global monetary policy. The Fund’s cash position aided relative performance during the reporting period.
Describe portfolio positioning at period end.
The Fund favored agency MBS given attractive spreads and yields relative to their historical range along with their high quality against expectations for a slowing economy.
Within agency MBS, the Fund preferred low-to-middle coupons as well as seasoned high coupon pools. The Fund is positioned neutrally from the perspective of duration and corresponding interest rate sensitivity.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Summary
as of December 31, 2022 (continued)
2022
BlackRock Annual Report to Shareholders

BlackRock U.S. Government Bond Portfolio
GROWTH OF $10,000 INVESTMENT
(a)
Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the
“Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.
(b)
An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(c)
An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Fund Summary
as of December 31, 2022 (continued)

Fund Summary
BlackRock U.S. Government Bond Portfolio
Performance
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Expense Example
See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information
Average Annual Total Returns
(a)
Standardized
30-Day Yield
(b )
Unsubsidized
30-Day Yield
(b)
1 Year 5 Years 10 Years
BlackRock U.S. Government Bond Portfolio ................................ 3.11% 1.55% (12.90)% (0.28)% 0.51%
Bloomberg U.S. Government/Mortgage Index ............................. — — (12.12) (0.24) 0.67
Bloomberg U.S. Mortgage-Backed Securities Index ........................ — — (11.81) (0.53) 0.74
(a)
Average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date.
Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Series Fund, Inc., through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.
(b)
The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
Actual Hypothetical 5% Return
Expenses Paid
During the Period Including Interest Expense Excluding Interest Expense Annualized Expense Ratio
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Including
Interest
Expense
(a)
Excluding
Interest
Expense
(a)
Beginning
Account Value
(07/01/22)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Ending
Account Value
(12/31/22)
Expenses
Paid During
the Period
(a)
Including
Interest
Expense
Excluding
Interest
Expense
$ 1,000.00 $ 960.70 $ 2.97 $ 2.47 $ 1,000.00 $ 1,022.18 $ 3.06 $ 1,022.68 $ 2.55 0.60% 0.50%
(a)
Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
PORTFOLIO COMPOSITION
Asset Type
Percent of at
Total Investments
(a)
U.S. Government Sponsored Agency Securities .............. 60.4%
U.S. Treasury Obligations ............................. 33.9
Non-Agency Mortgage-Backed Securities .................. 4.4
Asset-Backed Securities .............................. 1.2
Foreign Government Obligations ........................ 0.1
Floating Rate Loan Interests ........................... 0.0
(b)
Other Interests .................................... 0.0
(b)
(a)
Excludes short-term securities, options written and TBA sale commitments.
(b)
Represents less than 0.1% of the Fund's total investments.

The Benefits and Risks of Leveraging
2022
BlackRock Annual Report to Shareholders

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
The Funds may utilize leverage by entering into reverse repurchase agreements.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.
The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.
Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.
Disclosure of Expenses
Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.
The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any.
In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5%
hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.
Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BlackRock Advantage Large Cap Core Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
December 31, 2022
Security
Shares
Shares Value
Common Stocks
Aerospace & Defense — 2.3%
Curtiss-Wright Corp. ................. 987 $ 164,819
General Dynamics Corp. .............. 4,315 1,070,595
HEICO Corp. ..................... 932 143,192
Lockheed Martin Corp. ............... 4,495 2,186,772
Northrop Grumman Corp. ............. 241 131,492
Textron, Inc. ...................... 2,812 199,090
3,895,960
Air Freight & Logistics — 0.4%
United Parcel Service, Inc., Class B ...... 4,273 742,818
Auto Components — 0.5%
Aptiv plc
(a)
........................ 1,171 109,055
BorgWarner, Inc. ................... 4,583 184,466
Lear Corp. ....................... 4,450 551,889
845,410
Automobiles — 0.8%
Tesla, Inc.
(a)
....................... 11,417 1,406,346
Banks — 2.4%
Bank of America Corp. ............... 33,468 1,108,460
Citigroup, Inc. ..................... 10,329 467,181
East West Bancorp, Inc. .............. 533 35,125
Huntington Bancshares, Inc. ........... 1,536 21,658
KeyCorp
(b)
....................... 17,848 310,912
PNC Financial Services Group, Inc. (The) .. 369 58,280
SVB Financial Group
(a)
............... 439 101,031
US Bancorp ...................... 20,114 877,171
Wells Fargo & Co. .................. 24,787 1,023,455
4,003,273
Beverages — 2.0%
Brown-Forman Corp., Class B .......... 4,805 315,592
Coca-Cola Europacific Partners plc ....... 1,620 89,619
PepsiCo, Inc. ..................... 16,190 2,924,885
3,330,096
Biotechnology — 2.1%
AbbVie, Inc. ...................... 2,471 399,338
Amgen, Inc. ...................... 5,408 1,420,357
Biogen, Inc.
(a)
..................... 405 112,153
BioMarin Pharmaceutical, Inc.
(a)
......... 2,542 263,071
Blueprint Medicines Corp.
(a)
............ 3,727 163,280
Exact Sciences Corp.
(a)
............... 6,364 315,082
Exelixis, Inc.
(a)
..................... 3,526 56,557
Gilead Sciences, Inc. ................ 2,681 230,164
Horizon Therapeutics plc
(a)
............ 997 113,459
Novavax, Inc.
(a)(b)
................... 2,716 27,920
Seagen, Inc.
(a)
..................... 2,131 273,855
Ultragenyx Pharmaceutical, Inc.
(a)
........ 3,034 140,565
3,515,801
Building Products — 0.2%
Builders FirstSource, Inc.
(a)
............ 1,381 89,599
Johnson Controls International plc ....... 1,837 117,568
Trane Technologies plc ............... 770 129,430
336,597
Capital Markets — 1.7%
Bank of New York Mellon Corp. (The) ..... 21,375 972,990
Carlyle Group, Inc. (The) .............. 10,639 317,468
Cboe Global Markets, Inc. ............. 5,072 636,384
CME Group, Inc., Class A ............. 4,058 682,393
LPL Financial Holdings, Inc. ............ 754 162,992
2,772,227
Security
Shares
Shares Value
Chemicals — 2.2%
Corteva, Inc. ...................... 15,770 $ 926,960
Ecolab, Inc. ...................... 9,462 1,377,289
FMC Corp.
(b)
...................... 3,934 490,963
Linde plc ........................ 1,421 463,502
Sherwin-Williams Co. (The) ............ 1,797 426,482
3,685,196
Commercial Services & Supplies — 0.3%
Cintas Corp. ...................... 450 203,229
Republic Services, Inc. ............... 361 46,565
Tetra Tech, Inc. .................... 1,677 243,484
493,278
Communications Equipment — 0.4%
Juniper Networks, Inc. ............... 19,838 634,022
Construction & Engineering — 0.4%
AECOM ......................... 7,173 609,203
Consumer Finance — 2.3%
Ally Financial, Inc. .................. 7,507 183,546
American Express Co. ............... 15,151 2,238,560
Capital One Financial Corp. ............ 5,794 538,610
Discover Financial Services ............ 5,330 521,434
Synchrony Financial ................. 8,219 270,077
3,752,227
Distributors — 0.1%
Genuine Parts Co. .................. 619 107,403
Diversified Consumer Services — 0.0%
H&R Block, Inc.
(b)
................... 1,807 65,974
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B
(a)
...... 4,640 1,433,296
Voya Financial, Inc. ................. 17,621 1,083,515
2,516,811
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc. .......... 8,062 317,643
Electric Utilities — 0.3%
Evergy, Inc. ....................... 8,543 537,611
NRG Energy, Inc.
(b)
.................. 1,139 36,243
573,854
Electrical Equipment — 0.6%
Eaton Corp. plc .................... 6,300 988,785
Electronic Equipment, Instruments & Components — 1.2%
Flex Ltd.
(a)
........................ 81,077 1,739,912
TD SYNNEX Corp.
(b)
................ 1,116 105,696
TE Connectivity Ltd. ................. 642 73,702
1,919,310
Energy Equipment & Services — 0.8%
Halliburton Co. .................... 19,154 753,710
Patterson-UTI Energy, Inc. ............ 7,362 123,976
Schlumberger Ltd. .................. 8,535 456,281
1,333,967
Entertainment — 0.4%
(a)
Live Nation Entertainment, Inc. .......... 4,971 346,678
Spotify Technology SA ............... 2,556 201,796
Warner Bros Discovery, Inc. ............ 3,533 33,493
581,967
Equity Real Estate Investment Trusts (REITs) — 3.6%
Crown Castle, Inc. .................. 823 111,632
Equity Residential .................. 24,905 1,469,395

2022
BlackRock Annual Report to Shareholders
BlackRock Advantage Large Cap Core Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Equity Real Estate Investment Trusts (REITs) (continued)
Essex Property Trust, Inc. ............. 5,260 $ 1,114,699
Lamar Advertising Co., Class A ......... 750 70,800
Prologis, Inc. ...................... 11,521 1,298,762
SBA Communications Corp., Class A ...... 1,089 305,258
Simon Property Group, Inc. ............ 13,046 1,532,644
5,903,190
Food & Staples Retailing — 1.0%
Costco Wholesale Corp. .............. 895 408,568
Kroger Co. (The) ................... 15,041 670,528
Walmart, Inc. ...................... 3,656 518,384
1,597,480
Food Products — 1.9%
Archer-Daniels-Midland Co. ............ 1,550 143,917
Hershey Co. (The) .................. 6,638 1,537,162
Kellogg Co. ....................... 553 39,396
Mondelez International, Inc., Class A ...... 5,783 385,437
Tyson Foods, Inc., Class A ............ 18,127 1,128,406
3,234,318
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories ................. 6,357 697,935
Becton Dickinson and Co. ............. 7,921 2,014,310
Boston Scientific Corp.
(a)
.............. 14,171 655,692
Edwards Lifesciences Corp.
(a)
.......... 2,234 166,679
IDEXX Laboratories, Inc.
(a)
............. 347 141,562
Medtronic plc ..................... 11,191 869,765
4,545,943
Health Care Providers & Services — 4.3%
AmerisourceBergen Corp. ............. 5,079 841,641
Cigna Corp. ...................... 6,964 2,307,452
CVS Health Corp. .................. 7,872 733,591
Elevance Health, Inc. ................ 2,765 1,418,362
Humana, Inc. ..................... 30 15,366
UnitedHealth Group, Inc. .............. 3,562 1,888,501
7,204,913
Health Care Technology — 0.5%
(a)
Teladoc Health, Inc.
(b)
................ 19,358 457,817
Veeva Systems, Inc., Class A ........... 2,453 395,865
853,682
Hotels, Restaurants & Leisure — 1.0%
Caesars Entertainment, Inc.
(a)
.......... 1,987 82,659
Domino's Pizza, Inc. ................. 233 80,711
Hilton Grand Vacations, Inc.
(a)
.......... 539 20,773
McDonald's Corp. .................. 330 86,965
Starbucks Corp.
(b)
.................. 1,527 151,478
Travel + Leisure Co. ................. 34,831 1,267,849
Yum! Brands, Inc. .................. 180 23,055
1,713,490
Household Durables — 0.4%
TopBuild Corp.
(a)
................... 1,304 204,063
Whirlpool Corp. .................... 3,191 451,399
655,462
Household Products — 2.3%
Colgate-Palmolive Co. ............... 27,826 2,192,411
Procter & Gamble Co. (The) ........... 10,281 1,558,188
3,750,599
Independent Power and Renewable Electricity Producers — 0.4%
Clearway Energy, Inc., Class C ......... 367 11,696
Vistra Corp. ...................... 27,527 638,627
650,323
Security
Shares
Shares Value
Insurance — 3.5%
Allstate Corp. (The) ................. 2,299 $ 311,745
American Financial Group, Inc. ......... 301 41,321
Hartford Financial Services Group, Inc. (The) 6,071 460,364
Marsh & McLennan Cos., Inc. .......... 12,436 2,057,909
MetLife, Inc. ...................... 27,968 2,024,044
Travelers Cos., Inc. (The) ............. 4,727 886,265
WR Berkley Corp. .................. 631 45,792
5,827,440
Interactive Media & Services — 4.0%
(a)
Alphabet, Inc., Class A ............... 33,609 2,965,322
Alphabet, Inc., Class C ............... 24,707 2,192,252
Meta Platforms, Inc., Class A ........... 9,722 1,169,946
Snap, Inc., Class A .................. 26,560 237,712
6,565,232
Internet & Direct Marketing Retail — 2.8%
Amazon.com, Inc.
(a)
................. 43,193 3,628,212
eBay, Inc. ........................ 24,647 1,022,111
MercadoLibre, Inc.
(a)
................. 36 30,465
4,680,788
IT Services — 4.0%
Accenture plc, Class A ............... 2,213 590,517
Automatic Data Processing, Inc. ......... 4,025 961,411
Cognizant Technology Solutions Corp., Class A 15,372 879,125
Gartner, Inc.
(a)
..................... 920 309,249
Mastercard, Inc., Class A .............. 4,064 1,413,175
PayPal Holdings, Inc.
(a)
............... 15,352 1,093,369
Twilio, Inc., Class A
(a)
................ 1,107 54,199
Visa, Inc., Class A .................. 6,404 1,330,495
6,631,540
Life Sciences Tools & Services — 3.2%
Agilent Technologies, Inc. ............. 9,621 1,439,783
Danaher Corp. .................... 6,429 1,706,385
Mettler-Toledo International, Inc.
(a)
....... 80 115,636
PerkinElmer, Inc. ................... 444 62,258
Thermo Fisher Scientific, Inc. ........... 3,501 1,927,966
West Pharmaceutical Services, Inc. ...... 258 60,720
5,312,748
Machinery — 4.0%
Deere & Co. ...................... 4,457 1,910,983
Illinois Tool Works, Inc. ............... 3,104 683,811
PACCAR, Inc.
(b)
.................... 7,618 753,953
Snap-on, Inc.
(b)
.................... 3,718 849,526
Timken Co. (The) ................... 17,083 1,207,256
Xylem, Inc. ....................... 11,358 1,255,854
6,661,383
Media — 1.7%
Comcast Corp., Class A .............. 25,612 895,652
Fox Corp., Class A .................. 61,118 1,856,154
Fox Corp., Class B .................. 770 21,906
Liberty Media Corp.-Liberty SiriusXM, Class A
(a)
408 16,038
2,789,750
Metals & Mining — 0.5%
Newmont Corp. .................... 7,941 374,815
Reliance Steel & Aluminum Co. ......... 665 134,622
Steel Dynamics, Inc. ................. 3,081 301,014
810,451
Multiline Retail — 0.2%
Target Corp. ...................... 2,062 307,320

BlackRock Advantage Large Cap Core Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Multi-Utilities — 1.7%
CMS Energy Corp. .................. 14,688 $ 930,191
DTE Energy Co. ................... 16,423 1,930,195
2,860,386
Oil, Gas & Consumable Fuels — 4.6%
Chevron Corp. ..................... 15,164 2,721,786
ConocoPhillips .................... 834 98,412
EOG Resources, Inc. ................ 7,076 916,484
Exxon Mobil Corp. .................. 22,593 2,492,008
Marathon Petroleum Corp. ............ 10,762 1,252,589
Valero Energy Corp. ................. 1,442 182,932
7,664,211
Pharmaceuticals — 3.4%
Bristol-Myers Squibb Co. .............. 2,296 165,197
Eli Lilly & Co. ..................... 5,312 1,943,342
Johnson & Johnson ................. 8,703 1,537,385
Merck & Co., Inc. ................... 8,872 984,349
Pfizer, Inc. ....................... 19,258 986,780
5,617,053
Professional Services — 0.1%
KBR, Inc. ........................ 1,659 87,595
Road & Rail — 0.9%
CSX Corp. ....................... 22,048 683,047
Lyft, Inc., Class A
(a)
.................. 7,366 81,173
Ryder System, Inc.
(b)
................ 235 19,639
Schneider National, Inc., Class B ........ 6,663 155,914
Uber Technologies, Inc.
(a)
............. 16,165 399,761
Union Pacific Corp. ................. 602 124,656
1,464,190
Semiconductors & Semiconductor Equipment — 4.4%
Advanced Micro Devices, Inc.
(a)
......... 507 32,838
Analog Devices, Inc. ................. 13,790 2,261,974
Applied Materials, Inc. ............... 3,887 378,516
Enphase Energy, Inc.
(a)
............... 914 242,173
Intel Corp. ....................... 40,412 1,068,089
KLA Corp. ........................ 902 340,081
Lam Research Corp. ................ 1,173 493,012
Lattice Semiconductor Corp.
(a)
.......... 2,510 162,849
NVIDIA Corp. ..................... 8,639 1,262,504
NXP Semiconductors NV ............. 1,115 176,204
QUALCOMM, Inc. .................. 4,582 503,745
Semtech Corp.
(a)
................... 2,239 64,237
Silicon Laboratories, Inc.
(a)(b)
............ 2,087 283,143
7,269,365
Software — 9.4%
Adobe, Inc.
(a)
...................... 3,490 1,174,490
Autodesk, Inc.
(a)
.................... 844 157,718
Bill.com Holdings, Inc.
(a)
.............. 1,625 177,060
Box, Inc., Class A
(a)
................. 4,867 151,510
Cadence Design Systems, Inc.
(a)
........ 655 105,219
Crowdstrike Holdings, Inc., Class A
(a)
...... 293 30,850
DocuSign, Inc.
(a)
................... 1,884 104,411
Fortinet, Inc.
(a)
..................... 1,224 59,841
HubSpot, Inc.
(a)
.................... 669 193,428
Intuit, Inc. ........................ 1,455 566,315
Security
Shares
Shares Value
Software (continued)
Manhattan Associates, Inc.
(a)
........... 624 $ 75,754
Microsoft Corp. .................... 38,912 9,331,875
Palo Alto Networks, Inc.
(a)
............. 1,075 150,006
Paycom Software, Inc.
(a)
.............. 139 43,133
Paylocity Holding Corp.
(a)
............. 667 129,571
Rapid7, Inc.
(a)
..................... 3,239 110,061
RingCentral, Inc., Class A
(a)
............ 2,795 98,943
Salesforce, Inc.
(a)
................... 9,335 1,237,728
ServiceNow, Inc.
(a)
.................. 2,169 842,158
VMware, Inc., Class A
(a)
.............. 961 117,972
Workday, Inc., Class A
(a)
.............. 3,532 591,010
Zscaler, Inc.
(a)
..................... 1,306 146,141
15,595,194
Specialty Retail — 2.6%
AutoNation, Inc.
(a)
................... 1,022 109,660
AutoZone, Inc.
(a)
................... 21 51,790
Best Buy Co., Inc. .................. 3,435 275,521
Home Depot, Inc. (The) .............. 7,094 2,240,711
Lowe's Cos., Inc.
(b)
.................. 6,124 1,220,146
Penske Automotive Group, Inc.
(b)
........ 305 35,054
Ulta Beauty, Inc.
(a)
.................. 882 413,720
4,346,602
Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc. ....................... 64,585 8,391,529
Dell Technologies, Inc., Class C ......... 4,565 183,604
Hewlett Packard Enterprise Co. ......... 59,861 955,382
HP, Inc. ......................... 4,105 110,301
9,640,816
Textiles, Apparel & Luxury Goods — 0.5%
Deckers Outdoor Corp.
(a)
.............. 260 103,781
Lululemon Athletica, Inc.
(a)
............. 2,136 684,332
Ralph Lauren Corp., Class A
(b)
.......... 549 58,013
846,126
Trading Companies & Distributors — 0.4%
WW Grainger, Inc. .................. 1,316 732,025
Total Long-Term Investments — 98.9%
(Cost: $166,795,544) ............................. 164,247,78 3
Short-Term Securities
Money Market Funds — 2.0%
(c)(d)
BlackRock Liquidity Funds, T-Fund, Institutional
Class, 4.03% ................... 1,693,555 1,693,555
SL Liquidity Series, LLC, Money Market Series,
4.49%
(e)
....................... 1,552,331 1,552,176
Total Short-Term Securities — 2.0%
(Cost: $3,245,623) .............................. 3,245,731
Total Investments — 100.9%
(Cost: $170,041,167 ) ............................. 167,493,514
Liabilities in Excess of Other Assets — (0.9)% ............ (1,450,149)
Net Assets — 100.0% ..............................
$ 166,043,365
(a)
Non-income producing security.
(b)
All or a portion of this security is on loan.
(c)
Affiliate of the Fund.
(d)
Annualized 7-day yield as of period end.
(e)
All or a portion of this security was purchased with the cash collateral from loaned securities.

2022
BlackRock Annual Report to Shareholders
BlackRock Advantage Large Cap Core Portfolio

Schedule of Investments
(continued)
December 31, 2022
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer
Value at
12/31/21
Purchases
at Cost
Proceeds
from Sale
Net
Realized
Gain (Loss)
Change in
Unrealized
Appreciation
(Depreciation)
Value at
12/31/22
Shares
Held at
12/31/22 Income
Capital Gain
Distributions
from
Underlying
Funds
BlackRock Liquidity Funds,
T-Fund, Institutional Class ... $ 2,205,475 $ — $ (511,920)
(a)
$ — $ — $ 1,693,555 1,693,555 $ 22,692 $ —
SL Liquidity Series, LLC, Money
Market Series ........... 2,233,504 — (678,771)
(a)
(2,665) 108 1,552,176 1,552,331 12,833
(b)
—
$ (2,665) $ 108 $ 3,245,731 $ 35,525 $ —
— —
(a)
Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
For Fund compliance purposes, the Fund's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

BlackRock Advantage Large Cap Core Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
Derivative Financial Instruments Categorized by Risk Exposure
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description
Number of
Contracts
Expiration
Date
Notional
Amount (000)
Value/
Unrealized
Appreciation
(Depreciation)
Long Contracts
S&P 500 E-Mini Index ...................................................... 10 03/17/23 $ 1,931 $ (34,460)
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts
(a)
..... $ — $ — $ 34,460 $ — $ — $ — $ 34,460
(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Net Realized Gain (Loss) from
Futures contracts ....................... $ — $ — $ (414,782) $ — $ — $ — $ (414,782)
Net Change in Unrealized Appreciation
(Depreciation) on
Futures contracts ....................... $ — $ — $ (70,869) $ — $ — $ — $ (70,869)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts
Average notional value of contracts — long .................................................................................. $ 1,972,844

2022
BlackRock Annual Report to Shareholders
BlackRock Advantage Large Cap Core Portfolio

Schedule of Investments
(continued)
December 31, 2022
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund's financial instruments into major categories is disclosed in the Schedule of Investments above.
See notes to financial statements.
Level 1 Level 2 Level 3 Total
Assets
Investments
Long-Term Investments
Common Stocks ......................................... $ 164,247,783 $ — $ — $ 164,247,783
Short-Term Securities
Money Market Funds ...................................... 1,693,555 — — 1,693,555
$ 165,941,338 $ — $ — $ 165,941,338
Investments valued at NAV
(a)
...................................... 1,552,176
$ —
$ 167,493,514
$ —
Derivative Financial Instruments
(b)
Liabilities
Equity contracts ........................................... $ (34,460) $ — $ — $ (34,460)
(a)
Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)
Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

BlackRock Capital Appreciation Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
December 31, 2022
Security
Shares
Shares Value
Common Stocks
Aerospace & Defense — 2.7%
TransDigm Group, Inc. ............... 6,611 $ 4,162,616
Automobiles — 1.8%
Tesla, Inc.
(a)
....................... 23,515 2,896,578
Capital Markets — 5.3%
Blackstone, Inc. .................... 25,276 1,875,227
MSCI, Inc. ....................... 3,795 1,765,320
S&P Global, Inc. ................... 13,731 4,599,061
8,239,608
Chemicals — 1.4%
Sherwin-Williams Co. (The) ............ 8,943 2,122,442
Commercial Services & Supplies — 2.0%
Cintas Corp. ...................... 3,976 1,795,641
Waste Connections, Inc. .............. 9,783 1,296,834
3,092,475
Equity Real Estate Investment Trusts (REITs) — 0.6%
Prologis, Inc. ...................... 8,063 908,942
Health Care Equipment & Supplies — 5.6%
(a)
Boston Scientific Corp. ............... 53,309 2,466,607
IDEXX Laboratories, Inc. .............. 6,335 2,584,427
Intuitive Surgical, Inc. ................ 13,714 3,639,010
8,690,044
Health Care Providers & Services — 3.7%
UnitedHealth Group, Inc. .............. 10,843 5,748,742
Hotels, Restaurants & Leisure — 3.1%
Chipotle Mexican Grill, Inc.
(a)
........... 1,487 2,063,198
Evolution AB
(b)(c)
.................... 29,265 2,850,541
4,913,739
Interactive Media & Services — 6.2%
(a)
Alphabet, Inc., Class A ............... 84,487 7,454,288
Match Group, Inc. .................. 54,979 2,281,079
9,735,367
Internet & Direct Marketing Retail — 6.1%
Amazon.com, Inc.
(a)
................. 112,405 9,442,020
IT Services — 8.4%
Adyen NV, ADR
(a)(d)
.................. 43,564 601,183
Mastercard, Inc., Class A .............. 12,311 4,280,904
MongoDB, Inc., Class A
(a)
............. 1,527 300,575
Visa, Inc., Class A
(d)
................. 38,053 7,905,891
13,088,553
Life Sciences Tools & Services — 5.1%
Danaher Corp. .................... 13,964 3,706,325
Lonza Group AG (Registered) .......... 4,091 2,008,171
Thermo Fisher Scientific, Inc. ........... 4,220 2,323,912
8,038,408
Oil, Gas & Consumable Fuels — 1.7%
Cheniere Energy, Inc. ................ 13,793 2,068,398
EQT Corp.
(d)
...................... 16,493 557,958
2,626,356
Pharmaceuticals — 3.5%
AstraZeneca plc, ADR ............... 43,139 2,924,824
Zoetis, Inc., Class A ................. 17,539 2,570,341
5,495,165
Security
Shares
Shares Value
Semiconductors & Semiconductor Equipment — 9.8%
Advanced Micro Devices, Inc.
(a)
......... 45,082 $ 2,919,961
ASML Holding NV (Registered), NYRS
(d)
... 9,476 5,177,687
KLA Corp.
(d)
...................... 8,379 3,159,134
Marvell Technology, Inc. .............. 33,527 1,241,840
NVIDIA Corp. ..................... 18,956 2,770,230
15,268,852
Software — 17.7%
Bill.com Holdings, Inc.
(a)
.............. 9,898 1,078,486
Cadence Design Systems, Inc.
(a)
........ 17,934 2,880,918
Intuit, Inc. ........................ 16,952 6,598,057
Microsoft Corp. .................... 56,749 13,609,545
ServiceNow, Inc.
(a)
.................. 8,752 3,398,139
27,565,145
Specialty Retail — 0.6%
Ross Stores, Inc. ................... 8,587 996,693
Technology Hardware, Storage & Peripherals — 8.3%
Apple, Inc. ....................... 99,333 12,906,337
Textiles, Apparel & Luxury Goods — 5.2%
LVMH Moet Hennessy Louis Vuitton SE .... 5,636 4,101,279
NIKE, Inc., Class B ................. 33,759 3,950,141
8,051,420
Total Common Stocks — 98.8%
(Cost: $142,929,341) ............................. 153,989,502
Preferred Securities
Preferred Stocks — 1.1%
Media — 1.1%
ByteDance Ltd., Series E-1 (Acquired 11/11/20,
Cost $1,124,560)
(e)(f)
............... 10,263 1,691,414
Total Preferred Securities — 1.1%
(Cost: $1,124,560) .............................. 1,691,414
Total Long-Term Investments — 99.9%
(Cost: $144,053,901) ............................. 155,680,916
Short-Term Securities
Money Market Funds — 3.3%
(g)(h)
BlackRock Liquidity Funds, T-Fund, Institutional
Class, 4.03% ................... 310,134 310,134
SL Liquidity Series, LLC, Money Market Series,
4.49%
(i)
....................... 4,783,531 4,783,052
Total Short-Term Securities — 3.3%
(Cost: $5,093,005) .............................. 5,093,186
Total Investments — 103.2%
(Cost: $149,146,906 ) ............................. 160,774,102
Liabilities in Excess of Other Assets — (3.2)% ............ (4,978,313)
Net Assets — 100.0% ..............................
$ 155,795,789

2022
BlackRock Annual Report to Shareholders
BlackRock Capital Appreciation Portfolio

Schedule of Investments
(continued)
December 31, 2022
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund's financial instruments into major categories is disclosed in the Schedule of Investments above.
(a)
Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)
This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)
All or a portion of this security is on loan.
(e)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,691,414, representing 1.09% of its net assets as of period end, and an original cost of $1,124,560.
(f)
Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)
Affiliate of the Fund.
(h)
Annualized 7-day yield as of period end.
(i)
All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliated Issuer
Value at
12/31/21
Purchases
at Cost
Proceeds
from Sale
Net
Realized
Gain (Loss)
Change in
Unrealized
Appreciation
(Depreciation)
Value at
12/31/22
Shares
Held at
12/31/22 Income
Capital Gain
Distributions
from
Underlying
Funds
BlackRock Liquidity Funds,
T-Fund, Institutional Class ... $ 455,338 $ — $ (145,204)
(a)
$ — $ — $ 310,134 310,134 $ 42,464 $ —
SL Liquidity Series, LLC, Money
Market Series ........... 3,737,027 1,045,515
(a)
— 329 181 4,783,052 4,783,531 7,821
(b)
—
$ 329 $ 181 $ 5,093,186 $ 50,285 $ —
— —
(a)
Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
For Fund compliance purposes, the Fund's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Level 1 Level 2 Level 3 Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense .................................... $ 4,162,616 $ — $ — $ 4,162,616
Automobiles .......................................... 2,896,578 — — 2,896,578
Capital Markets ........................................ 8,239,608 — — 8,239,608
Chemicals ............................................ 2,122,442 — — 2,122,442
Commercial Services & Supplies ............................. 3,092,475 — — 3,092,475
Equity Real Estate Investment Trusts (REITs) .................... 908,942 — — 908,942
Health Care Equipment & Supplies ........................... 8,690,044 — — 8,690,044
Health Care Providers & Services ............................ 5,748,742 — — 5,748,742
Hotels, Restaurants & Leisure .............................. 2,063,198 2,850,541 — 4,913,739
Interactive Media & Services ............................... 9,735,367 — — 9,735,367
Internet & Direct Marketing Retail ............................ 9,442,020 — — 9,442,020
IT Services ........................................... 13,088,553 — — 13,088,553
Life Sciences Tools & Services .............................. 6,030,237 2,008,171 — 8,038,408
Oil, Gas & Consumable Fuels ............................... 2,626,356 — — 2,626,356
Pharmaceuticals ....................................... 5,495,165 — — 5,495,165
Semiconductors & Semiconductor Equipment .................... 15,268,852 — — 15,268,852

BlackRock Capital Appreciation Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
See notes to financial statements.
Level 1 Level 2 Level 3 Total
Software ............................................. $ 27,565,145 $ — $ — $ 27,565,145
Specialty Retail ........................................ 996,693 — — 996,693
Technology Hardware, Storage & Peripherals .................... 12,906,337 — — 12,906,337
Textiles, Apparel & Luxury Goods ............................ 3,950,141 4,101,279 — 8,051,420
Preferred Securities ....................................... — — 1,691,414 1,691,414
Short-Term Securities
Money Market Funds ...................................... 310,134 — — 310,134
$ 145,339,645 $ 8,959,991 $ 1,691,414 $ 155,991,050
Investments valued at NAV
(a)
...................................... 4,783,052
$ —
$ 160,774,102
$ —
(a)
Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Preferred
Securities Total
Investments
Assets
Opening balance, as of December 31, 2021 ................................................................................... $ 1,738,865 $ 1,738,865
Transfers into Level 3 ................................................................................................. — —
Transfers out of Level 3 ................................................................................................ — —
Accrued discounts/premiums ............................................................................................. — —
Net realized gain .................................................................................................... 19,548 19,548
Net change in unrealized depreciation
(a)(b)
.................................................................................... (7,018) (7,018)
Purchases ......................................................................................................... — —
Sales ............................................................................................................ (59,981) (59,981)
Closing balance, as of December 31, 2022 ....................................................................................
$ 1,691,414 $ 1,691,414
Net change in unrealized depreciation on investments still held at December 31, 2022
(b)
......................................................
$ (7,018) $ (7,018)
(a)
Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.
Fair Value Hierarchy as of Period End (continued)

2022
BlackRock Annual Report to Shareholders
BlackRock Capital Appreciation Portfolio

Schedule of Investments
(continued)
December 31, 2022
(a)
A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.
Value
Valuation
Approach Unobservable Inputs
(a)
Range of
Unobservable
Inputs Utilized
(a)
Weighted Average of
Unobservable Inputs
Based on Fair Value
Preferred Stocks
(b)
.......................... $ 1,691,414 Market Revenue Multiple 3.45x-3.95x 3.70x
Recent Transactions
(b)
$ 1,691,414
(b)
For the period end December 31, 2022, the valuation technique used recent prior transaction prices as inputs within the model used for the approximation of fair value.

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
December 31, 2022
Security
Par (000)
Pa r (000) Value
Asset-Backed Securities
Cayman Islands — 0.3%
(a)(b)
Arbor Realty Commercial Real Estate
Notes Ltd., Series 2022-FL2, Class
A, (1 Month CME Term SOFR +
1.85%), 6.19%, 05/15/37 ....... USD 100 $ 97,757
Elmwood CLO II Ltd., Series 2019-2A,
Class BR, (LIBOR USD 3 Month +
1.65%), 5.89%, 04/20/34 ....... 250 239,587
Voya CLO Ltd., Series 2017-3A, Class
A1R, (LIBOR USD 3 Month +
1.04%), 5.28%, 04/20/34 ....... 150 145,250
482,594
Ireland — 0.1%
OCP Euro CLO DAC, Series 2017-2X,
Class B, (EURIBOR 3 Month +
1.35%), 2.73%, 01/15/32
(b)(c)
.... EUR 100 101,788
United States — 0.7%
AccessLex Institute, Series 2007-A,
Class A3, (LIBOR USD 3 Month +
0.30%), 5.06%, 05/25/36
(b)
..... USD 22 21,275
Ajax Mortgage Loan Trust, Series 2021-
E, Class A1, 1.74%, 12/25/60
(a)(b)
. 174 147,339
GoodLeap Sustainable Home Solutions
Trust, Series 2021-3CS, Class A,
2.10%, 05/20/48
(a)
........... 44 31,437
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 2.19%,
08/21/34
(a)
................ 100 95,169
Navient Private Education Refi Loan
Trust
(a)
Series 2021-DA, Class A, (US Prime
Rate - 1.99%), 5.01%, 04/15/60
(b)
90 82,734
Series 2021-DA, Class C, 3.48%,
04/15/60 ............... 110 92,180
Nelnet Student Loan Trust
(a)
Series 2021-A, Class D, 4.93%,
04/20/62 ............... 100 81,650
Series 2021-BA, Class C, 3.57%,
04/20/62 ............... 100 79,803
Pagaya AI Debt Selection Trust, Series
2021-2, Class NOTE, 3.00%,
01/25/29
(a)
................ 75 70,160
SLM Private Education Loan Trust,
Series 2010-C, Class A5, (LIBOR
USD 1 Month + 4.75%), 9.07%,
10/15/41
(a)(b)
............... 143 153,841
SMB Private Education Loan Trust,
Series 2021-A, Class C, 2.99%,
01/15/53
(a)
................ 204 170,368
1,025,956
Total Asset-Backed Securities — 1.1%
(Cost: $1,780,724) .............................. 1,610,338
Shares
Shares
Common Stocks
Argentina — 0.0%
MercadoLibre, Inc.
(d)
............ 23 19,463
Australia — 0.8%
AGL Energy Ltd. .............. 5,337 29,215
BHP Group Ltd. ............... 1,200 37,172
Security
Shares
Shares Value
Australia (continued)
BHP Group Ltd.
(e)
.............. 4,490 $ 139,535
CSL Ltd. .................... 52 10,140
Endeavour Group Ltd. .......... 3,585 15,602
Glencore plc ................. 95,432 636,402
Origin Energy Ltd. ............. 2,204 11,536
Qantas Airways Ltd.
(d)
........... 3,330 13,479
QBE Insurance Group Ltd. ....... 2,543 23,069
Quintis HoldCo Pty. Ltd.
(d)(f)
....... 218,994 1
Rio Tinto plc ................. 1,678 118,104
South32 Ltd. ................. 18,725 51,337
Treasury Wine Estates Ltd. ....... 1,312 12,121
Woodside Energy Group Ltd. ...... 902 21,845
Woolworths Group Ltd. .......... 248 5,663
1,125,221
Belgium — 0.0%
KBC Group NV ............... 595 38,309
Brazil — 0.0%
Embraer SA
(d)
................ 7,128 19,417
Engie Brasil Energia SA ......... 1,583 11,367
Lojas Renner SA
(d)
............. 3,107 12,078
Sendas Distribuidora SA
(d)
........ 3,201 11,805
Suzano SA .................. 625 5,792
Vale SA .................... 480 8,173
68,632
Canada — 1.0%
Barrick Gold Corp. ............. 698 11,965
Cameco Corp. ................ 6,272 142,186
Canadian Imperial Bank of Commerce 633 25,605
Canadian National Railway Co. .... 121 14,374
Enbridge, Inc. ................ 25,940 1,013,844
George Weston Ltd. ............ 90 11,166
Imperial Oil Ltd. ............... 334 16,268
National Bank of Canada ........ 387 26,075
Nutrien Ltd. .................. 689 50,301
Suncor Energy, Inc. ............ 862 27,344
TC Energy Corp.
(e)
............. 2,928 116,731
1,455,859
Cayman Islands — 0.0%
Hedosophia European Growth
(d)
.... 5,835 61,836
Chile — 0.0%
Sociedad Quimica y Minera de Chile
SA, ADR
(e)
................ 427 34,092
China — 1.3%
Agricultural Bank of China Ltd., Class H 46,000 15,736
Aier Eye Hospital Group Co. Ltd., Class
A ...................... 4,879 21,851
Amoy Diagnostics Co. Ltd., Class A . 6,180 23,580
Anhui Gujing Distillery Co. Ltd., Class B 100 1,601
BYD Co. Ltd., Class A ........... 5,400 199,350
BYD Co. Ltd., Class H .......... 1,500 36,801
China Construction Bank Corp., Class
H ...................... 24,000 15,009
China Merchants Bank Co. Ltd., Class
H ...................... 4,000 22,135
China Petroleum & Chemical Corp.,
Class H .................. 20,000 9,636
China Tourism Group Duty Free Corp.
Ltd., Class A ............... 700 21,765
Contemporary Amperex Technology Co.
Ltd., Class A ............... 3,800 215,081
Dali Foods Group Co. Ltd.
(a)(c)
...... 3,000 1,365

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
China (continued)
Dongfeng Motor Group Co. Ltd., Class
H ...................... 8,000 $ 4,571
Foshan Haitian Flavouring & Food Co.
Ltd., Class A ............... 2,910 33,393
Ganfeng Lithium Co. Ltd., Class H
(a)(c)
9,640 71,464
Glodon Co. Ltd., Class A ......... 3,200 27,663
Great Wall Motor Co. Ltd., Class H .. 12,000 15,459
Gree Electric Appliances, Inc. of Zhuhai,
Class A .................. 10,300 47,945
Guangzhou Baiyun International Airport
Co. Ltd., Class A
(d)
........... 18,000 39,007
Haidilao International Holding Ltd.
(a)(c)(d)
10,000 28,521
Hangzhou Robam Appliances Co. Ltd.,
Class A .................. 13,000 52,041
Hangzhou Tigermed Consulting Co.
Ltd., Class H
(a)(c)
............ 1,400 16,100
Hundsun Technologies, Inc., Class A . 6,489 37,804
Hygeia Healthcare Holdings Co. Ltd.
(a)(c)
(d)
...................... 3,800 27,112
Industrial & Commercial Bank of China
Ltd., Class H ............... 43,000 22,054
JD Health International, Inc.
(a)(c)(d)
... 7,200 65,016
JD.com, Inc., Class A ........... 854 23,841
Jiangsu Hengrui Medicine Co. Ltd.,
Class A .................. 4,700 26,106
Jinxin Fertility Group Ltd.
(a)(c)
...... 28,500 26,203
Kindstar Globalgene Technology, Inc.
(a)
(c)(d)
..................... 55,500 20,289
Kingsoft Corp. Ltd. ............. 7,000 23,198
Lenovo Group Ltd. ............. 10,000 8,145
Li Auto, Inc., Class A
(d)
.......... 300 2,901
LONGi Green Energy Technology Co.
Ltd., Class A ............... 2,585 15,723
Meituan Dianping
(a)(c)(d)
.......... 1,200 26,587
Microport Cardioflow Medtech Corp.
(a)(c)
(d)
...................... 83,000 27,571
Ming Yuan Cloud Group Holdings Ltd. 7,000 6,220
Nongfu Spring Co. Ltd., Class H
(a)(c)
.. 1,200 6,758
PetroChina Co. Ltd., Class H ...... 18,000 8,222
Pharmaron Beijing Co. Ltd., Class H
(a)(c)
1,150 7,902
SG Micro Corp., Class A ......... 275 6,844
Shanghai Fosun Pharmaceutical Group
Co. Ltd., Class H ............ 3,000 9,563
Shanghai Jinjiang International Hotels
Co. Ltd., Class A ............ 2,400 20,178
SITC International Holdings Co. Ltd. . 6,000 13,299
TBEA Co. Ltd., Class A .......... 2,000 5,784
Tencent Holdings Ltd. ........... 9,300 394,323
Venustech Group, Inc., Class A .... 6,299 23,699
Want Want China Holdings Ltd. .... 6,000 3,998
Wuhan Raycus Fiber Laser
Technologies Co. Ltd., Class A
(d)
. 5,460 18,635
Yifeng Pharmacy Chain Co. Ltd., Class
A ...................... 1,482 13,676
Yonyou Network Technology Co. Ltd.,
Class A .................. 9,400 32,729
Yum China Holdings, Inc. ........ 400 22,336
Zijin Mining Group Co. Ltd., Class H . 4,000 5,376
1,872,166
Denmark — 0.2%
Chr Hansen Holding A/S ......... 67 4,820
DSV A/S .................... 156 24,669
Novo Nordisk A/S, Class B ....... 1,562 212,144
Novozymes A/S, Class B ......... 100 5,073
Orsted A/S
(a)(c)
................ 140 12,657
Security
Shares
Shares Value
Denmark (continued)
Pandora A/S ................. 177 $ 12,511
271,874
Finland — 0.0%
Fortum OYJ ................. 378 6,295
Kone OYJ, Class B ............ 242 12,529
Wartsila OYJ Abp .............. 1,613 13,601
32,425
France — 2.3%
BNP Paribas SA .............. 7,887 449,079
Carrefour SA ................. 629 10,521
Cie de Saint-Gobain ............ 6,023 294,650
Danone SA .................. 3,465 182,625
EssilorLuxottica SA ............ 2,038 368,742
Hermes International ........... 140 216,699
Kering SA ................... 795 404,598
La Francaise des Jeux SAEM
(a)(c)
... 693 27,885
L'Oreal SA .................. 213 76,275
LVMH Moet Hennessy Louis Vuitton SE 1,508 1,097,362
Remy Cointreau SA ............ 48 8,093
Societe Generale SA ........... 1,888 47,358
Teleperformance .............. 38 9,085
TotalEnergies SE .............. 1,723 108,158
Ubisoft Entertainment SA
(d)
....... 604 17,064
Unibail-Rodamco-Westfield
(d)(g)
..... 101 5,280
3,323,474
Germany — 2.6%
adidas AG .................. 182 24,666
BASF SE ................... 331 16,298
Bayer AG (Registered) .......... 210 10,809
Brenntag SE ................. 319 20,344
Commerzbank AG
(d)
............ 9,386 87,756
Deutsche Telekom AG (Registered) . 31,062 618,028
Fresenius SE & Co. KGaA ........ 711 19,860
Infineon Technologies AG ........ 2,971 90,294
Mercedes-Benz Group AG ........ 8,540 558,473
SAP SE .................... 8,098 836,043
SAP SE, ADR
(e)
............... 500 51,595
Siemens AG (Registered) ........ 5,422 747,430
Symrise AG ................. 700 76,023
Telefonica Deutschland Holding AG . 4,276 10,502
Uniper SE
(e)
................. 1,491 4,102
Vantage Towers AG ............ 16,008 548,618
3,720,841
Hong Kong — 0.3%
AIA Group Ltd. ............... 35,600 393,145
ASMPT Ltd. ................. 1,000 7,102
Orient Overseas International Ltd. .. 1,000 18,024
Super Hi International Holding Ltd.
(d)
. 1,200 1,528
419,799
India — 0.1%
HCL Technologies Ltd. .......... 767 9,619
Indian Oil Corp. Ltd. ............ 4,444 4,105
Think & Learn Pvt Ltd., Series F
(Acquired 12/11/20, cost $67,547)
(d)(f)
(h)
...................... 45 108,030
Vedanta Ltd. ................. 2,262 8,419
130,173
Ireland — 0.0%
Kingspan Group plc ............ 573 31,024

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Israel — 0.3%
(d)
Nice Ltd., ADR
(e)
.............. 1,984 $ 381,523
Taboola.com, Ltd. ............. 4,995 15,385
396,908
Italy — 0.3%
Coca-Cola HBC AG ............ 895 21,157
Enel SpA ................... 4,776 25,686
Ferrari NV .................. 539 115,582
FinecoBank Banca Fineco SpA .... 1,067 17,719
Intesa Sanpaolo SpA ........... 108,835 241,114
Snam SpA .................. 1,462 7,089
428,347
Japan — 1.0%
AGC, Inc. ................... 100 3,319
Astellas Pharma, Inc. ........... 2,050 31,172
BayCurrent Consulting, Inc. ....... 400 12,452
East Japan Railway Co. ......... 300 17,087
FANUC Corp. ................ 3,200 478,869
Food & Life Cos. Ltd. ........... 700 13,801
Hino Motors Ltd. .............. 3,200 12,159
Honda Motor Co. Ltd. ........... 700 15,966
Hoya Corp. .................. 2,459 235,520
Inpex Corp. .................. 800 8,596
Japan Post Bank Co. Ltd. ........ 2,000 17,146
Jeol Ltd. .................... 200 5,378
Kawasaki Kisen Kaisha Ltd. ....... 300 6,353
Keyence Corp. ............... 281 109,097
Kobayashi Pharmaceutical Co. Ltd. .. 200 13,708
Kose Corp. .................. 1,300 141,249
Kyowa Kirin Co. Ltd. ............ 300 6,871
Mazda Motor Corp. ............ 1,500 11,244
Mitsubishi Corp. ............... 1,100 35,711
Mitsubishi Electric Corp. ......... 1,100 10,900
Morinaga Milk Industry Co. Ltd. .... 100 3,797
MS&AD Insurance Group Holdings, Inc. 200 6,394
Nippon Yusen KK .............. 600 14,148
Nomura Research Institute Ltd. .... 900 21,397
Oracle Corp. Japan ............ 200 13,004
Recruit Holdings Co. Ltd. ........ 1,477 46,233
Sega Sammy Holdings, Inc. ....... 1,800 27,179
Shionogi & Co. Ltd. ............ 300 14,968
Terumo Corp. ................ 1,200 34,021
ZOZO, Inc. .................. 800 19,757
1,387,496
Jordan — 0.0%
Hikma Pharmaceuticals plc ....... 381 7,100
Mexico — 0.0%
Fomento Economico Mexicano SAB de
CV ..................... 5,010 39,169
Grupo Aeroportuario del Sureste SAB
de CV, Class B ............. 409 9,529
48,698
Netherlands — 2.1%
Adyen NV
(a)(c)(d)
............... 212 294,309
ASML Holding NV ............. 1,495 815,152
Heineken NV ................ 126 11,868
ING Groep NV ................ 69,643 848,333
Koninklijke Ahold Delhaize NV ..... 1,827 52,529
Koninklijke Philips NV ........... 575 8,652
Koninklijke Vopak NV ........... 441 13,118
Salt Pay Co. Ltd., Series C (Acquired
11/16/21, cost $73,809)
(d)(f)(h)
.... 38 35,774
Shell plc .................... 23,045 653,496
Security
Shares
Shares Value
Netherlands (continued)
Shell plc, ADR
(e)
............... 5,206 $ 296,482
Wolters Kluwer NV ............. 85 8,894
3,038,607
Norway — 0.0%
Norsk Hydro ASA .............. 4,166 31,130
Poland — 0.0%
Polski Koncern Naftowy ORLEN SA . 536 7,875
Saudi Arabia — 0.0%
Dr Sulaiman Al Habib Medical Services
Group Co. ................ 56 3,270
South Africa — 0.1%
Anglo American Platinum Ltd. ..... 174 14,521
Anglo American plc ............ 4,141 162,161
Kumba Iron Ore Ltd. ............ 695 20,074
196,756
South Korea — 0.5%
Amorepacific Corp.
(d)
........... 1,180 129,145
Celltrion Healthcare Co. Ltd. ...... 166 7,690
Fila Holdings Corp. ............ 159 4,195
Hana Financial Group, Inc. ....... 749 24,941
Hanwha Aerospace Co. Ltd.
(d)
..... 297 17,295
KB Financial Group, Inc. ......... 272 10,421
Kia Corp.
(d)
.................. 205 9,645
LG Chem Ltd.
(d)
............... 249 118,905
LG Display Co. Ltd.
(d)
........... 596 5,890
LG Energy Solution Ltd.
(d)
........ 696 239,881
Samsung Electronics Co. Ltd. ..... 500 21,946
Samsung Fire & Marine Insurance Co.
Ltd.
(d)
.................... 50 7,912
Samsung SDI Co. Ltd. .......... 350 164,340
SK Telecom Co. Ltd. ............ 519 19,470
781,676
Spain — 0.4%
Cellnex Telecom SA
(a)(c)
.......... 15,262 506,260
Endesa SA .................. 408 7,689
Industria de Diseno Textil SA ...... 843 22,391
536,340
Sweden — 0.2%
Atlas Copco AB, Class A ......... 6,123 72,548
Epiroc AB, Class A ............. 3,403 61,966
Evolution AB
(a)(c)
............... 148 14,416
H & M Hennes & Mauritz AB, Class B 1,037 11,175
Hexagon AB, Class B ........... 5,512 57,794
Husqvarna AB, Class B .......... 719 5,050
Swedbank AB, Class A .......... 3,359 57,133
Telefonaktiebolaget LM Ericsson, Class
B ...................... 1,470 8,613
Telia Co. AB ................. 12,911 32,991
321,686
Switzerland — 0.8%
Cie Financiere Richemont SA
(Registered) ............... 150 19,449
Lonza Group AG (Registered) ..... 257 126,155
Nestle SA (Registered) .......... 4,893 565,188
Novartis AG (Registered) ........ 500 45,249
Partners Group Holding AG ....... 17 15,053
Roche Holding AG Genussscheine .. 794 249,505
Sika AG (Registered) ........... 26 6,250
Sonova Holding AG (Registered) ... 82 19,475
STMicroelectronics NV .......... 1,921 68,265

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Switzerland (continued)
Temenos AG (Registered) ........ 100 $ 5,501
VAT Group AG
(a)(c)(d)
............ 23 6,314
1,126,404
Taiwan — 0.4%
MediaTek, Inc. ................ 1,000 20,219
Nan Ya Printed Circuit Board Corp. .. 2,000 14,697
Taiwan Semiconductor Manufacturing
Co. Ltd. .................. 33,000 479,274
Unimicron Technology Corp. ...... 6,000 23,293
537,483
United Arab Emirates — 0.0%
NMC Health plc
(d)(f)
............. 8,338 —
United Kingdom — 2.5%
Admiral Group plc ............. 425 10,910
Alphawave IP Group plc
(d)
........ 15,500 19,114
AstraZeneca plc .............. 4,538 614,079
AstraZeneca plc, ADR
(e)
......... 4,342 294,388
Auto Trader Group plc
(a)(c)
........ 7,742 48,212
BP plc ..................... 6,169 35,595
BP plc, ADR ................. 1,149 40,134
British American Tobacco plc ...... 579 22,904
Burberry Group plc ............. 763 18,550
Compass Group plc ............ 22,571 521,210
Dr. Martens plc ............... 2,283 5,181
Experian plc ................. 681 23,064
Exscientia plc, ADR
(d)
........... 8,550 45,572
Genius Sports Ltd.
(d)
............ 6,585 23,509
Grand Rounds, Inc., (Acquired
02/11/22, cost $179,056)
(d)(f)(h)
.... 67,553 76,335
Kingfisher plc ................ 4,422 12,564
Legal & General Group plc ....... 3,363 10,083
Linde plc ................... 430 140,257
Lloyds Banking Group plc ........ 1,149,595 627,350
National Grid plc
(e)
............. 510 6,110
NatWest Group plc ............. 10,201 32,533
Smith & Nephew plc ............ 333 4,447
Spirax-Sarco Engineering plc ...... 790 100,907
Standard Chartered plc .......... 866 6,459
Unilever plc .................. 16,364 826,183
3,565,650
United States — 34.7%
Abbott Laboratories ............ 7,759 851,861
AbbVie, Inc. ................. 2,360 381,400
Activision Blizzard, Inc. .......... 1,179 90,252
Adobe, Inc.
(d)
................. 583 196,197
Advance Auto Parts, Inc. ......... 158 23,231
Agilent Technologies, Inc. ........ 85 12,720
Air Products & Chemicals, Inc. ..... 2,015 621,144
Airbnb, Inc., Class A
(d)
........... 184 15,732
Aiven, Inc.
(d)(f)
................ 647 65,709
Akamai Technologies, Inc.
(d)
....... 100 8,430
Albemarle Corp. .............. 1,342 291,026
Alcoa Corp. .................. 1,885 85,711
Align Technology, Inc.
(d)
.......... 141 29,737
Allegion plc .................. 443 46,630
Alphabet, Inc., Class C
(d)(i)
........ 18,507 1,642,126
Altria Group, Inc. .............. 493 22,535
Amazon.com, Inc.
(d)(i)
........... 14,592 1,225,728
American Express Co. .......... 157 23,197
American Tower Corp. .......... 2,741 580,708
AmerisourceBergen Corp. ........ 349 57,833
Amgen, Inc. ................. 383 100,591
ANSYS, Inc.
(d)
................ 473 114,272
Security
Shares
Shares Value
United States (continued)
APA Corp. .................. 262 $ 12,230
Apple, Inc.
(i)
................. 15,439 2,005,989
Applied Materials, Inc. .......... 2,875 279,968
Aptiv plc
(d)
................... 2,506 233,384
Archer-Daniels-Midland Co. ....... 8,500 789,225
Astra Space, Inc.
(d)
............. 5,839 2,533
AT&T, Inc. ................... 2,381 43,834
AutoZone, Inc.
(d)
.............. 12 29,594
Baker Hughes Co., Class A ....... 865 25,543
Ball Corp. ................... 180 9,205
Bank of America Corp.
(i)
......... 15,673 519,090
Baxter International, Inc. ......... 155 7,900
Berkshire Hathaway, Inc., Class B
(d)
. 204 63,016
Booking Holdings, Inc.
(d)
......... 80 161,222
Boston Scientific Corp.
(d)
......... 19,373 896,389
Broadcom, Inc. ............... 77 43,053
Brown-Forman Corp., Class B ..... 342 22,463
Bunge Ltd. .................. 3,791 378,228
Cadence Design Systems, Inc.
(d)
... 1,160 186,342
California Resources Corp. ....... 1,178 51,255
Capri Holdings Ltd.
(d)
........... 991 56,804
Caterpillar, Inc. ............... 33 7,905
CDW Corp. .................. 221 39,466
Centene Corp.
(d)
.............. 196 16,074
CF Industries Holdings, Inc. ....... 6,255 532,926
Charles Schwab Corp. (The) ...... 9,496 790,637
Charter Communications, Inc., Class
A
(d)
..................... 770 261,107
Cheniere Energy, Inc. ........... 90 13,496
Chesapeake Energy Corp. ....... 525 49,544
Chevron Corp. ................ 199 35,719
Chipotle Mexican Grill, Inc.
(d)
...... 46 63,825
Chubb Ltd. .................. 1,456 321,194
Cigna Corp. ................. 191 63,286
Cintas Corp. ................. 31 14,000
Cisco Systems, Inc. ............ 1,223 58,264
CME Group, Inc., Class A ........ 463 77,858
Colgate-Palmolive Co. .......... 186 14,655
Comcast Corp., Class A
(i)
........ 10,657 372,675
ConocoPhillips ............... 10,379 1,224,722
Copart, Inc.
(d)
................ 445 27,096
Corteva, Inc. ................. 608 35,738
Costco Wholesale Corp. ......... 1,203 549,170
Coterra Energy, Inc. ............ 1,500 36,855
Crowdstrike Holdings, Inc., Class A
(d)
. 1,942 204,473
Crown Castle, Inc. ............. 124 16,819
Crown Holdings, Inc. ........... 153 12,578
Crown PropTech Acquisitions
(d)
..... 3,804 38,611
Crown PropTech Acquisitions
(d)(f)
.... 1,464 —
CSX Corp. .................. 175 5,422
CVS Health Corp. ............. 3,786 352,817
Darling Ingredients, Inc.
(d)
........ 404 25,286
Datadog, Inc., Class A
(d)
......... 1,070 78,645
Davidson Kempner Mercant Co- Invest
Fund LP (Acquired 04/04/21, cost
$36,787)
(d)(h)(j)
.............. —
(k)
128,443
Deere & Co. ................. 988 423,615
Delta Air Lines, Inc.
(d)
........... 994 32,663
Devon Energy Corp. ............ 635 39,059
Dexcom, Inc.
(d)
............... 1,676 189,790
Diversey Holdings Ltd.
(d)
......... 9,074 38,655
Dominion Energy, Inc. ........... 774 47,462
Domino's Pizza, Inc. ............ 515 178,396
Dow, Inc. ................... 300 15,117
Dynatrace, Inc.
(d)
.............. 2,483 95,099

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
United States (continued)
eBay, Inc. ................... 538 $ 22,311
Edison International ............ 810 51,532
Edwards Lifesciences Corp.
(d)
..... 2,842 212,042
Element Solutions, Inc. .......... 1,362 24,775
Elevance Health, Inc. ........... 23 11,798
Eli Lilly & Co. ................ 1,186 433,886
Energy Transfer LP ............ 3,064 36,370
Epic Games, Inc. (Acquired 07/02/20,
cost $189,750)
(d)(f)(h)
.......... 330 259,951
EQT Corp. .................. 13,266 448,789
Essex Property Trust, Inc. ........ 89 18,861
Eversource Energy ............ 611 51,226
Expedia Group, Inc.
(d)
........... 247 21,637
Extra Space Storage, Inc. ........ 105 15,454
Exxon Mobil Corp. ............. 3,447 380,204
F5, Inc.
(d)
................... 2,167 310,986
Fanatics Holdings Inc., Class A,
(Acquired 08/17/22, cost $301,006)
(d)
(f)(h)
..................... 4,437 337,966
Fastenal Co. ................. 196 9,275
Ferguson plc ................. 139 17,451
Fidelity National Information Services,
Inc. ..................... 137 9,295
First Republic Bank ............ 167 20,356
FleetCor Technologies, Inc.
(d)
...... 107 19,654
Floor & Decor Holdings, Inc., Class A
(d)
470 32,726
FMC Corp. .................. 275 34,320
Fortinet, Inc.
(d)
................ 3,676 179,720
Fortive Corp. ................. 10,322 663,189
Freeport-McMoRan, Inc.
(i)
........ 11,908 452,504
Gartner, Inc.
(d)
................ 83 27,900
Gen Digital, Inc. ............... 247 5,293
General Dynamics Corp. ......... 130 32,254
General Motors Co. ............ 1,949 65,564
Genuine Parts Co. ............. 89 15,442
Gilead Sciences, Inc. ........... 683 58,636
Goldman Sachs Group, Inc. (The) .. 57 19,573
Green Plains, Inc.
(d)
............ 1,170 35,685
GSK plc .................... 1,451 25,078
Halliburton Co. ............... 2,859 112,502
HCA Healthcare, Inc. ........... 400 95,984
Healthpeak Properties, Inc. ....... 623 15,619
Hewlett Packard Enterprise Co. .... 618 9,863
Hilton Worldwide Holdings, Inc. .... 2,391 302,127
Honeywell International, Inc. ...... 44 9,429
Humana, Inc. ................ 1,682 861,504
iHeartMedia, Inc., Class A
(d)
....... 60 368
Informatica, Inc., Class A
(d)(e)
...... 3,309 53,904
Intercontinental Exchange, Inc. .... 337 34,573
International Flavors & Fragrances, Inc. 2,584 270,907
Intuit, Inc. ................... 595 231,586
Intuitive Surgical, Inc.
(d)
.......... 1,846 489,836
Jawbone Health Hub, Inc., (Acquired
01/24/17, cost $0)
(d)(f)(h)
........ 6,968 —
Johnson & Johnson ............ 3,646 644,066
JPMorgan Chase & Co. ......... 664 89,042
Kinder Morgan, Inc. ............ 905 16,362
KLA Corp. ................... 353 133,092
Kroger Co. (The) .............. 406 18,099
Latch, Inc.
(d)
................. 4,082 2,898
Liberty Media Corp.-Liberty SiriusXM,
Class A
(d)(e)
................ 5,825 228,981
Liberty Media Corp.-Liberty SiriusXM,
Class C
(d)
................. 8,061 315,427
Lincoln National Corp. .......... 368 11,305
Security
Shares
Shares Value
United States (continued)
Lions Gate Entertainment Corp., Class
A
(d)
..................... 3,241 $ 18,506
Live Nation Entertainment, Inc.
(d)
... 229 15,970
LKQ Corp. .................. 129 6,890
Lookout, Inc., (Acquired 03/04/15, cost
$16,643)
(f)(h)
............... 1,457 5,318
Lowe's Cos., Inc. .............. 405 80,692
LPL Financial Holdings, Inc. ....... 3,341 722,224
Lululemon Athletica, Inc.
(d)
........ 363 116,298
Lumen Technologies, Inc.
(e)
....... 805 4,202
LyondellBasell Industries NV, Class A 2,237 185,738
Marathon Oil Corp. ............. 17,020 460,731
Marathon Petroleum Corp. ....... 1,136 132,219
Marsh & McLennan Cos., Inc. ..... 6,251 1,034,415
Masco Corp.
(e)
................ 855 39,903
Masimo Corp.
(d)
............... 401 59,328
Mastercard, Inc., Class A ......... 3,139 1,091,524
McDonald's Corp. ............. 1,885 496,754
McKesson Corp. .............. 352 132,042
Merck & Co., Inc. .............. 6,889 764,335
Meta Platforms, Inc., Class A
(d)
..... 292 35,139
Mettler-Toledo International, Inc.
(d)
.. 15 21,682
MGM Resorts International ....... 736 24,678
Micron Technology, Inc. .......... 6,891 344,412
Microsoft Corp.
(i)
.............. 10,475 2,512,115
Mirion Technologies, Inc., Class A
(d)
. 20,100 132,861
Mirion Technologies, Inc., Class A
(d)
. 1,997 13,200
Molina Healthcare, Inc.
(d)
......... 70 23,115
Morgan Stanley ............... 5,232 444,825
Mosaic Co. (The) .............. 475 20,838
Mr Cooper Group, Inc.
(d)
......... 798 32,024
NetApp, Inc. ................. 307 18,438
Newmont Corp. ............... 368 17,370
NextEra Energy, Inc. ........... 8,235 688,446
NIKE, Inc., Class B ............ 740 86,587
Norfolk Southern Corp. .......... 93 22,917
Northrop Grumman Corp. ........ 1,607 876,795
NVIDIA Corp. ................ 2,053 300,025
Offerpad Solutions, Inc.
(d)
........ 5,726 2,637
ONEOK, Inc. ................. 673 44,216
Opendoor Technologies, Inc.
(d)(e)
.... 5,720 6,635
Otis Worldwide Corp. ........... 1,521 119,110
Ovintiv, Inc. .................. 449 22,769
Palo Alto Networks, Inc.
(d)
........ 1,156 161,308
Park Hotels & Resorts, Inc. ....... 997 11,755
Paycom Software, Inc.
(d)
......... 74 22,963
Peloton Interactive, Inc., Class A
(d)(e)
. 4,129 32,784
PepsiCo, Inc. ................ 662 119,597
Pfizer, Inc. .................. 4,213 215,874
Philip Morris International, Inc. ..... 473 47,872
Phillips 66 ................... 497 51,728
Pioneer Natural Resources Co. .... 490 111,911
Planet Labs PBC
(d)
............. 4,320 18,792
Playstudios, Inc.
(d)
............. 6,121 23,749
PNC Financial Services Group, Inc.
(The) .................... 124 19,585
Prologis, Inc. ................. 222 25,026
Proof Acquisition Corp. I
(d)(f)
....... 807 912
Public Service Enterprise Group, Inc. 131 8,026
Quest Diagnostics, Inc. .......... 159 24,874
Raymond James Financial, Inc. .... 2,281 243,725
Rocket Lab USA, Inc.
(d)
.......... 3,465 13,063
Rockwell Automation, Inc. ........ 712 183,390
RXO, Inc.
(d)
.................. 3,548 61,026
S&P Global, Inc. .............. 413 138,330

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
United States (continued)
Salesforce, Inc.
(d)
.............. 1,999 $ 265,047
Sarcos Technology & Robotics Corp.
(d)
27,575 15,478
Sarcos Technology & Robotics Corp.
(d)
687 398
Sarcos Technology & Robotics Corp.
(d)
1,371 770
SBA Communications Corp., Class A 149 41,766
Schlumberger NV ............. 8,957 478,841
Schneider Electric SE ........... 158 22,189
Seagate Technology Holdings plc
(e)
.. 361 18,992
Seagen, Inc.
(d)
................ 1,711 219,881
Sempra Energy ............... 6,076 938,985
ServiceNow, Inc.
(d)
............. 1,088 422,438
Snorkel AI, Inc., Series B (Acquired
06/30/21, cost $7,945)
(d)(f)(h)
..... 529 3,766
Snowflake, Inc., Class A
(d)
........ 173 24,832
Sonder Holdings, Inc.
(d)
.......... 6,340 7,862
Southwest Airlines Co.
(d)
......... 524 17,643
Splunk, Inc.
(d)
................ 326 28,065
Starbucks Corp. ............... 3,735 370,512
Sun Country Airlines Holdings, Inc.
(d)
. 7,468 118,442
Symbotic Corp., Class A
(d)
........ 1,805 21,552
Synchrony Financial ............ 595 19,552
Synopsys, Inc.
(d)
.............. 32 10,217
Tapestry, Inc. ................. 794 30,236
TE Connectivity Ltd. ............ 3,030 347,844
Tesla, Inc.
(d)
.................. 1,956 240,940
Thermo Fisher Scientific, Inc. ...... 1,048 577,123
TJX Cos., Inc. (The) ............ 4,164 331,454
Toast, Inc., Class A
(d)
........... 602 10,854
Toll Brothers, Inc. .............. 369 18,420
TPB Acquisition Corp. I, Class A
(d)
... 2,154 21,626
Trane Technologies plc .......... 173 29,080
TransDigm Group, Inc. .......... 108 68,002
Travelers Cos., Inc. (The) ........ 184 34,498
Ulta Beauty, Inc.
(d)
............. 55 25,799
United Airlines Holdings, Inc.
(d)
..... 487 18,360
United Parcel Service, Inc., Class B . 3,337 580,104
United Rentals, Inc.
(d)
........... 224 79,614
UnitedHealth Group, Inc. ......... 2,195 1,163,745
Univar Solutions, Inc.
(d)
.......... 539 17,140
Valero Energy Corp. ............ 6,466 820,277
VeriSign, Inc.
(d)
............... 766 157,367
Verisk Analytics, Inc. ............ 614 108,322
Verizon Communications, Inc. ..... 483 19,030
Vertex Pharmaceuticals, Inc.
(d)
..... 74 21,370
Vertiv Holdings, Class A
(d)
........ 18,779 254,080
VF Corp. ................... 1,025 28,300
Visa, Inc., Class A ............. 268 55,680
Vulcan Materials Co. ........... 2,199 385,067
Walgreens Boots Alliance, Inc. ..... 588 21,968
Walmart, Inc. ................. 2,375 336,751
Walt Disney Co. (The)
(d)
......... 8,017 696,517
Waste Connections, Inc. ......... 53 7,026
Wells Fargo & Co. ............. 8,688 358,728
West Pharmaceutical Services, Inc. . 92 21,652
Willis Towers Watson plc ......... 92 22,501
Workday, Inc., Class A
(d)
......... 229 38,319
XPO Logistics, Inc.
(d)
........... 3,375 112,354
Zebra Technologies Corp., Class A
(d)
. 34 8,718
Zoetis, Inc., Class A ............ 370 54,224
Zscaler, Inc.
(d)
................ 856 95,786
50,122,693
Total Common Stocks — 51.9%
(Cost: $74,566,560) .............................. 75,143,307
Security
Par (000)
Pa r (000) Value
Corporate Bonds
Australia — 0.4%
National Australia Bank Ltd., 3.38%
,
01/14/26 ................. USD 1 $ 956
Quintis Australia Pty. Ltd.
(a)(f)(l)
7.50%, (7.50% Cash or 8.00% PIK),
10/01/26 ............... 463 462,748
0.00%, (0.00% Cash or 12.00%
PIK), 10/01/28 ........... 414 57,856
521,560
Belgium — 0.1%
Anheuser-Busch Cos. LLC, 3.65%
,
02/01/26 ................. 54 51,970
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 06/01/30 ............ 33 30,041
4.90%, 01/23/31 ............ 33 33,015
115,026
Canada — 0.3%
Bank of Montreal
Series H, 4.25%, 09/14/24 ..... 43 42,427
(SOFR 1 Day + 0.60%), 0.95%,
01/22/27
(b)
.............. 35 30,901
Canadian Pacific Railway Co., 4.00%
,
06/01/28 ................. 46 43,831
Open Text Corp., 6.90%
,
12/01/27
(a)
. 49 49,000
Rogers Communications, Inc., 2.95%
,
03/15/25
(a)
................ 57 54,311
Royal Bank of Canada
0.65%, 07/29/24 ............ 1 934
0.75%, 10/07/24 ............ 3 2,789
1.20%, 04/27/26 ............ 1 889
3.63%, 05/04/27 ............ 32 30,413
4.24%, 08/03/27 ............ 46 44,807
Thomson Reuters Corp., 3.35%
,
05/15/26 ................. 1 946
Toronto-Dominion Bank (The)
2.35%, 03/08/24 ............ 52 50,444
4.29%, 09/13/24 ............ 36 35,578
2.80%, 03/10/27 ............ 1 917
388,187
China — 0.1%
NXP BV
4.88%, 03/01/24 ............ 44 43,610
5.35%, 03/01/26 ............ 9 8,972
3.25%, 11/30/51 ............ 10 6,211
RKPF Overseas 2019 A Ltd., 5.90%
,
03/05/25
(c)
................ 200 161,100
219,893
Germany — 0.2%
Adler Pelzer Holding GmbH, 4.13%
,
04/01/24
(a)
................ EUR 139 124,986
APCOA Parking Holdings GmbH,
(EURIBOR 3 Month + 5.00%),
6.38%
,
01/15/27
(a)(b)
.......... 102 101,718
Caresyntax, Inc., 0.00%
,
12/31/24
(m)
. USD 8 8,336
Kirk Beauty SUN GmbH, 8.25%
,
(8.25% Cash or 9.00% PIK),
10/01/26
(a)(b)(l)
.............. EUR 114 71,458
306,498
India — 0.1%
REI Agro Ltd.
(d)(n)(o)
5.50%, 11/13/14
(a)
........... USD 220 1,825

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
India (continued)
5.50%, 11/13/14
(c)(f)
.......... USD 152 $ —
TML Holdings Pte. Ltd., 4.35%
,
06/09/26
(c)
................ 200 178,600
180,425
Italy — 0.2%
(a)
Castor SpA, (EURIBOR 3 Month +
5.25%), 7.30%
,
02/15/29
(b)
..... EUR 100 103,401
Forno d'Asolo SpA, (EURIBOR 3 Month
+ 5.50%), 7.70%
,
04/30/27
(b)
.... 178 167,675
Marcolin SpA, 6.13%
,
11/15/26 .... 100 92,059
363,135
Luxembourg — 0.2%
(a)
Garfunkelux Holdco 3 SA, 7.75%
,
11/01/25 .................. GBP 100 93,932
Herens Midco SARL, 5.25%
,
05/15/29 EUR 100 73,931
Sani/Ikos Financial Holdings 1 SARL,
5.63%
,
12/15/26 ............ 100 99,017
266,880
Netherlands — 0.0%
ING Groep NV, (SOFR 1 Day + 1.64%),
3.87%
,
03/28/26
(b)
........... USD 8 7,698
Switzerland — 0.1%
Novartis Capital Corp., 3.00%
,
11/20/25 1 958
UBS Group AG, (US Treasury Yield
Curve Rate T Note Constant Maturity
1 Year + 0.83%), 1.01%
,
07/30/24
(a)
(b)
...................... 135 131,267
132,225
Thailand — 0.1%
Kasikornbank PCL, (US Treasury Yield
Curve Rate T Note Constant Maturity
5 Year + 4.94%), 5.28%
(b)(c)(p)
.... 200 189,225
Turkey — 0.1%
Bio City Development Co. BV, 8.00%
,
07/06/24
(a)(d)(f)(n)(o)
............ 800 77,040
United Arab Emirates — 0.0%
Shelf Drilling North Sea Holdings Ltd.,
10.25%
,
10/31/25
(a)
.......... 37 36,440
United Kingdom — 0.5%
AstraZeneca plc, 1.38%
,
08/06/30 .. 66 52,142
BCP V Modular Services Finance II plc,
6.13%
,
11/30/28
(a)
........... GBP 100 100,978
BCP V Modular Services Finance plc,
6.75%
,
11/30/29
(a)
........... EUR 128 100,708
Boparan Finance plc, 7.63%
,
11/30/25
(c)
GBP 100 81,544
Deuce Finco plc, 5.50%
,
06/15/27
(a)
. 100 96,172
GlaxoSmithKline Capital plc, 3.00%
,
06/01/24 ................. USD 51 49,613
GlaxoSmithKline Capital, Inc., 3.63%
,
05/15/25 ................. 32 31,246
HSBC Holdings plc, (SOFR 1 Day +
0.71%), 0.98%
,
05/24/25
(b)
..... 14 12,962
Inspired Entertainment Financing plc,
Series Communication Services,
7.88%
,
06/01/26
(a)
........... GBP 100 112,432
Kane Bidco Ltd., 5.00%
,
02/15/27
(a)
. EUR 100 91,527
Sky Ltd., 3.75%
,
09/16/24
(a)
....... USD 2 1,952
Security
Par (000)
Par (000) Value
United Kingdom (continued)
Vodafone Group plc, 4.13%
,
05/30/25 USD 14 $ 13,777
745,053
United States — 7.7%
AbbVie, Inc.
2.60%, 11/21/24 ............ 60 57,400
3.80%, 03/15/25 ............ 47 45,807
3.60%, 05/14/25 ............ 111 107,575
3.20%, 05/14/26 ............ 1 947
2.95%, 11/21/26 ............ 64 59,519
3.20%, 11/21/29 ............ 49 44,172
Aetna, Inc., 3.50%
,
11/15/24 ...... 5 4,857
Affinity Gaming, 6.88%
,
12/15/27
(a)
.. 13 11,022
Air Products & Chemicals, Inc., 2.05%
,
05/15/30 ................. 16 13,393
Albertsons Cos., Inc., 3.50%
,
03/15/29
(a)
................ 84 70,475
Allegiant Travel Co.
(a)
8.50%, 02/05/24 ............ 154 153,615
7.25%, 08/15/27 ............ 18 17,121
Alphabet, Inc., 2.25%
,
08/15/60 .... 10 5,633
Amazon.com, Inc.
1.50%, 06/03/30 ............ 13 10,446
2.10%, 05/12/31 ............ 8 6,533
3.60%, 04/13/32 ............ 16 14,642
4.70%, 12/01/32 ............ 41 40,583
American Express Co.
2.50%, 07/30/24 ............ 31 29,813
2.25%, 03/04/25 ............ 1 944
3.95%, 08/01/25 ............ 32 31,348
American International Group, Inc.,
3.90%
,
04/01/26 ............ 12 11,624
American Tower Corp.
3.38%, 05/15/24 ............ 61 59,359
4.40%, 02/15/26 ............ 24 23,386
2.70%, 04/15/31 ............ 53 43,140
3.10%, 06/15/50 ............ 10 6,292
American Water Capital Corp.
2.80%, 05/01/30 ............ 34 29,398
4.45%, 06/01/32 ............ 16 15,307
Amgen, Inc.
1.90%, 02/21/25 ............ 1 938
3.13%, 05/01/25 ............ 7 6,717
3.00%, 02/22/29 ............ 13 11,512
4.05%, 08/18/29 ............ 31 28,970
2.30%, 02/25/31 ............ 16 13,032
3.00%, 01/15/52 ............ 69 44,038
2.77%, 09/01/53 ............ 10 6,019
Amkor Technology, Inc., 6.63%
,
09/15/27
(a)
................ 10 9,896
Apple, Inc., 3.35%
,
08/08/32 ...... 33 29,957
AT&T, Inc.
1.70%, 03/25/26 ............ 44 39,653
2.25%, 02/01/32 ............ 33 25,866
Autodesk, Inc., 2.85%
,
01/15/30 .... 24 20,631
Bank of America Corp.
(SOFR 1 Day + 0.67%), 1.84%,
02/04/25
(b)
.............. 31 29,722
(LIBOR USD 3 Month + 0.97%),
3.46%, 03/15/25
(b)
......... 2 1,947
(SOFR 1 Day + 1.11%), 3.84%,
04/25/25
(b)
.............. 78 76,153
(LIBOR USD 3 Month + 0.87%),
2.46%, 10/22/25
(b)
......... 5 4,724

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
United States (continued)
(SOFR 1 Day + 0.65%), 1.53%,
12/06/25
(b)
.............. USD 3 $ 2,767
(LIBOR USD 3 Month + 0.81%),
3.37%, 01/23/26
(b)
......... 11 10,488
(SOFR 1 Day + 1.33%), 3.38%,
04/02/26
(b)
.............. 47 44,887
3.50%, 04/19/26 ............ 1 954
(SOFR 1 Day + 1.75%), 4.83%,
07/22/26
(b)
.............. 40 39,533
Series N, (SOFR 1 Day + 0.91%),
1.66%, 03/11/27
(b)
......... 1 885
(LIBOR USD 3 Month + 1.58%),
3.82%, 01/20/28
(b)
......... 3 2,799
(LIBOR USD 3 Month + 1.51%),
3.71%, 04/24/28
(b)
......... 1 925
(LIBOR USD 3 Month + 0.99%),
2.50%, 02/13/31
(b)
......... 37 30,073
(SOFR 1 Day + 2.15%), 2.59%,
04/29/31
(b)
.............. 26 21,175
(SOFR 1 Day + 1.53%), 1.90%,
07/23/31
(b)
.............. 8 6,140
(SOFR 1 Day + 1.37%), 1.92%,
10/24/31
(b)
.............. 23 17,570
(SOFR 1 Day + 1.32%), 2.69%,
04/22/32
(b)
.............. 9 7,204
(SOFR 1 Day + 1.21%), 2.57%,
10/20/32
(b)
.............. 19 14,881
Bank of New York Mellon Corp. (The)
2.10%, 10/24/24 ............ 30 28,601
(SOFR 1 Day + 1.35%), 4.41%,
07/24/26
(b)
.............. 57 56,131
Becton Dickinson and Co.
3.36%, 06/06/24 ............ 32 31,270
3.70%, 06/06/27 ............ 94 88,814
Berry Global, Inc., 4.88%
,
07/15/26
(a)
3 2,888
Blackstone Holdings Finance Co. LLC,
3.15%
,
10/02/27
(a)
........... 13 11,715
Bristol-Myers Squibb Co.
3.63%, 05/15/24 ............ 45 44,442
3.20%, 06/15/26 ............ 44 41,947
1.45%, 11/13/30 ............ 16 12,647
2.95%, 03/15/32 ............ 9 7,830
Broadcom Corp., 3.88%
,
01/15/27 .. 55 52,024
Broadcom, Inc.
3.15%, 11/15/25 ............ 40 37,889
4.15%, 11/15/30 ............ 16 14,338
2.45%, 02/15/31
(a)
........... 19 14,965
4.30%, 11/15/32 ............ 94 82,846
California Resources Corp., 7.13%
,
02/01/26
(a)
................ 5 4,805
Cargill, Inc., 3.50%
,
04/22/25
(a)
..... 26 25,158
Carrols Restaurant Group, Inc., 5.88%
,
07/01/29
(a)
................ 15 10,513
Caterpillar Financial Services Corp.,
0.60%
,
09/13/24 ............ 31 28,918
CDI Escrow Issuer, Inc., 5.75%
,
04/01/30
(a)
................ 23 20,618
Charles Schwab Corp. (The)
4.20%, 03/24/25 ............ 1 988
3.45%, 02/13/26 ............ 2 1,934
Charter Communications Operating
LLC
2.25%, 01/15/29 ............ 18 14,488
3.70%, 04/01/51 ............ 13 7,905
Cigna Corp., 3.00%
,
07/15/23 ..... 44 43,518
Security
Par (000)
Par (000) Value
United States (continued)
Cisco Systems, Inc., 2.50%
,
09/20/26 USD 1 $ 931
Citigroup, Inc.
(b)
(LIBOR USD 3 Month + 0.90%),
3.35%, 04/24/25 .......... 8 7,757
(SOFR 1 Day + 1.37%), 4.14%,
05/24/25 ............... 15 14,710
(SOFR 1 Day + 1.53%), 3.29%,
03/17/26 ............... 62 58,934
(SOFR 1 Day + 1.55%), 5.61%,
09/29/26 ............... 32 32,137
(LIBOR USD 3 Month + 1.34%),
3.98%, 03/20/30 .......... 8 7,215
(SOFR 1 Day + 1.15%), 2.67%,
01/29/31 ............... 30 24,606
(SOFR 1 Day + 1.17%), 2.56%,
05/01/32 ............... 22 17,368
(SOFR 1 Day + 1.35%), 3.06%,
01/25/33 ............... 16 12,912
(SOFR 1 Day + 1.94%), 3.79%,
03/17/33 ............... 16 13,685
(SOFR 1 Day + 2.34%), 6.27%,
11/17/33 ............... 33 34,044
Cloud Software Group Holdings, Inc.,
6.50%
,
03/31/29
(a)
........... 107 90,124
Comcast Corp.
3.95%, 10/15/25 ............ 4 3,917
3.55%, 05/01/28 ............ 86 80,759
2.45%, 08/15/52 ............ 10 5,826
2.94%, 11/01/56 ............ 37 22,882
2.65%, 08/15/62 ............ 7 3,936
Conagra Brands, Inc., 4.30%
,
05/01/24 2 1,972
Corebridge Global Funding, 0.65%
,
06/17/24
(a)
................ 24 22,399
Covanta Holding Corp., 4.88%
,
12/01/29
(a)
................ 14 11,470
Cox Communications, Inc., 3.85%
,
02/01/25
(a)
................ 38 36,710
Crown Castle, Inc.
3.70%, 06/15/26 ............ 40 38,034
3.30%, 07/01/30 ............ 33 28,868
CVS Health Corp.
3.88%, 07/20/25 ............ 22 21,468
2.88%, 06/01/26 ............ 49 45,740
1.30%, 08/21/27 ............ 44 37,252
4.30%, 03/25/28 ............ 38 36,755
3.75%, 04/01/30 ............ 16 14,507
1.75%, 08/21/30 ............ 16 12,610
2.13%, 09/15/31 ............ 33 26,165
Deere & Co., 2.75%
,
04/15/25 ..... 7 6,724
Dell International LLC
5.45%, 06/15/23 ............ 28 28,017
6.02%, 06/15/26 ............ 37 37,746
3.45%, 12/15/51
(a)
........... 10 6,120
Discovery Communications LLC,
3.80%
,
03/13/24 ............ 23 22,467
DocuSign, Inc., 0.00%
,
01/15/24
(m)(n)
. 10 9,400
Dollar General Corp.
4.25%, 09/20/24 ............ 16 15,780
3.88%, 04/15/27 ............ 38 36,232
5.00%, 11/01/32 ............ 53 52,281
Earthstone Energy Holdings LLC,
8.00%
,
04/15/27
(a)
........... 68 65,052
eBay, Inc., 1.90%
,
03/11/25 ....... 15 14,039
Ecolab, Inc.
4.80%, 03/24/30 ............ 41 40,586

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
United States (continued)
2.13%, 02/01/32 ............ USD 16 $ 12,772
Edison International, 6.95%
,
11/15/29 16 16,708
Elevance Health, Inc.
2.38%, 01/15/25 ............ 1 949
3.65%, 12/01/27 ............ 55 51,860
5.50%, 10/15/32 ............ 60 61,424
Energy Transfer LP, 4.20%
,
09/15/23 16 15,900
Equinix, Inc.
1.25%, 07/15/25 ............ 53 47,923
1.45%, 05/15/26 ............ 35 30,770
2.50%, 05/15/31 ............ 13 10,446
3.40%, 02/15/52 ............ 29 19,752
Fidelity National Information Services,
Inc., 1.15%
,
03/01/26 ......... 1 877
Fifth Third Bancorp, (SOFR 1 Day +
1.36%), 4.06%
,
04/25/28
(b)
..... 28 26,548
Fiserv, Inc., 3.80%
,
10/01/23 ...... 16 15,829
FLYR, Inc., 7.74%
,
01/20/27
(f)
..... 49 45,325
Flyreel, Inc., 8.00%
,
07/20/23
(f)(n)
.... 96 104,087
Ford Motor Co., 6.10%
,
08/19/32 ... 64 59,095
Freed Corp., 10.00%
,
12/01/23
(f)
.... 125 119,958
Freedom Mortgage Corp.
(a)
8.13%, 11/15/24 ............ 39 35,880
8.25%, 04/15/25 ............ 40 35,979
FreeWire Technologies, Inc., Series
Industrials, (3 Month CME Term
SOFR + 9.00%), 12.59%
,
03/31/25
(b)
(f)
....................... 62 57,301
Frontier Communications Holdings
LLC
(a)
5.88%, 10/15/27 ............ 30 27,857
6.75%, 05/01/29 ............ 3 2,482
8.75%, 05/15/30 ............ 57 57,955
Frontier Florida LLC, Series E, 6.86%
,
02/01/28 ................. 61 56,171
Frontier North, Inc., Series G, 6.73%
,
02/15/28 ................. 45 41,400
Full House Resorts, Inc., 8.25%
,
02/15/28
(a)
................ 3 2,656
GATX Corp., 3.50%
,
03/15/28 ..... 1 907
GCI LLC, 4.75%
,
10/15/28
(a)
...... 12 10,081
Gen Digital, Inc.
(a)
6.75%, 09/30/27 ............ 55 53,900
7.13%, 09/30/30 ............ 27 26,527
General Motors Co., 4.88%
,
10/02/23 129 128,599
General Motors Financial Co., Inc.
2.90%, 02/26/25 ............ 48 45,463
3.60%, 06/21/30 ............ 16 13,465
2.70%, 06/10/31 ............ 67 51,334
Georgia-Pacific LLC, 3.60%
,
03/01/25
(a)
1 968
Gilead Sciences, Inc.
0.75%, 09/29/23 ............ 36 34,877
3.70%, 04/01/24 ............ 36 35,393
3.65%, 03/01/26 ............ 16 15,425
1.65%, 10/01/30 ............ 33 26,168
2.60%, 10/01/40 ............ 60 41,861
Global Payments, Inc.
2.65%, 02/15/25 ............ 5 4,704
4.95%, 08/15/27 ............ 8 7,760
Goldman Sachs Group, Inc. (The)
4.00%, 03/03/24 ............ 36 35,545
3.00%, 03/15/24 ............ 73 71,184
3.50%, 04/01/25 ............ 45 43,274
Security
Par (000)
Par (000) Value
United States (continued)
(SOFR 1 Day + 0.61%), 0.86%,
02/12/26
(b)
.............. USD 2 $ 1,808
(SOFR 1 Day + 0.79%), 1.09%,
12/09/26
(b)
.............. 52 45,839
(SOFR 1 Day + 1.28%), 2.62%,
04/22/32
(b)
.............. 24 19,140
(SOFR 1 Day + 1.25%), 2.38%,
07/21/32
(b)
.............. 27 20,950
(SOFR 1 Day + 1.26%), 2.65%,
10/21/32
(b)
.............. 5 3,948
GoTo Group, Inc., 5.50%
,
09/01/27
(a)
. 35 18,824
HCA, Inc.
5.00%, 03/15/24 ............ 4 3,977
5.38%, 02/01/25 ............ 43 42,948
5.25%, 04/15/25 ............ 45 44,738
5.88%, 02/15/26 ............ 44 44,277
5.88%, 02/01/29 ............ 32 31,900
Home Depot, Inc. (The)
2.95%, 06/15/29 ............ 16 14,475
1.38%, 03/15/31 ............ 91 70,495
1.88%, 09/15/31 ............ 21 16,781
4.50%, 09/15/32 ............ 49 47,844
2.75%, 09/15/51 ............ 40 26,135
Homes by West Bay LLC, 9.50%
,
04/30/27
(f)
................. 146 132,685
Humana, Inc.
0.65%, 08/03/23 ............ 114 111,060
1.35%, 02/03/27 ............ 1 865
2.15%, 02/03/32 ............ 28 21,849
Huntington Bancshares, Inc., (SOFR 1
Day + 1.97%), 4.44%
,
08/04/28
(b)
. 59 56,199
Intel Corp., 3.40%
,
03/25/25 ...... 12 11,698
Intercontinental Exchange, Inc.
4.00%, 09/15/27 ............ 31 29,950
4.35%, 06/15/29 ............ 33 31,906
2.10%, 06/15/30 ............ 16 13,053
1.85%, 09/15/32 ............ 16 12,035
JPMorgan Chase & Co.
(b)
(3 Month CME Term SOFR +
0.58%), 0.97%, 06/23/25 .... 70 65,252
(SOFR 1 Day + 0.61%), 1.56%,
12/10/25 ............... 7 6,481
(SOFR 1 Day + 1.85%), 2.08%,
04/22/26 ............... 64 59,411
(SOFR 1 Day + 1.32%), 4.08%,
04/26/26 ............... 49 47,575
(SOFR 1 Day + 1.56%), 4.32%,
04/26/28 ............... 51 48,704
(LIBOR USD 3 Month + 1.38%),
3.54%, 05/01/28 .......... 11 10,122
(SOFR 1 Day + 1.99%), 4.85%,
07/25/28 ............... 45 43,865
(LIBOR USD 3 Month + 1.16%),
3.70%, 05/06/30 .......... 8 7,175
(SOFR 1 Day + 1.51%), 2.74%,
10/15/30 ............... 24 20,127
(SOFR 1 Day + 1.26%), 2.96%,
01/25/33 ............... 16 13,023
(SOFR 1 Day + 2.08%), 4.91%,
07/25/33 ............... 16 15,234
Keurig Dr Pepper, Inc., 0.75%
,
03/15/24 23 21,833
Kinder Morgan Energy Partners LP,
3.50%
,
09/01/23 ............ 21 20,776
Kinetik Holdings LP, 5.88%
,
06/15/30
(a)
16 15,004
KLA Corp., 4.65%
,
07/15/32 ...... 34 33,303

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
United States (continued)
Kraft Heinz Foods Co.
3.00%, 06/01/26 ............ USD 64 $ 59,892
3.75%, 04/01/30 ............ 24 21,856
6.75%, 03/15/32
(q)
........... 4 4,340
L3Harris Technologies, Inc., 3.85%
,
12/15/26 ................. 94 89,646
Lam Research Corp., 3.75%
,
03/15/26 5 4,848
Level 3 Financing, Inc., 4.25%
,
07/01/28
(a)
................ 8 6,302
Lightning eMotors, Inc., 7.50%
,
05/15/24
(a)(n)
............... 27 5,400
Lions Gate Capital Holdings LLC,
5.50%
,
04/15/29
(a)
........... 22 12,755
Lowe's Cos., Inc.
4.00%, 04/15/25 ............ 1 981
4.40%, 09/08/25 ............ 17 16,746
3.35%, 04/01/27 ............ 25 23,469
1.70%, 09/15/28 ............ 35 29,397
4.50%, 04/15/30 ............ 24 23,000
1.70%, 10/15/30 ............ 35 27,370
3.75%, 04/01/32 ............ 48 42,698
5.00%, 04/15/33 ............ 30 29,286
3.00%, 10/15/50 ............ 34 21,629
4.25%, 04/01/52 ............ 53 42,019
Lumen Technologies, Inc., 5.13%
,
12/15/26
(a)
................ 20 17,386
LYB International Finance II BV, 3.50%
,
03/02/27 ................. 87 80,520
LYB International Finance III LLC,
2.25%
,
10/01/30 ............ 16 12,687
LyondellBasell Industries NV, 5.75%
,
04/15/24 ................. 5 5,013
Marsh & McLennan Cos., Inc.
3.88%, 03/15/24 ............ 36 35,501
3.75%, 03/14/26 ............ 27 26,185
Marvell Technology, Inc., 4.20%
,
06/22/23 ................. 10 9,942
Maxar Technologies, Inc., 7.75%
,
06/15/27
(a)
................ 40 41,529
McDonald's Corp., 3.30%
,
07/01/25 . 2 1,935
Medline Borrower LP, 3.88%
,
04/01/29
(a)
................ 15 12,089
Merck & Co., Inc.
2.75%, 02/10/25 ............ 12 11,499
3.40%, 03/07/29 ............ 39 36,332
1.45%, 06/24/30 ............ 16 12,766
MetLife, Inc.
Series D, 4.37%, 09/15/23
(q)
.... 31 30,901
3.60%, 11/13/25 ............ 29 28,178
4.55%, 03/23/30 ............ 16 15,727
Metropolitan Life Global Funding I,
1.88%
,
01/11/27
(a)
........... 1 885
MGM Resorts International, 5.50%
,
04/15/27 ................. 4 3,721
Microchip Technology, Inc., 0.97%
,
02/15/24 ................. 35 33,237
Microsoft Corp.
2.70%, 02/12/25 ............ 59 56,679
2.53%, 06/01/50 ............ 103 67,779
2.68%, 06/01/60 ............ 10 6,344
Mondelez International Holdings
Netherlands BV, 1.25%
,
09/24/26
(a)
1 869
Moody's Corp., 3.10%
,
11/29/61 .... 8 5,035
Security
Par (000)
Par (000) Value
United States (continued)
Morgan Stanley
(SOFR 1 Day + 1.16%), 3.62%,
04/17/25
(b)
.............. USD 64 $ 62,451
(SOFR 1 Day + 1.67%), 4.68%,
07/17/26
(b)
.............. 20 19,657
3.13%, 07/27/26 ............ 56 52,235
(SOFR 1 Day + 0.86%), 1.51%,
07/20/27
(b)
.............. 1 868
(SOFR 1 Day + 1.61%), 4.21%,
04/20/28
(b)
.............. 62 58,968
(LIBOR USD 3 Month + 1.63%),
4.43%, 01/23/30
(b)
......... 8 7,446
(SOFR 1 Day + 1.14%), 2.70%,
01/22/31
(b)
.............. 3 2,479
(SOFR 1 Day + 3.12%), 3.62%,
04/01/31
(b)
.............. 26 22,698
(SOFR 1 Day + 1.03%), 1.79%,
02/13/32
(b)
.............. 4 3,006
(SOFR 1 Day + 1.18%), 2.24%,
07/21/32
(b)
.............. 9 6,905
Nationstar Mortgage Holdings, Inc.
(a)
6.00%, 01/15/27 ............ 7 6,265
5.50%, 08/15/28 ............ 35 28,539
5.13%, 12/15/30 ............ 31 23,943
New Home Co., Inc. (The), 7.25%
,
10/15/25
(a)
................ 17 14,535
Newmont Corp.
2.80%, 10/01/29 ............ 9 7,651
2.60%, 07/15/32 ............ 24 19,107
NextEra Energy Capital Holdings, Inc.,
2.94%
,
03/21/24 ............ 52 50,626
Northern Trust Corp., 4.00%
,
05/10/27 33 32,233
NRG Energy, Inc., 5.75%
,
01/15/28 .. 15 14,080
Omnicom Group, Inc., 3.65%
,
11/01/24 15 14,706
Oncor Electric Delivery Co. LLC,
4.55%
,
09/15/32
(a)
........... 16 15,664
ONEOK Partners LP, 4.90%
,
03/15/25 79 77,855
Oracle Corp.
2.40%, 09/15/23 ............ 66 64,689
3.40%, 07/08/24 ............ 8 7,805
2.50%, 04/01/25 ............ 50 47,144
2.88%, 03/25/31 ............ 33 27,361
6.25%, 11/09/32 ............ 16 16,746
3.60%, 04/01/50 ............ 10 6,733
3.95%, 03/25/51 ............ 37 26,360
3.85%, 04/01/60 ............ 30 19,933
Outfront Media Capital LLC, 5.00%
,
08/15/27
(a)
................ 3 2,701
PACCAR Financial Corp., 4.95%
,
10/03/25 ................. 26 26,115
Pacific Gas & Electric Co.
3.85%, 11/15/23 ............ 30 29,571
3.25%, 02/16/24 ............ 2 1,952
5.45%, 06/15/27 ............ 9 8,875
5.90%, 06/15/32 ............ 30 29,274
4.50%, 07/01/40 ............ 23 17,585
Paramount Global, (US Treasury Yield
Curve Rate T Note Constant Maturity
5 Year + 4.00%), 6.38%
,
03/30/62
(b)
10 8,175
Parker-Hannifin Corp., 3.25%
,
06/14/29 49 43,757
PepsiCo, Inc., 2.38%
,
10/06/26 .... 2 1,861
Pitney Bowes, Inc.
(a)
6.88%, 03/15/27 ............ 84 71,811
7.25%, 03/15/29 ............ 30 23,460

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
United States (continued)
Playtika Holding Corp., 4.25%
,
03/15/29
(a)
................ USD 17 $ 13,344
PNC Financial Services Group, Inc.
(The), 3.50%
,
01/23/24 ........ 16 15,763
PPG Industries, Inc., 1.20%
,
03/15/26 14 12,409
Principal Life Global Funding II
(a)
0.75%, 04/12/24 ............ 1 945
1.25%, 08/16/26 ............ 1 867
Prologis LP, 2.25%
,
01/15/32 ...... 10 7,926
QUALCOMM, Inc., 5.40%
,
05/20/33 . 88 91,618
Realty Income Corp., 5.63%
,
10/13/32 32 32,500
Regions Financial Corp., 2.25%
,
05/18/25 ................. 2 1,869
RMIT Cash Management LLC, Series
Financials, 3.88%
,
10/17/33
(a)(f)
.. 200 170,700
Ryder System, Inc., 2.50%
,
09/01/24 2 1,902
S&P Global, Inc., 2.45%
,
03/01/27
(a)
. 33 30,139
Sabre GLBL, Inc.
(a)
9.25%, 04/15/25 ............ 39 38,849
7.38%, 09/01/25 ............ 10 9,610
11.25%, 12/15/27 ........... 27 27,803
Salesforce, Inc., 0.63%
,
07/15/24 ... 53 49,715
San Diego Gas & Electric Co., Series
NNN, 3.60%
,
09/01/23 ........ 18 17,788
Seagate HDD Cayman, 9.63%
,
12/01/32
(a)
................ 20 21,936
Service Properties Trust
4.50%, 06/15/23 ............ 14 13,757
4.35%, 10/01/24 ............ 15 13,636
4.50%, 03/15/25 ............ 16 13,801
7.50%, 09/15/25 ............ 29 27,635
Sherwin-Williams Co. (The)
4.05%, 08/08/24 ............ 50 49,242
4.25%, 08/08/25 ............ 22 21,616
2.95%, 08/15/29 ............ 16 14,006
2.20%, 03/15/32 ............ 16 12,653
Shire Acquisitions Investments Ireland
DAC
2.88%, 09/23/23 ............ 62 60,930
3.20%, 09/23/26 ............ 118 110,668
Southern California Edison Co., Series
K, 0.98%
,
08/01/24 .......... 31 28,989
Splunk, Inc.
(n)
0.50%, 09/15/23 ............ 10 9,635
1.13%, 06/15/27 ............ 35 29,533
Sprint Corp., 7.88%
,
09/15/23 ..... 49 49,685
State Street Corp., (SOFR 1 Day +
1.35%), 5.75%
,
11/04/26
(b)
..... 8 8,189
Steel Dynamics, Inc.
2.40%, 06/15/25 ............ 55 51,572
5.00%, 12/15/26 ............ 3 3,002
3.45%, 04/15/30 ............ 16 14,069
Stem, Inc., 0.50%
,
12/01/28
(a)(n)
.... 6 3,773
Talen Energy Supply LLC
(a)(d)(o)
7.25%, 05/15/27 ............ 23 23,805
6.63%, 01/15/28 ............ 59 60,327
7.63%, 06/01/28 ............ 23 23,920
Tap Rock Resources LLC, 7.00%
,
10/01/26
(a)
................ 77 71,618
Tenet Healthcare Corp., 6.13%
,
06/15/30
(a)
................ 36 34,301
Texas Instruments, Inc., 1.75%
,
05/04/30 ................. 7 5,754
Security
Par (000)
Par (000) Value
United States (continued)
Thermo Fisher Scientific, Inc.
1.22%, 10/18/24 ............ USD 1 $ 938
2.00%, 10/15/31 ............ 61 49,402
T-Mobile USA, Inc.
3.50%, 04/15/25 ............ 89 85,592
3.38%, 04/15/29 ............ 95 83,673
3.88%, 04/15/30 ............ 8 7,246
3.50%, 04/15/31 ............ 8 6,910
2.70%, 03/15/32 ............ 7 5,656
Toyota Motor Credit Corp.
1.80%, 02/13/25 ............ 4 3,759
3.05%, 03/22/27 ............ 2 1,864
Truist Financial Corp.
(b)
(SOFR 1 Day + 1.46%), 4.26%,
07/28/26 ............... 32 31,442
(SOFR 1 Day + 0.61%), 1.27%,
03/02/27 ............... 26 23,033
TWDC Enterprises 18 Corp., 3.15%
,
09/17/25 ................. 1 958
Union Pacific Corp.
2.80%, 02/14/32 ............ 49 42,301
4.50%, 01/20/33 ............ 37 36,177
United Rentals North America, Inc.,
6.00%
,
12/15/29
(a)
........... 44 43,725
UnitedHealth Group, Inc.
3.10%, 03/15/26 ............ 3 2,855
4.20%, 05/15/32 ............ 16 15,188
Uniti Group LP, 7.88%
,
02/15/25
(a)
.. 15 14,518
Univision Communications, Inc., 7.38%
,
06/30/30
(a)
................ 24 22,937
US Bancorp
(SOFR 1 Day + 1.43%), 5.73%,
10/21/26
(b)
.............. 20 20,370
(SOFR 1 Day + 0.73%), 2.22%,
01/27/28
(b)
.............. 17 15,281
3.90%, 04/26/28 ............ 33 31,647
(SOFR 1 Day + 1.66%), 4.55%,
07/22/28
(b)
.............. 81 79,106
Ventas Realty LP, 3.50%
,
02/01/25 .. 37 35,535
Verizon Communications, Inc.
2.63%, 08/15/26 ............ 33 30,453
4.02%, 12/03/29 ............ 8 7,472
3.15%, 03/22/30 ............ 49 43,210
2.55%, 03/21/31 ............ 35 28,783
2.36%, 03/15/32 ............ 16 12,683
2.88%, 11/20/50 ............ 36 22,571
2.99%, 10/30/56 ............ 74 45,147
Vertiv Group Corp., 4.13%
,
11/15/28
(a)
37 31,450
Viasat, Inc., 5.63%
,
04/15/27
(a)
..... 28 25,434
Vistra Operations Co. LLC
(a)
5.13%, 05/13/25 ............ 15 14,666
5.63%, 02/15/27 ............ 79 74,944
VMware, Inc., 1.80%
,
08/15/28 .... 63 51,445
Walt Disney Co. (The)
2.20%, 01/13/28 ............ 34 30,253
3.80%, 03/22/30 ............ 63 58,718
2.65%, 01/13/31 ............ 16 13,657
Warnermedia Holdings, Inc., 3.43%
,
03/15/24
(a)
................ 17 16,503
Waste Management, Inc.
0.75%, 11/15/25 ............ 10 8,941
3.15%, 11/15/27 ............ 32 29,850
Welltower, Inc.
4.50%, 01/15/24 ............ 37 36,530
3.63%, 03/15/24 ............ 37 36,207

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
United States (continued)
2.70%, 02/15/27 ............ USD 33 $ 29,718
Western Digital Corp.
1.50%, 02/01/24
(n)(q)
.......... 65 61,913
4.75%, 02/15/26 ............ 3 2,825
Wolfspeed, Inc., 1.88%
,
12/01/29
(a)(n)
. 5 4,502
Workday, Inc., 3.50%
,
04/01/27 .... 63 58,878
WRKCo, Inc.
3.75%, 03/15/25 ............ 18 17,408
4.65%, 03/15/26 ............ 12 11,771
4.90%, 03/15/29 ............ 16 15,362
Wynn Las Vegas LLC
(a)
5.50%, 03/01/25 ............ 21 19,936
5.25%, 05/15/27 ............ 4 3,610
Xerox Holdings Corp., 5.00%
,
08/15/25
(a)
................ 86 79,166
11,084,455
Total Corporate Bonds — 10.1%
(Cost: $17,105,132) .............................. 14,633,740
Floating Rate Loan Interests
Belgium — 0.1%
Apollo Finco BV, Facility Term Loan
B, (EURIBOR 6 Month + 4.85%),
7.60%
,
 10/02/28
(b)(f)
.......... EUR 149 124,408
Canada — 0.1%
Knowlton Development Corp., Inc.,
Term Loan, (EURIBOR 1 Month +
5.00%), 6.90%
,
 12/22/25
(b)
..... 187 194,487
France — 0.1%
Babilou Family, Facility Term Loan,
(EURIBOR 3 Month + 4.00%),
6.13%
,
 11/17/27
(b)
........... 214 219,125
Germany — 0.1%
Iris BidCo GmbH, Facility Term Loan
B, (EURIBOR 3 Month + 5.00%),
6.61%
,
 06/29/28
(b)
........... 93 85,508
Jersey, Channel Islands — 0.1%
(b)(f)
Vita Global FinCo Ltd., Facility Term
Loan, (LIBOR GBP 6 Month +
7.00%), 10.45%
,
 07/06/27 ...... GBP 40 45,866
Vita Global FinCo Ltd., Term Loan,
(EURIBOR 6 Month + 7.00%),
9.44%
,
 01/01/28 ............ EUR 67 67,687
113,553
Luxembourg — 0.2%
(b)
Jazz Pharmaceuticals plc, Term Loan,
(LIBOR USD 1 Month + 3.50%),
7.88%
,
 05/05/28 ............ USD 32 31,822
Luxembourg Life Fund - Long
Term Growth Fund, Term Loan,
(LIBOR USD 3 Month + 9.25%),
13.93%
,
 01/01/38
(f)
.......... 91 91,026
Luxembourg Life Fund II - Absolute
Return Fund III, Delayed Draw
Term Loan, (LIBOR USD 3 Month +
9.25%), 13.93%
,
 01/01/28
(f)
..... 15 14,701
Security
Par (000)
Par (000) Value
Luxembourg (continued)
Luxembourg Life Fund II - Absolute
Return Fund III, Term Loan,
(LIBOR USD 3 Month + 11.50%),
13.93%
,
 01/01/28
(f)
.......... USD 95 $ 94,712
232,261
Netherlands — 0.4%
(b)
Cypher Bidco BV, Term Loan,
(EURIBOR 6 Month + 4.50%),
6.61%
,
 01/01/28
(f)
........... EUR 154 152,426
Median BV, Facility Term Loan B1,
(EURIBOR 6 Month + 5.00%),
7.75%
,
 10/14/27 ............ 100 90,007
Ziggo BV, Facility Term Loan H,
(EURIBOR 6 Month + 3.00%),
3.76%
,
 01/31/29 ............ 311 306,189
548,622
Sweden — 0.0%
Unique BidCo AB, Facility Term Loan
B, (EURIBOR 3 Month + 5.25%),
6.24%
,
 03/16/29
(b)
........... 70 70,248
United States — 1.3%
Aimbridge Acquisition Co., Inc., 1st Lien
Term Loan, (LIBOR USD 1 Month +
4.75%), 9.10%
,
 02/02/26
(b)
..... USD 73 66,602
Altar BidCo, Inc., 1st Lien Term Loan,
(12 Month CME Term SOFR +
3.10%), 5.50% - 7.99%
,
 02/01/29
(b)
44 41,690
Altar BidCo, Inc., 2nd Lien Term Loan,
02/01/30
(b)(r)
............... 60 50,850
American Auto Auction Group LLC,
1st Lien Term Loan B, (3 Month
CME Term SOFR + 5.00%),
9.58%
,
 12/30/27
(b)
........... 81 62,427
Avaya, Inc., Term Loan B3, (1 Month
CME Term SOFR + 10.00%),
14.34%
,
 12/15/27
(b)
.......... 10 5,925
City Brewing Co. LLC, 1st Lien Term
Loan, (LIBOR USD 1 Month +
3.50%), 7.79%
,
 04/05/28
(b)
..... 18 7,618
DirecTV Financing LLC, Term Loan,
(LIBOR USD 1 Month + 5.00%),
9.38%
,
 08/02/27
(b)
........... 43 41,455
DRI Holding, Inc., 1st Lien Term Loan,
(LIBOR USD 1 Month + 5.25%),
9.63%
,
 12/21/28
(b)
........... 28 23,795
DS Parent, Inc., Term Loan B,
(LIBOR USD 3 Month + 5.75%),
9.92%
,
 12/10/28
(b)
........... 42 39,728
ECL Entertainment LLC, Term Loan
B, (LIBOR USD 1 Month + 7.50%),
11.88%
,
 05/01/28
(b)
.......... 49 49,086
Emerald Technologies US
AcquisitionCo., Inc., Term Loan B, (1
Month CME Term SOFR + 6.25%),
10.67%
,
 12/29/27
(b)
.......... 32 30,438
Galaxy Brands, Term Loan,
(LIBOR USD 3 Month + 4.75%),
9.07%
,
 01/01/38
(b)(f)
.......... 199 194,730
Genesys Cloud Services Holdings I
LLC, Term Loan, (LIBOR USD 1
Month + 4.00%), 8.38%
,
 12/01/27
(b)
10 9,557

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
United States (continued)
GoTo Group, Inc., 1st Lien Term Loan,
(LIBOR USD 1 Month + 4.75%),
9.14%
,
 08/31/27
(b)
........... USD 98 $ 62,725
Green Plains Operating Co. LLC,
Term Loan, (LIBOR USD 3 Month +
0.00%), 8.83%
,
 07/20/26
(b)(f)
..... 119 117,370
Hilton Worldwide Finance LLC, Term
Loan B2, (1 Month CME Term SOFR
+ 1.75%), 6.17%
,
 06/22/26
(b)
.... 151 150,277
Hydrofarm Holdings Group, Inc., Term
Loan, (LIBOR USD 1 Month +
5.50%), 9.89%
,
 10/25/28
(b)(f)
..... 21 17,671
Informatica LLC, Term Loan,
(LIBOR USD 1 Month + 2.75%),
7.19%
,
 10/27/28
(b)
........... 18 17,270
J&J Ventures Gaming LLC, Term Loan,
(LIBOR USD 3 Month + 4.00%),
8.73%
,
 04/26/28
(b)
........... 35 33,501
Jack Ohio Finance LLC, Term Loan,
(LIBOR USD 1 Month + 4.75%),
9.13%
,
 10/04/28
(b)(f)
.......... 16 15,479
Kronos Acquisition Holdings, Inc., Term
Loan, (3 Month CME Term SOFR +
6.00%), 10.51%
,
 12/22/26
(b)
..... 15 14,293
LBM Acquisition LLC, 1st Lien Term
Loan, (LIBOR USD 3 Month +
3.75%), 7.12%
,
 12/17/27
(b)
..... 82 70,988
Maverick Gaming LLC, Facility Term
Loan B, (LIBOR USD 3 Month +
7.50%), 12.23%
,
 09/03/26
(b)
..... 27 21,330
Naked Juice LLC, 2nd Lien Term
Loan, (3 Month CME Term SOFR +
6.00%), 10.68%
,
 01/24/30
(b)
..... 4 3,146
OD Intermediate SUBI Holdco II LLC,
Term Loan, 10.00%
,
 04/01/26
(f)(s)
. 208 194,173
OVG Business Services LLC, Term
Loan, (LIBOR USD 1 Month +
6.25%), 10.64%
,
 11/20/28
(b)(f)
.... 54 49,843
ProFrac Holdings II LLC, Term Loan, (3
Month CME Term SOFR + 7.25%),
12.10%
,
 03/04/25
(b)(f)
......... 43 44,392
Project Ruby Ultimate Parent Corp.,
1st Lien Term Loan, (LIBOR USD 1
Month + 3.25%), 7.63%
,
 03/10/28
(b)
13 12,167
Redstone HoldCo 2 LP, 1st Lien Term
Loan, (LIBOR USD 3 Month +
4.75%), 9.11%
,
 04/27/28
(b)
..... 65 44,648
Redstone HoldCo 2 LP, 2nd Lien Term
Loan, (LIBOR USD 3 Month +
7.75%), 12.11%
,
 04/27/29
(b)
..... 50 24,657
SCIH Salt Holdings, Inc., 1st Lien Term
Loan B1, (LIBOR USD 3 Month +
4.00%), 8.41%
,
 03/16/27
(b)
..... 57 55,554
Signal Parent, Inc., Term Loan,
(LIBOR USD 1 Month + 3.50%),
7.89%
,
 04/03/28
(b)
........... 35 20,696
Sonder Corp., Term Loan,
11.11% 01/19/27
(b)(f)
.......... 158 142,564
Sovos Brands Intermediate, Inc., 1st
Lien Term Loan, (LIBOR USD 3
Month + 3.50%), 7.91%
,
 06/08/28
(b)
10 9,467
SWF Holdings I Corp., 1st Lien Term
Loan, (LIBOR USD 3 Month +
4.00%), 8.75%
,
 10/06/28
(b)
..... 18 14,588
Security
Par (000)
Par (000) Value
United States (continued)
Talen Energy Supply LLC, Term Loan,
(3 Month CME Term SOFR +
4.75%), 9.01% - 9.27%
,
 11/13/23
(b)
USD 82 $ 82,462
Vaco Holdings LLC, Term Loan, (3
Month CME Term SOFR + 5.00%),
9.73%
,
 01/21/29
(b)
........... 33 31,390
1,874,552
Total Floating Rate Loan Interests — 2.4%
(Cost: $3,829,191) .............................. 3,462,764
Foreign Government Obligations
Argentina — 0.2%
Argentine Republic (The)
1.00%, 07/09/29 ............ 30 7,824
0.50%, 07/09/30
(q)
........... 295 79,930
1.50%, 07/09/35
(q)
........... 331 83,334
3.88%, 01/09/38
(q)
........... 119 37,404
208,492
Canada — 0.5%
Canadian Government Bond, 0.25%
,
03/01/26 ................. CAD 1,062 704,097
Spain — 0.3%
(a)(c)
Bonos and Obligaciones del Estado,
2.55%
,
10/31/32 ............ EUR 319 312,532
Kingdom of Spain, 3.45%
,
07/30/66 . 185 176,527
489,059
Total Foreign Government Obligations — 1.0%
(Cost: $1,886,411) .............................. 1,401,648
Shares
Shares
Investment Companies
Health Care Select Sector SPDR
Fund
(e)
................... 1,533 208,258
Industrial Select Sector SPDR Fund
(e)
928 91,139
Invesco Municipal Opportunity Trust . 1,407 13,943
Invesco Municipal Trust
(e)
........ 1,398 13,840
Invesco QQQ Trust 1, Series 1 ..... 1,100 292,908
Invesco Quality Municipal Income Trust 1,385 13,047
Invesco Trust for Investment Grade
Municipals ................ 1,376 13,829
Invesco Value Municipal Income Trust 1,379 16,617
iShares 0-5 Year TIPS Bond ETF
(t)
.. 1,425 138,168
iShares China Large-Cap ETF
(t)
.... 6,037 170,847
iShares iBoxx $ High Yield Corporate
Bond ETF
(e)(t)
............... 2,656 195,561
iShares J.P. Morgan USD Emerging
Markets Bond ETF
(e)(t)
......... 15,427 1,304,970
iShares Latin America 40 ETF
(t)
.... 2,948 67,480
iShares MSCI Brazil ETF
(t)
........ 3,320 92,861
iShares MSCI Emerging Markets ETF
(t)
429 16,259
iShares Nasdaq Biotechnology ETF
(e)(t)
153 20,087
KraneShares Bosera MSCI China A 50
Connect Index ETF .......... 1,141 29,084
KraneShares CSI China Internet ETF 10,776 325,435
Nuveen Municipal Value Fund, Inc. .. 2,293 19,720
SPDR Bloomberg High Yield Bond
ETF
(e)
................... 1,221 109,890
SPDR Gold Shares
(j)
............ 1,814 307,727

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
United States Oil Fund LP
(e)
....... 1,602 $ 112,316
VanEck Semiconductor ETF ...... 221 44,850
Total Investment Companies — 2.5%
(Cost: $3,835,813) .............................. 3,618,836
Par (000)
Pa r (000)
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.5%
United States — 0.5%
(a)(b)
Federal Home Loan Mortgage Corp.
STACR REMIC Trust, Series 2022-
DNA1, Class B1, (SOFR 30 Day
Average + 3.40%), 7.33%, 01/25/42 USD 17 15,079
Federal Home Loan Mortgage Corp.
Structured Agency Credit Risk Debt
Variable Rate Notes
Series 2021-DNA2, Class B1,
(SOFR 30 Day Average +
3.40%), 7.33%, 08/25/33 .... 18 16,624
Series 2021-DNA2, Class B2,
(SOFR 30 Day Average +
6.00%), 9.93%, 08/25/33 .... 17 14,335
JPMorgan Mortgage Trust
Series 2021-INV5, Class A2A,
2.50%, 12/25/51 .......... 523 420,080
Series 2021-INV7, Class A3A,
2.50%, 02/25/52 .......... 207 177,240
Series 2021-INV7, Class A4A,
2.50%, 02/25/52 .......... 78 52,456
Ready Capital Mortgage Financing LLC,
Series 2022-FL10, Class A, (1 Month
CME Term SOFR + 2.55%), 6.87%,
10/25/39 ................. 96 95,854
791,668
Commercial Mortgage-Backed Securities — 2.0%
Bermuda — 0.1%
RIAL Issuer Ltd., Series 2022-FL8,
Class A, (1 Month CME Term SOFR
+ 2.25%), 6.57%, 01/19/37
(a)(b)
... 100 97,575
Cayman Islands — 0.1%
MF1 Multifamily Housing Mortgage
Loan Trust, Series 2021-W10, Class
F, (1 Month CME Term SOFR +
3.37%), 7.71%, 12/15/34
(a)(b)
.... 100 91,806
United States — 1.8%
BANK, Series 2017-BNK9, Class A4,
3.54%, 11/15/54 ............ 17 16,099
Beast Mortgage Trust
(a)(b)
Series 2021-SSCP, Class A, (LIBOR
USD 1 Month + 0.75%), 5.07%,
04/15/36 ............... 15 14,369
Series 2021-SSCP, Class B, (LIBOR
USD 1 Month + 1.10%), 5.42%,
04/15/36 ............... 27 25,248
Series 2021-SSCP, Class C, (LIBOR
USD 1 Month + 1.35%), 5.67%,
04/15/36 ............... 37 34,184
Series 2021-SSCP, Class D, (LIBOR
USD 1 Month + 1.60%), 5.92%,
04/15/36 ............... 33 30,123
Security
Par (000)
Par (000) Value
United States (continued)
Series 2021-SSCP, Class E, (LIBOR
USD 1 Month + 2.10%), 6.42%,
04/15/36 ............... USD 37 $ 33,553
Series 2021-SSCP, Class F, (LIBOR
USD 1 Month + 2.90%), 7.22%,
04/15/36 ............... 24 22,015
Series 2021-SSCP, Class G, (LIBOR
USD 1 Month + 3.80%), 8.12%,
04/15/36 ............... 39 35,769
Series 2021-SSCP, Class H, (LIBOR
USD 1 Month + 4.90%), 9.22%,
04/15/36 ............... 18 16,538
Benchmark Mortgage Trust, Series
2021-B25, Class A5, 2.58%,
04/15/54 ................. 46 37,857
BX Commercial Mortgage Trust
(a)(b)
Series 2019-XL, Class J, (1 Month
CME Term SOFR + 2.76%),
7.10%, 10/15/36 .......... 85 80,797
Series 2021-21M, Class E, (LIBOR
USD 1 Month + 2.17%), 6.49%,
10/15/36 ............... 51 47,120
Series 2021-CIP, Class E, (LIBOR
USD 1 Month + 2.82%), 7.14%,
12/15/38 ............... 100 91,977
Series 2021-SOAR, Class G,
(LIBOR USD 1 Month + 2.80%),
7.12%, 06/15/38 .......... 106 97,786
Series 2021-VINO, Class F, (LIBOR
USD 1 Month + 2.80%), 7.12%,
05/15/38 ............... 100 92,763
Series 2021-XL2, Class F, (LIBOR
USD 1 Month + 2.24%), 6.56%,
10/15/38 ............... 113 105,546
BX Trust
(a)(b)
Series 2019-OC11, Class D, 3.94%,
12/09/41 ............... 64 51,003
Series 2019-OC11, Class E, 3.94%,
12/09/41 ............... 89 68,853
Series 2021-ARIA, Class E, (LIBOR
USD 1 Month + 2.24%), 6.56%,
10/15/36 ............... 100 90,722
Series 2021-MFM1, Class E, (LIBOR
USD 1 Month + 2.25%), 6.57%,
01/15/34 ............... 20 18,594
Series 2021-MFM1, Class F, (LIBOR
USD 1 Month + 3.00%), 7.32%,
01/15/34 ............... 40 36,793
CD Mortgage Trust, Series 2017-CD6,
Class B, 3.91%, 11/13/50
(b)
..... 10 8,632
Citigroup Commercial Mortgage Trust,
Series 2018-C6, Class A4, 4.41%,
11/10/51 .................. 16 15,305
Commercial Mortgage Trust, Series
2014-CR21, Class A3, 3.53%,
12/10/47 ................. 31 29,574
CSAIL Commercial Mortgage Trust
Series 2016-C5, Class C, 4.64%,
11/15/48
(b)
.............. 10 9,004
Series 2020-C19, Class A3, 2.56%,
03/15/53 ............... 94 78,729
DBGS Mortgage Trust, Series 2018-
BIOD, Class F, (LIBOR USD 1
Month + 2.00%), 6.32%, 05/15/35
(a)(b)
91 86,099

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
United States (continued)
Extended Stay America Trust
(a)(b)
Series 2021-ESH, Class D, (LIBOR
USD 1 Month + 2.25%), 6.57%,
07/15/38 ............... USD 199 $ 190,651
Series 2021-ESH, Class E, (LIBOR
USD 1 Month + 2.85%), 7.17%,
07/15/38 ............... 100 94,826
GS Mortgage Securities Corp. Trust,
Series 2021-DM, Class E, (LIBOR
USD 1 Month + 2.94%), 7.25%,
11/15/36
(a)(b)
............... 100 92,940
GS Mortgage Securities Trust, Series
2020-GC47, Class AS, 2.73%,
05/12/53 ................. 36 28,856
JPMCC Commercial Mortgage
Securities Trust, Series 2019-COR4,
Class A5, 4.03%, 03/10/52 ..... 35 32,426
JPMorgan Chase Commercial
Mortgage Securities Trust
(a)(b)
Series 2021-MHC, Class E, (LIBOR
USD 1 Month + 2.45%), 6.77%,
04/15/38 ............... 60 56,838
Series 2021-MHC, Class F, (LIBOR
USD 1 Month + 2.95%), 7.27%,
04/15/38 ............... 20 18,795
Series 2022-NXSS, Class A, (1
Month CME Term SOFR +
2.18%), 6.51%, 08/15/39 .... 14 13,965
KKR Industrial Portfolio Trust, Series
2021-KDIP, Class A, (LIBOR USD 1
Month + 0.55%), 4.87%, 12/15/37
(a)(b)
15 14,269
Life Mortgage Trust, Series 2021-BMR,
Class F, (LIBOR USD 1 Month +
2.35%), 6.67%, 03/15/38
(a)(b)
.... 115 108,514
Med Trust
(a)(b)
Series 2021-MDLN, Class F, (LIBOR
USD 1 Month + 4.00%), 8.32%,
11/15/38 ............... 122 111,890
Series 2021-MDLN, Class G,
(LIBOR USD 1 Month + 5.25%),
9.57%, 11/15/38 .......... 131 119,711
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class E, (LIBOR
USD 1 Month + 2.10%), 6.42%,
04/15/38
(a)(b)
............... 156 147,629
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2015-C24, Class C, (LIBOR
USD 1 Month + 0.00%), 4.33%,
05/15/48
(b)
.............. 10 9,022
Series 2016-C32, Class A4, 3.72%,
12/15/49 ............... 27 25,269
Morgan Stanley Capital I Trust
Series 2018-MP, Class A, 4.28%,
07/11/40
(a)(b)
............. 17 14,813
Series 2020-L4, Class A3, 2.70%,
02/15/53 ............... 29 24,099
SREIT Trust
(a)(b)
Series 2021-MFP, Class F, (LIBOR
USD 1 Month + 2.62%), 6.94%,
11/15/38 ............... 100 93,230
Series 2021-MFP2, Class F, (LIBOR
USD 1 Month + 2.62%), 6.94%,
11/15/36 ............... 100 93,480
Security
Par (000)
Par (000) Value
United States (continued)
STWD Trust, Series 2021-FLWR, Class
E, (LIBOR USD 1 Month + 1.92%),
6.24%, 07/15/36
(a)(b)
.......... USD 25 $ 23,432
UBS Commercial Mortgage Trust,
Series 2019-C17, Class A4, 2.92%,
10/15/52 ................. 10 8,613
Wells Fargo Commercial Mortgage
Trust
(b)
Series 2015-C28, Class AS, 3.87%,
05/15/48 ............... 30 28,180
Series 2017-C38, Class C, 3.90%,
07/15/50 ............... 10 8,481
Series 2017-C41, Class B, 4.19%,
11/15/50 ............... 25 21,727
2,656,708
2,846,089
Total Non-Agency Mortgage-Backed Securities — 2.5%
(Cost: $4,076,020) .............................. 3,637,757
Beneficial Interest (000)
Beneficial Interest (000)
Other Interests
Capital Markets - 0.2%
Sprott Private Resource Streaming &
Royalty US LP
(f)(u)
........... 166 216,702
Total Other Interests — 0.2%
(Cost: $167,154) .................................. 216,702
Par (000)
Pa r (000)
Preferred Securities
Capital Trusts — 0.0%
United States — 0.0%
(b)
Prudential Financial, Inc. , (LIBOR USD
3 Month + 3.92%), 5.63%, 06/15/43 44 43,230
USB Capital IX , (LIBOR USD 3 Month +
1.02%), 5.10%
(p)
............ 31 24,413
67,643
Total Capital Trusts — 0.0%
(Cost: $72,995) ................................ 67,643
Shares
Shares
Preferred Stocks — 2.9%
Brazil — 0.1%
Neon Payments Ltd.
(f)
........... 319 154,839
China — 0.3%
ByteDance Ltd., Series E-1 (Acquired
11/11/20, cost $272,511)
(f)(h)
..... 2,458 405,095
Germany — 0.3%
Caresyntax, Inc.
(f)
.............. 296 19,160
Dr Ing hc F Porsche AG (Preference) 1,633 164,792
Porsche Automobil Holding SE
(Preference) ............... 171 9,326

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Germany (continued)
Volocopter Gmbh, (Acquired 03/03/21,
cost $159,572)
(f)(h)
........... 30 $ 187,746
381,024
India — 0.0%
Think & Learn Pvt Ltd., Series F
(Acquired 12/11/20, cost $103,322)
(f)
(h)
...................... 32 76,822
Jersey, Channel Islands — 0.1%
(f)(h)
Loadsmart, Inc., Series C (Acquired
10/05/20, cost $85,987) ....... 10,057 143,413
Loadsmart, Inc., Series D (Acquired
01/27/22, cost $19,100) ....... 955 13,618
157,031
Sweden — 0.0%
Volta Greentech AB, Series C
(d)(f)
... 228 29,219
United States — 2.1%
10X Future Technologies Holding Ltd.,
(Acquired 05/13/21, cost $183,387)
(f)
(h)
...................... 4,842 63,981
2020 Cash Mandatory Exchangeable
Trust, 5.25%
(a)(n)
............. 277 316,894
Aptiv plc, Series A, 5.50%
(n)
....... 1,083 116,228
Becton Dickinson and Co., Series B,
6.00%
(e)
.................. 4,094 205,028
Boston Scientific Corp., Series A,
5.50% ................... 713 81,867
Breeze Aviation Group, Inc., Series B
(Acquired 07/30/21, cost $127,466)
(f)
(h)
...................... 236 67,288
Cruise, Series G (Acquired 03/25/21,
cost $76,178)
(f)(h)
............ 2,891 41,341
Databricks, Inc., Series F (Acquired
10/22/19, cost $88,431)
(f)(h)
..... 6,177 316,139
Databricks, Inc., Series G (Acquired
02/01/21, cost $102,873)
(f)(h)
.... 1,740 89,053
Deep Instinct Ltd., Series D-2 (Acquired
03/19/21, cost $89,710)
(f)(h)
..... 14,760 101,401
Deep Instinct Ltd., Series D-4 (Acquired
09/20/22, cost $84,498)
(f)(h)
..... 11,985 82,337
Dream Finders Homes, Inc., 9.00%
(f)(p)
285 259,706
Exo Imaging, Inc., Series C (Acquired
06/24/21, cost $62,470)
(f)(h)
..... 10,664 31,459
Farmer's Business Network, Inc.,
Series F (Acquired 07/31/20, cost
$69,518)
(f)(h)
............... 2,103 98,021
Farmer's Business Network, Inc.,
Series G (Acquired 09/15/21, cost
$19,766)
(f)(h)
............... 318 14,822
JumpCloud, Inc., Series E-1 (Acquired
10/30/20, cost $93,611)
(f)(h)
..... 51,330 183,248
JumpCloud, Inc., Series F (Acquired
09/03/21, cost $20,218)
(f)(h)
..... 3,376 12,052
Lessen, Inc., Series B
(f)
.......... 6,246 79,824
Lookout, Inc., Series F (Acquired
09/14/14 - 10/22/14, cost $243,061)
(f)
(h)
...................... 21,278 117,242
MNTN Digital, Series D (Acquired
11/05/21, cost $54,841)
(f)(h)
..... 2,388 22,925
Mythic AI Inc., Series C (Acquired
01/26/21, cost $48,256)
(d)(f)(h)
.... 7,024 1,545
Noodle Partners, Inc., Series C
(Acquired 08/26/21, cost $73,361)
(f)(h)
8,220 50,389
PsiQuantum Corp., Series D (Acquired
05/21/21, cost $40,179)
(f)(h)
..... 1,532 38,928
Security
Shares
Shares Value
United States (continued)
Relativity Space, Inc., Series E
(Acquired 05/27/21, cost $68,894)
(f)(h)
3,017 $ 49,690
SambaNova Systems, Inc., Series C
(Acquired 02/19/20, cost $91,575)
(f)(h)
1,720 109,203
SambaNova Systems, Inc., Series D
(Acquired 04/09/21, cost $52,640)
(f)(h)
554 35,174
Snorkel AI, Inc., Series C (Acquired
06/30/21, cost $28,447)
(f)(h)
..... 1,894 13,485
Ursa Major Technologies, Inc., Series C
(Acquired 09/13/21, cost $72,377)
(f)(h)
12,134 80,448
Ursa Major Technologies, Inc., Series D
(Acquired 10/14/22, cost $9,855)
(d)(f)
(h)
...................... 1,487 9,855
Verge Genomics, Series B (Acquired
11/05/21, cost $65,877)
(f)(h)
..... 12,367 58,496
Versa Networks, Inc., Series E
(Acquired 10/14/22, cost $43,198),
12.00%
(f)(h)
................ 14,803 39,524
Wells Fargo & Co., Series L, 7.50%
(e)(n)
(p)
...................... 46 54,510
Zero Mass Water, Inc., Series C-1
(Acquired 05/07/20, cost $70,353)
(f)(h)
4,463 119,519
Zero Mass Water, Inc., Series D
(Acquired 07/05/22, cost $13,149)
(d)(f)
(h)
...................... 321 11,774
2,973,396
Total Preferred Stocks — 2.9%
(Cost: $3,982,332) .............................. 4,177,426
Trust Preferreds — 0.1%
United States — 0.1%
Citigroup Capital XIII , (LIBOR USD 3
Month + 6.37%), 10.78%, 10/30/40
(b)
(e)
...................... 5,096 144,726
Total Trust Preferreds — 0.1%
(Cost: $140,435) ................................ 144,726
Total Preferred Securities — 3.0%
(Cost: $4,195,762) .............................. 4,389,795
Par (000)
Pa r (000)
U.S. Government Sponsored Agency Securities
Commercial Mortgage-Backed Securities — 0.0%
Federal National Mortgage Association
ACES Variable Rate Notes,
Series 2018-M13, Class A2,
3.74%, 09/25/30
(b)
........... USD 14 13,167
Interest Only Commercial Mortgage-Backed Securities — 0.1%
(b)
Federal Home Loan Mortgage Corp.
Multifamily Structured Pass-Through
Certificates, Series KL06, Class
XFX, 1.36%, 12/25/29 ........ 100 6,534
Federal Home Loan Mortgage Corp.
Multifamily Structured Pass-Through
Certificates Variable Rate Notes
Series K105, Class X1,
1.52% ,  01/25/30 ........ 279 23,117
Series K109, Class X1,
1.58% ,  04/25/30 ........ 118 10,168

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series K116, Class X1,
1.43% ,  07/25/30 ........ USD 100 $ 8,019
Series K120, Class X1,
1.04% ,  10/25/30 ........ 395 23,662
Series KW09, Class X1,
0.80% ,  05/25/29 ........ 462 17,561
89,061
Mortgage-Backed Securities — 7.7%
Uniform Mortgage-Backed Securities
(v)
4.50% ,  01/25/53 - 02/25/53 ... 7,237 6,963,627
5.00% ,  01/25/53 .......... 4,278 4,214,777
11,178,404
Total U.S. Government Sponsored Agency Securities
—
7.8%
(Cost: $11,362,491) .............................. 11,280,632
U.S. Treasury Obligations
U.S. Treasury Bonds
2.38%, 02/15/42 ............ 225 171,791
3.25%, 05/15/42 ............ 544 476,672
3.38%, 08/15/42 ............ 296 264,103
3.00%, 08/15/52
(w)
........... 995 819,457
4.00%, 11/15/52 ............ 184 183,858
U.S. Treasury Inflation Linked Notes
0.63%, 01/15/24 - 07/15/32 ..... 2,827 2,728,791
0.50%, 04/15/24 ............ 1,234 1,199,595
0.13%, 04/15/27 ............ 384 358,031
U.S. Treasury Notes
0.75%, 12/31/23
(j)
........... 4,608 4,429,890
4.00%, 12/15/25 ............ 1,017 1,010,485
Total U.S. Treasury Obligations — 8.1%
(Cost: $11,816,475) .............................. 11,642,673
Shares
Shares
Warrants
Cayman Islands — 0.0%
Hedosophia European Growth (Issued/
Exercisable 05/13/21, 1 share for
1 warrant, Expires 05/13/27, Strike
Price EUR 11.50)
(d)
.......... 1,945 62
Israel — 0.0%
Innovid Corp. (Issued/Exercisable
01/28/21, 1 share for 1 warrant,
Expires 12/31/27, Strike Price USD
11.50)
(d)
.................. 375 150
Switzerland — 0.0%
Cie Financiere Richemont SA (Issued/
Exercisable 11/27/20, 1 share for
1 warrant, Expires 11/22/23, Strike
Price CHF 67.00)
(d)
.......... 36 30
United Kingdom — 0.0%
Genius Sports Ltd. (Issued/Exercisable
12/07/20, 1 share for 1 warrant,
Expires 12/31/28, Strike Price USD
11.50)
(d)
.................. 1,164 1,048
Security
Shares
Shares Value
United States — 0.0%
(d)
Cano Health, Inc. (Issued/Exercisable
07/06/20, 1 share for 1 warrant,
Expires 06/03/26, Strike Price USD
11.50) ................... 1,986 $ 437
Crown PropTech Acquisitions (Issued/
Exercisable 02/05/21, 1 share for
1 warrant, Expires 02/01/26, Strike
Price USD 11.50)
(f)
........... 2,120 —
Deep Instinct Ltd., (Acquired 09/20/22,
cost $0) (Issued/Exercisable
09/20/22, 1 share for 1 warrant,
Expires 09/20/32, Strike Price USD
0.00)
(f)(h)
.................. 845 4,918
Embark Technology, Inc. (Issued/
Exercisable 03/05/21, 1 share for
1 warrant, Expires 12/31/27, Strike
Price USD 11.50) ............ 963 19
EVgo, Inc. (Issued/Exercisable
11/10/20, 1 share for 1 warrant,
Expires 09/15/25, Strike Price USD
11.50) ................... 1,130 755
Flyr, Inc. (Issued/Exercisable 05/10/22,
1 share for 1 warrant, Expires
05/10/32, Strike Price USD 3.95)
(f)
264 3,889
Freewire Warrants TA (Issued/
Exercisable 03/31/22, 1 share for
1 warrant, Expires 04/26/27, Strike
Price USD 3.35)
(f)
........... 6,819 5,319
Gores Holdings VIII, Inc. (Issued/
Exercisable 01/28/21, 1 share for
1 warrant, Expires 12/31/27, Strike
Price USD 11.50) ............ 178 —
Hippo Holdings, Inc. (Issued/
Exercisable 01/04/21, 1 share for
1 warrant, Expires 08/02/26, Strike
Price USD 11.50) ............ 938 30
Latch, Inc. (Issued/Exercisable
06/04/21, 1 share for 1 warrant,
Expires 06/04/26, Strike Price USD
11.50) ................... 840 36
Lightning eMotors, Inc. (Issued/
Exercisable 12/10/20, 1 share for
1 warrant, Expires 12/15/25, Strike
Price USD 11.50) ............ 2,348 174
Offerpad Solutions, Inc. (Issued/
Exercisable 10/13/20, 1 share for
1 warrant, Expires 09/01/26, Strike
Price USD 11.50) ............ 1,681 38
Proof Acquisition Corp. I (Issued/
Exercisable 09/27/22, 1 share for
1 warrant, Expires 10/01/26, Strike
Price USD 11.50)
(f)
........... 2,017 40
Rotor Acquisition Corp. (Issued/
Exercisable 06/15/21, 1 share for
1 warrant, Expires 06/15/27, Strike
Price USD 11.50) ............ 724 36
Sarcos Technology & Robotics Corp.
(Issued/Exercisable 12/21/20,
1 share for 1 warrant, Expires
09/24/26, Strike Price USD 11.50) 1,924 77
Sonder Holdings, Inc. (Issued/
Exercisable 01/19/22, 1 share for
1 warrant, Expires 10/01/26, Strike
Price USD 12.50)
(f)
........... 2,205 22

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
United States (continued)
TPB Acquisition Corp. I (Issued/
Exercisable 02/19/21, 1 share for
1 warrant, Expires 02/19/23, Strike
Price USD 11.50) ............ 718 $ 338
Versa Networks, Inc., Series E
(Acquired 10/14/22, cost $0) (Issued/
Exercisable 10/14/22, 1 share for
1 warrant, Expires 10/07/23, Strike
Price USD 0.01)
(f)(h)
.......... 1,825 4,708
Volta, Inc. (Issued/Exercisable
10/22/20, 1 share for 1 warrant,
Expires 08/26/26, Strike Price USD
11.50) ................... 1,160 76
20,912
Total Warrants — 0.0%
(Cost: $32,680) ................................ 22,202
Total Long-Term Investments — 90.6%
(Cost: $134,654,413) ............................. 131,060,394
Par (000)
Pa r (000)
Short-Term Securities
Certificates of Deposit — 0.1%
Domestic — 0.1%
Citibank NA, 5.00%, 09/21/23 ..... USD 220 219,216
Total Certificates of Deposit — 0.1%
(Cost: $220,000) ................................ 219,216
Foreign Government Obligations — 15.4%
(x)
Brazil - 0.5%
Federative Republic of Brazil Treasury
Bills, 8.67%
,
07/01/24 ......... BRL 4 698,297
Japan - 14.9%
Japan Treasury Bills
(0.27)%, 01/06/23 ........... JPY 133,000 1,013,422
(0.30)%, 01/11/23 ........... 449,050 3,421,693
(0.14)%, 02/20/23 ........... 726,700 5,538,495
(0.21)%, 02/27/23 ........... 287,700 2,192,756
(0.18)%, 03/06/23 ........... 1,234,050 9,405,826
21,572,192
Total Foreign Government Obligations — 15.4%
(Cost: $21,074,033) .............................. 22,270,489
Shares
Shares
Money Market Funds — 4.5%
(t)(y)
BlackRock Liquidity Funds, T-Fund,
Institutional Class, 4.03% ...... 2,362,835 2,362,835
SL Liquidity Series, LLC, Money Market
Series, 4.49%
(z)
............. 4,093,716 4,093,307
Total Money Market Funds — 4.5%
(Cost: $6,455,925) .............................. 6,456,142
Security
Par (000)
Pa r (000) Value
Time Deposits — 0.1%
Australia — 0.0%
Australia & New Zealand Banking
Group Ltd., 1.56%, 01/03/23 .... AUD 47 $ 32,000
Canada — 0.1%
Royal Bank of Canada,
3.06%, 01/03/23 ............ CAD 49 36,397
Europe — 0.0%
Citibank NA, 1.10%, 01/02/23 ..... EUR 54 58,182
Japan — 0.0%
Sumitomo Mitsui Financial Group, Inc.,
(0.33)%, 01/04/23 ........... JPY 560 4,267
Singapore — 0.0%
Hong Kong & Shanghai Bank,
1.80%, 01/03/23 ............ SGD 1 909
United Kingdom — 0.0%
Citibank NA, 2.30%, 01/03/23 ..... GBP 2 2,181
United States — 0.0%
Royal Bank of Canada,
4.34%, 01/03/23 ............ USD 29 29,240
Total Time Deposits — 0.1%
(Cost: $163,176) ................................ 163,176
Total Short-Term Securities — 20.1%
(Cost: $27,913,134) .............................. 29,109,023
Total Options Purchased — 0.5%
(Cost: $879,281 ) ................................ 752,581
Total Investments Before Options Written, TBA Sale
Commitments and Investments Sold Short — 111.2%
(Cost: $163,446,828) ............................. 160,921,998
Total Options Written — (0.9)%
(Premiums Received — $(782,268)) .................. (1,343,541)
TBA Sale Commitments
Uniform Mortgage-Backed Securities
(v)
4.50% ,  01/25/53 ............ (500) (481,128)
5.00% ,  01/25/53 ............ (4,278) (4,214,777)
Total TBA Sale Commitments — (3.2)%
(Proceeds: $(4,720,561)) .......................... (4,695,905)
Shares
Shares
Investments Sold Short
Common Stocks
France — (0.0)%
Pernod Ricard SA ............. (240) (47,214)
United Kingdom — (0.0)%
Diageo plc .................. (1,024) (44,822)

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

(Percentages shown are based on Net Assets)
Consolidated Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
United States — (0.1)%
JM Smucker Co. (The) .......... (412) $ (65,285)
Total Common Stocks — (0.1)%
(Proceeds: $(141,335)) ........................... (157,321)
Total Investments Sold Short — (0.1)%
(Proceeds: $(141,335) ) ........................... (157,321)
Total Investments Net of Options Written, TBA Sale
Commitments and Investments Sold Short — 107.0%
(Cost: $157,802,664) ............................. 154,725,231
Liabilities in Excess of Other Assets — (7.0)% ............ (10,063,357)
Net Assets — 100.0% .............................. $ 144,661,874
(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.
(c)
This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)
Non-income producing security.
(e)
All or a portion of this security is on loan.
(f)
Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)
A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,651,242, representing 2.52% of its net assets as of period end, and an original cost of $3,504,045.
(i)
All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(j)
All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(k)
Investment does not issue shares.
(l)
Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)
Zero-coupon bond.
(n)
Convertible security.
(o)
Issuer filed for bankruptcy and/or is in default.
(p)
Perpetual security with no stated maturity date.
(q)
Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(r)
Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(s)
Fixed rate.
(t)
Affiliate of the Fund.
(u)
Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(v)
Represents or includes a TBA transaction.
(w)
All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(x)
Rates are discount rates or a range of discount rates as of period end.
(y)
Annualized 7-day yield as of period end.
(z)
All or a portion of this security was purchased with the cash collateral from loaned securities.

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:
Affiliated Issuer
Value at
12/31/21
Purchases
at Cost
Proceeds
from Sale
Net
Realized
Gain (Loss)
Change in
Unrealized
Appreciation
(Depreciation)
Value at
12/31/22
Shares
Held at
12/31/22 Income
Capital Gain
Distributions
from
Underlying
Funds
BlackRock Liquidity Funds,
T-Fund, Institutional Class ... $ 8,690,749 $ — $ (6,327,914)
(a)
$ — $ — $ 2,362,835 2,362,835 $ 155,698 $ —
SL Liquidity Series, LLC, Money
Market Series ........... 3,724,155 370,326
(a)
— (1,391) 217 4,093,307 4,093,716 19,753
(b)
—
iShares 0-5 Year TIPS Bond ETF — 140,569 — — (2,401) 138,168 1,425 582 —
iShares China Large-Cap ETF .. 131,798 84,320 (28,451) (11,923) (4,897) 170,847 6,037 3,974 —
iShares iBoxx $ High Yield
Corporate Bond ETF ...... 98,408 899,582 (780,448) (22,356) 375 195,561 2,656 6,018 —
iShares iBoxx $ Investment Grade
Corporate Bond ETF
(c)
..... 38,828 3,827,389 (3,734,631) (131,884) 298 — — 12,891 10
iShares J.P. Morgan USD
Emerging Markets Bond ETF . 1,764,918 2,411,037 (2,501,153) (369,756) (76) 1,304,970 15,427 29,664 —
iShares Latin America 40 ETF .. 69,160 — — — (1,680) 67,480 2,948 8,584 —
iShares MSCI Brazil ETF ..... 93,192 — — — (331) 92,861 3,320 11,689 —
iShares MSCI Emerging Markets
ETF .................. 20,957 — — — (4,698) 16,259 429 406 —
iShares Nasdaq Biotechnology
ETF .................. 23,351 — — — (3,264) 20,087 153 62 —
iShares Russell 2000 ETF
(c)
.... — 932,264 (965,298) 33,034 — — — — —
iShares S&P 500 Value ETF
(c)
.. 275,825 — (261,595) 42,130 (56,360) — — — —
$ (462,146) $ (72,817) $ 8,462,375 $ 249,321 $ 10
— —
(a)
Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
(c)
As of period end, the entity is no longer held.

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description
Number of
Contracts
Expiration
Date
Notional
Amount (000)
Value/
Unrealized
Appreciation
(Depreciation)
Long Contracts
Euro-Bobl ............................................................... 4 03/08/23 $ 496 $ (15,342)
Euro-Bund .............................................................. 28 03/08/23 3,984 (238,121)
Euro-OAT ............................................................... 1 03/08/23 136 (7,832)
Australia 10 Year Bond ...................................................... 26 03/15/23 2,048 (104,390)
MSCI Emerging Markets E-Mini Index ............................................ 5 03/17/23 240 (7,654)
Russell 2000 E-Mini Index .................................................... 1 03/17/23 89 (3,165)
U.S. Treasury 10 Year Note ................................................... 11 03/22/23 1,234 (26,966)
U.S. Treasury Long Bond .................................................... 2 03/22/23 249 (1,035)
U.S. Treasury Ultra Bond .................................................... 27 03/22/23 3,605 (35,728)
U.S. Treasury 2 Year Note .................................................... 56 03/31/23 11,480 (17,445)
U.S. Treasury 5 Year Note .................................................... 21 03/31/23 2,264 (29,468)
3 Month SONIA Index ....................................................... 10 09/19/23 2,882 11,444
(475,702)
Short Contracts
Euro-BTP ............................................................... 4 03/08/23 466 35,905
Euro-Buxl ............................................................... 1 03/08/23 145 29,147
Euro-Schatz ............................................................. 8 03/08/23 903 9,724
Japan 10 Year Bond ........................................................ 1 03/13/23 1,108 20,025
EURO STOXX 50 Index ..................................................... 24 03/17/23 972 52,534
FTSE 100 Index .......................................................... 1 03/17/23 90 1,018
NASDAQ 100 E-Mini Index ................................................... 12 03/17/23 2,645 194,661
S&P 500 E-Mini Index ...................................................... 3 03/17/23 579 1,086
U.S. Treasury 10 Year Ultra Note ............................................... 128 03/22/23 15,090 190,066
Long Gilt ............................................................... 2 03/29/23 242 15,281
549,447
$ 73,745
Forward Foreign Currency Exchange Contracts
Currency
Purchased
Currency
Sold Counterparty
Settlement
Date
Unrealized
Appreciation
(Depreciation)
CAD 1,457,244 USD 1,061,431 HSBC Bank plc 01/20/23 $ 14,905
JPY 140,749,141 EUR 962,565 HSBC Bank plc 01/20/23 43,266
MXN 5,903,558 USD 299,506 BNP Paribas SA 01/20/23 2,503
MXN 14,721,617 USD 722,954 UBS AG 01/20/23 30,162
AUD 3,557,401 USD 2,403,658 Barclays Bank plc 02/16/23 22,770
NOK 6,919,583 CHF 647,150 Deutsche Bank AG 02/16/23 4,312
KRW 771,553,990 USD 574,650 Citibank NA 02/17/23 38,560
HUF 36,872,409 USD 90,629 UBS AG 02/21/23 6,844
MXN 3,616,504 USD 182,915 HSBC Bank plc 02/21/23 999
BRL 493,048 USD 91,246 Goldman Sachs International 02/22/23 1,264
BRL 910,345 USD 166,726 Citibank NA 03/02/23 3,849
HUF 60,191,508 USD 148,866 Goldman Sachs International 03/02/23 9,886
PLN 340,552 USD 75,026 BNP Paribas SA 03/02/23 2,325
PLN 676,012 USD 150,393 Morgan Stanley & Co. International plc 03/02/23 3,153
BRL 2,154,072 USD 396,552 Deutsche Bank AG 03/15/23 6,053
DKK 4,005,680 USD 577,155 Deutsche Bank AG 03/15/23 2,601
EUR 7,473,087 USD 7,977,782 UBS AG 03/15/23 60,549
JPY 1,337,816,605 USD 9,886,147 Bank of America NA 03/15/23 404,599
MXN 4,312,018 USD 215,773 Citibank NA 03/15/23 2,674
SGD 397,464 USD 295,538 BNP Paribas SA 03/15/23 1,546
USD 485,214 INR 40,250,933 Citibank NA 03/15/23 952
USD 222,159 SEK 2,255,884 Deutsche Bank AG 03/15/23 5,099

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
Forward Foreign Currency Exchange Contracts (continued)
Currency
Purchased
Currency
Sold Counterparty
Settlement
Date
Unrealized
Appreciation
(Depreciation)
ZAR 3,755,277 USD 215,805 HSBC Bank plc 03/15/23 $ 3,880
672,751
USD 948,678 JPY 133,000,000 Bank of America NA 01/06/23 (65,008)
USD 3,143,235 JPY 449,050,000 HSBC Bank plc 01/11/23 (281,618)
IDR 2,473,295,852 USD 159,836 Citibank NA 01/12/23 (976)
USD 332,204 NOK 3,494,227 Bank of America NA 01/20/23 (24,713)
USD 1,356,436 HKD 10,608,265 HSBC Bank plc 02/16/23 (3,903)
USD 93,448 CNY 665,864 Citibank NA 02/21/23 (3,135)
USD 92,190 EUR 89,267 JPMorgan Chase Bank NA 02/21/23 (3,687)
USD 93,113 GBP 78,623 JPMorgan Chase Bank NA 02/21/23 (2,058)
USD 5,261,215 JPY 726,700,000 Bank of America NA 02/21/23 (312,086)
USD 93,585 TWD 2,892,712 JPMorgan Chase Bank NA 02/21/23 (1,021)
USD 1,200,187 JPY 164,400,000 Bank of America NA 02/27/23 (61,626)
USD 899,232 JPY 123,300,000 Morgan Stanley & Co. International plc 02/27/23 (47,128)
USD 4,428,174 JPY 598,450,000 JPMorgan Chase Bank NA 03/06/23 (169,295)
USD 4,713,913 JPY 635,600,000 UBS AG 03/06/23 (168,953)
BRL 1,153,522 USD 215,773 Bank of America NA 03/15/23 (175)
CHF 2,427,977 USD 2,649,618 Barclays Bank plc 03/15/23 (3,522)
GBP 256,644 EUR 297,681 JPMorgan Chase Bank NA 03/15/23 (9,382)
GBP 393,794 USD 479,731 Deutsche Bank AG 03/15/23 (2,818)
NZD 135,428 USD 87,908 Morgan Stanley & Co. International plc 03/15/23 (1,856)
USD 1,580,231 CNY 10,976,285 HSBC Bank plc 03/15/23 (14,497)
USD 210,879 JPY 27,681,017 Morgan Stanley & Co. International plc 03/15/23 (2,049)
(1,179,506)
$ (506,755)
OTC Barrier Options Purchased
Description Type of Option Counterparty
Expiration
Date
Exercise
Price
Barrier
Price/Range
Notional
Amount (000) Value
Put
GBP Currency ............... One-Touch JPMorgan Chase Bank NA 05/11/23 USD 1.00 USD 1.00 GBP 32 $ 1,173
$ –
Exchange-Traded Options Purchased
Description
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
Call
Invesco QQQ Trust 1 ......................... 24 01/06/23 USD 300.00 USD 639 $ 36
Invesco QQQ Trust 1 ......................... 32 01/06/23 USD 292.00 USD 852 64
S&P 500 Index ............................. 5 01/06/23 USD 4,090.00 USD 1,920 63
SPDR S&P 500 ETF Trust ...................... 14 01/13/23 USD 410.00 USD 535 266
CBOE Volatility Index ......................... 4 01/18/23 USD 32.00 USD 9 124
Abbott Laboratories .......................... 8 01/20/23 USD 105.00 USD 88 4,500
Abbott Laboratories .......................... 13 01/20/23 USD 115.00 USD 143 702
Adobe, Inc. ................................ 1 01/20/23 USD 480.00 USD 34 3
Align Technology, Inc. ......................... 2 01/20/23 USD 240.00 USD 42 345
Alphabet, Inc. .............................. 20 01/20/23 USD 125.00 USD 177 30
AstraZeneca plc ............................ 9 01/20/23 USD 62.50 USD 61 5,130
ConocoPhillips ............................. 26 01/20/23 USD 140.00 USD 307 364
CVS Health Corp. ........................... 9 01/20/23 USD 97.50 USD 84 446
CVS Health Corp. ........................... 12 01/20/23 USD 105.00 USD 112 78
Dexcom, Inc. .............................. 10 01/20/23 USD 100.00 USD 113 14,600
Dynatrace, Inc. ............................. 9 01/20/23 USD 45.00 USD 34 135
Eli Lilly & Co. .............................. 3 01/20/23 USD 320.00 USD 110 14,280
Eli Lilly & Co. .............................. 3 01/20/23 USD 340.00 USD 110 8,408
Energy Select Sector SPDR Fund ................ 11 01/20/23 USD 87.00 USD 96 3,201

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
Exchange-Traded Options Purchased (continued)
Description
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
Energy Select Sector SPDR Fund ................ 15 01/20/23 USD 95.00 USD 131 $ 510
EQT Corp. ................................ 26 01/20/23 USD 45.00 USD 88 195
Exxon Mobil Corp. ........................... 25 01/20/23 USD 120.00 USD 276 800
Freeport-McMoRan, Inc. ....................... 26 01/20/23 USD 35.00 USD 99 9,230
Glencore plc ............................... 9 01/20/23 GBP 5.68 GBP 51 1,065
Humana, Inc. .............................. 1 01/20/23 USD 500.00 USD 51 2,095
Humana, Inc. .............................. 2 01/20/23 USD 550.00 USD 102 305
Intuit, Inc. ................................. 1 01/20/23 USD 450.00 USD 39 85
iShares iBoxx $ High Yield Corporate Bond ETF ....... 43 01/20/23 USD 75.00 USD 317 1,484
KLA Corp. ................................ 3 01/20/23 USD 400.00 USD 113 1,860
Lululemon Athletica, Inc. ....................... 2 01/20/23 USD 390.00 USD 64 51
Lululemon Athletica, Inc. ....................... 3 01/20/23 USD 360.00 USD 96 492
Marathon Oil Corp. .......................... 24 01/20/23 USD 33.00 USD 65 108
Marathon Oil Corp. .......................... 27 01/20/23 USD 32.00 USD 73 203
McKesson Corp. ............................ 3 01/20/23 USD 400.00 USD 113 480
Merck & Co., Inc. ............................ 8 01/20/23 USD 95.00 USD 89 13,020
Northrop Grumman Corp. ...................... 2 01/20/23 USD 510.00 USD 109 7,970
Northrop Grumman Corp. ...................... 2 01/20/23 USD 560.00 USD 109 1,460
Otis Worldwide Corp. ......................... 9 01/20/23 USD 85.00 USD 70 158
Ovintiv, Inc. ................................ 9 01/20/23 USD 60.00 USD 46 225
Pioneer Natural Resources Co. .................. 10 01/20/23 USD 260.00 USD 228 475
Rockwell Automation, Inc. ...................... 4 01/20/23 USD 280.00 USD 103 650
Salesforce, Inc. ............................. 5 01/20/23 USD 200.00 USD 66 10
Salesforce, Inc. ............................. 5 01/20/23 USD 210.00 USD 66 8
Schlumberger Ltd. ........................... 13 01/20/23 USD 57.50 USD 69 1,047
ServiceNow, Inc. ............................ 2 01/20/23 USD 550.00 USD 78 40
SPDR S&P 500 ETF Trust ...................... 20 01/20/23 USD 430.00 USD 765 90
SPDR S&P 500 ETF Trust ...................... 41 01/20/23 USD 415.00 USD 1,568 882
TE Connectivity Ltd. .......................... 6 01/20/23 USD 135.00 USD 69 465
Valero Energy Corp. .......................... 9 01/20/23 USD 145.00 USD 114 329
Visa, Inc. ................................. 6 01/20/23 USD 210.00 USD 125 2,445
Walt Disney Co. (The) ........................ 10 01/20/23 USD 120.00 USD 87 15
XPO, Inc. ................................. 6 01/20/23 USD 57.50 USD 40 570
Amazon.com, Inc. ........................... 13 02/17/23 USD 90.00 USD 109 4,940
Amazon.com, Inc. ........................... 18 02/17/23 USD 100.00 USD 151 2,484
CF Industries Holdings, Inc. ..................... 9 02/17/23 USD 115.00 USD 77 180
Eli Lilly & Co. .............................. 4 02/17/23 USD 380.00 USD 146 3,980
Freeport-McMoRan, Inc. ....................... 26 02/17/23 USD 42.00 USD 99 3,198
iShares China Large-Cap ETF ................... 117 02/17/23 USD 31.00 USD 331 7,781
iShares China Large-Cap ETF ................... 117 02/17/23 USD 30.00 USD 331 11,408
Schlumberger Ltd. ........................... 13 02/17/23 USD 55.00 USD 69 3,666
Visa, Inc. ................................. 6 02/17/23 USD 225.00 USD 125 1,665
Albemarle Corp. ............................ 3 03/17/23 USD 240.00 USD 65 3,390
Charter Communications, Inc. ................... 3 03/17/23 USD 370.00 USD 102 4,515
EQT Corp. ................................ 34 03/17/23 USD 40.00 USD 115 4,420
iShares China Large-Cap ETF ................... 111 03/17/23 USD 32.00 USD 314 8,103
Tesla, Inc. ................................. 13 03/17/23 USD 130.00 USD 160 19,045
Visa, Inc. ................................. 8 03/17/23 USD 220.00 USD 166 4,760
EOG Resources, Inc. ......................... 15 04/21/23 USD 158.50 USD 194 4,425
Rockwell Automation, Inc. ...................... 3 04/21/23 USD 290.00 USD 77 2,115
Shell plc .................................. 17 04/21/23 USD 62.50 USD 97 2,678
Shell plc .................................. 26 04/21/23 USD 60.00 USD 148 6,305
Tesla, Inc. ................................. 6 04/21/23 USD 175.00 USD 74 3,435
Intel Corp. ................................ 3 06/16/23 USD 42.50 USD 8 30
Intel Corp. ................................ 5 06/16/23 USD 40.00 USD 13 78
Lions Gate Entertainment Corp. .................. 3 06/16/23 USD 10.00 USD 2 75
204,273
Put
U.S. Treasury 10 Year Note ..................... 36 01/06/23 USD 113.50 USD 36 47,250
AbbVie, Inc. ............................... 7 01/20/23 USD 140.00 USD 113 102
ConocoPhillips ............................. 11 01/20/23 USD 70.00 USD 130 66
Energy Select Sector SPDR Fund ................ 18 01/20/23 USD 65.00 USD 157 81

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
Exchange-Traded Options Purchased (continued)
Description
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
Exxon Mobil Corp. ........................... 7 01/20/23 USD 75.00 USD 77 $ 21
First Quantum Minerals Ltd. .................... 3 01/20/23 CAD 21.00 CAD 8 47
iShares iBoxx $ High Yield Corporate Bond ETF ....... 10 01/20/23 USD 71.00 USD 74 180
iShares iBoxx $ Investment Grade Corporate Bond ETF .. 4 01/20/23 USD 103.50 USD 42 236
Pioneer Natural Resources Co. .................. 3 01/20/23 USD 210.00 USD 69 593
Sabre Corp. ............................... 6 01/20/23 USD 5.00 USD 4 42
SPDR S&P 500 ETF Trust ...................... 3 01/20/23 USD 360.00 USD 115 399
SPDR S&P Regional Banking ETF ................ 112 01/20/23 USD 56.00 USD 658 6,384
Valero Energy Corp. .......................... 6 01/20/23 USD 90.00 USD 76 57
Xerox Holdings Corp. ......................... 5 01/20/23 USD 10.00 USD 7 63
U.S. Treasury 10 Year Note ..................... 1 01/27/23 USD 111.50 USD 100 609
Carnival Corp. .............................. 4 02/17/23 USD 7.00 USD 3 158
Caterpillar, Inc. ............................. 4 02/17/23 USD 175.00 USD 96 248
Ford Motor Co. ............................. 13 02/17/23 USD 10.00 USD 15 351
iShares iBoxx $ High Yield Corporate Bond ETF ....... 11 02/17/23 USD 71.00 USD 81 622
Sabre Corp. ............................... 2 02/17/23 USD 5.00 USD 1 37
SoFi Technologies, Inc. ........................ 2 02/17/23 USD 4.00 USD 1 41
Xerox Holdings Corp. ......................... 4 02/17/23 USD 12.00 USD 6 90
Carnival Corp. .............................. 6 03/17/23 USD 6.00 USD 5 183
Ford Motor Co. ............................. 7 03/17/23 USD 9.00 USD 8 144
Hudson Pacific Properties, Inc. .................. 3 03/17/23 USD 7.50 USD 3 53
Office Properties Income Trust ................... 3 03/17/23 USD 12.50 USD 4 210
Vertiv Holdings Co. .......................... 3 03/17/23 USD 10.00 USD 4 105
Brandywine Realty Trust ....................... 3 04/21/23 USD 5.00 USD 2 60
Invesco Senior Loan ETF ...................... 13 04/21/23 USD 19.00 USD 27 423
Owl Rock Capital Corp. ....................... 8 04/21/23 USD 10.00 USD 9 240
59,095
$ 263,368
OTC Options Purchased
Description Counterparty
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
Call
S&P 500 Index .......... Goldman Sachs International 68 01/20/23 USD 3,949.00 USD 261 $ 615
EUR Currency ........... Morgan Stanley & Co. International plc — 02/07/23 USD 1.06 EUR 617 12,215
12,830
Put
USD Currency ........... Citibank NA — 01/05/23 JPY 141.00 USD 535 40,154
Financial Select Sector SPDR
Fund ............... Goldman Sachs International 13,700 01/20/23 USD 35.00 USD 469 14,663
EUR Currency ........... Morgan Stanley & Co. International plc — 02/07/23 USD 0.97 EUR 617 48
USD Currency ........... Deutsche Bank AG — 03/07/23 MXN 19.50 USD 294 3,862
58,727
$ 71,557
OTC Dual Binary Options Purchased
Description
(a)(b)
Counterparty Units
Expiration
Date
Notional
Amount (000) Value
Put
Dual Binary Option payout at expiry if USDJPY>137.06
and AUDUSD > 0.697 ...................... Bank of America NA 48,000 03/07/23 USD 6,579 $ 1,785
Dual Binary Option payout at expiry if S&P 500 <=
3,687.14 and 10 year swap <= 3.357 ............ Citibank NA 30,361 03/17/23 USD 111,945 3,255
Dual Binary Option payout at expiry if S&P 500 <=
3,687.14 and 10 year swap <= 3.342 ............ Citibank NA 30,361 04/21/23 USD 111,945 3,556

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
(a)
Option only pays if both terms are met on the expiration date.
(b)
Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
OTC Dual Binary Options Purchased (continued)
Description
(a)(b)
Counterparty Units
Expiration
Date
Notional
Amount (000) Value
Dual Binary Option payout at expiry if S&P 500 <=
3,687.14 and 10 year swap <= 3.330 ............ Citibank NA 30,361 05/19/23 USD 111,945 $ 3,812
$ 12,408
OTC Credit Default Swaptions Purchased
Paid by the
Fund
Received by the
Fund
Description Rate/Reference Rate/Reference Frequency Counterparty
Expiration
Date
Exercise
Price
Notional
Amount (000)
(a)
Value
Call
Bought Protection on 5-Year
Credit Default Swap ......
Markit CDX North
American High Yield
Index Series 39.V1 5.00 % Quarterly Deutsche Bank AG 01/18/23 USD 102.50 USD 85 $ 105
Put
Bought Protection on 5-Year
Credit Default Swap ...... 5.00%
Markit CDX North
American High Yield
Index Series 39.V1 Quarterly Barclays Bank plc 02/15/23 USD 95.00 USD 80 295
Bought Protection on 5-Year
Credit Default Swap ...... 5.00
Markit CDX North
American High Yield
Index Series 39.V1 Quarterly
Goldman Sachs
International 01/18/23 USD 95.00 USD 85 78
Bought Protection on 5-Year
Credit Default Swap ...... 5.00
Markit CDX North
American High Yield
Index Series 39.V1 Quarterly Deutsche Bank AG 02/15/23 USD 96.00 USD 75 350
Bought Protection on 5-Year
Credit Default Swap ...... 5.00
Markit CDX North
American High Yield
Index Series 39.V1 Quarterly
Goldman Sachs
International 01/18/23 USD 96.00 USD 70 82
805
$ 910
(a)
The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Interest Rate Swaptions Purchased
Paid by the Fund Received by the Fund
Description Rate Frequency Rate Frequency Counterparty
Expiration
Date Exercise Rate
Notional
Amount (000) Value
Call
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 2.97% Semi-Annual
JPMorgan Chase
Bank NA 02/15/23 2.97 % USD 719 $ 1,180
1-Year Interest Rate Swap
(a)
. 3 month LIBOR Quarterly 0.80% Semi-Annual
Morgan Stanley & Co.
International plc 03/16/23 0.80 USD 10,341 1
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 3.05% Semi-Annual Citibank NA 10/24/23 3.05 USD 853 19,337
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 2.90% Semi-Annual
JPMorgan Chase
Bank NA 10/30/23 2.90 USD 853 16,060
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 2.82% Semi-Annual
Goldman Sachs
International 11/07/23 2.82 USD 354 6,114
30-Year Interest Rate Swap
(a)
1 day SOFR Annual 2.85% Semi-Annual Citibank NA 11/14/23 2.85 USD 274 13,582
56,274

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
OTC Interest Rate Swaptions Purchased (continued)
Paid by the Fund Received by the Fund
Description Rate Frequency Rate Frequency Counterparty
Expiration
Date Exercise Rate
Notional
Amount (000) Value
Put
1-Year Interest Rate Swap
(a)
. 3.75% At Termination 1 day SOFR At Termination
Goldman Sachs
International 02/09/23 3.75 % USD 7,110 $ 83,974
1-Year Interest Rate Swap
(a)
. 2.47% At Termination 1 day SONIA At Termination
Goldman Sachs
International 04/03/23 2.47 GBP 3,719 94,478
1-Year Interest Rate Swap
(a)
. 1.00% Annual
6 month
EURIBOR Semi-Annual
Goldman Sachs
International 05/02/23 1.00 EUR 5,265 144,969
10-Year Interest Rate Swap
(a)
4.55% Semi-Annual 1 day SOFR Annual Citibank NA 10/24/23 4.55 USD 853 9,310
10-Year Interest Rate Swap
(a)
4.40% Semi-Annual 1 day SOFR Annual
JPMorgan Chase
Bank NA 10/30/23 4.40 USD 853 11,166
10-Year Interest Rate Swap
(a)
4.82% Semi-Annual 1 day SOFR Annual
Goldman Sachs
International 11/07/23 4.82 USD 354 2,994
346,891
$ 403,165
(a)
Forward settling swaption.
Exchange-Traded Options Written
Description
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
Call
Invesco QQQ Trust 1 .......................... 24 01/06/23 USD 320.00 USD 639 $ (24)
Invesco QQQ Trust 1 .......................... 32 01/06/23 USD 312.00 USD 852 (32)
CBOE Volatility Index .......................... 4 01/18/23 USD 40.00 USD 9 (68)
AbbVie, Inc. ................................ 7 01/20/23 USD 165.00 USD 113 (1,096)
Air Products and Chemicals, Inc. .................. 5 01/20/23 USD 310.00 USD 154 (3,125)
Albemarle Corp. ............................. 2 01/20/23 USD 370.00 USD 43 (60)
Amazon.com, Inc. ............................ 13 01/20/23 USD 110.00 USD 109 (72)
Apple, Inc. ................................. 10 01/20/23 USD 160.00 USD 130 (35)
Archer-Daniels-Midland Co. ...................... 11 01/20/23 USD 110.00 USD 102 (55)
CF Industries Holdings, Inc. ...................... 9 01/20/23 USD 125.00 USD 77 (90)
Eli Lilly & Co. ............................... 3 01/20/23 USD 430.00 USD 110 (225)
Energy Select Sector SPDR Fund ................. 11 01/20/23 USD 97.00 USD 96 (187)
Exxon Mobil Corp. ............................ 14 01/20/23 USD 95.00 USD 154 (21,980)
Exxon Mobil Corp. ............................ 25 01/20/23 USD 130.00 USD 276 (63)
Freeport-McMoRan, Inc. ........................ 39 01/20/23 USD 45.00 USD 148 (390)
Humana, Inc. ............................... 1 01/20/23 USD 640.00 USD 51 (10)
Intuitive Surgical, Inc. .......................... 2 01/20/23 USD 290.00 USD 53 (275)
iShares iBoxx $ High Yield Corporate Bond ETF ........ 85 01/20/23 USD 78.00 USD 626 (255)
Lululemon Athletica, Inc. ........................ 2 01/20/23 USD 420.00 USD 64 (9)
Merck & Co., Inc. ............................. 13 01/20/23 USD 100.00 USD 144 (14,788)
Microsoft Corp. .............................. 6 01/20/23 USD 265.00 USD 144 (318)
Northrop Grumman Corp. ....................... 2 01/20/23 USD 550.00 USD 109 (2,340)
Pioneer Natural Resources Co. ................... 10 01/20/23 USD 275.00 USD 228 (1,500)
Schlumberger Ltd. ............................ 8 01/20/23 USD 60.00 USD 43 (296)
SPDR S&P 500 ETF Trust ....................... 20 01/20/23 USD 435.00 USD 765 (70)
TJX Cos., Inc. (The) ........................... 10 01/20/23 USD 80.00 USD 80 (1,865)
United Parcel Service, Inc. ...................... 6 01/20/23 USD 195.00 USD 104 (78)
UnitedHealth Group, Inc. ........................ 3 01/20/23 USD 580.00 USD 159 (209)
Valero Energy Corp. ........................... 9 01/20/23 USD 155.00 USD 114 (99)
Valero Energy Corp. ........................... 12 01/20/23 USD 120.00 USD 152 (11,010)
Walt Disney Co. (The) ......................... 10 01/20/23 USD 105.00 USD 87 (75)
CF Industries Holdings, Inc. ...................... 9 02/17/23 USD 130.00 USD 77 (180)
Freeport-McMoRan, Inc. ........................ 26 02/17/23 USD 48.00 USD 99 (780)
Humana, Inc. ............................... 3 02/17/23 USD 580.00 USD 154 (810)
iShares China Large-Cap ETF .................... 117 02/17/23 USD 35.00 USD 331 (1,638)
iShares China Large-Cap ETF .................... 117 02/17/23 USD 34.00 USD 331 (2,457)
S&P 500 Index .............................. 5 02/17/23 USD 4,350.00 USD 1,920 (1,725)

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
Exchange-Traded Options Written (continued)
Description
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
Schlumberger Ltd. ............................ 13 02/17/23 USD 60.00 USD 69 $ (1,586)
Visa, Inc. .................................. 6 02/17/23 USD 240.00 USD 125 (414)
EQT Corp. ................................. 17 03/17/23 USD 46.00 USD 58 (765)
EQT Corp. ................................. 34 03/17/23 USD 45.00 USD 115 (1,870)
iShares China Large-Cap ETF .................... 111 03/17/23 USD 37.00 USD 314 (1,665)
Tesla, Inc. .................................. 13 03/17/23 USD 170.00 USD 160 (5,460)
Visa, Inc. .................................. 8 03/17/23 USD 245.00 USD 166 (788)
EOG Resources, Inc. .......................... 15 04/21/23 USD 178.50 USD 194 (1,500)
Shell plc ................................... 35 04/21/23 USD 70.00 USD 199 (1,400)
Tesla, Inc. .................................. 6 04/21/23 USD 208.33 USD 74 (1,569)
SPDR S&P 500 ETF Trust ....................... 5 12/15/23 USD 420.00 USD 191 (10,933)
(96,239)
Put
Invesco QQQ Trust 1 .......................... 12 01/06/23 USD 270.00 USD 320 (6,414)
U.S. Treasury 10 Year Note ...................... 54 01/06/23 USD 112.00 USD 54 (18,563)
Abbott Laboratories ........................... 8 01/20/23 USD 90.00 USD 88 (64)
Abbott Laboratories ........................... 13 01/20/23 USD 95.00 USD 143 (202)
Align Technology, Inc. .......................... 2 01/20/23 USD 180.00 USD 42 (330)
Alphabet, Inc. ............................... 20 01/20/23 USD 100.00 USD 177 (22,600)
Alphabet, Inc. ............................... 20 01/20/23 USD 80.00 USD 177 (1,080)
Comcast Corp. .............................. 26 01/20/23 USD 30.00 USD 91 (260)
ConocoPhillips .............................. 7 01/20/23 USD 115.00 USD 83 (1,904)
CVS Health Corp. ............................ 12 01/20/23 USD 95.00 USD 112 (3,930)
Dynatrace, Inc. .............................. 9 01/20/23 USD 35.00 USD 34 (450)
Eli Lilly & Co. ............................... 3 01/20/23 USD 260.00 USD 110 (11)
Energy Select Sector SPDR Fund ................. 15 01/20/23 USD 80.00 USD 131 (750)
EQT Corp. ................................. 17 01/20/23 USD 34.00 USD 58 (2,975)
Exxon Mobil Corp. ............................ 6 01/20/23 USD 100.00 USD 66 (279)
First Quantum Minerals Ltd. ..................... 3 01/20/23 CAD 16.00 CAD 8 (38)
Glencore plc ................................ 9 01/20/23 GBP 4.41 GBP 51 (84)
Intuit, Inc. .................................. 1 01/20/23 USD 370.00 USD 39 (770)
Invesco QQQ Trust 1 .......................... 33 01/20/23 USD 265.00 USD 879 (19,190)
iShares iBoxx $ Investment Grade Corporate Bond ETF ... 4 01/20/23 USD 101.00 USD 42 (70)
KLA Corp. ................................. 3 01/20/23 USD 330.00 USD 113 (645)
Lululemon Athletica, Inc. ........................ 2 01/20/23 USD 310.00 USD 64 (1,590)
Marathon Oil Corp. ........................... 44 01/20/23 USD 25.00 USD 119 (1,738)
McKesson Corp. ............................. 3 01/20/23 USD 360.00 USD 113 (1,058)
Micron Technology, Inc. ........................ 24 01/20/23 USD 47.50 USD 120 (2,508)
Northrop Grumman Corp. ....................... 2 01/20/23 USD 480.00 USD 109 (535)
Otis Worldwide Corp. .......................... 9 01/20/23 USD 65.00 USD 70 (90)
Ovintiv, Inc. ................................. 9 01/20/23 USD 45.00 USD 46 (630)
Pioneer Natural Resources Co. ................... 3 01/20/23 USD 215.00 USD 69 (833)
Rockwell Automation, Inc. ....................... 4 01/20/23 USD 240.00 USD 103 (670)
Schlumberger Ltd. ............................ 13 01/20/23 USD 47.50 USD 69 (598)
ServiceNow, Inc. ............................. 2 01/20/23 USD 450.00 USD 78 (12,410)
SPDR S&P 500 ETF Trust ....................... 3 01/20/23 USD 340.00 USD 115 (98)
SPDR S&P Regional Banking ETF ................. 112 01/20/23 USD 52.00 USD 658 (1,176)
TE Connectivity Ltd. ........................... 6 01/20/23 USD 110.00 USD 69 (870)
Valero Energy Corp. ........................... 4 01/20/23 USD 115.00 USD 51 (442)
Visa, Inc. .................................. 6 01/20/23 USD 180.00 USD 125 (162)
Walt Disney Co. (The) ......................... 7 01/20/23 USD 80.00 USD 61 (585)
Walt Disney Co. (The) ......................... 10 01/20/23 USD 85.00 USD 87 (2,130)
XPO, Inc. .................................. 6 01/20/23 USD 45.00 USD 40 (5,640)
Amazon.com, Inc. ............................ 13 02/17/23 USD 70.00 USD 109 (2,035)
Amazon.com, Inc. ............................ 18 02/17/23 USD 75.00 USD 151 (4,725)
CF Industries Holdings, Inc. ...................... 9 02/17/23 USD 90.00 USD 77 (7,605)
Eli Lilly & Co. ............................... 4 02/17/23 USD 310.00 USD 146 (858)
Freeport-McMoRan, Inc. ........................ 26 02/17/23 USD 32.00 USD 99 (1,807)
Schlumberger Ltd. ............................ 9 02/17/23 USD 42.50 USD 48 (441)
Visa, Inc. .................................. 4 02/17/23 USD 185.00 USD 83 (934)
Walt Disney Co. (The) ......................... 7 02/17/23 USD 80.00 USD 61 (1,810)
Albemarle Corp. ............................. 3 03/17/23 USD 180.00 USD 65 (1,875)
Charter Communications, Inc. .................... 3 03/17/23 USD 290.00 USD 102 (2,775)

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
Exchange-Traded Options Written (continued)
Description
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
EQT Corp. ................................. 17 03/17/23 USD 30.00 USD 58 $ (3,018)
iShares Semiconductor ETF ..................... 2 03/17/23 USD 290.00 USD 70 (1,070)
Tesla, Inc. .................................. 13 03/17/23 USD 80.00 USD 160 (4,160)
Visa, Inc. .................................. 8 03/17/23 USD 185.00 USD 166 (2,780)
EOG Resources, Inc. .......................... 15 04/21/23 USD 113.50 USD 194 (7,875)
Rockwell Automation, Inc. ....................... 3 04/21/23 USD 220.00 USD 77 (1,770)
Shell plc ................................... 17 04/21/23 USD 52.50 USD 97 (3,315)
Shell plc ................................... 26 04/21/23 USD 50.00 USD 148 (3,445)
Tesla, Inc. .................................. 6 04/21/23 USD 108.33 USD 74 (7,620)
(174,290)
$ (270,529)
OTC Options Written
Description Counterparty
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
Call
S&P 500 Index ............. Goldman Sachs International 68 01/20/23 USD 4,141.00 USD 261 $ (33)
EUR Currency .............. Morgan Stanley & Co. International plc — 02/07/23 USD 1.09 EUR 617 (3,295)
USD Currency .............. Citibank NA — 02/16/23 CNH 7.13 USD 93 (224)
USD Currency .............. JPMorgan Chase Bank NA — 02/16/23 TWD 31.13 USD 94 (355)
USD Currency .............. Deutsche Bank AG — 03/07/23 MXN 21.00 USD 294 (1,325)
(5,232)
Put
Financial Select Sector SPDR Fund Goldman Sachs International 13,700 01/20/23 USD 31.00 USD 469 (956)
USD Currency .............. Goldman Sachs International — 02/16/23 BRL 5.36 USD 91 (2,737)
USD Currency .............. HSBC Bank plc — 02/16/23 MXN 19.46 USD 183 (1,933)
USD Currency .............. UBS AG — 02/16/23 HUF 393.57 USD 91 (4,921)
EUR Currency .............. JPMorgan Chase Bank NA — 02/17/23 USD 1.03 EUR 89 (234)
GBP Currency .............. JPMorgan Chase Bank NA — 02/17/23 USD 1.19 GBP 79 (853)
USD Currency .............. Deutsche Bank AG — 03/07/23 MXN 18.75 USD 294 (727)
(12,361)
$ (17,593)
OTC Interest Rate Swaptions Written
Paid by the Fund Received by the Fund
Description Rate Frequency Rate Frequency Counterparty
Expiration
Date Exercise Rate
Notional
Amount (000) Value
Call
2-Year Interest Rate Swap
(a)
. 1.40% Semi-Annual 1 day SOFR Annual
Morgan Stanley & Co.
International plc 02/15/23 1.40 % USD 3,793 $ (1)
10-Year Interest Rate Swap
(a)
2.67% Semi-Annual 1 day SOFR Annual
JPMorgan Chase
Bank NA 02/15/23 2.67 USD 719 (312)
1-Year Interest Rate Swap
(a)
. 0.40% Semi-Annual 3 month LIBOR Quarterly
Morgan Stanley & Co.
International plc 03/16/23 0.40 USD 10,341 (1)
1-Year Interest Rate Swap
(a)
. 0.60% Semi-Annual 3 month LIBOR Quarterly
Morgan Stanley & Co.
International plc 03/16/23 0.60 USD 10,341 (1)
5-Year Interest Rate Swap
(a)
. 2.80% Semi-Annual 1 day SOFR Annual
JPMorgan Chase
Bank NA 05/30/23 2.80 USD 1,448 (5,727)
2-Year Interest Rate Swap
(a)
. 3.30% Semi-Annual 1 day SOFR Annual
Morgan Stanley & Co.
International plc 05/30/23 3.30 USD 3,573 (6,568)
5-Year Interest Rate Swap
(a)
. 2.50% Semi-Annual 1 day SOFR Annual
JPMorgan Chase
Bank NA 06/08/23 2.50 USD 723 (1,856)
5-Year Interest Rate Swap
(a)
. 2.50% Semi-Annual 1 day SOFR Annual
Goldman Sachs
International 06/14/23 2.50 USD 1,716 (4,679)
2-Year Interest Rate Swap
(a)
. 3.09% Semi-Annual 1 day SOFR Annual Citibank NA 10/24/23 3.09 USD 3,412 (15,919)

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
OTC Interest Rate Swaptions Written (continued)
Paid by the Fund Received by the Fund
Description Rate Frequency Rate Frequency Counterparty
Expiration
Date Exercise Rate
Notional
Amount (000) Value
2-Year Interest Rate Swap
(a)
. 2.95% Semi-Annual 1 day SOFR Annual
JPMorgan Chase
Bank NA 10/30/23 2.95 % USD 3,412 $ (14,197)
2-Year Interest Rate Swap
(a)
. 3.26% Semi-Annual 1 day SOFR Annual
Goldman Sachs
International 11/07/23 3.26 USD 1,417 (8,461)
2-Year Interest Rate Swap
(a)
. 2.75% Semi-Annual 1 day SOFR Annual Citibank NA 11/14/23 2.75 USD 2,743 (9,999)
10-Year Interest Rate Swap
(a)
2.40% Semi-Annual 1 day SOFR Annual
Morgan Stanley & Co.
International plc 12/14/23 2.40 USD 473 (5,068)
(72,789)
Put
1-Year Interest Rate Swap
(a)
. 1 day SOFR At Termination 4.40% At Termination
Goldman Sachs
International 02/09/23 4.40 USD 14,221 (81,781)
2-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 2.60% Semi-Annual
Morgan Stanley & Co.
International plc 02/15/23 2.60 USD 3,793 (128,920)
2-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 2.70% Semi-Annual
Morgan Stanley & Co.
International plc 02/15/23 2.70 USD 3,793 (121,799)
3-Year Interest Rate Swap
(a)
.
6 month
EURIBOR Semi-Annual 3.36% Annual
JPMorgan Chase
Bank NA 02/15/23 3.36 EUR 2,163 (10,405)
1-Year Interest Rate Swap
(a)
. 1 day SOFR At Termination 4.50% At Termination
Morgan Stanley & Co.
International plc 03/07/23 4.50 USD 6,974 (35,400)
2-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 4.03% Semi-Annual
Goldman Sachs
International 03/08/23 4.03 USD 7,053 (58,526)
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 3.27% Semi-Annual
Goldman Sachs
International 03/23/23 3.27 USD 1,412 (47,485)
1-Year Interest Rate Swap
(a)
. 1 day SONIA At Termination 3.22% At Termination
Goldman Sachs
International 04/03/23 3.22 GBP 7,439 (125,198)
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 3.40% Semi-Annual
Morgan Stanley & Co.
International plc 04/06/23 3.40 USD 942 (26,623)
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 3.45% Semi-Annual
Morgan Stanley & Co.
International plc 04/18/23 3.45 USD 926 (25,061)
1-Year Interest Rate Swap
(a)
.
6 month
EURIBOR Semi-Annual 1.75% Annual
Goldman Sachs
International 05/02/23 1.75 EUR 10,529 (208,671)
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 3.75% Semi-Annual Citibank NA 05/05/23 3.75 USD 902 (15,756)
5-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 4.30% Semi-Annual
JPMorgan Chase
Bank NA 05/30/23 4.30 USD 1,448 (8,324)
2-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 4.80% Semi-Annual
Morgan Stanley & Co.
International plc 05/30/23 4.80 USD 3,573 (9,353)
5-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 4.00% Semi-Annual
JPMorgan Chase
Bank NA 06/08/23 4.00 USD 1,445 (13,742)
5-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 3.90% Semi-Annual
Goldman Sachs
International 06/14/23 3.90 USD 1,716 (19,298)
2-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 5.09% Semi-Annual Citibank NA 10/24/23 5.09 USD 3,412 (8,191)
2-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 4.95% Semi-Annual
JPMorgan Chase
Bank NA 10/30/23 4.95 USD 3,412 (9,745)
2-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 5.26% Semi-Annual
Goldman Sachs
International 11/07/23 5.26 USD 1,417 (2,860)
2-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 4.75% Semi-Annual Citibank NA 11/14/23 4.75 USD 2,743 (10,013)
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 3.60% Semi-Annual
Morgan Stanley & Co.
International plc 12/14/23 3.60 USD 473 (15,479)
(982,630)
$ (1,055,419)
(a)
Forward settling swaption.

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index
Financing
Rate Paid
by the Fund
Payment
Frequency
Termination
Date
Notional
Amount (000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
Avis Budget Car Rental LLC ............ 5.00 % Quarterly 12/20/26 USD 90 $ (3,464) $ (10,326) $ 6,862
Markit CDX North American High Yield Index
Series 37.V2 ..................... 5.00 Quarterly 12/20/26 USD 7 (204) (205) 1
Markit CDX North American Investment Grade
Index Series 39.V1 ................ 1.00 Quarterly 12/20/27 USD 162 (1,341) (231) (1,110)
$ (5,009) $ (10,762) $ 5,753
Centrally Cleared Credit Defa ul t Swaps — Sell Protection
Reference Obligation/Index
Financing
Rate Received
by the Fund
Payment
Frequency
Termination
Date
Credit
Rating
(a)
Notional
Amount (000)
(b)
Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
iTraxx Europe Crossover
Index Series 38.V1 .. 5.00 % Quarterly 12/20/27 BB- EUR 332 $ 4,093 $ (11,368) $ 15,461
Markit CDX North American
High Yield Index Series
39.V1 ........... 5.00 Quarterly 12/20/27 B+ USD 89 653 (3,615) 4,268
$ 4,746 $ (14,983) $ 19,729
(a)
Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)
The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
Centrally Cleared Interest Rate Swap s
Paid by the Fund Received by the Fund
Rate Frequency Rate Frequency
Effective
Date
Termination
Date
Notional
Amount (000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
28 day MXIBTIIE Monthly 4.42% Monthly N/A 02/28/23 MXN 7,323 $ (5,436) $ — $ (5,436)
28 day MXIBTIIE Monthly 4.50% Monthly N/A 03/03/23 MXN 7,321 (5,374) — (5,374)
28 day MXIBTIIE Monthly 4.68% Monthly N/A 02/27/24 MXN 5,196 (18,820) — (18,820)
28 day MXIBTIIE Monthly 4.86% Monthly N/A 03/01/24 MXN 5,196 (18,237) — (18,237)
1 day SOFR Annual 2.65% Annual N/A 05/02/24 USD 10,966 (286,105) 1,888 (287,993)
0.53% Semi-Annual 3 month LIBOR Quarterly N/A 06/06/24 USD 1,612 103,523 — 103,523
1 day SONIA At Termination 4.26% At Termination 09/06/23
(a)
09/06/24 GBP 1,943 (8,411) — (8,411)
2.00% Annual 1 day SOFR Annual 02/17/23
(a)
02/17/25 USD 1,067 48,103 — 48,103
2.72% Annual 1 day SOFR Annual N/A 05/02/25 USD 13,742 453,436 (3,103) 456,539
1 day SOFR Annual 3.75% Annual N/A 12/15/25 USD 929 (9,027) — (9,027)
1 day SOFR Annual 3.81% Annual N/A 12/19/25 USD 991 (7,975) — (7,975)
28 day MXIBTIIE Monthly 6.48% Monthly N/A 08/12/26 MXN 4,339 (17,608) — (17,608)
28 day MXIBTIIE Monthly 6.43% Monthly N/A 08/13/26 MXN 5,991 (24,762) — (24,762)
28 day MXIBTIIE Monthly 6.47% Monthly N/A 08/13/26 MXN 5,959 (24,270) — (24,270)
28 day MXIBTIIE Monthly 6.42% Monthly N/A 08/14/26 MXN 4,857 (20,153) — (20,153)
28 day MXIBTIIE Monthly 6.44% Monthly N/A 08/14/26 MXN 2,947 (12,110) — (12,110)
28 day MXIBTIIE Monthly 6.42% Monthly N/A 08/17/26 MXN 4,376 (18,038) — (18,038)
1 day SOFR Annual 2.67% Annual N/A 05/02/27 USD 988 (43,278) (648) (42,630)
1 day SOFR Annual 2.91% Annual N/A 10/06/27 USD 1,885 (73,654) — (73,654)
1.08% Semi-Annual 3 month LIBOR Quarterly N/A 08/17/30 USD 90 16,683 11,333 5,350
0.02% Annual
6 month
EURIBOR Semi-Annual N/A 08/26/31 EUR 762 195,590 — 195,590
1 day SOFR Annual 2.65% Annual N/A 05/02/32 USD 6,318 (444,514) 5,417 (449,931)
2.58% Annual 1 day SOFR Annual N/A 05/24/32 USD 1,169 90,981 (1,101) 92,082
2.60% Annual 1 day SOFR Annual N/A 05/26/32 USD 190 14,514 — 14,514
1 day SOFR Annual 3.47% Annual N/A 10/04/32 USD 810 (6,488) — (6,488)
1 day SOFR Annual 3.42% Annual N/A 10/05/32 USD 388 (4,805) — (4,805)

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
Centrally Cleared Interest Rate Swaps (continued)
Paid by the Fund Received by the Fund
Rate Frequency Rate Frequency
Effective
Date
Termination
Date
Notional
Amount (000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
1 day SOFR Annual 3.05% Annual N/A 10/28/32 USD 884 $ (38,410) $ — $ (38,410)
1 day SOFR Annual 2.88% Annual N/A 11/02/32 USD 899 (51,870) — (51,870)
1 day SOFR Annual 2.92% Annual N/A 11/04/32 USD 904 (49,153) — (49,153)
1 day SOFR Annual 2.90% Annual N/A 11/15/32 USD 1,447 (80,818) — (80,818)
1 day SOFR Annual 3.20% Annual N/A 11/28/32 USD 846 (25,873) — (25,873)
2.61% Annual 1 day SOFR Annual N/A 05/02/42 USD 143 16,885 337 16,548
2.43% Annual 1 day SOFR Annual N/A 05/02/52 USD 4,377 641,921 (9,562) 651,483
$ 286,447 $ 4,561 $ 281,886
(a)
Forward swap.
Centrally Cleared Inflation Swap s
Paid by the Fund Received by the Fund
Reference Frequency Rate Frequency
Termination
Date
Notional
Amount (000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
Harmonised Index of
Consumer Prices ex.
Tobacco All Items Monthly At Termination 2.69% At Termination 08/15/32 EUR 110 $ (1,012) $ — $ (1,012)
OTC Credit Default Swap s — Buy Protection
Reference Obligation/Index
Financing
Rate Paid
by the Fund
Payment
Frequency Counterparty
Termination
Date
Notional
Amount (000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
Bombardier, Inc. .......... 5.00 % Quarterly Barclays Bank plc 06/20/23 USD 69 $ (1,054) $ 1,816 $ (2,870)
Pitney Bowes, Inc. ......... 1.00 Quarterly Barclays Bank plc 06/20/24 USD 5 365 493 (128)
Staples, Inc. ............. 5.00 Quarterly Barclays Bank plc 06/20/24 USD 5 309 432 (123)
Pitney Bowes, Inc. ......... 1.00 Quarterly Goldman Sachs International 06/20/25 USD 5 669 1,293 (624)
General Electric Co. ........ 1.00 Quarterly Morgan Stanley & Co. International plc 06/20/27 USD 7 (15) 141 (156)
General Electric Co. ........ 1.00 Quarterly Morgan Stanley & Co. International plc 06/20/27 USD 7 (15) 141 (156)
General Electric Co. ........ 1.00 Quarterly Morgan Stanley & Co. International plc 06/20/27 USD 10 (21) 177 (198)
BorgWarner, Inc. .......... 1.00 Quarterly BNP Paribas SA 12/20/27 USD 10 (58) 137 (195)
Ford Motor Co. ........... 5.00 Quarterly Morgan Stanley & Co. International plc 12/20/27 USD 10 (548) (259) (289)
$ – $ – $ –
$ (368) $ 4,371 $ (4,739)
$ – $ – $ –
OTC Interest Rate Swaps
Paid by the Fund Received by the Fund
Rate Frequency Rate Frequency Counterparty
Termination
Date
Notional
Amount
(000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
1 day
BZDIOVER At Termination 9.39% At Termination JPMorgan Chase Bank NA 01/02/25 BRL 2,166 $ (35,653) $ — $ (35,653)
1 day
BZDIOVER At Termination 9.42% At Termination JPMorgan Chase Bank NA 01/02/25 BRL 2,362 (38,441) — (38,441)

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
OTC Interest Rate Swaps (continued)
Paid by the Fund Received by the Fund
Rate Frequency Rate Frequency Counterparty
Termination
Date
Notional
Amount
(000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
1 day
BZDIOVER At Termination 9.54% At Termination JPMorgan Chase Bank NA 01/02/25 BRL 2,354 $ (36,511) $ — $ (36,511)
$ (110,605) $ — $ (110,605)
OTC Total Return Swaps
Paid by the Fund Received by the Fund
Rate/Reference Frequency Rate/Reference Frequency Counterparty
Termination
Date
Notional
Amount
(000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
iShares iBoxx High Yield
Corporate Bond ETF Quarterly
1 day SOFR minus
3.00% Quarterly
Goldman Sachs
International 03/08/23 USD — $ 131 $ — $ 131
1 day SOFR minus
0.20% ......... Quarterly
SPDR Bloomberg
High Yield Bond
ETF Quarterly Barclays Bank plc 03/17/23 USD 1 (655) — (655)
1 day SOFR minus
0.20% ......... At Termination
SPDR Bloomberg
High Yield Bond
ETF
At
Termination BNP Paribas SA 03/17/23 USD 3 (6,125) — (6,125)
1 day SOFR minus
0.20% ......... At Termination
SPDR Bloomberg
High Yield Bond
ETF
At
Termination
Goldman Sachs
International 03/17/23 USD — (559) — (559)
1 day SOFR minus
0.40% ......... At Termination
iShares iBoxx High
Yield Corporate
Bond ETF
At
Termination BNP Paribas SA 03/17/23 USD 1 (1,216) — (1,216)
1 day SOFR minus
0.40% ......... At Termination
iShares iBoxx High
Yield Corporate
Bond ETF
At
Termination
Goldman Sachs
International 03/17/23 USD 4 (5,471) — (5,471)
1 day SOFR minus
0.40% ......... At Termination
iShares iBoxx High
Yield Corporate
Bond ETF
At
Termination
JPMorgan Chase Bank
NA 03/17/23 USD 2 (2,520) — (2,520)
1 day SOFR minus
0.40% ......... At Termination
iShares iBoxx High
Yield Corporate
Bond ETF
At
Termination
Merrill Lynch International
& Co. 03/17/23 USD 3 (4,162) — (4,162)
1 day SOFR plus 0.15% At Termination
SPDR Bloomberg
High Yield Bond
ETF
At
Termination
Goldman Sachs
International 03/17/23 USD 1 (1,759) — (1,759)
Pitney Bowes, Inc. ... Quarterly
1 day SOFR minus
0.25% Quarterly Citibank NA 06/13/23 USD — (6) — (6)
$ (22,342) $ — $ (22,342)
OTC Total Return Swaps
Reference Entity
Payment
Frequency Counterparty
(a)
Termination
Date
Net
Notional
Accrued Unrealized
Appreciation
(Depreciation)
Net Value of
Reference
Entity
Gross
Notional
Amount
Net Asset
Percentage
Equity Securities Long/Short ... Monthly Citibank NA
(b)
01/25/21-05/31/23 $ (695,440) $ (4,119)
(c)
$ (700,539) 0.5%
Monthly
JPMorgan Chase
Bank NA
(d)
02/08/23 (760,796) 18,741
(e)
(744,624) 0.5
$ 14,622 $ (1,445,163)

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
(a)
The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.
The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
(b) (d)
Range: 15-100 basis points 0-260 basis points
Benchmarks: USD - 1D Overnight Bank Funding Rate (OBFR01) USD - 1D Overnight Bank Funding Rate (OBFR01)
(c)
Amount includes $980 of net dividends and financing fees.
(e)
Amount includes $2,569 of net dividends and financing fees.
The following table represents the individual short positions and related values of equity securities underlying the total return swap with Citibank NA, as of period end, termination dates January 25, 2021 – May 31, 2023:
Shares Value
% of Basket
Value
Reference Entity — Short
Common Stocks
Brazil
Cia de Saneamento Basico do
Estado de Sao Paulo ..... (547) $ (5,892) 0.8%
China
Bilibili, Inc., Class Z ........ (800) (18,963) 2.7
China Overseas Land &
Investment Ltd. ........ (7,000) (18,318) 2.6
China Vanke Co. Ltd., Class H (9,035) (18,176) 2.6
Kuaishou Technology ....... (900) (8,090) 1.2
Longfor Group Holdings Ltd. .. (3,000) (9,232) 1.3
Zhuzhou CRRC Times Electric
Co. Ltd. .............. (400) (1,976) 0.3
(74,755)
Denmark
Vestas Wind Systems A/S ... (473) (13,798) 2.0
Germany
Covestro AG ............ (629) (24,503) 3.5
Siemens Healthineers AG .... (498) (24,841) 3.5
(49,344)
Italy
Nexi SpA ............... (665) (5,249) 0.7
Telecom Italia SpA ........ (5,314) (1,232) 0.2
(6,481)
Japan
ENEOS Holdings, Inc. ...... (3,600) (12,260) 1.8
Lasertec Corp. ........... (100) (16,327) 2.3
MatsukiyoCocokara & Co. ... (100) (5,026) 0.7
Money Forward, Inc. ....... (400) (12,355) 1.8
Open House Group Co. Ltd. .. (200) (7,282) 1.0
Z Holdings Corp. .......... (3,200) (7,992) 1.1
(61,242)
Norway
Aker BP ASA ............ (559) (17,375) 2.5
South Korea
HYBE Co. Ltd. ........... (60) (8,301) 1.2
Kakao Corp. ............. (623) (26,537) 3.8
NCSoft Corp. ............ (41) (14,646) 2.1
(49,484)
Spain
Ferrovial SA ............. (262) (6,860) 1.0
Shares Value
% of Basket
Value
Sweden
Electrolux AB, Class B ...... (963) $ (13,011) 1.8%
Fastighets AB Balder, Class B . (6,272) (29,273) 4.2
Saab AB, Class B ......... (348) (13,714) 2.0
(55,998)
Switzerland
Adecco Group AG (Registered) (328) (10,790) 1.5
United Kingdom
Just Eat Takeaway.com NV ... (818) (17,411) 2.5
United States
Allstate Corp. (The) ........ (68) (9,221) 1.3
Block, Inc. .............. (312) (19,606) 2.8
Caesars Entertainment, Inc. .. (175) (7,280) 1.0
CoStar Group, Inc. ........ (136) (10,510) 1.5
Ford Motor Co. ........... (1,837) (21,364) 3.1
Illumina, Inc. ............ (100) (20,220) 2.9
Lamb Weston Holdings, Inc. .. (214) (19,123) 2.7
Las Vegas Sands Corp. ..... (332) (15,959) 2.3
Norwegian Cruise Line Holdings
Ltd. ................ (520) (6,365) 0.9
Oracle Corp. ............ (148) (12,098) 1.7
Paramount Global, Class B ... (1,992) (33,625) 4.8
PPG Industries, Inc. ....... (175) (22,004) 3.2
PulteGroup, Inc. .......... (615) (28,001) 4.0
Quanta Services, Inc. ...... (114) (16,245) 2.3
Snap, Inc., Class A ........ (492) (4,403) 0.6
Take-Two Interactive Software,
Inc. ................. (250) (26,033) 3.7
Teledyne Technologies, Inc. .. (87) (34,792) 5.0
Uber Technologies, Inc. ..... (616) (15,234) 2.2
Viatris, Inc. .............. (811) (9,026) 1.3
(331,109)
Total Reference Entity — Short ............ (700,539)
Net Value of Reference Entity — Citibank NA .. $ (700,539)
The following table represents the individual short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA, as of period end, termination date February 8, 2023:
Reference Entity — Short
Common Stocks
Australia
AMP Ltd. ............... (23,186) (20,620) 2.8
IDP Education Ltd. ........ (513) (9,454) 1.3
OZ Minerals Ltd. .......... (458) (8,633) 1.2
Pilbara Minerals Ltd. ....... (4,578) (11,593) 1.5
(50,300)

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
Shares Value
% of Basket
Value
Brazil
Localiza Rent a Car SA ..... (1,343) $ (13,391) 1.8%
Magazine Luiza SA ........ (24,659) (12,793) 1.7
(26,184)
Canada
Shaw Communications, Inc.,
Class B .............. (1,154) (33,248) 4.5
China
China Southern Airlines Co. Ltd.,
Class H .............. (10,000) (6,485) 0.9
Country Garden Holdings Co.
Ltd. ................ (681) (229) (0.0)
(a)
Fuyao Glass Industry Group Co.
Ltd., Class H .......... (800) (3,340) 0.4
Li Ning Co. Ltd. ........... (2,000) (17,198) 2.3
Shandong Gold Mining Co. Ltd.,
Class H .............. (7,500) (13,859) 1.9
Xiaomi Corp., Class B ...... (37,200) (51,638) 6.9
Zhuzhou CRRC Times Electric
Co. Ltd. .............. (2,800) (13,830) 1.9
(106,579)
Finland
Orion OYJ, Class B ........ (337) (18,475) 2.5
France
Alstom SA .............. (480) (11,744) 1.6
Germany
Vonovia SE ............. (644) (15,170) 2.0
Hong Kong
CK Asset Holdings Ltd. ..... (1,500) (9,200) 1.2
Japan
Olympus Corp. ........... (600) (10,582) 1.4
Tokyo Electric Power Co.
Holdings, Inc. .......... (1,800) (6,483) 0.9
(17,065)
Netherlands
Aegon NV .............. (4,499) (22,795) 3.1
Shares Value
% of Basket
Value
Poland
InPost SA .............. (2,074) $ (17,523) 2.3%
South Korea
Delivery Hero SE ......... (371) (17,804) 2.4
Iljin Materials Co. Ltd. ...... (159) (6,549) 0.9
POSCO Chemical Co. Ltd. ... (131) (18,714) 2.5
(43,067)
Switzerland
Bachem Holding AG ....... (228) (19,784) 2.7
United Kingdom
AVEVA Group plc ......... (357) (13,818) 1.8
Ocado Group plc ......... (2,068) (15,351) 2.1
(29,169)
United States
Advanced Micro Devices, Inc. . (193) (12,501) 1.7
Charles River Laboratories
International, Inc. ....... (54) (11,767) 1.6
DISH Network Corp., Class A . (1,742) (24,458) 3.3
Dollar Tree, Inc. .......... (153) (21,640) 2.9
DR Horton, Inc. ........... (306) (27,277) 3.6
DXC Technology Co. ....... (388) (10,282) 1.4
Electronic Arts, Inc. ........ (138) (16,861) 2.3
Fiserv, Inc. .............. (94) (9,501) 1.3
International Business Machines
Corp. ............... (253) (35,645) 4.8
Marvell Technology, Inc. ..... (396) (14,668) 2.0
Mohawk Industries, Inc. ..... (155) (15,844) 2.1
PerkinElmer, Inc. ......... (210) (29,446) 3.9
PTC, Inc. ............... (145) (17,406) 2.3
Rivian Automotive, Inc., Class A (612) (11,279) 1.5
Ross Stores, Inc. ......... (181) (21,009) 2.8
STERIS plc ............. (137) (25,302) 3.4
Wynn Resorts Ltd. ........ (133) (10,968) 1.5
Zoom Video Communications,
Inc., Class A ........... (125) (8,467) 1.1
(324,321)
Total Reference Entity — Short ............ (744,624)
Net Value of Reference Entity — JPMorgan Chase
Bank NA ............................ $ (744,624)
(a)
Amount is greater than (0.1)%.
The following reference rates, and their values as of period end, are used for security descriptions:
Reference Index Reference Rate
1 day BZDIOVER ..................................... Overnight Brazil CETIP — Interbank Rate 0.05%
1 day SOFR ......................................... Secured Overnight Financing Rate 4.06
1 day SONIA ......................................... Sterling Overnight Index Average 3.43
28 day MXIBTIIE ...................................... Mexico Interbank TIIE 28-Day 10.77
3 month LIBOR ....................................... London Interbank Offered Rate 4.77
6 month EURIBOR ..................................... Euro Interbank Offered Rate 2.69

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
Derivative Financial Instruments Categorized by Risk Exposure
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written
Description
Swap
Premiums
Paid
Swap
Premiums
Received
Unrealized
Appreciation
Unrealized
Depreciation Value
Centrally Cleared Swaps
(a)
........................................... $ 18,975 $ (40,159) $ 1,610,324 $ (1,303,968) $ —
OTC Swaps ..................................................... 4,630 (259) 18,872 (141,936) —
Options Written ................................................... N/A N/A 260,821 (822,094) (1,343,541)
(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts
(a)
..... $ — $ — $ 249,299 $ — $ 311,592 $ — $ 560,891
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency
exchange contracts ...................... — — — 672,751 — — 672,751
Options purchased
(b)
Investments at value — unaffiliated
(c)
........... — 910 230,787 59,237 451,024 10,623
(d)
752,581
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps
(a)
. — 26,592 — — 1,583,732 — 1,610,324
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums
paid ................................ — 4,630 18,872 — — — 23,502
$ — $ 32,132 $ 498,958 $ 731,988 $ 2,346,348 $ 10,623 $ 3,620,049
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts
(a)
..... $ — $ — $ 10,819 $ — $ 476,327 $ — $ 487,146
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency
exchange contracts ...................... — — — 1,179,506 — — 1,179,506
Options written
(b)
Options written at value ..................... — — 252,955 16,604 1,073,982 — 1,343,541
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps
(a)
. — 1,110 — — 1,301,846 1,012 1,303,968
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums
received ............................. — 4,998 26,592 — 110,605 — 142,195
$ — $ 6,108 $ 290,366 $ 1,196,110 $ 2,962,760 $ 1,012 $ 4,456,356
(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Statements
of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
(b)
Includes forward settling swaptions.
(c)
Includes options purchased at value as reported in the Consolidated Schedule of Investments.
(d)
Includes dual binary options at value.

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Net Realized Gain (Loss) from
Futures contracts ....................... $ — $ — $ 2,085,399 $ — $ (2,616,442) $ (37) $ (531,080)
Forward foreign currency exchange contracts .... — — — (1,362,753) — — (1,362,753)
Options purchased
(a)
.................... — (10,073) (921,200) (59,471) (154,822) 1,284 (1,144,282)
Options written ........................ — 5,643 1,048,532 109,253 (18,092) 3,091 1,148,427
Swaps .............................. — (103,928) 338,412 — 1,601,729 1,126 1,837,339
$ — $ (108,358) $ 2,551,143 $ (1,312,971) $ (1,187,627) $ 5,464 $ (52,349)
Net Change in Unrealized Appreciation
(Depreciation) on
Futures contracts ....................... $ — $ — $ 429,125 $ — $ (169,507) $ — $ 259,618
Forward foreign currency exchange contracts .... — — — (438,130) — — (438,130)
Options purchased
(b)
.................... — 639 (182,442) 68,096 273,753 (1,124) 158,922
Options written ........................ — (365) (27,916) (10,752) (731,513) — (770,546)
Swaps .............................. — 31,592 6,483 — (429,340) (1,013) (392,278)
$ — $ 31,866 $ 225,250 $ (380,786) $ (1,056,607) $ (2,137) $ (1,182,414)
(a)
Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)
Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts
Average notional value of contracts — long .................................................................................. $ 32,260,199
Average notional value of contracts — short ................................................................................. $ 28,258,827
Forward foreign currency exchange contracts
Average amounts purchased — in USD .................................................................................... $ 22,147,673
Average amounts sold — in USD ........................................................................................ $ 29,164,489
Options
Average value of option contracts purchased ................................................................................ $ 573,536
Average value of option contracts written ................................................................................... $ 545,723
Average notional value of swaption contracts purchased ......................................................................... $ 23,915,074
Average notional value of swaption contracts written ........................................................................... $ 81,053,243
Credit default swaps
Average notional value — buy protection ................................................................................... $ 707,030
Average notional value — sell protection ................................................................................... $ 1,964,048
Interest rate swaps
Average notional value — pays fixed rate ................................................................................... $ 38,347,845
Average notional value — receives fixed rate ................................................................................ $ 38,481,103
Inflation swaps
Average notional value — receives fixed rate ................................................................................ $ 56,389
Total return swaps
Average notional value ............................................................................................... $ 195,495
The Fund's derivative assets and liabilities (by type) were as follows:
Assets
Liabilities
Derivative Financial Instruments $ —
Futures contracts .................................................................................... $ 90,797 $ 96,525
Forward foreign currency exchange contracts ................................................................. 672,751 1,179,506
Options
(a)(b)
........................................................................................ 752,581 1,343,541
Swaps — centrally cleared .............................................................................. — 14,883
Swaps — OTC
(c)
.................................................................................... 23,502 142,195
Total derivative assets and liabilities in the Statements of Assets and Liabilities ............................................
$ 1,539,631 $ 2,776,650
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA") ........................................
(354,165) (381,937)
Total derivative assets and liabilities subject to an MNA ............................................................
$ 1,185,466 $ 2,394,713

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
(a)
Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of
Investments.
(b)
Includes forward settling swaptions.
(c)
Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty
Derivative
Assets
Subject to
an MNA by
Counterparty
Derivatives
Available
for Offset
(a)
Non-cash
Collateral
Received
Cash
Collateral
Received
Net Amount
of Derivative
Assets
(b)(c)
Bank of America NA .............................. $ 406,384 $ (406,384) $ — $ — $ —
Barclays Bank plc ................................ 25,806 (7,298) — — 18,508
BNP Paribas SA ................................. 6,511 (6,511) — — —
Citibank NA .................................... 139,041 (68,338) — — 70,703
Deutsche Bank AG ............................... 22,382 (4,870) — — 17,512
Goldman Sachs International ........................ 360,541 (360,541) — — —
HSBC Bank plc .................................. 63,050 (63,050) — — —
JPMorgan Chase Bank NA .......................... 48,320 (48,320) — — —
Morgan Stanley & Co. International plc .................. 15,876 (15,876) — — —
UBS AG ...................................... 97,555 (97,555) — — —
$ 1,185,466 $ (1,078,743) $ — $ — $ 106,723
Counterparty
Derivative
Liabilities
Subject to
an MNA by
Counterparty
Derivatives
Available
for Offset
(a)
Non-cash
Collateral
Pledged
(d)
Cash
Collateral
Pledged
Net Amount of
Derivative
Liabilities
(c)(e)
Bank of America NA .............................. $ 463,608 $ (406,384) $ — $ — $ 57,224
Barclays Bank plc ................................ 7,298 (7,298) — — —
BNP Paribas SA ................................. 7,536 (6,511) — — 1,025
Citibank NA .................................... 68,338 (68,338) — — —
Deutsche Bank AG ............................... 4,870 (4,870) — — —
Goldman Sachs International ........................ 569,098 (360,541) — — 208,557
HSBC Bank plc .................................. 301,951 (63,050) — — 238,901
JPMorgan Chase Bank NA .......................... 364,318 (48,320) — — 315,998
Merrill Lynch International & Co. ...................... 4,162 — — — 4,162
Morgan Stanley & Co. International plc .................. 429,660 (15,876) (413,784) — —
UBS AG ...................................... 173,874 (97,555) — — 76,319
$ 2,394,713 $ (1,078,743) $ (413,784) $ — $ 902,186
(a)
The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)
Net amount represents the net amount receivable from the counterparty in the event of default.
(c)
Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)
Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund's financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
Level 1 Level 2 Level 3 Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities ................................... $ — $ 1,610,338 $ — $ 1,610,338
Common Stocks
Argentina ............................................ 19,463 — — 19,463
Australia ............................................. — 1,125,220 1 1,125,221
Belgium ............................................. — 38,309 — 38,309
Brazil ............................................... — 68,632 — 68,632
Canada ............................................. 1,455,859 — — 1,455,859
Cayman Islands ........................................ 61,836 — — 61,836
Chile ............................................... 34,092 — — 34,092
China ............................................... 20,289 1,851,877 — 1,872,166
Denmark ............................................. — 271,874 — 271,874
Finland .............................................. — 32,425 — 32,425
France .............................................. — 3,323,474 — 3,323,474
Germany ............................................ 51,595 3,669,246 — 3,720,841
Hong Kong ........................................... 1,528 418,271 — 419,799
India ............................................... — 22,143 108,030 130,173
Ireland .............................................. — 31,024 — 31,024
Israel ............................................... 381,523 15,385 — 396,908
Italy ................................................ — 428,347 — 428,347
Japan ............................................... — 1,387,496 — 1,387,496
Jordan .............................................. — 7,100 — 7,100
Mexico .............................................. 48,698 — — 48,698
Netherlands ........................................... 296,482 2,706,351 35,774 3,038,607
Norway .............................................. — 31,130 — 31,130
Poland .............................................. — 7,875 — 7,875
Saudi Arabia .......................................... — 3,270 — 3,270
South Africa ........................................... — 196,756 — 196,756
South Korea .......................................... — 781,676 — 781,676
Spain ............................................... — 536,340 — 536,340
Sweden ............................................. — 321,686 — 321,686
Switzerland ........................................... — 1,126,404 — 1,126,404
Taiwan .............................................. — 537,483 — 537,483
United Arab Emirates .................................... — — — —
United Kingdom ........................................ 562,974 2,926,341 76,335 3,565,650
United States .......................................... 48,773,070 547,558 673,622 49,994,250
Corporate Bonds
Australia ............................................. — 956 520,604 521,560
Belgium ............................................. — 115,026 — 115,026
Canada ............................................. — 388,187 — 388,187
China ............................................... — 219,893 — 219,893
Germany ............................................ — 306,498 — 306,498
India ............................................... — 180,425 — 180,425
Italy ................................................ — 363,135 — 363,135
Luxembourg .......................................... — 266,880 — 266,880
Netherlands ........................................... — 7,698 — 7,698
Switzerland ........................................... — 132,225 — 132,225
Thailand ............................................. — 189,225 — 189,225
Turkey .............................................. — — 77,040 77,040
United Arab Emirates .................................... — 36,440 — 36,440
United Kingdom ........................................ — 745,053 — 745,053
United States .......................................... — 10,454,399 630,056 11,084,455
Floating Rate Loan Interests
Belgium ............................................. — — 124,408 124,408

BlackRock Global Allocation Portfolio
Consolidated Schedules of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
Level 1 Level 2 Level 3 Total
Canada ............................................. $ — $ 194,487 $ — $ 194,487
France .............................................. — 219,125 — 219,125
Germany ............................................ — 85,508 — 85,508
Jersey, Channel Islands ................................... — — 113,553 113,553
Luxembourg .......................................... — 31,822 200,439 232,261
Netherlands ........................................... — 396,196 152,426 548,622
Sweden ............................................. — 70,248 — 70,248
United States .......................................... — 1,098,330 776,222 1,874,552
Foreign Government Obligations .............................. — 1,401,648 — 1,401,648
Investment Companies .................................... 3,618,836 — — 3,618,836
Non-Agency Mortgage-Backed Securities ........................ — 3,637,757 — 3,637,757
Other Interests .......................................... — — 216,702 216,702
Preferred Securities
Brazil ............................................... — — 154,839 154,839
China ............................................... — — 405,095 405,095
Germany ............................................ — 174,118 206,906 381,024
India ............................................... — — 76,822 76,822
Jersey, Channel Islands ................................... — — 157,031 157,031
Sweden ............................................. — — 29,219 29,219
United States .......................................... 919,253 67,643 2,198,869 3,185,765
U.S. Government Sponsored Agency Securities .................... — 11,280,632 — 11,280,632
U.S. Treasury Obligations ................................... — 11,642,673 — 11,642,673
Warrants .............................................. 3,096 210 18,896 22,202
Short-Term Securities
Certificates of Deposit ..................................... — 219,216 — 219,216
Foreign Government Obligations .............................. — 22,270,489 — 22,270,489
Money Market Funds ...................................... 2,362,835 — — 2,362,835
Time Deposits .......................................... — 163,176 — 163,176
Options Purchased
Credit contracts .......................................... — 910 — 910
Equity contracts .......................................... 215,509 15,278 — 230,787
Foreign currency exchange contracts ........................... — 57,452 1,785 59,237
Interest rate contracts ...................................... 47,859 403,165 — 451,024
Other contracts .......................................... — — 10,623 10,623
Liabilities
Investments
TBA Sale Commitments .................................... — (4,695,905) — (4,695,905)
Investment Sold Short
Common Stocks
France .............................................. — (47,214) — (47,214)
United Kingdom ........................................ — (44,822) — (44,822)
United States .......................................... (65,285) — — (65,285)
$ 58,809,512 $ 86,072,213 $ 6,965,297 $ 151,847,022
Investments valued at NAV
(a)
...................................... 4,221,750
$ —
$ 156,068,772
$ —
Derivative Financial Instruments
(b)
Assets
Credit contracts ........................................... $ — $ 26,592 $ — $ 26,592
Equity contracts ........................................... 195,747 72,424 — 268,171
Foreign currency exchange contracts ............................ — 672,751 — 672,751
Interest rate contracts ....................................... 311,592 1,583,732 — 1,895,324
Liabilities
Credit contracts ........................................... — (5,849) — (5,849)
Equity contracts ........................................... (262,785) (27,581) — (290,366)
Foreign currency exchange contracts ............................ — (1,196,110) — (1,196,110)
Interest rate contracts ....................................... (494,890) (2,467,870) — (2,962,760)
Other contracts ........................................... — (1,012) — (1,012)
$ (250,336) $ (1,342,923) $ — $ (1,593,259)
Fair Value Hierarchy as of Period End (continued)

2022
BlackRock Annual Report to Shareholders
BlackRock Global Allocation Portfolio

Consolidated Schedule of Investments
(continued)
December 31, 2022
(a)
Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Asset-
Backed
Securities
Common
Stocks
Corporate
Bonds
Floating
Rate
Loan
Interests
Options
Purchased
Other
Interests
Preferred
Securities
Unfunded
Floating
Rate Loan
Interests
Unfunded
SPAC
PIPE
commitments Warrants Total
Investments
Assets/Liabilities
Opening balance, as of December 31, 2021 $ 109,558 $ 917,849 $ 1,379,781 $ 1,482,984 $ — $ 191,853 $ 3,947,097 $ 455 $ 6,464 $ 7,123 $ 8,043,164
Transfers into Level 3 .............. — — — 19,938 — — — — — — 19,938
Transfers out of Level 3 ............. (109,558) (5,365) — (184,093) — — — — — — (299,016)
Other
(a)
........................ — 169,518 — — — — (169,518) — — — —
Accrued discounts/premiums .......... — — (6,343) 7,274 — — — — — — 931
Net realized gain ................. — — 50 1,800 — — 1,954 — — — 3,804
Net change in unrealized appreciation
(depreciation)
(b)(c)
............... — (231,672) (365,775) (113,980) (2,655) 24,849 (801,924) (455) (6,464) 15,777 (1,482,299)
Purchases ...................... — 43,432 223,355 374,905 15,063 — 256,302 — — — 913,057
Sales ......................... — — (3,368) (221,780) — — (5,130) — — (4,004) (234,282)
Closing balance, as of December 31, 2022 .
$ — $ 893,762 $ 1,227,700 $ 1,367,048 $ 12,408
$ 216,702
$ 3,228,781 $ — $ — $ 18,896 $ 6,965,297
Net change in unrealized appreciation
(depreciation) on investments still held at
December 31, 2022
(c)
............
$ — $ (227,445) $ (365,775) $ (113,928) $ (2,655)
$ 24,849
$ (801,924) $ — $ — $ 15,777 $ (1,471,101)
(a)
Certain Level 3 investments were re-classified between Common Stocks and Preferred Securities.
(b)
Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.
Fair Value Hierarchy as of Period End (continued)

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments

Consolidated Schedule of Investments
(continued)
December 31, 2022
See notes to financial statements.
The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $434,902. A significant change in the third-party information could result in a significantly lower or higher value of such Level 3 investments.
Value
Valuation
Approach Unobservable Inputs
Range of
Unobservable
Inputs Utilized
(a)
Weighted
Average of
Unobservable
Inputs Based on Fair
Value
Assets
Common Stocks
(e)
............................ $ 893,761 Market Revenue Multiple 2.25x – 12.00x 6.23x
Volatility 51% —
Time to Exit 1.4 years —
Market Adjustment
Multiple
0.50x —
Corporate Bonds
(b)
............................ 1,057,000 Market Revenue Multiple 12.25x —
Volatility 60% 60%
Income Discount Rate 12% – 35% 18%
Floating Rate Loan Interests
(c)
..................... 1,115,255 Income Discount Rate 6% – 16% 12%
Other Interests .............................. 216,702 Income Discount Rate 6% – 7% 7%
Preferred Stocks
(d)(e)
3,228,781 Market Revenue Multiple 0.21x – 26.00x 12.07x
EBIDTAR Multiple 6.50x —
Volatility 50% – 85% 65%
Time to Exit 1.5 – 5.0 years 2.8 years
Market Adjustment
Multiple
0.50x – 1.00x 0.87x
Gross Profit Multiple 32.00x —
Recent Transactions (f) —
Income Discount Rate 12% —
Warrants 18,896 Market Revenue Multiple 6.75x – 18.00x 12.41x
Volatility 40% – 65% 62%
Time to Exit 0.5 – 4.7 years 4.7 years
Income Discount Rate 13% —
$ 6,530,395
(a)
A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)
For the period end December 31, 2022, the valuation technique for investments classified as Corporate Bonds amounting to $119,958 changed to a Discount Cash Flow approach. The investments were previously valued utilizing a recent transaction. The change was due to consideration of the information that was available at the time the investments were valued.
(c)
For the period end December 31, 2022, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $194,730 changed to a Discount Cash Flow approach.
The investments were previously valued utilizing a recent transaction. The change was due to consideration of the information that was available at the time the investments were valued.
(d)
For the period end December 31, 2022, the valuation technique for investments classified as Preferred Stocks amounting to $259,706 changed to a Discount Cash Flow approach. The investments were previously valued utilizing a recent transaction. The change was due to consideration of the information that was available at the time the investments were valued.
(e)
The Fund valued certain of its Level 3 Common Stock and Preferred Stock using recent transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $525,712 as of December 31, 2022.
(f)
For the period end December 31, 2022, the valuation technique for certain investments classified as Preferred Stock used recent prior transaction prices as inputs within the model used for the approximation of fair value.

2022
BlackRock Annual Report to Shareholders
BlackRock Government Money Market Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
December 31, 2022
Security
Par (000)
Pa r (000) Value
U.S. Government Sponsored Agency Obligations
Federal Farm Credit Bank Bonds,
2.25%, 06/07/23 ................. USD 125 $ 124,996
Federal Farm Credit Bank Discount Notes,
4.20%, 03/16/23
(a)
................ 295 292,380
Federal Farm Credit Bank Variable Rate
Notes
(b)
:
(SOFR 1 Day + 0.03%), 4.33% ,  01/12/23 .. 945 944,998
(SOFR 1 Day + 0.06%), 4.36% ,  01/20/23 .. 210 210,000
(SOFR 1 Day + 0.04%), 4.34% ,  03/10/23 .. 560 560,016
(SOFR 1 Day + 0.04%), 4.34% ,  07/12/23 .. 75 74,998
(SOFR 1 Day + 0.05%), 4.35% ,  07/20/23 .. 825 825,000
(SOFR 1 Day + 0.03%), 4.33% ,  07/25/23 .. 300 299,995
(SOFR 1 Day + 0.05%), 4.35% ,  08/22/23 .. 580 580,000
(SOFR 1 Day + 0.05%), 4.35% ,  09/28/23 .. 400 400,000
(SOFR 1 Day + 0.05%), 4.34% ,  10/16/23 .. 640 640,000
(SOFR 1 Day + 0.06%), 4.36% ,  11/22/23 .. 730 730,000
(SOFR 1 Day + 0.06%), 4.35% ,  01/10/24 .. 35 35,000
(SOFR 1 Day + 0.05%), 4.34% ,  02/20/24 .. 775 775,000
(SOFR 1 Day + 0.05%), 4.35% ,  05/09/24 .. 470 470,000
(SOFR 1 Day + 0.10%), 4.40% ,  08/01/24 .. 200 200,000
(SOFR 1 Day + 0.09%), 4.39% ,  08/26/24 .. 800 800,000
Federal Home Loan Bank Bonds:
3.25% ,  01/09/23 .................. 955 954,996
3.41% ,  02/10/23 .................. 455 454,976
2.08% ,  02/13/23 .................. 725 725,000
3.38% ,  09/01/23 .................. 605 604,130
Federal Home Loan Bank Discount Notes
(a)
:
4.17% ,  03/08/23 .................. 530 525,768
4.20% ,  03/15/23 .................. 695 688,757
Federal Home Loan Bank Variable Rate
Notes
(b)
:
(SOFR 1 Day + 0.01%), 4.31% ,  01/04/23 .. 2,300 2,300,000
(SOFR 1 Day + 0.01%), 4.31% ,  01/17/23 .. 1,945 1,945,000
(SOFR 1 Day + 0.01%), 4.31% ,  01/25/23 .. 3,135 3,135,000
(SOFR 1 Day + 0.03%), 4.33% ,  02/03/23 .. 2,400 2,400,000
(SOFR 1 Day + 0.04%), 4.34% ,  02/13/23 .. 1,525 1,525,000
(SOFR 1 Day + 0.04%), 4.34% ,  02/17/23 .. 1,025 1,025,000
(SOFR 1 Day + 0.02%), 4.31% ,  03/02/23 .. 1,685 1,685,000
(SOFR 1 Day + 0.03%), 4.33% ,  03/02/23 .. 1,355 1,355,000
Security
Par (000)
Par (000) Value
U.S. Government Sponsored Agency Obligations (continued)
(SOFR 1 Day + 0.06%), 4.35% ,  03/10/23 .. USD 635 $ 635,000
(SOFR 1 Day + 0.02%), 4.32% ,  03/13/23 .. 2,000 2,000,000
(SOFR 1 Day + 0.01%), 4.31% ,  03/23/23 .. 1,200 1,200,000
(SOFR 1 Day + 0.07%), 4.37% ,  03/27/23 .. 445 445,000
(SOFR 1 Day + 0.07%), 4.37% ,  03/28/23 .. 160 160,000
(SOFR 1 Day + 0.06%), 4.36% ,  04/10/23 .. 920 920,000
(SOFR 1 Day + 0.06%), 4.36% ,  04/18/23 .. 2,090 2,090,000
(SOFR 1 Day + 0.02%), 4.32% ,  05/02/23 .. 180 180,000
(SOFR 1 Day + 0.09%), 4.39% ,  05/23/23 .. 610 610,000
Total U.S. Government Sponsored Agency Obligations — 37.8%
(Cost: $35,526,010) ............................... 35,526,010
U.S. Treasury Obligations
U.S. Treasury Bills
(a)
:
2.44%, 01/12/23 .................. 1,585 1,583,705
4.02%, 02/23/23 .................. 1,215 1,209,579
4.02%, 03/16/23 .................. 1,300 1,290,741
2.16%, 05/18/23 .................. 390 386,883
U.S. Treasury Notes:
(US Treasury 3 Month Bill Money Market
Yield + 0.05%), 4.45%, 01/31/23
(b)
.... 1,000 1,000,006
0.13%, 02/28/23 .................. 1,950 1,944,202
2.63%, 02/28/23 .................. 905 906,867
0.13%, 04/30/23 .................. 120 119,218
(US Treasury 3 Month Bill Money Market
Yield + 0.03%), 4.43%, 07/31/23
(b)
.... 800 800,014
Total U.S. Treasury Obligations — 9.8%
(Cost: $9,241,215) ............................... 9,241,215
Total Repurchase Agreements — 48.3%
(Cost: $45,500,000) ............................... 45,500,000
Total Investments — 95.9%
(Cost: $90,267,225 )
(c)
............................. 90,267,225
Other Assets Less Liabilities — 4.1% .................... 3,828,584
Net Assets — 100.0% ............................... $ 94,095,809
(a)
Rates are the current rate or a range of current rates as of period end.
(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.
(c)
Cost for U.S. federal income tax purposes.

BlackRock Government Money Market Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund's financial instruments into major categories is disclosed in the Schedule of Investments above.
See notes to financial statements.
Repurchase Agreements
Repurchase Agreements Collateral
Counterparty
Coupon
Rate
Purchase
Date
Maturity
Date
Par
(000)
A t Value
(000)
Proceeds
Including Interest Position Original Par
Position Received,
At Value
Bank of America
Securities, Inc. ... 4.30% 12/30/22 01/03/23 $ 9,000 $ 9,000 $ 9,004,300
U.S. Government
Sponsored Agency
Obligation, 2.99%, due
07/18/34 ......... $ 10,968,000 $ 9,180,062
$ – $ –
Barclays Capital, Inc. . 4.47
(a)
12/30/22 02/07/23 1,000 1,000 1,004,842
U.S. Government
Sponsored Agency
Obligation, 5.00%, due
12/20/52 ......... 1,070,872 1,070,000
$ – $ –
BNP Paribas SA .... 4.30 12/30/22 01/03/23 9,000 9,000 9,004,300
U.S. Government
Sponsored Agency
Obligations, 2.00% to
6.50%, due 11/20/26 to
12/20/52 ......... 53,826,079 9,180,010
$ – $ –
JP Morgan Securities
LLC ........... 4.27 12/30/22 01/03/23 6,000 6,000 6,002,847
U.S. Treasury
Obligations, 0.00% to
2.75%, due 02/23/23 to
08/15/42 ......... 6,157,100 6,120,077
4.33
(a)
12/30/22 01/10/23 2,500 2,500 2,503,308
U.S. Government
Sponsored Agency
Obligations, 3.50% to
4.00%, due 02/15/42 to
11/20/49 ......... 44,490,450 2,625,000
$ – $ –
$ 8,500 $ 8,745,077
$ – $ –
Mizuho Securities USA
LLC ........... 4.30 12/30/22 01/03/23 9,000 9,000 9,004,300
U.S. Treasury
Obligations, 3.00% to
6.00%, due 02/15/26 to
05/15/42 ......... 9,865,800 9,180,104
$ – $ –
TD Securities USA LLC 4.27 12/30/22 01/03/23 9,000 9,000 9,004,270
U.S. Treasury
Obligations, 0.38% to
3.00%, due 01/15/23 to
08/15/29 ......... 9,739,900 9,180,022
$ – $ –
$ 45,500 $ 46,535,275
$ – $ –
(a)
Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Level 1 Level 2 Level 3 Total
Assets
Investments
Short-Term Securities
Repurchase Agreements ................................... $ — $ 45,500,000 $ — $ 45,500,000
U.S. Government Sponsored Agency Obligati ons ................... — 35,526,010 — 35,526,010
U.S. Treasury Obligations ................................... — 9,241,215 — 9,241,215
$ — $ 90,267,225 $ — $ 90,267,225

2022
BlackRock Annual Report to Shareholders
BlackRock High Yield Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
December 31, 2022
Security
Shares
Shares Value
Common Stocks
Building Products — 0.0%
AZEK Co., Inc. (The), Class A
(a)
......... 17 $ 345
Chemicals — 0.1%
Diversey Holdings Ltd.
(a)
.............. 2,327 9,913
Element Solutions, Inc. ............... 922 16,771
26,684
Electrical Equipment — 0.1%
Ardagh Metal Packaging SA (Acquired
08/02/21, cost $25,124)
(a)(b)
.......... 2,555 12,289
IT Services — 0.0%
(a)
Block, Inc., Class A ................. 58 3,645
Twilio, Inc., Class A ................. 29 1,420
5,065
Media — 0.0%
Clear Channel Outdoor Holdings, Inc.
(a)
.... 1,656 1,739
Metals & Mining — 0.1%
Constellium SE, Class A
(a)
............. 1,837 21,732
Oil, Gas & Consumable Fuels — 0.2%
Cheniere Energy, Inc. ................ 58 8,698
Chesapeake Energy Corp. ............ 330 31,142
39,840
Road & Rail — 0.0%
Uber Technologies, Inc.
(a)
............. 201 4,971
Software — 0.1%
Informatica, Inc., Class A
(a)
............ 702 11,436
Total Common Stocks — 0.6%
(Cost: $153,123) ................................ 124,101
Par (000)
Par (000)
Corporate Bonds
Aerospace & Defense — 4.0%
Boeing Co. (The), 5.15%, 05/01/30 ...... USD 105 102,442
Bombardier, Inc.
(c)
7.50%, 03/15/25 ................. 2 1,981
7.13%, 06/15/26 ................. 99 96,051
7.88%, 04/15/27 ................. 42 40,739
6.00%, 02/15/28 ................. 35 32,365
BWX Technologies, Inc.
(c)
4.13%, 06/30/28 ................. 10 8,987
4.13%, 04/15/29 ................. 19 16,629
Huntington Ingalls Industries, Inc., 4.20%,
05/01/30 ..................... 11 9,984
Spirit AeroSystems, Inc.
(c)
7.50%, 04/15/25 ................. 2 1,976
9.38%, 11/30/29 ................. 30 31,581
TransDigm, Inc.
8.00%, 12/15/25
(c)
................ 26 26,385
6.25%, 03/15/26
(c)
................ 323 318,539
6.38%, 06/15/26 ................. 5 4,865
7.50%, 03/15/27 ................. 10 9,894
5.50%, 11/15/27 ................. 17 15,964
4.63%, 01/15/29 ................. 15 13,189
4.88%, 05/01/29 ................. 25 21,806
Triumph Group, Inc., 8.88%, 06/01/24
(c)
... 35 35,613
788,990
Security
Par (000)
Par (000) Value
Airlines — 2.1%
Air Canada, 3.88%, 08/15/26
(c)
......... USD 41 $ 36,315
Allegiant Travel Co., 7.25%, 08/15/27
(c)
.... 8 7,609
American Airlines, Inc.
(c)
11.75%, 07/15/25 ................ 68 72,937
5.50%, 04/20/26 ................. 14 13,688
5.75%, 04/20/29 ................. 64 58,271
Delta Air Lines, Inc.
(c)
7.00%, 05/01/25 ................. 13 13,285
4.75%, 10/20/28 ................. 5 4,657
Hawaiian Brand Intellectual Property Ltd.,
5.75%, 01/20/26
(c)
............... 21 19,005
Mileage Plus Holdings LLC, 6.50%, 06/20/27
(c)
65 64,428
Spirit Loyalty Cayman Ltd.
8.00%, 09/20/25
(c)
................ 14 14,437
United Airlines Pass-Through Trust
Series 2020-1, Class B, 4.88%, 01/15/26 4 3,625
Series 2020-1, Class A, 5.88%, 10/15/27 36 35,847
United Airlines, Inc.
(c)
4.38%, 04/15/26 ................. 35 32,443
4.63%, 04/15/29 ................. 42 36,569
413,116
Auto Components — 1.7%
Clarios Global LP
(c)
6.75%, 05/15/25 ................. 20 20,046
6.25%, 05/15/26 ................. 57 55,718
8.50%, 05/15/27 ................. 164 160,145
Dealer Tire LLC, 8.00%, 02/01/28
(c)
...... 8 7,039
Goodyear Tire & Rubber Co. (The)
9.50%, 05/31/25 ................. 17 17,467
5.00%, 07/15/29 ................. 9 7,507
5.63%, 04/30/33 ................. 2 1,633
Icahn Enterprises LP
4.75%, 09/15/24 ................. 13 12,464
6.25%, 05/15/26 ................. 7 6,726
5.25%, 05/15/27 ................. 40 36,624
4.38%, 02/01/29 ................. 21 17,759
343,128
Automobiles — 0.5%
Ford Motor Co.
4.35%, 12/08/26 ................. 5 4,742
3.25%, 02/12/32 ................. 46 34,497
6.10%, 08/19/32 ................. 13 12,004
General Motors Co., 5.40%, 10/15/29 .... 42 40,080
91,323
Banks — 0.3%
Banco Espirito Santo SA, 4.75%, 01/15/18
(a)(d)(e)
EUR 100 12,845
Bank of America Corp., (SOFR 1 Day + 1.99%),
6.20%, 11/10/28
(f)
............... USD 25 25,812
JPMorgan Chase & Co., (SOFR 1 Day +
2.58%), 5.72%, 09/14/33
(f)
.......... 13 12,689
51,346
Building Products — 1.1%
(c)
Advanced Drainage Systems, Inc.
5.00%, 09/30/27 ................. 20 18,650
6.38%, 06/15/30 ................. 31 30,121
Camelot Return Merger Sub, Inc., 8.75%,
08/01/28 ..................... 14 12,847
JELD-WEN, Inc., 6.25%, 05/15/25 ...... 13 12,160
Masonite International Corp.
5.38%, 02/01/28 ................. 8 7,397
3.50%, 02/15/30 ................. 17 13,752
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28 ................. 7 6,216

BlackRock High Yield Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Building Products (continued)
9.75%, 07/15/28 ................. USD 7 $ 6,467
Smyrna Ready Mix Concrete LLC, 6.00%,
11/01/28 ..................... 55 49,209
Standard Industries, Inc.
5.00%, 02/15/27 ................. 2 1,845
4.75%, 01/15/28 ................. 2 1,800
4.38%, 07/15/30 ................. 45 36,672
3.38%, 01/15/31 ................. 19 14,297
Summit Materials LLC, 5.25%, 01/15/29 ... 16 14,896
226,329
Capital Markets — 0.9%
AG TTMT Escrow Issuer LLC, 8.63%,
09/30/27
(c)
.................... 10 10,050
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29
(c)
9 7,427
Blackstone Holdings Finance Co. LLC, 5.90%,
11/03/27
(c)
.................... 39 39,292
Blackstone Private Credit Fund
7.05%, 09/29/25
(c)
................ 5 4,960
3.25%, 03/15/27 ................. 5 4,210
Compass Group Diversified Holdings LLC,
5.25%, 04/15/29
(c)
............... 19 16,260
MSCI, Inc.
(c)
3.63%, 09/01/30 ................. 14 11,637
3.63%, 11/01/31 ................. 11 9,097
3.25%, 08/15/33 ................. 14 10,812
Northern Trust Corp., 6.13%, 11/02/32 .... 14 14,762
Owl Rock Capital Corp.
3.75%, 07/22/25 ................. 5 4,619
3.40%, 07/15/26 ................. 4 3,493
OWL Rock Core Income Corp.
5.50%, 03/21/25 ................. 11 10,664
3.13%, 09/23/26 ................. 3 2,553
7.75%, 09/16/27
(c)
................ 21 20,932
170,768
Chemicals — 2.3%
Ashland LLC, 3.38%, 09/01/31
(c)
........ 23 18,383
Avient Corp., 7.13%, 08/01/30
(c)
........ 11 10,753
Celanese US Holdings LLC, 6.17%, 07/15/27 15 14,795
Chemours Co. (The), 5.75%, 11/15/28
(c)
... 10 8,982
Diamond BC BV, 4.63%, 10/01/29
(c)
...... 49 39,322
Element Solutions, Inc., 3.88%, 09/01/28
(c)
. 148 125,800
Gates Global LLC, 6.25%, 01/15/26
(c)
..... 32 30,880
HB Fuller Co., 4.25%, 10/15/28 ........ 10 8,850
Illuminate Buyer LLC, 9.00%, 07/01/28
(c)
... 24 20,093
Ingevity Corp., 3.88%, 11/01/28
(c)
....... 9 7,739
Kobe U.S. Midco 2, Inc., 9.25%, 11/01/26
(c)(f)
20 14,000
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29
(c)
.. 9 7,435
Minerals Technologies, Inc., 5.00%, 07/01/28
(c)
20 17,812
NOVA Chemicals Corp., 4.88%, 06/01/24
(c)
. 4 3,870
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 ................. 8 6,112
4.38%, 02/01/32 ................. 3 2,261
SK Invictus Intermediate II SARL, 5.00%,
10/30/29
(c)
.................... 43 35,260
WR Grace Holdings LLC
(c)
4.88%, 06/15/27 ................. 15 13,292
5.63%, 08/15/29 ................. 81 65,389
451,028
Commercial Services & Supplies — 3.3%
ADT Security Corp. (The)
(c)
4.13%, 08/01/29 ................. 2 1,701
4.88%, 07/15/32 ................. 2 1,700
Allied Universal Holdco LLC
(c)
9.75%, 07/15/27 ................. 124 107,880
Security
Par (000)
Par (000) Value
Commercial Services & Supplies (continued)
4.63%, 06/01/28 ................. USD 200 $ 165,186
APi Group DE, Inc.
(c)
4.13%, 07/15/29 ................. 14 11,603
4.75%, 10/15/29 ................. 8 6,935
APX Group, Inc.
(c)
6.75%, 02/15/27 ................. 20 19,251
5.75%, 07/15/29 ................. 22 18,220
Aramark Services, Inc.
(c)
5.00%, 04/01/25 ................. 2 1,952
6.38%, 05/01/25 ................. 17 16,791
5.00%, 02/01/28 ................. 26 24,256
Brink's Co. (The), 5.50%, 07/15/25
(c)
..... 4 3,927
Clean Harbors, Inc.
(c)
4.88%, 07/15/27 ................. 2 1,895
5.13%, 07/15/29 ................. 11 10,202
Covanta Holding Corp.
4.88%, 12/01/29
(c)
................ 12 9,831
5.00%, 09/01/30 ................. 9 7,268
Garda World Security Corp., 4.63%, 02/15/27
(c)
14 12,362
GFL Environmental, Inc.
(c)
4.25%, 06/01/25 ................. 8 7,642
3.75%, 08/01/25 ................. 6 5,670
5.13%, 12/15/26 ................. 23 21,995
4.00%, 08/01/28 ................. 38 32,490
3.50%, 09/01/28 ................. 3 2,637
4.75%, 06/15/29 ................. 23 20,131
4.38%, 08/15/29 ................. 13 11,017
Legends Hospitality Holding Co. LLC, 5.00%,
02/01/26
(c)
.................... 9 8,010
Madison IAQ LLC, 5.88%, 06/30/29
(c)
..... 22 15,079
Neptune Bidco US, Inc., 9.29%, 04/15/29
(c)
. 14 13,195
Prime Security Services Borrower LLC
(c)
5.75%, 04/15/26 ................. 7 6,737
6.25%, 01/15/28 ................. 29 26,395
Stericycle, Inc., 3.88%, 01/15/29
(c)
....... 13 11,342
Waste Pro USA, Inc., 5.50%, 02/15/26
(c)
... 49 43,272
646,572
Communications Equipment — 0.8%
Ciena Corp., 4.00%, 01/31/30
(c)
........ 8 7,041
CommScope Technologies LLC, 6.00%,
06/15/25
(c)
.................... 42 38,220
CommScope, Inc.
(c)
6.00%, 03/01/26 ................. 8 7,383
8.25%, 03/01/27 ................. 7 5,425
7.13%, 07/01/28 ................. 9 6,434
4.75%, 09/01/29 ................. 30 24,186
Nokia OYJ, 6.63%, 05/15/39 .......... 8 7,593
Viasat, Inc.
(c)
5.63%, 09/15/25 ................. 19 17,628
6.50%, 07/15/28 ................. 18 13,504
Viavi Solutions, Inc., 3.75%, 10/01/29
(c)
... 26 21,852
149,266
Construction & Engineering — 0.2%
(c)
Arcosa, Inc., 4.38%, 04/15/29 ......... 28 24,281
Dycom Industries, Inc., 4.50%, 04/15/29 ... 11 9,575
MasTec, Inc., 4.50%, 08/15/28 ......... 15 13,435
47,291
Consumer Finance — 1.9%
American Express Co., (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 2.85%), 3.55%
(f)(g)
.............. 60 49,290
Discover Financial Services, 6.70%, 11/29/32 5 5,082
Ford Motor Credit Co. LLC, 4.39%, 01/08/26 200 186,292

2022
BlackRock Annual Report to Shareholders
BlackRock High Yield Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Consumer Finance (continued)
Global Aircraft Leasing Co. Ltd.
(c)(h)
6.50%, (6.50% Cash or 7.25% PIK),
09/15/24 .................... USD 21 $ 17,222
Series 2021, 6.50%, (6.50% Cash or 7.25%
PIK), 09/15/24
(f)
................ 15 12,331
Navient Corp.
7.25%, 09/25/23 ................. 4 3,997
6.13%, 03/25/24 ................. 6 5,878
5.88%, 10/25/24 ................. 2 1,935
5.50%, 03/15/29 ................. 11 8,976
OneMain Finance Corp.
6.88%, 03/15/25 ................. 10 9,607
7.13%, 03/15/26 ................. 14 13,312
3.50%, 01/15/27 ................. 7 5,796
6.63%, 01/15/28 ................. 18 16,575
5.38%, 11/15/29 ................. 11 8,997
4.00%, 09/15/30 ................. 8 5,969
SLM Corp., 3.13%, 11/02/26 .......... 14 11,906
VistaJet Malta Finance plc, 6.38%, 02/01/30
(c)
12 9,622
372,787
Containers & Packaging — 2.6%
Ardagh Metal Packaging Finance USA LLC,
4.00%, 09/01/29
(c)
............... 200 158,506
Ball Corp.
2.88%, 08/15/30 ................. 3 2,394
3.13%, 09/15/31 ................. 22 17,669
Clydesdale Acquisition Holdings, Inc.
(c)
6.63%, 04/15/29 ................. 51 48,489
8.75%, 04/15/30 ................. 29 24,823
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26 4 4,118
Graphic Packaging International LLC, 4.75%,
07/15/27
(c)
.................... 9 8,471
LABL, Inc., 5.88%, 11/01/28
(c)
......... 20 17,425
Mauser Packaging Solutions Holding Co.,
5.50%, 04/15/24
(c)
............... 21 20,419
Sealed Air Corp., 4.00%, 12/01/27
(c)
..... 24 21,771
Silgan Holdings, Inc., 4.13%, 02/01/28 .... 5 4,626
Trivium Packaging Finance BV, 8.50%,
08/15/27
(c)(i)
................... 200 183,505
512,216
Distributors — 0.1%
(c)
American Builders & Contractors Supply Co.,
Inc.
4.00%, 01/15/28 ................. 13 11,598
3.88%, 11/15/29 ................. 4 3,270
BCPE Empire Holdings, Inc., 7.63%, 05/01/27 11 9,865
Resideo Funding, Inc., 4.00%, 09/01/29 ... 5 4,043
28,776
Diversified Consumer Services — 0.2%
Graham Holdings Co., 5.75%, 06/01/26
(c)
.. 3 2,948
Metis Merger Sub LLC, 6.50%, 05/15/29
(c)
.. 11 9,234
Service Corp. International
5.13%, 06/01/29 ................. 2 1,875
4.00%, 05/15/31 ................. 20 16,845
30,902
Diversified Financial Services — 1.3%
(c)
MPH Acquisition Holdings LLC, 5.50%,
09/01/28 ..................... 16 12,482
Sabre GLBL, Inc.
9.25%, 04/15/25 ................. 14 13,946
7.38%, 09/01/25 ................. 21 20,182
11.25%, 12/15/27 ................ 7 7,208
Shift4 Payments LLC, 4.63%, 11/01/26 .... 51 48,184
Security
Par (000)
Par (000) Value
Diversified Financial Services (continued)
Verscend Escrow Corp., 9.75%, 08/15/26 .. USD 165 $ 161,652
263,654
Diversified Telecommunication Services — 5.9%
Altice France Holding SA, 10.50%, 05/15/27
(c)
200 152,500
CCO Holdings LLC
5.38%, 06/01/29
(c)
................ 22 19,894
6.38%, 09/01/29
(c)
................ 51 47,927
4.75%, 03/01/30
(c)
................ 26 22,423
4.50%, 08/15/30
(c)
................ 12 9,914
4.25%, 02/01/31
(c)
................ 73 58,554
4.75%, 02/01/32
(c)
................ 54 43,778
4.50%, 05/01/32 ................. 19 15,124
4.50%, 06/01/33
(c)
................ 28 21,482
4.25%, 01/15/34
(c)
................ 55 40,593
Consolidated Communications, Inc., 6.50%,
10/01/28
(c)
.................... 27 20,981
Frontier Communications Holdings LLC
(c)
5.88%, 10/15/27 ................. 28 26,000
5.00%, 05/01/28 ................. 44 38,369
6.75%, 05/01/29 ................. 28 23,163
6.00%, 01/15/30 ................. 18 14,140
8.75%, 05/15/30 ................. 22 22,369
Level 3 Financing, Inc.
(c)
3.40%, 03/01/27 ................. 28 23,660
4.63%, 09/15/27 ................. 9 7,492
4.25%, 07/01/28 ................. 21 16,542
3.63%, 01/15/29 ................. 11 8,055
3.75%, 07/15/29 ................. 41 29,494
3.88%, 11/15/29 ................. 2 1,578
Lumen Technologies, Inc.
(c)
4.00%, 02/15/27 ................. 64 54,237
4.50%, 01/15/29 ................. 27 18,636
5.38%, 06/15/29 ................. 5 3,599
Sprint Capital Corp.
6.88%, 11/15/28 ................. 64 65,909
8.75%, 03/15/32 ................. 92 109,489
Telecom Italia Capital SA
6.38%, 11/15/33 ................. 14 11,453
6.00%, 09/30/34 ................. 29 21,915
7.20%, 07/18/36 ................. 6 4,872
Zayo Group Holdings, Inc.
(c)
4.00%, 03/01/27 ................. 145 107,093
6.13%, 03/01/28 ................. 172 97,537
1,158,772
Electric Utilities — 0.8%
Edison International
Series B, (US Treasury Yield Curve Rate T
Note Constant Maturity 5 Year + 3.90%),
5.00%
(f)(g)
.................... 15 12,539
6.95%, 11/15/29 ................. 10 10,443
FirstEnergy Corp.
2.65%, 03/01/30 ................. 9 7,338
Series B, 2.25%, 09/01/30 .......... 2 1,587
Series C, 3.40%, 03/01/50 .......... 57 37,609
FirstEnergy Transmission LLC
(c)
5.45%, 07/15/44 ................. 35 32,558
4.55%, 04/01/49 ................. 15 12,137
NRG Energy, Inc.
5.75%, 01/15/28 ................. 4 3,755
5.25%, 06/15/29
(c)
................ 3 2,648
3.63%, 02/15/31
(c)
................ 12 9,122
Pattern Energy Operations LP, 4.50%,
08/15/28
(c)
.................... 22 19,726

BlackRock High Yield Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Electric Utilities (continued)
Vistra Operations Co. LLC
(c)
5.50%, 09/01/26 ................. USD 2 $ 1,927
5.00%, 07/31/27 ................. 2 1,856
4.38%, 05/01/29 ................. 4 3,447
156,692
Electrical Equipment — 0.3%
(c)
Sensata Technologies BV, 5.63%, 11/01/24 . 9 8,913
Vertiv Group Corp., 4.13%, 11/15/28 ..... 70 59,500
68,413
Electronic Equipment, Instruments & Components — 0.6%
CDW LLC
3.28%, 12/01/28 ................. 9 7,706
3.25%, 02/15/29 ................. 18 15,330
Coherent Corp., 5.00%, 12/15/29
(c)
...... 49 42,259
Sensata Technologies, Inc.
(c)
4.38%, 02/15/30 ................. 62 53,971
3.75%, 02/15/31 ................. 8 6,581
125,847
Energy Equipment & Services — 1.3%
Archrock Partners LP
(c)
6.88%, 04/01/27 ................. 18 17,184
6.25%, 04/01/28 ................. 42 38,430
Enerflex Ltd., 9.00%, 10/15/27
(c)
........ 16 15,956
Nabors Industries Ltd.
(c)
7.25%, 01/15/26 ................. 12 11,309
7.50%, 01/15/28 ................. 18 16,468
Nabors Industries, Inc.
5.75%, 02/01/25 ................. 28 26,701
7.38%, 05/15/27
(c)
................ 28 27,124
Precision Drilling Corp., 6.88%, 01/15/29
(c)
. 2 1,862
Tervita Corp., 11.00%, 12/01/25
(c)
....... 7 7,525
Transocean, Inc., 11.50%, 01/30/27
(c)
..... 11 11,028
USA Compression Partners LP
6.88%, 04/01/26 ................. 35 33,575
6.88%, 09/01/27 ................. 20 18,700
Weatherford International Ltd.
(c)
11.00%, 12/01/24 ................ 2 2,040
6.50%, 09/15/28 ................. 16 15,685
8.63%, 04/30/30 ................. 21 20,166
263,753
Entertainment — 1.3%
(c)
Lions Gate Capital Holdings LLC, 5.50%,
04/15/29 ..................... 50 28,990
Live Nation Entertainment, Inc.
4.88%, 11/01/24 ................. 3 2,905
6.50%, 05/15/27 ................. 73 71,434
4.75%, 10/15/27 ................. 40 35,613
3.75%, 01/15/28 ................. 13 11,077
Warnermedia Holdings, Inc.
5.14%, 03/15/52 ................. 84 61,065
5.39%, 03/15/62 ................. 44 32,120
WMG Acquisition Corp., 3.88%, 07/15/30 .. 14 12,059
255,263
Equity Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp.
2.90%, 01/15/30 ................. 7 5,928
2.70%, 04/15/31 ................. 6 4,884
4.05%, 03/15/32 ................. 21 18,728
Brookfield Property REIT, Inc., 4.50%,
04/01/27
(c)
.................... 14 11,701
Crown Castle, Inc., 4.30%, 02/15/29 ..... 10 9,443
Digital Realty Trust LP, 5.55%, 01/15/28 ... 5 5,033
Equinix, Inc., 3.90%, 04/15/32 ......... 34 30,207
Security
Par (000)
Par (000) Value
Equity Real Estate Investment Trusts (REITs) (continued)
Global Net Lease, Inc., 3.75%, 12/15/27
(c)
.. USD 11 $ 9,096
GLP Capital LP, 3.25%, 01/15/32 ....... 31 24,781
HAT Holdings I LLC, 3.38%, 06/15/26
(c)
... 16 13,901
Iron Mountain Information Management
Services, Inc., 5.00%, 07/15/32
(c)
...... 15 12,461
Iron Mountain, Inc.
(c)
5.00%, 07/15/28 ................. 2 1,796
5.25%, 07/15/30 ................. 10 8,690
5.63%, 07/15/32 ................. 4 3,467
MPT Operating Partnership LP
4.63%, 08/01/29 ................. 43 32,791
3.50%, 03/15/31 ................. 92 63,065
RHP Hotel Properties LP, 4.75%, 10/15/27 . 33 29,865
RLJ Lodging Trust LP
(c)
3.75%, 07/01/26 ................. 11 9,797
4.00%, 09/15/29 ................. 8 6,485
SBA Communications Corp.
3.88%, 02/15/27 ................. 25 22,588
3.13%, 02/01/29 ................. 43 35,754
Uniti Group LP, 4.75%, 04/15/28
(c)
....... 4 3,200
VICI Properties LP
5.63%, 05/01/24
(c)
................ 4 3,961
3.50%, 02/15/25
(c)
................ 9 8,485
4.63%, 06/15/25
(c)
................ 2 1,918
4.50%, 09/01/26
(c)
................ 2 1,882
4.25%, 12/01/26
(c)
................ 7 6,530
4.50%, 01/15/28
(c)
................ 7 6,424
3.88%, 02/15/29
(c)
................ 3 2,629
4.63%, 12/01/29
(c)
................ 28 25,480
4.13%, 08/15/30
(c)
................ 25 21,879
5.13%, 05/15/32 ................. 44 40,742
483,591
Food & Staples Retailing — 0.7%
(c)
Albertsons Cos., Inc.
3.25%, 03/15/26 ................. 18 16,417
5.88%, 02/15/28 ................. 27 25,668
4.88%, 02/15/30 ................. 15 13,387
Performance Food Group, Inc., 4.25%,
08/01/29 ..................... 38 32,932
United Natural Foods, Inc., 6.75%, 10/15/28 6 5,765
US Foods, Inc.
6.25%, 04/15/25 ................. 23 22,759
4.75%, 02/15/29 ................. 27 23,974
4.63%, 06/01/30 ................. 3 2,642
143,544
Food Products — 1.5%
Chobani LLC
(c)
7.50%, 04/15/25 ................. 89 86,664
4.63%, 11/15/28 ................. 53 46,142
Darling Ingredients, Inc., 6.00%, 06/15/30
(c)
. 39 38,123
JBS USA LUX SA, 3.75%, 12/01/31
(c)
..... 26 21,239
Kraft Heinz Foods Co.
4.88%, 10/01/49 ................. 16 13,889
5.50%, 06/01/50 ................. 23 21,981
Lamb Weston Holdings, Inc.
(c)
4.88%, 05/15/28 ................. 8 7,580
4.13%, 01/31/30 ................. 24 21,197
4.38%, 01/31/32 ................. 18 15,726
Pilgrim's Pride Corp., 3.50%, 03/01/32
(c)
... 14 10,955
Post Holdings, Inc., 4.63%, 04/15/30
(c)
.... 4 3,451
Simmons Foods, Inc., 4.63%, 03/01/29
(c)
... 15 12,211
299,158

2022
BlackRock Annual Report to Shareholders
BlackRock High Yield Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Gas Utilities — 0.0%
Suburban Propane Partners LP, 5.00%,
06/01/31
(c)
.................... USD 8 $ 6,800
Health Care Equipment & Supplies — 0.9%
Avantor Funding, Inc.
(c)
4.63%, 07/15/28 ................. 26 23,625
3.88%, 11/01/29 ................. 31 26,032
Embecta Corp., 6.75%, 02/15/30
(c)
...... 6 5,415
Garden Spinco Corp., 8.63%, 07/20/30
(c)
... 13 13,780
Medline Borrower LP
(c)
3.88%, 04/01/29 ................. 19 15,313
5.25%, 10/01/29 ................. 79 62,748
Teleflex, Inc.
4.63%, 11/15/27 ................. 2 1,906
4.25%, 06/01/28
(c)
................ 33 30,124
178,943
Health Care Providers & Services — 3.1%
Acadia Healthcare Co., Inc.
(c)
5.50%, 07/01/28 ................. 5 4,743
5.00%, 04/15/29 ................. 6 5,518
AdaptHealth LLC
(c)
6.13%, 08/01/28 ................. 6 5,500
5.13%, 03/01/30 ................. 2 1,703
AHP Health Partners, Inc., 5.75%, 07/15/29
(c)
28 21,875
Cano Health LLC, 6.25%, 10/01/28
(c)
..... 8 4,840
Centene Corp.
2.45%, 07/15/28 ................. 26 21,945
3.00%, 10/15/30 ................. 102 83,614
2.50%, 03/01/31 ................. 84 65,728
2.63%, 08/01/31 ................. 21 16,502
Community Health Systems, Inc.
(c)
5.63%, 03/15/27 ................. 22 18,864
6.00%, 01/15/29 ................. 38 31,786
5.25%, 05/15/30 ................. 21 15,835
4.75%, 02/15/31 ................. 4 2,904
Encompass Health Corp.
4.50%, 02/01/28 ................. 5 4,542
4.75%, 02/01/30 ................. 39 34,247
4.63%, 04/01/31 ................. 17 14,612
HCA, Inc., 4.63%, 03/15/52
(c)
.......... 20 15,566
HealthEquity, Inc., 4.50%, 10/01/29
(c)
..... 32 27,965
Legacy LifePoint Health LLC
(c)
6.75%, 04/15/25 ................. 16 15,057
4.38%, 02/15/27 ................. 5 4,229
Molina Healthcare, Inc.
(c)
4.38%, 06/15/28 ................. 15 13,689
3.88%, 11/15/30 ................. 7 5,932
3.88%, 05/15/32 ................. 3 2,491
Option Care Health, Inc., 4.38%, 10/31/29
(c)
. 15 13,121
Surgery Center Holdings, Inc.
(c)
6.75%, 07/01/25 ................. 22 21,276
10.00%, 04/15/27 ................ 22 22,385
Tenet Healthcare Corp.
(c)
4.63%, 09/01/24 ................. 13 12,626
4.88%, 01/01/26 ................. 38 35,934
6.25%, 02/01/27 ................. 7 6,724
5.13%, 11/01/27 ................. 16 14,884
4.63%, 06/15/28 ................. 7 6,263
6.13%, 10/01/28 ................. 17 15,220
4.25%, 06/01/29 ................. 3 2,599
6.13%, 06/15/30 ................. 27 25,726
616,445
Hotels, Restaurants & Leisure — 5.9%
1011778 BC ULC
(c)
3.88%, 01/15/28 ................. 5 4,473
Security
Par (000)
Par (000) Value
Hotels, Restaurants & Leisure (continued)
4.38%, 01/15/28 ................. USD 26 $ 23,281
4.00%, 10/15/30 ................. 19 15,386
Boyd Gaming Corp.
4.75%, 12/01/27 ................. 14 13,039
4.75%, 06/15/31
(c)
................ 27 23,490
Boyne USA, Inc., 4.75%, 05/15/29
(c)
..... 16 14,161
Caesars Entertainment, Inc.
(c)
6.25%, 07/01/25 ................. 61 59,272
8.13%, 07/01/27 ................. 66 64,848
4.63%, 10/15/29 ................. 59 48,015
Caesars Resort Collection LLC, 5.75%,
07/01/25
(c)
.................... 16 15,662
Carnival Corp.
(c)
7.63%, 03/01/26 ................. 10 7,926
5.75%, 03/01/27 ................. 53 37,844
9.88%, 08/01/27 ................. 21 19,845
4.00%, 08/01/28 ................. 59 48,109
6.00%, 05/01/29 ................. 39 25,989
Carnival Holdings Bermuda Ltd., 10.38%,
05/01/28
(c)
.................... 80 82,129
CCM Merger, Inc., 6.38%, 05/01/26
(c)
..... 15 14,135
CDI Escrow Issuer, Inc., 5.75%, 04/01/30
(c)
. 33 29,582
Cedar Fair LP
5.50%, 05/01/25
(c)
................ 19 18,793
6.50%, 10/01/28 ................. 5 4,838
Churchill Downs, Inc.
(c)
5.50%, 04/01/27 ................. 33 31,269
4.75%, 01/15/28 ................. 18 16,108
Fertitta Entertainment LLC
(c)
4.63%, 01/15/29 ................. 48 40,619
6.75%, 01/15/30 ................. 2 1,613
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25
(c)
................ 12 11,878
5.75%, 05/01/28
(c)
................ 8 7,760
3.75%, 05/01/29
(c)
................ 9 7,785
4.88%, 01/15/30 ................. 19 17,218
4.00%, 05/01/31
(c)
................ 3 2,510
Hilton Worldwide Finance LLC, 4.88%,
04/01/27 ..................... 4 3,807
IRB Holding Corp., 7.00%, 06/15/25
(c)
.... 16 15,960
Life Time, Inc.
(c)
5.75%, 01/15/26 ................. 22 20,471
8.00%, 04/15/26 ................. 17 15,257
Lindblad Expeditions LLC, 6.75%, 02/15/27
(c)
23 20,865
MajorDrive Holdings IV LLC, 6.38%, 06/01/29
(c)
17 12,685
MGM Resorts International, 6.00%, 03/15/23 10 9,965
Midwest Gaming Borrower LLC, 4.88%,
05/01/29
(c)
.................... 18 15,316
NCL Corp. Ltd.
(c)
5.88%, 03/15/26 ................. 23 18,066
7.75%, 02/15/29 ................. 5 3,763
NCL Finance Ltd., 6.13%, 03/15/28
(c)
..... 11 8,120
Premier Entertainment Sub LLC
(c)
5.63%, 09/01/29 ................. 10 7,374
5.88%, 09/01/31 ................. 10 7,074
Raptor Acquisition Corp., 4.88%, 11/01/26
(c)
. 15 13,326
Royal Caribbean Cruises Ltd.
(c)
11.50%, 06/01/25 ................ 12 12,870
4.25%, 07/01/26 ................. 6 4,850
5.50%, 08/31/26 ................. 8 6,730
5.38%, 07/15/27 ................. 12 9,717
11.63%, 08/15/27 ................ 13 13,055
5.50%, 04/01/28 ................. 12 9,577
8.25%, 01/15/29 ................. 13 13,063
9.25%, 01/15/29 ................. 24 24,662

BlackRock High Yield Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc.
(c)
8.63%, 07/01/25 ................. USD 18 $ 18,363
7.00%, 05/15/28 ................. 13 12,401
7.25%, 11/15/29 ................. 14 13,440
Six Flags Theme Parks, Inc., 7.00%, 07/01/25
(c)
13 13,089
Station Casinos LLC
(c)
4.50%, 02/15/28 ................. 16 13,910
4.63%, 12/01/31 ................. 21 16,846
Vail Resorts, Inc., 6.25%, 05/15/25
(c)
..... 14 14,000
Viking Ocean Cruises Ship VII Ltd., 5.63%,
02/15/29
(c)
.................... 5 4,025
Wyndham Hotels & Resorts, Inc., 4.38%,
08/15/28
(c)
.................... 16 14,355
Wynn Las Vegas LLC, 5.25%, 05/15/27
(c)
.. 28 25,269
Wynn Resorts Finance LLC
(c)
7.75%, 04/15/25 ................. 17 16,906
5.13%, 10/01/29 ................. 38 32,571
Yum! Brands, Inc.
5.38%, 04/01/32 ................. 5 4,631
5.35%, 11/01/43 ................. 2 1,645
1,175,601
Household Durables — 0.8%
Ashton Woods USA LLC
(c)
6.63%, 01/15/28 ................. 7 6,159
4.63%, 08/01/29 ................. 8 6,405
4.63%, 04/01/30 ................. 8 6,421
Brookfield Residential Properties, Inc.
(c)
5.00%, 06/15/29 ................. 17 13,283
4.88%, 02/15/30 ................. 15 11,695
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25
(c)
13 11,156
Installed Building Products, Inc., 5.75%,
02/01/28
(c)
.................... 13 11,689
K. Hovnanian Enterprises, Inc., 7.75%,
02/15/26
(c)
.................... 20 19,200
KB Home, 7.25%, 07/15/30 ........... 5 4,858
Mattamy Group Corp.
(c)
5.25%, 12/15/27 ................. 14 12,416
4.63%, 03/01/30 ................. 11 8,915
Meritage Homes Corp., 5.13%, 06/06/27 ... 4 3,761
SWF Escrow Issuer Corp., 6.50%, 10/01/29
(c)
26 15,066
Taylor Morrison Communities, Inc.
(c)
5.88%, 06/15/27 ................. 7 6,721
5.13%, 08/01/30 ................. 5 4,331
Tempur Sealy International, Inc.
(c)
4.00%, 04/15/29 ................. 12 10,082
3.88%, 10/15/31 ................. 9 7,065
TRI Pointe Homes, Inc., 5.70%, 06/15/28 .. 5 4,529
163,752
Household Products — 0.2%
Central Garden & Pet Co.
4.13%, 10/15/30 ................. 18 14,786
4.13%, 04/30/31
(c)
................ 16 13,245
Spectrum Brands, Inc.
(c)
5.00%, 10/01/29 ................. 9 7,789
5.50%, 07/15/30 ................. 3 2,647
38,467
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp.
(c)
5.13%, 03/15/28 ................. 34 30,338
5.00%, 02/01/31 ................. 5 4,195
Clearway Energy Operating LLC
(c)
4.75%, 03/15/28 ................. 15 13,844
3.75%, 01/15/32 ................. 22 17,684
Security
Par (000)
Par (000) Value
Independent Power and Renewable Electricity Producers
(continued)
TransAlta Corp., 7.75%, 11/15/29 ....... USD 7 $ 7,149
73,210
Insurance — 3.2%
(c)
Acrisure LLC, 6.00%, 08/01/29 ......... 19 15,527
Alliant Holdings Intermediate LLC
4.25%, 10/15/27 ................. 103 92,250
6.75%, 10/15/27 ................. 124 111,459
5.88%, 11/01/29 ................. 119 97,865
AmWINS Group, Inc., 4.88%, 06/30/29 .... 22 18,659
GTCR AP Finance, Inc., 8.00%, 05/15/27 .. 22 21,073
HUB International Ltd.
7.00%, 05/01/26 ................. 62 60,698
5.63%, 12/01/29 ................. 3 2,620
Jones Deslauriers Insurance Management,
Inc., 10.50%, 12/15/30 ............ 17 16,743
NFP Corp.
4.88%, 08/15/28 ................. 82 69,806
6.88%, 08/15/28 ................. 142 117,048
7.50%, 10/01/30 ................. 8 7,523
Ryan Specialty Group LLC, 4.38%, 02/01/30 10 8,659
639,930
Internet & Direct Marketing Retail — 0.3%
(c)
ANGI Group LLC, 3.88%, 08/15/28 ...... 22 16,326
Go Daddy Operating Co. LLC
5.25%, 12/01/27 ................. 5 4,732
3.50%, 03/01/29 ................. 16 13,395
Match Group Holdings II LLC
4.63%, 06/01/28 ................. 15 13,372
4.13%, 08/01/30 ................. 16 13,062
3.63%, 10/01/31 ................. 9 6,902
67,789
IT Services — 1.9%
Ahead DB Holdings LLC, 6.63%, 05/01/28
(c)
. 14 11,252
Arches Buyer, Inc., 4.25%, 06/01/28
(c)
.... 9 7,039
Black Knight InfoServ LLC, 3.63%, 09/01/28
(c)
35 30,363
Block, Inc., 3.50%, 06/01/31 .......... 118 94,155
Booz Allen Hamilton, Inc.
(c)
3.88%, 09/01/28 ................. 13 11,517
4.00%, 07/01/29 ................. 19 16,723
Gartner, Inc.
(c)
4.50%, 07/01/28 ................. 13 12,120
3.63%, 06/15/29 ................. 6 5,272
3.75%, 10/01/30 ................. 6 5,172
Global Payments, Inc.
4.95%, 08/15/27 ................. 10 9,700
3.20%, 08/15/29 ................. 35 29,752
2.90%, 05/15/30 ................. 39 31,955
5.40%, 08/15/32 ................. 8 7,619
Northwest Fiber LLC
(c)
4.75%, 04/30/27 ................. 20 17,597
6.00%, 02/15/28 ................. 41 31,746
10.75%, 06/01/28 ................ 9 8,369
Tempo Acquisition LLC, 5.75%, 06/01/25
(c)
. 15 15,026
Twilio, Inc., 3.88%, 03/15/31 .......... 30 23,801
369,178
Leisure Products — 0.2%
Mattel, Inc.
3.75%, 04/01/29
(c)
................ 7 6,148
6.20%, 10/01/40 ................. 14 12,084
5.45%, 11/01/41 ................. 26 21,164
39,396

2022
BlackRock Annual Report to Shareholders
BlackRock High Yield Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Life Sciences Tools & Services — 0.1%
(c)
Charles River Laboratories International, Inc.
4.25%, 05/01/28 ................. USD 10 $ 9,210
3.75%, 03/15/29 ................. 3 2,653
4.00%, 03/15/31 ................. 7 6,055
Syneos Health, Inc., 3.63%, 01/15/29 .... 9 7,167
25,085
Machinery — 2.1%
Amsted Industries, Inc., 5.63%, 07/01/27
(c)
. 15 14,230
ATS Corp., 4.13%, 12/15/28
(c)
......... 9 7,765
Chart Industries, Inc.
(c)
7.50%, 01/01/30 ................. 37 37,196
9.50%, 01/01/31 ................. 6 6,153
EnPro Industries, Inc., 5.75%, 10/15/26 ... 16 15,520
GrafTech Finance, Inc., 4.63%, 12/15/28
(c)
.. 11 9,033
Husky III Holding Ltd., 13.00%, (13.00% Cash
or 13.75% PIK), 02/15/25
(c)(h)
........ 31 27,435
Mueller Water Products, Inc., 4.00%, 06/15/29
(c)
8 7,030
OT Merger Corp., 7.88%, 10/15/29
(c)
..... 9 4,770
Roller Bearing Co. of America, Inc., 4.38%,
10/15/29
(c)
.................... 10 8,647
Stevens Holding Co., Inc., 6.13%, 10/01/26
(c)
20 20,050
Terex Corp., 5.00%, 05/15/29
(c)
........ 29 26,064
Titan Acquisition Ltd., 7.75%, 04/15/26
(c)
... 42 37,825
Titan International, Inc., 7.00%, 04/30/28 .. 7 6,609
TK Elevator US Newco, Inc., 5.25%, 07/15/27
(c)
200 177,508
Wabash National Corp., 4.50%, 10/15/28
(c)
. 17 14,477
420,312
Marine — 0.1%
Seaspan Corp., 5.50%, 08/01/29
(c)
...... 26 19,703
Media — 5.5%
AMC Networks, Inc.
4.75%, 08/01/25 ................. 12 9,120
4.25%, 02/15/29 ................. 10 6,231
Block Communications, Inc., 4.88%, 03/01/28
(c)
12 10,470
Cable One, Inc.
0.00%, 03/15/26
(j)(k)
............... 5 3,927
1.13%, 03/15/28
(j)
................ 17 12,631
4.00%, 11/15/30
(c)
................ 25 19,618
Charter Communications Operating LLC
4.40%, 04/01/33 ................. 18 15,402
5.25%, 04/01/53 ................. 16 12,350
5.50%, 04/01/63 ................. 16 12,200
Clear Channel Outdoor Holdings, Inc.
(c)
5.13%, 08/15/27 ................. 102 88,383
7.75%, 04/15/28 ................. 76 55,481
7.50%, 06/01/29 ................. 97 71,224
CMG Media Corp., 8.88%, 12/15/27
(c)
.... 30 22,581
CSC Holdings LLC
5.25%, 06/01/24 ................. 26 24,206
6.50%, 02/01/29
(c)
................ 200 163,500
Directv Financing LLC, 5.88%, 08/15/27
(c)
.. 35 31,313
DISH DBS Corp.
5.25%, 12/01/26
(c)
................ 80 67,387
5.75%, 12/01/28
(c)
................ 35 27,934
5.13%, 06/01/29 ................. 31 19,999
DISH Network Corp., 11.75%, 11/15/27
(c)
.. 28 28,837
GCI LLC, 4.75%, 10/15/28
(c)
.......... 12 10,081
Lamar Media Corp., 3.75%, 02/15/28 ..... 2 1,790
Liberty Broadband Corp.
(c)(j)
1.25%, 09/30/50 ................. 33 31,845
2.75%, 09/30/50 ................. 66 64,281
Midcontinent Communications, 5.38%,
08/15/27
(c)
.................... 16 14,486
Security
Par (000)
Par (000) Value
Media (continued)
Outfront Media Capital LLC
(c)
5.00%, 08/15/27 ................. USD 29 $ 26,107
4.25%, 01/15/29 ................. 16 13,276
4.63%, 03/15/30 ................. 7 5,791
Radiate Holdco LLC
(c)
4.50%, 09/15/26 ................. 29 21,306
6.50%, 09/15/28 ................. 63 26,398
Sinclair Television Group, Inc., 4.13%,
12/01/30
(c)
.................... 40 29,987
Sirius XM Radio, Inc.
(c)
3.13%, 09/01/26 ................. 24 21,310
5.00%, 08/01/27 ................. 26 24,033
4.00%, 07/15/28 ................. 12 10,444
4.13%, 07/01/30 ................. 9 7,427
3.88%, 09/01/31 ................. 22 17,164
Stagwell Global LLC, 5.63%, 08/15/29
(c)
... 8 6,597
Univision Communications, Inc.
(c)
5.13%, 02/15/25 ................. 11 10,476
6.63%, 06/01/27 ................. 9 8,683
7.38%, 06/30/30 ................. 15 14,336
Videotron Ltd., 3.63%, 06/15/29
(c)
....... 13 10,953
1,079,565
Metals & Mining — 3.6%
Arconic Corp.
(c)
6.00%, 05/15/25 ................. 15 14,746
6.13%, 02/15/28 ................. 45 42,222
ATI, Inc.
5.88%, 12/01/27 ................. 2 1,912
4.88%, 10/01/29 ................. 8 7,070
5.13%, 10/01/31 ................. 16 14,090
Big River Steel LLC, 6.63%, 01/31/29
(c)
... 113 107,658
Carpenter Technology Corp.
6.38%, 07/15/28 ................. 4 3,804
7.63%, 03/15/30 ................. 21 21,050
Commercial Metals Co.
4.13%, 01/15/30 ................. 5 4,424
4.38%, 03/15/32 ................. 6 5,220
Constellium SE, 5.88%, 02/15/26
(c)
...... 250 240,817
ERO Copper Corp., 6.50%, 02/15/30
(c)
.... 14 11,279
Kaiser Aluminum Corp.
(c)
4.63%, 03/01/28 ................. 31 27,052
4.50%, 06/01/31 ................. 31 24,916
New Gold, Inc., 7.50%, 07/15/27
(c)
...... 39 34,225
Novelis Corp.
(c)
3.25%, 11/15/26 ................. 50 44,826
4.75%, 01/30/30 ................. 66 58,513
3.88%, 08/15/31 ................. 54 44,085
707,909
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 4.38%,
01/15/27
(c)
.................... 6 5,250
Multiline Retail — 0.1%
NMG Holding Co., Inc., 7.13%, 04/01/26
(c)
.. 26 24,369
Oil, Gas & Consumable Fuels — 12.9%
Aethon United BR LP, 8.25%, 02/15/26
(c)
... 46 45,630
Antero Midstream Partners LP
(c)
5.75%, 03/01/27 ................. 16 15,126
5.38%, 06/15/29 ................. 17 15,542
Antero Resources Corp., 7.63%, 02/01/29
(c)
. 6 6,033
Apache Corp.
4.25%, 01/15/30 ................. 15 13,273
5.10%, 09/01/40 ................. 14 11,602
5.35%, 07/01/49 ................. 11 8,887

BlackRock High Yield Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings LLC
(c)
9.00%, 11/01/27 ................. USD 56 $ 68,880
5.88%, 06/30/29 ................. 46 41,015
Buckeye Partners LP
4.13%, 03/01/25
(c)
................ 3 2,857
5.85%, 11/15/43 ................. 14 10,431
5.60%, 10/15/44 ................. 8 5,842
Callon Petroleum Co.
6.38%, 07/01/26 ................. 7 6,524
7.50%, 06/15/30
(c)
................ 60 54,900
Cheniere Energy Partners LP
4.50%, 10/01/29 ................. 67 60,248
4.00%, 03/01/31 ................. 58 49,379
3.25%, 01/31/32 ................. 44 34,967
Cheniere Energy, Inc., 4.63%, 10/15/28 ... 4 3,615
Chesapeake Energy Corp.
(c)
5.88%, 02/01/29 ................. 1 947
6.75%, 04/15/29 ................. 40 38,944
CITGO Petroleum Corp.
(c)
7.00%, 06/15/25 ................. 25 24,384
6.38%, 06/15/26 ................. 20 19,278
Civitas Resources, Inc., 5.00%, 10/15/26
(c)
. 7 6,400
CNX Midstream Partners LP, 4.75%, 04/15/30
(c)
8 6,565
CNX Resources Corp.
(c)
6.00%, 01/15/29 ................. 7 6,441
7.38%, 01/15/31 ................. 14 13,419
Colgate Energy Partners III LLC
(c)
7.75%, 02/15/26 ................. 37 35,892
5.88%, 07/01/29 ................. 27 23,189
Comstock Resources, Inc.
(c)
6.75%, 03/01/29 ................. 39 35,197
5.88%, 01/15/30 ................. 55 47,284
Crescent Energy Finance LLC, 7.25%,
05/01/26
(c)
.................... 39 36,751
Crestwood Midstream Partners LP
(c)
5.63%, 05/01/27 ................. 12 11,160
6.00%, 02/01/29 ................. 6 5,505
8.00%, 04/01/29 ................. 5 4,975
CrownRock LP, 5.63%, 10/15/25
(c)
....... 58 55,970
DCP Midstream Operating LP
5.63%, 07/15/27 ................. 4 3,968
6.45%, 11/03/36
(c)
................ 13 12,739
6.75%, 09/15/37
(c)
................ 20 20,160
Diamondback Energy, Inc.
6.25%, 03/15/33 ................. 38 38,569
4.25%, 03/15/52 ................. 15 10,975
DT Midstream, Inc.
(c)
4.13%, 06/15/29 ................. 31 26,632
4.38%, 06/15/31 ................. 20 16,778
Earthstone Energy Holdings LLC, 8.00%,
04/15/27
(c)
.................... 22 21,046
El Paso Natural Gas Co. LLC, 3.50%,
02/15/32
(c)
.................... 9 7,546
Energy Transfer LP
Series H, (US Treasury Yield Curve Rate T
Note Constant Maturity 5 Year + 5.69%),
6.50%
(f)(g)
.................... 53 45,580
5.55%, 02/15/28 ................. 10 9,919
3.75%, 05/15/30 ................. 56 49,375
5.75%, 02/15/33 ................. 15 14,675
EnLink Midstream LLC
5.63%, 01/15/28
(c)
................ 28 26,670
5.38%, 06/01/29 ................. 23 21,282
6.50%, 09/01/30
(c)
................ 16 15,835
Security
Par (000)
Par (000) Value
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP
4.85%, 07/15/26 ................. USD 2 $ 1,880
5.60%, 04/01/44 ................. 22 18,145
5.05%, 04/01/45 ................. 2 1,516
5.45%, 06/01/47 ................. 2 1,606
EQM Midstream Partners LP
6.00%, 07/01/25
(c)
................ 9 8,685
4.13%, 12/01/26 ................. 5 4,447
6.50%, 07/01/27
(c)
................ 30 28,673
4.50%, 01/15/29
(c)
................ 3 2,520
7.50%, 06/01/30
(c)
................ 6 5,781
4.75%, 01/15/31
(c)
................ 22 17,985
Genesis Energy LP
6.50%, 10/01/25 ................. 6 5,734
7.75%, 02/01/28 ................. 14 12,887
Gulfport Energy Corp., 8.00%, 05/17/26
(c)
.. 3 2,438
Harvest Midstream I LP, 7.50%, 09/01/28
(c)
. 5 4,772
Hess Midstream Operations LP, 4.25%,
02/15/30
(c)
.................... 20 17,098
Hilcorp Energy I LP
(c)
6.25%, 11/01/28 ................. 7 6,335
5.75%, 02/01/29 ................. 10 8,901
6.00%, 04/15/30 ................. 1 889
6.25%, 04/15/32 ................. 1 863
ITT Holdings LLC, 6.50%, 08/01/29
(c)
..... 27 22,738
Kinder Morgan, Inc., 4.80%, 02/01/33 .... 24 22,251
Kinetik Holdings LP, 5.88%, 06/15/30
(c)
.... 50 46,889
Magnolia Oil & Gas Operating LLC, 6.00%,
08/01/26
(c)
.................... 2 1,920
Matador Resources Co., 5.88%, 09/15/26 .. 16 15,383
MPLX LP, 4.95%, 03/14/52 ........... 28 22,872
Murphy Oil Corp.
5.75%, 08/15/25 ................. 3 2,948
5.88%, 12/01/27 ................. 4 3,849
6.13%, 12/01/42
(i)
................ 3 2,340
New Fortress Energy, Inc.
(c)
6.75%, 09/15/25 ................. 89 84,176
6.50%, 09/30/26 ................. 83 77,082
NGL Energy Operating LLC, 7.50%, 02/01/26
(c)
11 9,794
NGPL PipeCo LLC, 7.77%, 12/15/37
(c)
.... 25 26,013
Northern Oil & Gas, Inc., 8.13%, 03/01/28
(c)
. 84 80,656
NuStar Logistics LP
5.75%, 10/01/25 ................. 12 11,536
6.00%, 06/01/26 ................. 13 12,518
6.38%, 10/01/30 ................. 2 1,849
Occidental Petroleum Corp.
6.95%, 07/01/24 ................. 4 4,076
5.88%, 09/01/25 ................. 2 1,993
8.88%, 07/15/30 ................. 7 7,903
6.63%, 09/01/30 ................. 71 73,370
7.50%, 05/01/31 ................. 10 10,685
6.45%, 09/15/36 ................. 14 14,280
6.20%, 03/15/40 ................. 37 36,208
6.60%, 03/15/46 ................. 6 6,174
ONEOK, Inc., 4.35%, 03/15/29 ......... 17 15,711
Parkland Corp., 5.88%, 07/15/27
(c)
...... 23 21,839
PDC Energy, Inc., 6.13%, 09/15/24 ...... 2 1,989
Permian Resources Operating LLC
(c)
5.38%, 01/15/26 ................. 9 8,192
6.88%, 04/01/27 ................. 20 18,845
Plains All American Pipeline LP
3.55%, 12/15/29 ................. 10 8,671
3.80%, 09/15/30 ................. 18 15,643
Range Resources Corp.
4.88%, 05/15/25 ................. 5 4,750

2022
BlackRock Annual Report to Shareholders
BlackRock High Yield Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Oil, Gas & Consumable Fuels (continued)
4.75%, 02/15/30
(c)
................ USD 2 $ 1,762
Rockcliff Energy II LLC, 5.50%, 10/15/29
(c)
. 36 32,938
Rockies Express Pipeline LLC, 4.95%,
07/15/29
(c)
.................... 2 1,795
Sabine Pass Liquefaction LLC, 5.90%,
09/15/37
(c)
.................... 10 10,007
SM Energy Co.
5.63%, 06/01/25 ................. 5 4,800
6.75%, 09/15/26 ................. 18 17,475
Southwestern Energy Co.
5.38%, 02/01/29 ................. 26 24,104
4.75%, 02/01/32 ................. 11 9,400
Sunoco LP
6.00%, 04/15/27 ................. 6 5,908
5.88%, 03/15/28 ................. 2 1,894
Tallgrass Energy Partners LP
(c)
6.00%, 03/01/27 ................. 3 2,801
5.50%, 01/15/28 ................. 2 1,774
6.00%, 12/31/30 ................. 2 1,729
6.00%, 09/01/31 ................. 10 8,598
Tap Rock Resources LLC, 7.00%, 10/01/26
(c)
79 73,478
Targa Resources Partners LP, 6.88%, 01/15/29 33 33,263
TerraForm Power Operating LLC, 4.75%,
01/15/30
(c)
.................... 9 7,830
Venture Global Calcasieu Pass LLC
(c)
3.88%, 08/15/29 ................. 69 60,375
4.13%, 08/15/31 ................. 59 50,268
3.88%, 11/01/33 ................. 120 98,028
Vermilion Energy, Inc., 6.88%, 05/01/30
(c)
.. 11 10,038
Western Midstream Operating LP
4.75%, 08/15/28 ................. 3 2,740
5.45%, 04/01/44 ................. 19 15,784
5.30%, 03/01/48 ................. 19 15,622
5.50%, 08/15/48 ................. 10 8,300
5.50%, 02/01/50
(i)
................ 52 42,837
2,558,647
Personal Products — 0.1%
(c)
Coty, Inc., 4.75%, 01/15/29 ........... 2 1,810
Prestige Brands, Inc., 3.75%, 04/01/31 .... 13 10,721
12,531
Pharmaceuticals — 0.3%
Catalent Pharma Solutions, Inc.
(c)
3.13%, 02/15/29 ................. 33 26,276
3.50%, 04/01/30 ................. 31 24,477
Elanco Animal Health, Inc., 6.40%, 08/28/28
(i)
4 3,806
Teva Pharmaceutical Finance Netherlands III
BV, 3.15%, 10/01/26 ............. 8 6,941
61,500
Professional Services — 0.7%
(c)
AMN Healthcare, Inc., 4.00%, 04/15/29 ... 8 6,846
CoreLogic, Inc., 4.50%, 05/01/28 ....... 42 32,223
Dun & Bradstreet Corp. (The), 5.00%, 12/15/29 76 65,038
KBR, Inc., 4.75%, 09/30/28 ........... 20 17,666
Science Applications International Corp.,
4.88%, 04/01/28 ................ 14 12,950
134,723
Real Estate Management & Development — 0.4%
(c)
Cushman & Wakefield US Borrower LLC,
6.75%, 05/15/28 ................ 22 20,996
Howard Hughes Corp. (The)
4.13%, 02/01/29 ................. 35 29,312
4.38%, 02/01/31 ................. 14 11,327
Realogy Group LLC
5.75%, 01/15/29 ................. 25 18,910
Security
Par (000)
Par (000) Value
Real Estate Management & Development (continued)
5.25%, 04/15/30 ................. USD 10 $ 7,295
87,840
Road & Rail — 1.5%
Avis Budget Car Rental LLC, 5.38%, 03/01/29
(c)
4 3,422
Hertz Corp. (The)
(c)
4.63%, 12/01/26 ................. 10 8,375
5.00%, 12/01/29 ................. 6 4,552
NESCO Holdings II, Inc., 5.50%, 04/15/29
(c)
. 21 18,375
Uber Technologies, Inc.
7.50%, 05/15/25
(c)
................ 52 51,962
0.00%, 12/15/25
(j)(k)
............... 27 22,741
8.00%, 11/01/26
(c)
................ 15 15,052
7.50%, 09/15/27
(c)
................ 32 32,022
6.25%, 01/15/28
(c)
................ 30 28,800
4.50%, 08/15/29
(c)
................ 69 60,117
Williams Scotsman International, Inc.
(c)
6.13%, 06/15/25 ................. 11 10,890
4.63%, 08/15/28 ................. 25 22,562
XPO Escrow Sub LLC, 7.50%, 11/15/27
(c)
.. 8 8,095
286,965
Semiconductors & Semiconductor Equipment — 1.2%
Broadcom, Inc.
4.11%, 09/15/28 ................. 9 8,370
4.15%, 11/15/30 ................. 5 4,481
2.45%, 02/15/31
(c)
................ 11 8,664
4.30%, 11/15/32 ................. 22 19,389
2.60%, 02/15/33
(c)
................ 13 9,758
3.42%, 04/15/33
(c)
................ 25 20,043
Entegris Escrow Corp., 4.75%, 04/15/29
(c)
.. 113 103,049
Entegris, Inc.
(c)
4.38%, 04/15/28 ................. 11 9,727
3.63%, 05/01/29 ................. 10 8,142
Marvell Technology, Inc., 2.95%, 04/15/31 .. 20 16,087
Qorvo, Inc., 4.38%, 10/15/29 .......... 10 8,842
Synaptics, Inc., 4.00%, 06/15/29
(c)
....... 20 16,851
233,403
Software — 4.8%
ACI Worldwide, Inc., 5.75%, 08/15/26
(c)
... 20 19,375
AthenaHealth Group, Inc., 6.50%, 02/15/30
(c)
98 72,219
Boxer Parent Co., Inc.
(c)
7.13%, 10/02/25 ................. 11 10,698
9.13%, 03/01/26 ................. 53 50,001
Camelot Finance SA, 4.50%, 11/01/26
(c)
... 35 32,804
Central Parent, Inc., 7.25%, 06/15/29
(c)
.... 50 48,906
Clarivate Science Holdings Corp.
(c)
3.88%, 07/01/28 ................. 73 63,247
4.88%, 07/01/29 ................. 48 40,817
Cloud Software Group Holdings, Inc., 6.50%,
03/31/29
(c)
.................... 161 135,607
Condor Merger Sub, Inc., 7.38%, 02/15/30
(c)
77 61,910
Consensus Cloud Solutions, Inc.
(c)
6.00%, 10/15/26 ................. 5 4,676
6.50%, 10/15/28 ................. 6 5,519
Elastic NV, 4.13%, 07/15/29
(c)
......... 30 24,231
Fair Isaac Corp., 4.00%, 06/15/28
(c)
...... 19 17,243
Gen Digital, Inc., 7.13%, 09/30/30
(c)
...... 16 15,720
MicroStrategy, Inc., 6.13%, 06/15/28
(c)
.... 39 27,887
NCR Corp.
(c)
5.00%, 10/01/28 ................. 9 7,673
5.13%, 04/15/29 ................. 10 8,363
6.13%, 09/01/29 ................. 13 12,156
Open Text Corp., 6.90%, 12/01/27
(c)
...... 55 55,000
Oracle Corp.
6.15%, 11/09/29 ................. 10 10,380

BlackRock High Yield Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Software (continued)
2.95%, 04/01/30 ................. USD 6 $ 5,116
2.88%, 03/25/31 ................. 10 8,291
6.25%, 11/09/32 ................. 24 25,119
6.90%, 11/09/52 ................. 45 48,142
PTC, Inc.
(c)
3.63%, 02/15/25 ................. 4 3,810
4.00%, 02/15/28 ................. 6 5,400
SS&C Technologies, Inc., 5.50%, 09/30/27
(c)
59 55,247
Veritas US, Inc., 7.50%, 09/01/25
(c)
...... 27 18,595
ZoomInfo Technologies LLC, 3.88%, 02/01/29
(c)
71 59,667
953,819
Specialty Retail — 1.9%
Arko Corp., 5.13%, 11/15/29
(c)
......... 14 10,993
Asbury Automotive Group, Inc.
4.50%, 03/01/28 ................. 9 7,924
4.75%, 03/01/30 ................. 2 1,673
5.00%, 02/15/32
(c)
................ 12 9,872
Group 1 Automotive, Inc., 4.00%, 08/15/28
(c)
3 2,539
GYP Holdings III Corp., 4.63%, 05/01/29
(c)
.. 20 16,329
Ken Garff Automotive LLC, 4.88%, 09/15/28
(c)
11 9,202
LCM Investments Holdings II LLC, 4.88%,
05/01/29
(c)
.................... 24 19,219
Lithia Motors, Inc., 3.88%, 06/01/29
(c)
..... 11 9,043
Murphy Oil USA, Inc., 4.75%, 09/15/29 .... 15 13,725
Penske Automotive Group, Inc.
3.50%, 09/01/25 ................. 30 27,841
3.75%, 06/15/29
(c)
................ 6 4,870
Specialty Building Products Holdings LLC,
6.38%, 09/30/26
(c)
............... 5 4,026
SRS Distribution, Inc.
(c)
4.63%, 07/01/28 ................. 64 56,734
6.13%, 07/01/29 ................. 39 31,532
6.00%, 12/01/29 ................. 37 29,447
Staples, Inc., 7.50%, 04/15/26
(c)
........ 26 22,378
White Cap Buyer LLC, 6.88%, 10/15/28
(c)
.. 87 75,256
White Cap Parent LLC, 8.25%, (8.25% Cash or
9.00% PIK), 03/15/26
(c)(h)
........... 20 17,290
369,893
Textiles, Apparel & Luxury Goods — 0.3%
(c)
Crocs, Inc.
4.25%, 03/15/29 ................. 2 1,694
4.13%, 08/15/31 ................. 25 20,374
Kontoor Brands, Inc., 4.13%, 11/15/29 .... 8 6,529
Levi Strauss & Co., 3.50%, 03/01/31 ..... 18 14,286
William Carter Co. (The), 5.63%, 03/15/27 .. 19 18,225
61,108
Thrifts & Mortgage Finance — 0.6%
Enact Holdings, Inc., 6.50%, 08/15/25
(c)
... 39 38,273
Home Point Capital, Inc., 5.00%, 02/01/26
(c)
. 14 9,681
Ladder Capital Finance Holdings LLLP
(c)
4.25%, 02/01/27 ................. 8 6,720
4.75%, 06/15/29 ................. 4 3,230
MGIC Investment Corp., 5.25%, 08/15/28 .. 16 14,753
Nationstar Mortgage Holdings, Inc.
(c)
6.00%, 01/15/27 ................. 5 4,475
5.13%, 12/15/30 ................. 8 6,179
5.75%, 11/15/31 ................. 10 7,775
Rocket Mortgage LLC, 2.88%, 10/15/26
(c)
.. 34 29,143
120,229
Security
Par (000)
Par (000) Value
Trading Companies & Distributors — 1.2%
(c)
Beacon Roofing Supply, Inc., 4.13%, 05/15/29 USD 10 $ 8,310
Fortress Transportation & Infrastructure
Investors LLC
6.50%, 10/01/25 ................. 4 3,761
9.75%, 08/01/27 ................. 5 5,012
5.50%, 05/01/28 ................. 15 12,797
Foundation Building Materials, Inc., 6.00%,
03/01/29 ..................... 9 6,738
H&E Equipment Services, Inc., 3.88%,
12/15/28 ..................... 2 1,704
Herc Holdings, Inc., 5.50%, 07/15/27 ..... 20 18,655
Imola Merger Corp., 4.75%, 05/15/29 ..... 22 19,087
United Rentals North America, Inc., 6.00%,
12/15/29 ..................... 100 99,375
WESCO Distribution, Inc.
7.13%, 06/15/25 ................. 6 6,075
7.25%, 06/15/28 ................. 45 45,584
227,098
Wireless Telecommunication Services — 0.1%
Ligado Networks LLC, 15.50%, (15.50% Cash
or 15.50% PIK), 11/01/23
(c)(f)(h)
........ 16 4,850
Sprint LLC, 7.63%, 03/01/26 .......... 20 21,046
25,896
Total Corporate Bonds — 92.5%
(Cost: $20,556,586) .............................. 18,327,881
Shares
Shares
Investment Companies
iShares iBoxx $ High Yield Corporate Bond
ETF
(l)
......................... 1,300 95,719
Total Investment Companies — 0.5%
(Cost: $94,432) ................................ 95,719
Beneficial Interest
(000)
Other Interests
(m)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust
Escrow Bonds
(a)(d)
................ 140 490
Total Other Interests — 0.0%
(Cost: $—) .................................... 490
Par (000)
Pa r (000)
Preferred Securities
Capital Trusts — 1.5%
Banks — 0.8%
(f)(g)
Citigroup, Inc., Series Y, (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 3.00%), 4.15% ................. 10 8,164
JPMorgan Chase & Co.
Series Q, (LIBOR USD 3 Month + 3.25%),
5.15% ...................... 20 19,525
Series FF, (SOFR 1 Day + 3.38%), 5.00% 71 64,960
Series HH, (SOFR 1 Day + 3.13%), 4.60% 26 22,913
PNC Financial Services Group, Inc. (The),
Series V, (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year + 3.24%),
6.20% ........................ 20 19,545

2022
BlackRock Annual Report to Shareholders
BlackRock High Yield Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Banks (continued)
Wells Fargo & Co., Series BB, (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 3.45%), 3.90% ............. USD 35 $ 30,634
165,741
Capital Markets — 0.5%
(f)(g)
Charles Schwab Corp. (The), Series H, (US
Treasury Yield Curve Rate T Note Constant
Maturity 10 Year + 3.08%), 4.00% ..... 59 47,049
Goldman Sachs Group, Inc. (The), Series
R, (US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 3.22%), 4.95% 70 63,699
110,748
Consumer Finance — 0.1%
General Motors Financial Co., Inc., Series
C, (US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 5.00%), 5.70%
(f)
(g)
........................... 10 8,464
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year + 5.74%),
7.00%
(c)(f)(g)
..................... 17 15,469
Total Preferred Securities — 1.5%
(Cost: $338,693) ................................ 300,422
Total Long-Term Investments — 95.1%
(Cost: $21,142,834) .............................. 18,848,613
Security
Shares
Shares Value
Short-Term Securities
Money Market Funds — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional
Class, 4.03%
(l)(n)
................. 378,880 $ 378,880
Total Short-Term Securities — 1.9%
(Cost: $378,880) ................................ 378,880
Total Options Purchased — 0.1%
(Cost: $9,966) ................................. 10,209
Total Investments Before Options Written — 97.1%
(Cost: $21,531,680 ) .............................. 19,237,702
Total Options Written — (0.0)%
(Premium Received — $(3,838)) ..................... (2,261)
Total Investments Net of Options Written — 97.1%
(Cost: $21,527,842 ) .............................. 19,235,441
Other Assets Less Liabilities — 2.9% ................... 574,484
Net Assets — 100.0% ..............................
$ 19,809,925
(a)
Non-income producing security.
(b)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $12,289, representing 0.06% of its net assets as of period end, and an original cost of $25,124.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)
Issuer filed for bankruptcy and/or is in default.
(e)
This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.
(g)
Perpetual security with no stated maturity date.
(h)
Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)
Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(j)
Convertible security.
(k)
Zero-coupon bond.
(l)
Affiliate of the Fund.
(m)
Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(n)
Annualized 7-day yield as of period end.

BlackRock High Yield Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer
Value at
12/31/21
Purchases
at Cost
Proceeds
from Sale
Net
Realized
Gain (Loss)
Change in
Unrealized
Appreciation
(Depreciation)
Value at
12/31/22
Shares
Held at
12/31/22 Income
Capital Gain
Distributions
from
Underlying
Funds
BlackRock Liquidity Funds,
T-Fund, Institutional Class ... $ 352,402 $ 26,478
(a)
$ — $ — $ — $ 378,880 378,880 $ 9,133 $ —
iShares iBoxx $ High Yield
Corporate Bond ETF ...... — 94,432 — — 1,287 95,719 1,300 1,294 —
$ — $ 1,287 $ 474,599 $ 10,427 $ —
— —
(a)
Represents net amount purchased (sold).
For Fund compliance purposes, the Fund's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

2022
BlackRock Annual Report to Shareholders
BlackRock High Yield Portfolio

Schedule of Investments
(continued)
December 31, 2022
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description
Number of
Contracts
Expiration
Date
Notional
Amount (000)
Value/
Unrealized
Appreciation
(Depreciation)
Short Contracts
U.S. Treasury 10 Year Note ................................................... 5 03/22/23 $ 561 $ 3,131
U.S. Treasury Ultra Bond .................................................... 2 03/22/23 267 1,763
U.S. Treasury 5 Year Note .................................................... 3 03/31/23 323 441
$ 5,335
Exchange-Traded Options Purchased
Description
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
Put
SPDR S&P 500 ETF Trust ...................... 17 01/20/23 USD 380.00 USD 650 $ 10,209
Exchange-Traded Options Written
Description
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
Put
SPDR S&P 500 ETF Trust ....................... 17 01/20/23 USD 360.00 USD 650 $ (2,261)
OTC Credit Default Swap s — Sell Protection
Reference Obligation/Index
Financing
Rate Received
by the Fund
Payment
Frequency Counterparty
Termination
Date
Credit
Rating
(a)
Notional
Amount (000)
(b)
Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
Lumen Technologies, Inc. 1.00 % Quarterly Barclays Bank plc 12/20/23 NR USD 8 $ (90) $ (119) $ 29
(a)
Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)
The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written
Description
Swap
Premiums
Paid
Swap
Premiums
Received
Unrealized
Appreciation
Unrealized
Depreciation Value
OTC Swaps ..................................................... $ — $ (119) $ 29 $ — $ —
Options Written ................................................... N/A N/A 1,577 — (2,261)

BlackRock High Yield Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
Derivative Financial Instruments Categorized by Risk Exposure
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts
(a)
...... $ — $ — $ — $ — $ 5,335 $ — $ 5,335
Options purchased
Investments at value — unaffiliated
(b)
............ — — 10,209 — — — 10,209
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums
paid ................................ — 29 — — — — 29
$ — $ 29 $ 10,209 $ — $ 5,335 $ — $ 15,573
Liabilities — Derivative Financial Instruments
Options written
Options written at value ..................... — — 2,261 — — — 2,261
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums
received ............................. — 119 — — — — 119
$ — $ 119 $ 2,261 $ — $ — $ — $ 2,380
(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
(b)
Includes options purchased at value as reported in the Schedule of Investments.
For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Net Realized Gain (Loss) from
Futures contracts ....................... $ — $ — $ (1,761) $ — $ 53,456 $ — $ 51,695
Forward foreign currency exchange contracts .... — — — (15,895) — — (15,895)
Options purchased
(a)
..................... — — 74,060 — — — 74,060
Options written ........................ — — (38,085) — — — (38,085)
Swaps .............................. — (24,570) — — — — (24,570)
$ — $ (24,570) $ 34,214 $ (15,895) $ 53,456 $ — $ 47,205
Net Change in Unrealized Appreciation
(Depreciation) on
Futures contracts ....................... $ — $ — $ — $ — $ 5,335 $ — $ 5,335
Options purchased
(b)
..................... — — 243 — — — 243
Options written ........................ — — 1,577 — — — 1,577
Swaps .............................. — (2,584) — — — — (2,584)
$ — $ (2,584) $ 1,820 $ — $ 5,335 $ — $ 4,571
(a)
Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)
Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts
Average notional value of contracts — short ................................................................................. $ 627,692
Forward foreign currency exchange contracts
Average amounts sold — in USD ........................................................................................ $ 312,424
Options
Average value of option contracts purchased ................................................................................ $ 3,484
Average value of option contracts written ................................................................................... $ 878
Credit default swaps
Average notional value — sell protection ................................................................................... $ 83,750

2022
BlackRock Annual Report to Shareholders
BlackRock High Yield Portfolio

Schedule of Investments
(continued)
December 31, 2022
Derivative Financial Instruments — Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
Assets
Liabilities
Derivative Financial Instruments $ —
Futures contracts .................................................................................... $ 4,605 $ —
Options
(a)
......................................................................................... 10,209 2,261
Swaps — OTC
(b)
..................................................................................... 29 119
Total derivative assets and liabilities in the Statements of Assets and Liabilities ............................................
$ 14,843 $ 2,380
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA") ........................................
(14,814) (2,261)
Total derivative assets and liabilities subject to an MNA ............................................................
$ 29 $ 119
(a)
Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)
Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following table presents the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty
Derivative Assets
Subject to an MNA by
Counterparty
Derivatives
Available
for Offset
(a)
Non-Cash Collateral
Received
Cash Collateral
Received
Net Amount of
Derivative Assets
Barclays Bank plc ................................ $ 29 $ (29) $ — $ — $ —
$ 29 $ — $ — $ — $ —
Counterparty
Derivative Liabilities
Subject to an MNA by
Counterparty
Derivatives
Available
for Offset
(a)
Non-Cash Collateral
Pledged
Cash Collateral
Pledged
Net Amount of
Derivative Liabilities
(b)
Barclays Bank plc ................................ 119 $ (29) $ — $ — 90
$ 119 $ (29) $ — $ — $ 90
(a)
The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default.

BlackRock High Yield Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund's financial instruments into major categories is disclosed in the Schedule of Investments above.
See notes to financial statements.
Level 1 Level 2 Level 3 Total
Assets
Investments
Long-Term Investments
Common Stocks
Building Products ....................................... $ 345 $ — $ — $ 345
Chemicals ............................................ 26,684 — — 26,684
Electrical Equipment ..................................... — 12,289 — 12,289
IT Services ........................................... 5,065 — — 5,065
Media ............................................... 1,739 — — 1,739
Metals & Mining ........................................ 21,732 — — 21,732
Oil, Gas & Consumable Fuels ............................... 39,840 — — 39,840
Road & Rail ........................................... 4,971 — — 4,971
Software ............................................. 11,436 — — 11,436
Corporate Bonds ........................................ — 18,327,881 — 18,327,881
Investment Companies .................................... 95,719 — — 95,719
Other Interests .......................................... — 490 — 490
Capital Trusts ........................................... — 300,422 — 300,422
Short-Term Securities
Money Market Funds ...................................... 378,880 — — 378,880
Options Purchased
Equity contracts .......................................... 10,209 — — 10,209
$ 596,620 $ 18,641,082 $ — $ 19,237,702
Derivative Financial Instruments
(a)
Assets
Credit contracts ........................................... $ — $ 29 $ — $ 29
Interest rate contracts ....................................... 5,335 — — 5,335
Liabilities
Equity contracts ........................................... (2,261) — — (2,261)
$ 3,074 $ 29 $ — $ 3,103
(a)
Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
December 31, 2022
Security
Par (000)
Par (000) Value
Asset-Backed Securities
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-HE4, Class A2A, (LIBOR USD
1 Month + 0.26%), 4.65%, 05/25/37
(a)
... USD 44 $ 7,721
Argent Mortgage Loan Trust, Series 2005-W1,
Class A2, (LIBOR USD 1 Month + 0.48%),
4.87%, 05/25/35
(a)
................ 53 46,126
BCMSC Trust
(a)
Series 2000-A, Class A3, 7.83%, 06/15/30 49 7,036
Series 2000-A, Class A4, 8.29%, 06/15/30 35 5,362
Bear Stearns Asset-Backed Securities I Trust
(a)
Series 2004-HE7, Class M2, (LIBOR USD 1
Month + 1.73%), 6.11%, 08/25/34 ... 1 574
Series 2007-HE2, Class 22A, (LIBOR USD
1 Month + 0.14%), 4.53%, 03/25/37 .. 12 10,924
Series 2007-HE2, Class 23A, (LIBOR USD
1 Month + 0.14%), 4.53%, 03/25/37 .. 21 19,513
Series 2007-HE3, Class 1A3, (LIBOR USD
1 Month + 0.25%), 4.64%, 04/25/37 .. 37 49,812
Carrington Mortgage Loan Trust, Series 2006-
NC4, Class A3, (LIBOR USD 1 Month +
0.16%), 4.55%, 10/25/36
(a)
.......... 33 31,440
Citigroup Mortgage Loan Trust
(a)
Series 2007-AHL2, Class A3B, (LIBOR USD
1 Month + 0.20%), 4.59%, 05/25/37 .. 141 96,599
Series 2007-AHL2, Class A3C, (LIBOR USD
1 Month + 0.27%), 4.66%, 05/25/37 .. 64 43,868
Conseco Finance Corp.
Series 1998-8, Class A1, 6.28%, 09/01/30 2 1,642
Series 2001-D, Class B1, (LIBOR USD 1
Month + 2.50%), 6.82%, 11/15/32
(a)
.. 13 14,639
Conseco Finance Securitizations Corp., Series
2000-5, Class A6, 7.96%, 05/01/31 ..... 37 11,520
Countrywide Asset-Backed Certificates, Series
2006-SPS1, Class A, (LIBOR USD 1 Month
+ 0.22%), 4.61%, 12/25/25
(a)
......... —
(b)
636
Credit Suisse First Boston Mortgage Securities
Corp., Series 2001-MH29, Class B1, 8.10%,
09/25/31
(a)
..................... 16 14,895
CWHEQ Home Equity Loan Trust
Series 2006-S3, Class A4, 5.85%,
01/25/29
(c)
................... 2 2,814
Series 2006-S5, Class A5, 6.16%, 06/25/35 2 2,731
CWHEQ Revolving Home Equity Loan
Resuritization Trust
(a)(d)
Series 2006-RES, Class 4Q1B, (LIBOR
USD 1 Month + 0.30%), 4.62%, 12/15/33 6 5,588
Series 2006-RES, Class 5B1A, (LIBOR USD
1 Month + 0.19%), 4.51%, 05/15/35 .. 13 13,068
CWHEQ Revolving Home Equity Loan Trust
(a)
Series 2005-B, Class 2A, (LIBOR USD 1
Month + 0.18%), 4.50%, 05/15/35 ... 4 3,689
Series 2006-H, Class 1A, (LIBOR USD 1
Month + 0.15%), 4.47%, 11/15/36 ... 7 6,737
First Franklin Mortgage Loan Trust, Series
2006-FFH1, Class M2, (LIBOR USD 1
Month + 0.60%), 4.99%, 01/25/36
(a)
.... 41 36,995
GSAMP Trust
(a)
Series 2007-H1, Class A1B, (LIBOR USD 1
Month + 0.40%), 4.79%, 01/25/47 ... 21 10,934
Series 2007-HS1, Class M6, (LIBOR USD 1
Month + 3.38%), 7.76%, 02/25/47 ... 25 23,256
Home Equity Asset Trust, Series 2007-1,
Class 2A3, (LIBOR USD 1 Month + 0.30%),
4.69%, 05/25/37
(a)
................ 31 22,630
Security
Par (000)
Par (000) Value
Asset-Backed Securities (continued)
IXIS Real Estate Capital Trust, Series 2007-
HE1, Class A4, (LIBOR USD 1 Month +
0.23%), 4.62%, 05/25/37
(a)
.......... USD 623 $ 157,502
Lehman ABS Manufactured Housing Contract
Trust
Series 2001-B, Class M1, 6.63%, 04/15/40
(a)
52 51,113
Series 2002-A, Class C, 0.00%, 06/15/33 4 3,605
Long Beach Mortgage Loan Trust
(a)
Series 2006-5, Class 2A3, (LIBOR USD 1
Month + 0.30%), 4.69%, 06/25/36 ... 21 10,309
Series 2006-7, Class 2A3, (LIBOR USD 1
Month + 0.32%), 4.71%, 08/25/36 ... 13 5,622
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2C, (LIBOR
USD 1 Month + 0.48%), 4.87%, 05/25/37
(a)
18 13,519
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2005-HE1, Class A2MZ, (LIBOR
USD 1 Month + 0.60%), 4.99%, 12/25/34
(a)
78 67,948
Oakwood Mortgage Investors, Inc., Series
2001-D, Class A4, 6.93%, 09/15/31
(a)
... 9 4,962
Option One Mortgage Loan Trust
Series 2007-CP1, Class 2A3, (LIBOR USD
1 Month + 0.21%), 4.60%, 03/25/37
(a)
. 40 30,930
Series 2007-FXD1, Class 2A1, 5.87%,
01/25/37
(c)
................... 32 26,556
Series 2007-FXD2, Class 1A1, 5.82%,
03/25/37
(c)
................... 36 31,270
Origen Manufactured Housing Contract Trust,
Series 2007-B, Class A1, (LIBOR USD 1
Month + 1.20%), 5.52%, 10/15/37
(a)(d)
... 11 10,427
Ownit Mortgage Loan Trust, Series 2006-2,
Class A2C, 6.50%, 01/25/37
(c)
........ 26 21,556
SG Mortgage Securities Trust, Series 2006-
FRE2, Class A2C, (LIBOR USD 1 Month +
0.32%), 4.71%, 07/25/36
(a)
.......... 16 3,556
Total Asset-Backed Securities — 0.2%
(Cost: $1,150,885) .............................. 929,624
Shares
Shares
Common Stocks
Aerospace & Defense — 0.4%
BAE Systems plc ................... 1,424 14,708
Saab AB, Class B .................. 11,323 446,212
Textron, Inc. ...................... 12,104 856,963
Thales SA ........................ 1,607 205,324
1,523,207
Air Freight & Logistics — 0.4%
Deutsche Post AG (Registered) ......... 19,065 713,540
Expeditors International of Washington, Inc. . 701 72,848
SF Holding Co. Ltd., Class A ........... 1,600 13,319
United Parcel Service, Inc., Class B ...... 6,118 1,063,553
1,863,260
Airlines — 0.0%
(e)
Deutsche Lufthansa AG (Registered) ..... 5,567 45,889
Qantas Airways Ltd. ................. 30,241 122,407
168,296
Auto Components — 0.2%
Aisin Corp. ....................... 400 10,606
BorgWarner, Inc. ................... 7,188 289,317
Fuyao Glass Industry Group Co. Ltd., Class H
(d)
(f)
............................ 18,800 78,499

BlackRock Sustainable Balanced Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Auto Components (continued)
Hankook Tire & Technology Co. Ltd.
(e)
..... 1,543 $ 38,103
HL Mando Co. Ltd.
(e)
................. 1,832 58,464
Hu Lane Associate, Inc. .............. 19,000 89,009
Hyundai Mobis Co. Ltd. ............... 273 43,303
Valeo ........................... 2,242 40,060
647,361
Automobiles — 1.4%
Bayerische Motoren Werke AG ......... 8,675 768,042
BYD Co. Ltd., Class A ................ 21,700 801,092
BYD Co. Ltd., Class H ............... 11,000 269,874
Ford Motor Co. .................... 5,023 58,417
General Motors Co. ................. 5,983 201,268
Honda Motor Co. Ltd. ................ 29,900 681,989
Mazda Motor Corp. ................. 3,900 29,235
Mercedes-Benz Group AG ............. 27,940 1,827,135
Mitsubishi Motors Corp.
(e)
............. 8,600 32,659
Renault SA
(e)
...................... 1,195 39,875
Suzuki Motor Corp. ................. 2,800 89,677
Tesla, Inc.
(e)
....................... 8,820 1,086,448
5,885,711
Banks — 3.4%
ANZ Group Holdings Ltd. ............. 12,645 203,697
Banco Bilbao Vizcaya Argentaria SA ...... 127,188 766,088
Banco Bradesco SA
(e)
................ 3,121 8,003
Banco do Brasil SA ................. 9,761 63,166
Bancolombia SA ................... 4,068 35,339
Bank of America Corp. ............... 6,940 229,853
Bank of Nova Scotia (The)
(g)
........... 35,686 1,748,456
Bank Polska Kasa Opieki SA ........... 4,536 90,237
China Merchants Bank Co. Ltd., Class H ... 56,500 312,663
Citigroup, Inc. ..................... 39,339 1,779,303
Commonwealth Bank of Australia ........ 90 6,251
Credicorp Ltd. ..................... 427 57,927
Erste Group Bank AG ................ 1,428 45,689
Grupo Financiero Banorte SAB de CV, Class O 38,360 276,068
Japan Post Bank Co. Ltd. ............. 6,800 58,296
JPMorgan Chase & Co. .............. 2,233 299,445
KakaoBank Corp.
(e)
................. 294 5,720
KeyCorp ......................... 5,220 90,932
Mediobanca Banca di Credito Finanziario SpA 12,941 124,351
National Australia Bank Ltd. ............ 38,855 788,897
Royal Bank of Canada ............... 21,492 2,020,629
Societe Generale SA ................ 24,627 617,735
SVB Financial Group
(e)
............... 330 75,946
Swedbank AB, Class A ............... 669 11,379
Toronto-Dominion Bank (The) .......... 10,996 711,979
UniCredit SpA ..................... 28,561 405,268
US Bancorp ...................... 35,401 1,543,838
Wells Fargo & Co. .................. 3,192 131,798
Westpac Banking Corp. .............. 113,201 1,792,143
14,301,096
Beverages — 1.8%
Ambev SA
(e)
...................... 119,554 327,662
Anadolu Efes Biracilik ve Malt Sanayii A/S .. 13,472 48,803
Arca Continental SAB de CV ........... 4,068 32,992
Brown-Forman Corp., Class B .......... 1,105 72,576
Carlsberg A/S, Class B ............... 400 53,059
China Resources Beer Holdings Co. Ltd. ... 6,000 41,734
Coca-Cola Co. (The) ................ 42,553 2,706,796
Coca-Cola Europacific Partners plc ....... 7,849 434,207
Coca-Cola Femsa SAB de CV .......... 18,940 128,191
Coca-Cola Icecek A/S ................ 598 6,536
Davide Campari-Milano NV ............ 20,641 209,554
Security
Shares
Shares Value
Beverages (continued)
Fomento Economico Mexicano SAB de CV . 3,009 $ 23,525
Heineken Holding NV ................ 110 8,495
PepsiCo, Inc. ..................... 14,754 2,665,458
Pernod Ricard SA .................. 3,281 645,447
Suntory Beverage & Food Ltd. .......... 1,400 47,673
Tsingtao Brewery Co. Ltd., Class H ....... 2,000 19,694
7,472,402
Biotechnology — 1.1%
AbbVie, Inc. ...................... 6,842 1,105,736
Amgen, Inc. ...................... 2,710 711,754
BeiGene Ltd.
(e)
.................... 900 15,275
Biogen, Inc.
(e)
..................... 987 273,320
BioMarin Pharmaceutical, Inc.
(e)
......... 1,427 147,680
Celltrion, Inc. ...................... 427 54,554
CSL Ltd. ......................... 1,405 273,967
Exelixis, Inc.
(e)
..................... 6,295 100,972
Genmab A/S
(e)
..................... 547 231,269
Gilead Sciences, Inc. ................ 6,729 577,685
Incyte Corp.
(e)
..................... 1,825 146,584
Innovent Biologics, Inc.
(d)(e)(f)
............ 30,000 127,683
Legend Biotech Corp., ADR
(e)
........... 351 17,522
Moderna, Inc.
(e)
.................... 783 140,642
PharmaEngine, Inc. ................. 4,000 16,250
Regeneron Pharmaceuticals, Inc.
(e)
....... 290 209,232
Shanghai Junshi Biosciences Co. Ltd., Class
H
(d)(e)(f)(g)
....................... 12,600 78,019
Vertex Pharmaceuticals, Inc.
(e)
.......... 1,484 428,550
4,656,694
Building Products — 0.3%
Belimo Holding AG (Registered) ......... 264 125,949
Johnson Controls International plc ....... 7,125 456,000
Lixil Corp. ........................ 2,200 33,167
Owens Corning .................... 6,160 525,448
TOTO Ltd. ....................... 800 27,136
1,167,700
Capital Markets — 1.4%
B3 SA - Brasil Bolsa Balcao ............ 3,736 9,420
Bank of New York Mellon Corp. (The) ..... 25,464 1,159,121
CME Group, Inc., Class A ............. 1,992 334,975
Deutsche Bank AG (Registered) ......... 9,318 104,749
Deutsche Boerse AG ................ 625 107,619
Macquarie Group Ltd. ................ 12,598 1,422,168
S&P Global, Inc. ................... 5,885 1,971,122
UBS Group AG (Registered) ........... 45,150 839,168
5,948,342
Chemicals — 0.9%
Allied Supreme Corp. ................ 2,000 20,828
CNGR Advanced Material Co. Ltd., Class A . 2,600 24,579
Croda International plc ............... 1,521 121,039
DuPont de Nemours, Inc. ............. 3,224 221,263
Evonik Industries AG ................ 347 6,619
Givaudan SA (Registered) ............. 222 679,965
Guangzhou Tinci Materials Technology Co.
Ltd., Class A .................... 4,500 28,448
Koninklijke DSM NV ................. 1,292 158,651
LG Chem Ltd.
(e)
.................... 964 460,338
Linde plc ........................ 159 51,863
Methanex Corp. .................... 434 16,430
Mitsubishi Gas Chemical Co., Inc. ....... 5,500 75,606
Nitto Denko Corp. .................. 7,000 403,163
Novozymes A/S, Class B .............. 14,421 731,631
Shanghai Putailai New Energy Technology Co.
Ltd., Class A .................... 18,100 135,507

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Chemicals (continued)
Shenzhen Capchem Technology Co. Ltd.,
Class A ....................... 2,100 $ 13,171
Sika AG (Registered) ................ 147 35,339
Sumitomo Chemical Co. Ltd. ........... 91,300 327,368
Wacker Chemie AG ................. 1,207 153,818
Yunnan Energy New Material Co. Ltd., Class A 400 7,574
Zhejiang Yongtai Technology Co. Ltd., Class A 2,100 6,602
3,679,802
Commercial Services & Supplies — 0.1%
Tetra Tech, Inc. .................... 2,134 309,835
Communications Equipment — 0.4%
Accton Technology Corp. ............. 2,000 15,188
Arcadyan Technology Corp. ............ 7,000 21,732
BYD Electronic International Co. Ltd. ...... 5,000 15,978
Cisco Systems, Inc. ................. 23,993 1,143,026
Juniper Networks, Inc. ............... 6,273 200,485
Nokia OYJ ....................... 22,854 106,173
Telefonaktiebolaget LM Ericsson, Class B .. 12,215 71,573
Yealink Network Technology Corp. Ltd., Class A 1,600 13,995
1,588,150
Construction & Engineering — 0.7%
Ackermans & van Haaren NV .......... 2,967 509,236
AECOM ......................... 18,801 1,596,769
Bouygues SA ..................... 5,006 150,139
COMSYS Holdings Corp. ............. 3,500 61,411
Daewoo Engineering & Construction Co. Ltd.
(e)
10,563 35,013
Eiffage SA ....................... 1,183 116,365
EXEO Group, Inc. .................. 6,600 112,151
JGC Holdings Corp. ................. 800 10,141
Kandenko Co. Ltd. .................. 800 5,225
Obayashi Corp. .................... 9,200 69,493
Samsung Engineering Co. Ltd.
(e)
......... 1,768 31,277
Shimizu Corp. ..................... 14,400 76,837
Stantec, Inc. ...................... 325 15,573
Sweco AB, Class B ................. 805 7,719
Toda Corp. ....................... 1,400 7,508
Vinci SA ......................... 2,790 278,127
3,082,984
Construction Materials — 0.1%
Holcim AG
(e)(g)
..................... 4,539 234,954
Consumer Finance — 0.7%
Ally Financial, Inc. .................. 14,928 364,990
American Express Co. ............... 13,239 1,956,062
Lufax Holding Ltd., ADR .............. 2,005 3,890
Synchrony Financial ................. 14,914 490,074
2,815,016
Containers & Packaging — 0.1%
Berry Global Group, Inc. .............. 242 14,624
WestRock Co. ..................... 7,640 268,622
283,246
Distributors — 0.0%
LKQ Corp. ....................... 2,753 147,038
Diversified Consumer Services — 0.1%
Benesse Holdings, Inc. ............... 3,200 48,653
H&R Block, Inc.
(g)
................... 6,518 237,972
New Oriental Education & Technology Group,
Inc.
(e)
......................... 2,100 7,403
YDUQS Participacoes SA ............. 4,422 8,530
302,558
Security
Shares
Shares Value
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B
(e)
...... 3,804 $ 1,175,056
FirstRand Ltd.
(g)
.................... 4,449 16,164
Groupe Bruxelles Lambert NV .......... 1,948 155,680
Investor AB, Class A ................. 1,611 29,972
Investor AB, Class B ................. 17,942 324,767
1,701,639
Diversified Telecommunication Services — 0.5%
AT&T, Inc.
(g)
...................... 32,496 598,251
Nippon Telegraph & Telephone Corp. ..... 51,500 1,468,703
Proximus SADP .................... 15,942 153,918
United Internet AG (Registered) ......... 750 15,124
2,235,996
Electric Utilities — 0.9%
Acciona SA ....................... 1,001 184,216
Centrais Eletricas Brasileiras SA ......... 1,288 10,245
Contact Energy Ltd. ................. 11,217 54,893
CPFL Energia SA ................... 26,929 169,396
Edison International
(g)
................ 22,155 1,409,501
Elia Group SA/NV .................. 494 70,228
Enel SpA ........................ 103,288 555,498
Energisa SA ...................... 2,497 20,972
Hydro One Ltd.
(d)(f)
.................. 40,325 1,080,198
NextEra Energy, Inc. ................ 749 62,616
SSE plc ......................... 3,363 69,167
Terna - Rete Elettrica Nazionale ......... 2,178 16,085
3,703,015
Electrical Equipment — 0.7%
ABB Ltd. (Registered) ................ 33,041 1,007,008
Bizlink Holding, Inc. ................. 24,000 184,287
Contemporary Amperex Technology Co. Ltd.,
Class A ....................... 15,700 888,624
Eaton Corp. plc .................... 1,460 229,147
Eve Energy Co. Ltd., Class A ........... 15,500 196,123
Gotion High-tech Co. Ltd., Class A ....... 4,900 20,341
Legrand SA ...................... 1,039 83,309
Schneider Electric SE ................ 55 7,724
Signify NV
(d)(f)
..................... 6,962 234,359
Sungrow Power Supply Co. Ltd., Class A ... 1,800 29,012
Sunwoda Electronic Co. Ltd., Class A ..... 19,500 59,421
Suzhou Maxwell Technologies Co. Ltd., Class A 400 23,746
2,963,101
Electronic Equipment, Instruments & Components — 0.6%
Chroma ATE, Inc. ................... 33,000 193,838
Delta Electronics, Inc. ................ 47,000 435,690
E Ink Holdings, Inc. ................. 18,000 94,261
Flex Ltd.
(e)
........................ 784 16,825
FLEXium Interconnect, Inc.
(e)
........... 41,000 130,209
Genius Electronic Optical Co. Ltd. ....... 4,000 43,372
Horiba Ltd. ....................... 600 26,012
Keysight Technologies, Inc.
(e)
........... 184 31,477
KH Vatec Co. Ltd. .................. 641 7,080
Luxshare Precision Industry Co. Ltd., Class A 6,300 28,833
Omron Corp. ...................... 13,500 652,425
Shimadzu Corp. .................... 500 14,155
Simplo Technology Co. Ltd. ............ 25,000 231,437
Sinbon Electronics Co. Ltd. ............ 2,000 17,866
Spectris plc ....................... 5,310 192,364
Sunny Optical Technology Group Co. Ltd. .. 900 10,614
TE Connectivity Ltd. ................. 2,228 255,774
Trimble, Inc.
(e)
..................... 153 7,736
Wingtech Technology Co. Ltd., Class A .... 1,100 8,324
2,398,292

BlackRock Sustainable Balanced Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Energy Equipment & Services — 0.1%
Baker Hughes Co., Class A ............ 8,685 $ 256,468
Worley Ltd. ....................... 1,787 18,228
274,696
Entertainment — 0.0%
NetEase, Inc. ..................... 1,000 14,504
Studio Dragon Corp.
(e)
............... 201 13,737
28,241
Equity Real Estate Investment Trusts (REITs) — 0.6%
Brixmor Property Group, Inc. ........... 589 13,353
Equinix, Inc. ...................... 783 512,889
Klepierre SA
(e)
..................... 2,607 60,171
Prologis, Inc. ...................... 11,641 1,312,290
SBA Communications Corp., Class A ...... 120 33,637
Segro plc ........................ 50,195 462,409
Simon Property Group, Inc. ............ 569 66,846
Stockland
(h)
....................... 30,687 75,578
Tritax Big Box REIT plc ............... 22,643 37,948
2,575,121
Food & Staples Retailing — 0.9%
BIM Birlesik Magazalar A/S ............ 7,506 54,853
Cia Brasileira de Distribuicao
(e)
.......... 7,489 23,263
Cosmos Pharmaceutical Corp. .......... 500 50,802
Costco Wholesale Corp. .............. 1,951 890,632
Lawson, Inc. ...................... 25,400 971,056
Migros Ticaret A/S
(e)
................. 21,802 170,781
Shoprite Holdings Ltd. ............... 3,282 43,508
Sundrug Co. Ltd. ................... 300 8,915
Tesco plc ........................ 3,397 9,154
Tsuruha Holdings, Inc. ............... 18,400 1,427,198
Walmart, Inc. ...................... 2,612 370,355
4,020,517
Food Products — 0.9%
Anjoy Foods Group Co. Ltd., Class A ...... 300 7,014
BRF SA
(e)
........................ 1,755 2,705
Chocoladefabriken Lindt & Spruengli AG ... 25 254,751
General Mills, Inc. .................. 439 36,810
Kellogg Co. ....................... 3,778 269,145
Marfrig Global Foods SA .............. 27,242 43,392
Mondelez International, Inc., Class A ...... 29,101 1,939,582
Morinaga Milk Industry Co. Ltd. ......... 100 3,797
Nestle SA (Registered) ............... 180 20,792
Nissin Foods Holdings Co. Ltd. ......... 2,300 182,147
Nomad Foods Ltd.
(e)
................. 10,277 177,175
Sao Martinho SA ................... 12,912 64,432
Tyson Foods, Inc., Class A ............ 15,529 966,680
3,968,422
Health Care Equipment & Supplies — 1.7%
Abbott Laboratories ................. 15,723 1,726,228
Angelalign Technology, Inc.
(d)(f)
.......... 400 6,255
Becton Dickinson and Co. ............. 2,844 723,229
Boston Scientific Corp.
(e)
.............. 39,526 1,828,868
Edwards Lifesciences Corp.
(e)
.......... 8,485 633,066
Koninklijke Philips NV ................ 6,262 94,226
Medtronic plc ..................... 25,926 2,014,969
7,026,841
Health Care Providers & Services — 1.5%
Alfresa Holdings Corp. ............... 600 7,627
Cigna Corp. ...................... 2,000 662,680
CVS Health Corp. .................. 10,008 932,646
Elevance Health, Inc. ................ 1,684 863,841
Fleury SA
(e)
....................... 25,397 74,898
Security
Shares
Shares Value
Health Care Providers & Services (continued)
Qualicorp Consultoria e Corretora de Seguros
SA .......................... 10,931 $ 12,153
UnitedHealth Group, Inc. .............. 6,954 3,686,872
6,240,717
Health Care Technology — 0.0%
Veeva Systems, Inc., Class A
(e)
......... 48 7,746
Hotels, Restaurants & Leisure — 1.0%
Aristocrat Leisure Ltd. ................ 65,144 1,342,345
Flight Centre Travel Group Ltd.
(e)
........ 5,085 49,766
InterContinental Hotels Group plc ........ 2,610 149,759
McDonald's Corp. .................. 2,981 785,583
Oriental Land Co. Ltd. ............... 300 43,657
Starbucks Corp.
(g)
.................. 5,743 569,706
Travel + Leisure Co. ................. 24,276 883,646
Trip.com Group Ltd.
(e)
................ 550 18,969
Trip.com Group Ltd., ADR
(e)
............ 4,785 164,604
Yum China Holdings, Inc.
(g)
............ 6,952 379,927
4,387,962
Household Durables — 0.2%
Barratt Developments plc ............. 64,397 307,579
Bellway plc ....................... 1,445 33,045
Garmin Ltd. ....................... 2,030 187,349
Whirlpool Corp.
(g)
................... 1,694 239,633
767,606
Household Products — 0.5%
Colgate-Palmolive Co. ............... 23,830 1,877,566
Procter & Gamble Co. (The) ........... 1,200 181,872
2,059,438
Independent Power and Renewable Electricity Producers — 0.1%
Atlantica Sustainable Infrastructure plc
(g)
... 3,586 92,877
Clearway Energy, Inc., Class C ......... 1,270 40,475
Drax Group plc .................... 19,545 165,789
299,141
Industrial Conglomerates — 1.2%
3M Co. .......................... 14,897 1,786,448
AG Anadolu Grubu Holding A/S ......... 1,394 8,227
Doosan Co. Ltd.
(e)
.................. 515 33,870
General Electric Co. ................. 14,303 1,198,448
Siemens AG (Registered) ............. 13,664 1,883,600
Smiths Group plc ................... 16,668 319,894
Toshiba Corp. ..................... 1,600 55,599
5,286,086
Insurance — 1.8%
AIA Group Ltd. .................... 201,200 2,221,930
Aon plc, Class A ................... 3,552 1,066,097
AXA SA ......................... 6,696 186,521
Brighthouse Financial, Inc.
(e)
........... 1,420 72,803
Direct Line Insurance Group plc ......... 25,231 67,250
Helvetia Holding AG (Registered) ........ 114 13,265
Manulife Financial Corp. .............. 77,214 1,377,192
Marsh & McLennan Cos., Inc. .......... 8,501 1,406,746
Meritz Fire & Marine Insurance Co. Ltd.
(e)
... 174 6,889
MetLife, Inc. ...................... 12,929 935,672
Ping An Insurance Group Co. of China Ltd.,
Class H ....................... 48,000 315,348
T&D Holdings, Inc. .................. 600 8,589
7,678,302
Interactive Media & Services — 2.0%
AfreecaTV Co. Ltd.
(e)
................ 355 20,060
Alphabet, Inc., Class A
(e)
.............. 31,962 2,820,007

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Interactive Media & Services (continued)
Alphabet, Inc., Class C
(e)
.............. 23,366 $ 2,073,265
Auto Trader Group plc
(d)(f)
............. 44,293 275,828
Baidu, Inc., Class A
(e)
................ 23,400 333,701
Joyy, Inc., ADR .................... 1,094 34,560
Kakao Corp. ...................... 3,103 132,175
Kuaishou Technology
(d)(e)(f)
............. 14,300 128,547
Meta Platforms, Inc., Class A
(e)
.......... 8,174 983,659
NAVER Corp. ..................... 1,047 148,905
Scout24 SE
(d)(f)
.................... 2,828 142,344
Tencent Holdings Ltd. ................ 35,200 1,492,493
8,585,544
Internet & Direct Marketing Retail — 1.3%
Alibaba Group Holding Ltd.
(e)
........... 90,400 991,951
Amazon.com, Inc.
(e)
................. 35,954 3,020,136
Coupang, Inc.
(e)
.................... 8,298 122,064
eBay, Inc. ........................ 17,609 730,245
JD.com, Inc., Class A ................ 7,950 221,937
Meituan
(d)(e)(f)
...................... 12,600 279,164
ZOZO, Inc. ....................... 300 7,409
5,372,906
IT Services — 2.3%
Accenture plc, Class A ............... 8,617 2,299,360
Capgemini SE ..................... 301 50,320
Cognizant Technology Solutions Corp., Class A 29,310 1,676,239
DXC Technology Co.
(e)
............... 346 9,169
EPAM Systems, Inc.
(e)
................ 234 76,691
Gartner, Inc.
(e)
..................... 3,737 1,256,155
Mastercard, Inc., Class A .............. 3,902 1,356,843
Nomura Research Institute Ltd. ......... 7,100 168,795
Otsuka Corp. ..................... 1,900 59,889
Paychex, Inc. ..................... 848 97,995
PayPal Holdings, Inc.
(e)
............... 5,455 388,505
Visa, Inc., Class A
(g)
................. 11,695 2,429,753
9,869,714
Leisure Products — 0.0%
Sega Sammy Holdings, Inc. ............ 12,900 194,783
Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc. ............. 11,337 1,696,582
Danaher Corp. .................... 8,384 2,225,281
Mettler-Toledo International, Inc.
(e)
....... 23 33,245
Pharmaron Beijing Co. Ltd., Class H
(d)(f)
.... 1,500 10,307
Thermo Fisher Scientific, Inc. ........... 1,741 958,751
WuXi AppTec Co. Ltd., Class H
(d)(f)
....... 9,800 102,827
Wuxi Biologics Cayman, Inc.
(d)(e)(f)
........ 24,000 181,774
5,208,767
Machinery — 0.6%
Amada Co. Ltd. .................... 79,100 615,980
ANDRITZ AG ..................... 8,679 496,804
DMG Mori Co. Ltd. .................. 900 11,918
Ebara Corp. ...................... 1,900 67,683
Hiwin Technologies Corp. ............. 2,000 11,838
Otis Worldwide Corp. ................ 837 65,545
Rational AG ...................... 32 19,002
Shenzhen Inovance Technology Co. Ltd., Class
A ........................... 900 9,020
Spirax-Sarco Engineering plc ........... 381 48,665
Turk Traktor ve Ziraat Makineleri A/S ...... 322 11,337
Valmet OYJ
(g)
..................... 7,754 209,317
Wartsila OYJ Abp ................... 13,113 110,570
Xylem, Inc. ....................... 4,789 529,520
Security
Shares
Shares Value
Machinery (continued)
Yaskawa Electric Corp. ............... 7,500 $ 239,291
2,446,490
Marine — 0.2%
AP Moller - Maersk A/S, Class A ......... 85 187,328
AP Moller - Maersk A/S, Class B ......... 311 696,206
Evergreen Marine Corp. Taiwan Ltd.
(e)
..... 8,000 42,282
Kuehne + Nagel International AG (Registered)
(g)
65 15,111
Orient Overseas International Ltd. ....... 1,500 27,035
967,962
Media — 0.7%
Comcast Corp., Class A .............. 25,815 902,751
Fox Corp., Class A .................. 53,340 1,619,936
Fox Corp., Class B .................. 12,143 345,468
Fuji Media Holdings, Inc. .............. 1,400 11,387
ProSiebenSat.1 Media SE ............. 5,106 45,290
2,924,832
Metals & Mining — 0.9%
Anglo American plc ................. 33,730 1,321,767
APERAM SA ...................... 420 13,320
ArcelorMittal SA .................... 8,312 219,288
Aurubis AG ....................... 224 18,234
Dowa Holdings Co. Ltd. .............. 1,200 37,868
Ganfeng Lithium Group Co. Ltd., Class A ... 28,600 286,466
Grupo Mexico SAB de CV ............. 2,097 7,393
Newmont Corp. .................... 2,839 134,001
Nippon Steel Corp. .................. 1,800 31,232
Outokumpu OYJ ................... 3,846 19,519
POSCO Holdings, Inc. ............... 557 121,901
Southern Copper Corp. ............... 290 17,513
thyssenkrupp AG
(e)
.................. 70,874 430,386
Tibet Summit Resources Co. Ltd., Class A
(e)
. 20,000 66,091
Wheaton Precious Metals Corp. ......... 22,225 868,318
Yamato Kogyo Co. Ltd. ............... 300 10,218
Youngy Co. Ltd., Class A
(e)
............ 1,200 16,905
Zhejiang Huayou Cobalt Co. Ltd., Class A .. 9,500 76,020
3,696,440
Multiline Retail — 0.0%
J Front Retailing Co. Ltd. .............. 900 8,168
Poya International Co. Ltd. ............ 1,000 16,191
Shinsegae, Inc. .................... 196 34,266
58,625
Multi-Utilities — 0.2%
Engie SA ........................ 56,596 809,667
Oil, Gas & Consumable Fuels — 3.0%
ARC Resources Ltd. ................. 22,065 297,405
Birchcliff Energy Ltd. ................ 2,454 17,091
BP plc .......................... 47,702 275,238
Chevron Corp. ..................... 17,087 3,066,946
ConocoPhillips .................... 60 7,080
Cosmo Energy Holdings Co. Ltd. ........ 200 5,294
Crescent Point Energy Corp. ........... 49,122 350,457
Enerplus Corp. .................... 8,775 154,891
EOG Resources, Inc. ................ 8,189 1,060,639
EQT Corp. ....................... 1,529 51,726
Equinor ASA ...................... 26,074 937,107
Exxon Mobil Corp. .................. 20,281 2,236,994
Gibson Energy, Inc. ................. 1,047 18,280
Inpex Corp. ....................... 16,500 177,299
Marathon Oil Corp. .................. 14,857 402,179
Marathon Petroleum Corp. ............ 14,261 1,659,838
NuVista Energy Ltd.
(e)
................ 754 6,950

BlackRock Sustainable Balanced Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Oil, Gas & Consumable Fuels (continued)
Ovintiv, Inc. ....................... 763 $ 38,635
Parex Resources, Inc. ............... 3,000 44,646
Petroleo Brasileiro SA ................ 16,682 88,648
Shell plc ......................... 252 7,104
SK Innovation Co. Ltd.
(e)
.............. 997 121,800
TC Energy Corp.
(g)
.................. 8,918 355,534
Tourmaline Oil Corp. ................. 9,050 456,644
Tsakos Energy Navigation Ltd. .......... 337 5,705
Turkiye Petrol Rafinerileri A/S
(e)(g)
........ 5,352 151,679
Valero Energy Corp. ................. 1,703 216,043
Var Energi ASA .................... 13,549 46,776
Williams Cos., Inc. (The) .............. 11,067 364,104
12,622,732
Paper & Forest Products — 0.0%
Stora Enso OYJ, Class R ............. 564 7,952
West Fraser Timber Co. Ltd. ........... 1,458 105,280
113,232
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A .... 964 239,178
LG H&H Co. Ltd.
(e)
.................. 38 21,872
L'Oreal SA ....................... 143 51,208
Natura & Co. Holding SA .............. 3,188 6,952
Pola Orbis Holdings, Inc. .............. 2,900 40,814
Unilever plc ....................... 22,368 1,129,312
1,489,336
Pharmaceuticals — 2.6%
Astellas Pharma, Inc. ................ 25,500 387,744
AstraZeneca plc ................... 55 7,442
Asymchem Laboratories Tianjin Co. Ltd., Class
A ........................... 300 6,404
Bristol-Myers Squibb Co. .............. 23,305 1,676,795
Eli Lilly & Co. ..................... 1,422 520,224
GSK plc ......................... 15,078 260,597
H Lundbeck A/S .................... 2,344 8,778
Johnson & Johnson ................. 17,697 3,126,175
Novartis AG (Registered) ............. 21,506 1,946,238
Novo Nordisk A/S, Class B ............ 8,644 1,173,990
Ono Pharmaceutical Co. Ltd. ........... 1,300 30,386
Pfizer, Inc. ....................... 26,378 1,351,609
Roche Holding AG .................. 321 124,386
Santen Pharmaceutical Co. Ltd. ......... 4,200 34,223
Teva Pharmaceutical Industries Ltd.
(e)
..... 2,373 21,883
Teva Pharmaceutical Industries Ltd., ADR
(e)
. 13,407 122,272
10,799,146
Professional Services — 0.6%
Experian plc ...................... 32,533 1,101,839
ManpowerGroup, Inc. ................ 3,621 301,303
Randstad NV ..................... 696 42,527
Recruit Holdings Co. Ltd. ............. 4,000 125,208
Robert Half International, Inc. ........... 4,261 314,590
Teleperformance ................... 432 103,276
Wolters Kluwer NV .................. 6,739 705,137
2,693,880
Real Estate Management & Development — 0.5%
Alony Hetz Properties & Investments Ltd. ... 996 10,150
China Resources Land Ltd. ............ 28,000 127,382
City Developments Ltd.
(g)
.............. 14,800 90,980
Country Garden Services Holdings Co. Ltd. . 23,000 56,422
Daiwa House Industry Co. Ltd. .......... 11,900 274,132
Jones Lang LaSalle, Inc.
(e)
............. 517 82,394
LEG Immobilien SE ................. 971 63,328
Longfor Group Holdings Ltd.
(d)
.......... 2,500 7,693
Security
Shares
Shares Value
Real Estate Management & Development (continued)
Mitsubishi Estate Co. Ltd. ............. 24,400 $ 316,067
Mitsui Fudosan Co. Ltd. .............. 50,200 917,504
Nomura Real Estate Holdings, Inc. ....... 10,300 220,243
Sun Hung Kai Properties Ltd. ........... 6,500 88,786
Tokyo Tatemono Co. Ltd. .............. 1,700 20,581
Zillow Group, Inc., Class A
(e)
........... 162 5,056
2,280,718
Road & Rail — 0.0%
Localiza Rent a Car SA
(e)
............. 2,219 22,192
Movida Participacoes SA .............. 1,958 2,832
Sankyu, Inc. ...................... 300 10,976
36,000
Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc. ................. 12,092 1,983,451
ASML Holding NV .................. 1,238 675,022
ASPEED Technology, Inc. ............. 1,000 54,589
Cirrus Logic, Inc.
(e)
.................. 528 39,325
Formosa Sumco Technology Corp. ....... 9,000 39,645
Foxsemicon Integrated Technology, Inc. .... 3,000 17,351
Global Unichip Corp. ................ 11,000 227,453
Intel Corp. ....................... 54,920 1,451,535
JA Solar Technology Co. Ltd., Class A ..... 13,000 112,495
Kinsus Interconnect Technology Corp. ..... 10,000 33,810
Koh Young Technology, Inc.
(e)
........... 432 4,382
MediaTek, Inc. ..................... 3,000 60,657
Nova Ltd.
(e)
....................... 64 5,168
NVIDIA Corp. ..................... 4,814 703,518
NXP Semiconductors NV ............. 2,236 353,355
Parade Technologies Ltd. ............. 1,000 25,057
QUALCOMM, Inc. .................. 2,198 241,648
Realtek Semiconductor Corp. .......... 14,000 127,316
RichWave Technology Corp. ........... 5,000 18,190
Silergy Corp. ...................... 1,000 14,125
Sino-American Silicon Products, Inc. ...... 15,000 67,874
StarPower Semiconductor Ltd., Class A .... 700 33,261
Taiwan Semiconductor Manufacturing Co. Ltd. 92,000 1,336,159
TCL Zhonghuan Renewable Energy
Technology Co. Ltd., Class A ......... 10,600 57,468
Teradyne, Inc. ..................... 1,051 91,805
Texas Instruments, Inc. ............... 5,994 990,329
United Microelectronics Corp.
(e)
......... 1,000 1,314
8,766,302
Software — 3.4%
Adobe, Inc.
(e)
...................... 6,581 2,214,704
Cadence Design Systems, Inc.
(e)
........ 1,514 243,209
HubSpot, Inc.
(e)
.................... 446 128,952
Manhattan Associates, Inc.
(e)
........... 345 41,883
Microsoft Corp. .................... 36,499 8,753,190
Nemetschek SE .................... 919 46,985
Palo Alto Networks, Inc.
(e)
............. 4,484 625,697
Salesforce, Inc.
(e)
................... 9,470 1,255,627
ServiceNow, Inc.
(e)
.................. 1,091 423,603
Workday, Inc., Class A
(e)
.............. 3,151 527,257
14,261,107
Specialty Retail — 1.4%
Best Buy Co., Inc. .................. 9,140 733,119
Dogus Otomotiv Servis ve Ticaret A/S ..... 1,052 11,066
Fast Retailing Co. Ltd. ............... 2,000 1,217,067
Foschini Group Ltd. (The) ............. 2,038 11,998
Home Depot, Inc. (The) .............. 8,503 2,685,758
Lowe's Cos., Inc. ................... 4,294 855,537

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Shares
Shares Value
Specialty Retail (continued)
Ulta Beauty, Inc.
(e)
.................. 1,302 $ 610,729
6,125,274
Technology Hardware, Storage & Peripherals — 3.0%
Advantech Co. Ltd. ................. 1,000 10,707
Apple, Inc. ....................... 76,392 9,925,613
Dell Technologies, Inc., Class C ......... 6,857 275,788
Hewlett Packard Enterprise Co. ......... 66,175 1,056,153
HP, Inc. ......................... 31,510 846,674
Ricoh Co. Ltd. ..................... 3,600 27,400
Samsung Electronics Co. Ltd. .......... 14,454 634,433
Wiwynn Corp. ..................... 2,000 51,731
12,828,499
Textiles, Apparel & Luxury Goods — 1.1%
adidas AG ....................... 3,471 470,412
ANTA Sports Products Ltd. ............ 21,400 278,345
Burberry Group plc .................. 2,641 64,208
Fulgent Sun International Holding Co. Ltd. .. 6,000 29,576
Hermes International ................ 575 890,015
Kering SA ........................ 2,639 1,343,061
Li Ning Co. Ltd. .................... 8,500 73,092
Lululemon Athletica, Inc.
(e)
............. 2,160 692,021
Makalot Industrial Co. Ltd. ............. 30,000 226,881
Mavi Giyim Sanayi ve Ticaret A/S, Class B
(d)(f)
1,800 12,732
Moncler SpA ...................... 3,794 201,601
Ralph Lauren Corp., Class A
(g)
.......... 126 13,314
Swatch Group AG (The) .............. 1,242 353,002
4,648,260
Thrifts & Mortgage Finance — 0.0%
Radian Group, Inc. .................. 652 12,434
Trading Companies & Distributors — 0.2%
IMCD NV ........................ 1,166 166,787
Mitsubishi Corp. .................... 13,500 438,275
Sumitomo Corp. ................... 15,000 249,346
Travis Perkins plc .................. 611 6,532
860,940
Transportation Infrastructure — 0.0%
Fraport AG Frankfurt Airport Services
Worldwide
(e)
.................... 272 11,015
Grupo Aeroportuario del Centro Norte SAB de
CV
(g)
......................... 891 6,851
Grupo Aeroportuario del Pacifico SAB de CV,
Class B ....................... 3,415 48,965
Kamigumi Co. Ltd. .................. 5,000 101,790
168,621
Water Utilities — 0.1%
United Utilities Group plc .............. 29,314 350,254
Wireless Telecommunication Services — 0.3%
Freenet AG ....................... 9,127 198,460
MTN Group Ltd. .................... 26,195 195,644
SK Telecom Co. Ltd. ................. 6,355 238,401
SoftBank Corp. .................... 12,000 135,764
SoftBank Group Corp. ............... 5,100 215,694
Tele2 AB, Class B .................. 37,470 305,674
1,289,637
Total Common Stocks — 55.2%
(Cost: $241,870,918) ............................. 233,182,633
Security
Par (000)
Par (000) Value
Corporate Bonds
Air Freight & Logistics — 0.1%
United Parcel Service, Inc.
4.45%, 04/01/30 ................. USD 390 $ 383,877
6.20%, 01/15/38 ................. 15 16,584
400,461
Airlines — 0.0%
American Airlines Pass-Through Trust
Series 2015-2, Class B, 4.40%, 09/22/23 69 68,276
Series 2016-1, Class B, 5.25%, 01/15/24 41 39,882
Series 2017-1, Class B, 4.95%, 02/15/25 14 13,572
Series 2019-1, Class B, 3.85%, 02/15/28 57 48,062
United Airlines Pass-Through Trust, Series
2019-2, Class B, 3.50%, 05/01/28 ..... 31 27,086
196,878
Automobiles — 0.1%
Honda Motor Co. Ltd., 2.53%, 03/10/27 ... 280 255,813
Banks — 4.2%
Banco Santander SA
2.75%, 05/28/25 ................. 200 187,178
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 2.00%),
4.18%, 03/24/28
(a)
.............. 400 371,006
Bank of America Corp.
7.25%, 10/15/25 ................. 38 39,669
(LIBOR USD 3 Month + 0.87%), 2.46%,
10/22/25
(a)
................... 269 254,167
(LIBOR USD 3 Month + 0.81%), 3.37%,
01/23/26
(a)
................... 34 32,418
(SOFR 1 Day + 1.15%), 1.32%, 06/19/26
(a)
186 167,492
(SOFR 1 Day + 1.01%), 1.20%, 10/24/26
(a)
131 116,463
(SOFR 1 Day + 0.96%), 1.73%, 07/22/27
(a)
390 341,685
(LIBOR USD 3 Month + 1.58%), 3.82%,
01/20/28
(a)
................... 78 72,783
(SOFR 1 Day + 1.05%), 2.55%, 02/04/28
(a)
379 336,623
(LIBOR USD 3 Month + 1.51%), 3.71%,
04/24/28
(a)
................... 89 82,360
(SOFR 1 Day + 1.58%), 4.38%, 04/27/28
(a)
240 229,517
(LIBOR USD 3 Month + 1.37%), 3.59%,
07/21/28
(a)
................... 39 35,903
(SOFR 1 Day + 1.99%), 6.20%, 11/10/28
(a)
210 216,819
(SOFR 1 Day + 1.06%), 2.09%, 06/14/29
(a)
335 281,900
(LIBOR USD 3 Month + 1.31%), 4.27%,
07/23/29
(a)
................... 145 135,213
(LIBOR USD 3 Month + 1.21%), 3.97%,
02/07/30
(a)
................... 107 97,181
(LIBOR USD 3 Month + 1.19%), 2.88%,
10/22/30
(a)
................... 58 48,521
(SOFR 1 Day + 2.16%), 5.02%, 07/22/33
(a)
430 408,239
Bank of Montreal, 1.25%, 09/15/26 ...... 450 393,194
Bank of Nova Scotia (The)
1.05%, 03/02/26 ................. 490 433,268
1.30%, 09/15/26 ................. 500 436,741
2.95%, 03/11/27 ................. 500 461,354
Barclays plc
(a)
(SOFR 1 Day + 2.71%), 2.85%, 05/07/26 370 343,813
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 1.05%),
2.28%, 11/24/27 ............... 230 198,807
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 3.50%),
7.44%, 11/02/33 ............... 270 282,906
Citigroup, Inc.
4.40%, 06/10/25 ................. 94 92,261
(SOFR 1 Day + 0.69%), 2.01%, 01/25/26
(a)
538 498,601

BlackRock Sustainable Balanced Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Banks (continued)
(SOFR 1 Day + 1.28%), 3.07%, 02/24/28
(a)
USD 460 $ 414,703
(LIBOR USD 3 Month + 1.39%), 3.67%,
07/24/28
(a)
................... 266 244,291
(LIBOR USD 3 Month + 1.19%), 4.08%,
04/23/29
(a)
................... 16 14,723
HSBC Holdings plc
(a)
(SOFR 1 Day + 1.43%), 3.00%, 03/10/26 370 347,754
(SOFR 1 Day + 1.29%), 1.59%, 05/24/27 490 422,484
(SOFR 1 Day + 1.10%), 2.25%, 11/22/27 570 493,646
(LIBOR USD 3 Month + 1.53%), 4.58%,
06/19/29 .................... 301 277,108
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 3.25%),
4.70%
(i)
..................... 200 158,478
(SOFR 1 Day + 1.19%), 2.80%, 05/24/32 490 379,103
ING Groep NV, (SOFR 1 Day + 1.83%), 4.02%,
03/28/28
(a)
.................... 470 439,488
JPMorgan Chase & Co.
(3 Month CME Term SOFR + 1.59%),
2.01%, 03/13/26
(a)
.............. 278 257,305
(SOFR 1 Day + 1.85%), 2.08%, 04/22/26
(a)
25 23,207
2.95%, 10/01/26 ................. 80 74,610
(SOFR 1 Day + 0.80%), 1.05%, 11/19/26
(a)
180 158,767
(LIBOR USD 3 Month + 1.34%), 3.78%,
02/01/28
(a)
................... 127 118,655
(SOFR 1 Day + 1.17%), 2.95%, 02/24/28
(a)
266 240,623
(SOFR 1 Day + 1.89%), 2.18%, 06/01/28
(a)
6 5,246
(SOFR 1 Day + 1.99%), 4.85%, 07/25/28
(a)
590 575,122
(LIBOR USD 3 Month + 1.33%), 4.45%,
12/05/29
(a)
................... 13 12,212
(SOFR 1 Day + 2.58%), 5.72%, 09/14/33
(a)
650 634,435
Lloyds Banking Group plc
(a)
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 1.00%),
2.44%, 02/05/26 ............... 730 679,649
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 1.80%),
3.75%, 03/18/28 ............... 360 332,319
(LIBOR USD 3 Month + 1.21%), 3.57%,
11/07/28 .................... 240 215,831
Mitsubishi UFJ Financial Group, Inc.
1.41%, 07/17/25 ................. 200 181,618
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 0.75%),
1.54%, 07/20/27
(a)
.............. 490 424,800
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 0.83%),
2.34%, 01/19/28
(a)
.............. 380 334,470
Mizuho Financial Group, Inc.
(a)
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 0.90%),
2.65%, 05/22/26 ............... 460 426,709
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 0.75%),
1.55%, 07/09/27 ............... 500 435,573
NatWest Group plc
(a)
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 0.90%),
1.64%, 06/14/27 ............... 640 553,895
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year + 2.27%),
5.52%, 09/30/28 ............... 650 641,993
Royal Bank of Canada, 0.88%, 01/20/26 ... 390 346,255
Santander UK Group Holdings plc, (SOFR 1
Day + 0.79%), 1.09%, 03/15/25
(a)
...... 237 221,433
Security
Par (000)
Par (000) Value
Banks (continued)
Sumitomo Mitsui Financial Group, Inc., 3.78%,
03/09/26 ..................... USD 116 $ 111,576
Toronto-Dominion Bank (The)
Series FXD, 1.95%, 01/12/27 ........ 470 418,780
3.20%, 03/10/32 ................. 400 344,387
Washington Mutual Escrow Bonds
(e)(j)
0.00%, 12/31/49 ................. 100 1,000
0.00%, 12/31/49
(k)
................ 400 —
17,558,330
Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc., 4.00%,
04/13/28 ..................... 343 326,456
Coca-Cola Co. (The)
2.25%, 01/05/32 ................. 290 243,246
3.00%, 03/05/51 ................. 940 683,497
Coca-Cola Femsa SAB de CV, 1.85%, 09/01/32 490 368,511
Diageo Capital plc
1.38%, 09/29/25 ................. 470 430,944
2.00%, 04/29/30 ................. 780 640,679
5.50%, 01/24/33 ................. 350 366,191
Keurig Dr Pepper, Inc.
2.25%, 03/15/31 ................. 400 321,219
4.05%, 04/15/32 ................. 470 427,536
PepsiCo, Inc.
3.60%, 02/18/28 ................. 240 229,782
4.20%, 07/18/52 ................. 670 609,955
4,648,016
Biotechnology — 0.6%
AbbVie, Inc., 2.95%, 11/21/26 ......... 180 167,397
Amgen, Inc.
2.20%, 02/21/27 ................. 200 179,433
3.00%, 02/22/29 ................. 270 239,085
4.20%, 02/22/52 ................. 15 11,895
4.88%, 03/01/53 ................. 30 26,606
Regeneron Pharmaceuticals, Inc., 1.75%,
09/15/30 ..................... 2,440 1,884,577
2,508,993
Building Products — 0.2%
Carrier Global Corp., 2.24%, 02/15/25 .... 10 9,419
Johnson Controls International plc
3.90%, 02/14/26 ................. 870 844,824
2.00%, 09/16/31 ................. 100 78,935
Owens Corning, 3.40%, 08/15/26 ....... 110 102,688
1,035,866
Capital Markets — 2.0%
Ares Capital Corp., 2.88%, 06/15/27 ..... 145 122,891
Blackstone Private Credit Fund, 4.00%,
01/15/29 ..................... 129 106,428
Deutsche Bank AG
1.69%, 03/19/26 ................. 300 268,846
(SOFR 1 Day + 1.32%), 2.55%, 01/07/28
(a)
150 127,507
FactSet Research Systems, Inc.
2.90%, 03/01/27 ................. 790 717,134
3.45%, 03/01/32 ................. 60 50,304
FS KKR Capital Corp., 2.63%, 01/15/27 ... 196 163,628
Goldman Sachs Group, Inc. (The)
(SOFR 1 Day + 0.51%), 0.66%, 09/10/24
(a)
21 20,203
3.75%, 02/25/26 ................. 37 35,615
3.50%, 11/16/26 ................. 27 25,309
(SOFR 1 Day + 0.80%), 1.43%, 03/09/27
(a)
565 495,453
(SOFR 1 Day + 0.82%), 1.54%, 09/10/27
(a)
1,640 1,414,709
(SOFR 1 Day + 1.11%), 2.64%, 02/24/28
(a)
886 788,882
(LIBOR USD 3 Month + 1.51%), 3.69%,
06/05/28
(a)
................... 206 191,401

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Capital Markets (continued)
(SOFR 1 Day + 1.28%), 2.62%, 04/22/32
(a)
USD 66 $ 52,634
Moody's Corp., 3.25%, 01/15/28 ........ 69 63,602
Morgan Stanley
(SOFR 1 Day + 1.15%), 2.72%, 07/22/25
(a)
57 54,493
(SOFR 1 Day + 1.67%), 4.68%, 07/17/26
(a)
325 319,428
3.13%, 07/27/26 ................. 4 3,731
3.63%, 01/20/27 ................. 281 264,987
(SOFR 1 Day + 0.88%), 1.59%, 05/04/27
(a)
96 84,214
(SOFR 1 Day + 0.86%), 1.51%, 07/20/27
(a)
81 70,291
(SOFR 1 Day + 1.00%), 2.48%, 01/21/28
(a)
280 248,795
(LIBOR USD 3 Month + 1.34%), 3.59%,
07/22/28
(a)
................... 35 32,104
(LIBOR USD 3 Month + 1.14%), 3.77%,
01/24/29
(a)
................... 407 372,712
(LIBOR USD 3 Month + 1.63%), 4.43%,
01/23/30
(a)
................... 357 332,261
(SOFR 1 Day + 1.14%), 2.70%, 01/22/31
(a)
355 293,353
(SOFR 1 Day + 1.03%), 1.79%, 02/13/32
(a)
130 97,703
(SOFR 1 Day + 1.02%), 1.93%, 04/28/32
(a)
24 18,109
(SOFR 1 Day + 1.20%), 2.51%, 10/20/32
(a)
56 43,823
(SOFR 1 Day + 2.08%), 4.89%, 07/20/33
(a)
310 291,252
Morgan Stanley Domestic Holdings, Inc.,
3.80%, 08/24/27 ................ 62 58,327
Nasdaq, Inc., 1.65%, 01/15/31 ......... 470 359,301
Nomura Holdings, Inc., 3.00%, 01/22/32 ... 344 269,887
Prospect Capital Corp., 3.36%, 11/15/26 ... 105 87,044
S&P Global, Inc.
(d)
2.45%, 03/01/27 ................. 280 255,722
4.75%, 08/01/28 ................. 125 123,540
2.90%, 03/01/32 ................. 210 179,120
3.90%, 03/01/62 ................. 3 2,316
8,507,059
Chemicals — 0.0%
Dow Chemical Co. (The), 2.10%, 11/15/30 . 39 31,340
DuPont de Nemours, Inc., 4.49%, 11/15/25 . 148 145,536
176,876
Commercial Services & Supplies — 0.1%
RELX Capital, Inc.
3.50%, 03/16/23 ................. 115 114,535
4.00%, 03/18/29 ................. 108 100,018
3.00%, 05/22/30 ................. 3 2,557
Republic Services, Inc.
2.90%, 07/01/26 ................. 42 39,123
3.95%, 05/15/28 ................. 47 44,644
2.30%, 03/01/30 ................. 20 16,739
1.75%, 02/15/32 ................. 100 76,767
394,383
Communications Equipment — 0.2%
Motorola Solutions, Inc.
4.60%, 05/23/29 ................. 162 154,180
2.30%, 11/15/30 ................. 610 476,991
2.75%, 05/24/31 ................. 130 103,941
735,112
Construction & Engineering — 0.1%
Quanta Services, Inc., 2.90%, 10/01/30 ... 420 345,333
Consumer Finance — 0.2%
American Express Co., 2.55%, 03/04/27 ... 199 181,031
General Motors Financial Co., Inc., 3.70%,
05/09/23 ..................... 16 15,921
Synchrony Financial
4.50%, 07/23/25 ................. 2 1,917
3.70%, 08/04/26 ................. 22 20,238
Security
Par (000)
Par (000) Value
Consumer Finance (continued)
Toyota Motor Credit Corp.
3.05%, 03/22/27 ................. USD 270 $ 251,734
1.90%, 04/06/28 ................. 290 252,150
722,991
Distributors — 0.0%
Genuine Parts Co., 1.75%, 02/01/25 ..... 150 140,051
Diversified Financial Services — 0.2%
Block Financial LLC, 3.88%, 08/15/30 .... 420 367,458
National Rural Utilities Cooperative Finance
Corp.
1.00%, 06/15/26 ................. 590 519,385
1.65%, 06/15/31 ................. 40 30,380
917,223
Diversified Telecommunication Services — 0.2%
Koninklijke KPN NV, 8.38%, 10/01/30 .... 140 156,327
Lumen Technologies, Inc., 5.38%, 06/15/29
(d)
360 259,176
Verizon Communications, Inc.
4.13%, 03/16/27 ................. 96 93,498
2.10%, 03/22/28 ................. 53 45,997
4.33%, 09/21/28 ................. 115 110,571
2.85%, 09/03/41 ................. 50 34,410
699,979
Electric Utilities — 0.5%
Avangrid, Inc.
3.20%, 04/15/25 ................. 620 592,493
3.80%, 06/01/29 ................. 140 127,217
Baltimore Gas & Electric Co., 2.25%, 06/15/31 18 14,581
Eversource Energy
Series U, 1.40%, 08/15/26 .......... 60 52,652
2.90%, 03/01/27 ................. 270 248,588
3.38%, 03/01/32 ................. 220 191,513
Exelon Corp.
2.75%, 03/15/27
(d)
................ 19 17,425
5.10%, 06/15/45 ................. 10 9,299
4.10%, 03/15/52
(d)
................ 7 5,593
NSTAR Electric Co.
3.25%, 05/15/29 ................. 280 254,815
3.95%, 04/01/30 ................. 300 282,013
Public Service Electric & Gas Co.
3.65%, 09/01/28 ................. 80 75,288
2.05%, 08/01/50 ................. 31 17,274
Southern California Edison Co.
Series E, 3.70%, 08/01/25 .......... 26 25,154
Series 20C, 1.20%, 02/01/26 ........ 60 53,206
Series A, 4.20%, 03/01/29 .......... 33 31,386
1,998,497
Electronic Equipment, Instruments & Components — 0.4%
Allegion US Holding Co., Inc., 3.55%, 10/01/27 15 13,539
CDW LLC, 3.57%, 12/01/31 .......... 66 54,386
Flex Ltd., 3.75%, 02/01/26 ........... 290 272,836
Keysight Technologies, Inc.
4.60%, 04/06/27 ................. 620 601,577
3.00%, 10/30/29 ................. 720 623,985
1,566,323
Energy Equipment & Services — 0.0%
CGG SA, 8.75%, 04/01/27
(d)
.......... 200 159,879
Entertainment — 0.1%
Electronic Arts, Inc.
4.80%, 03/01/26 ................. 250 249,135
1.85%, 02/15/31 ................. 122 95,891
345,026

BlackRock Sustainable Balanced Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Equity Real Estate Investment Trusts (REITs) — 0.5%
Alexandria Real Estate Equities, Inc., 2.95%,
03/15/34 ..................... USD 24 $ 19,452
American Tower Corp.
5.00%, 02/15/24 ................. 15 14,945
2.95%, 01/15/25 ................. 8 7,630
1.30%, 09/15/25 ................. 190 171,508
1.60%, 04/15/26 ................. 26 23,116
1.45%, 09/15/26 ................. 200 174,509
Crown Castle, Inc.
3.70%, 06/15/26 ................. 50 47,542
1.05%, 07/15/26 ................. 218 188,353
Equinix, Inc.
1.00%, 09/15/25 ................. 151 135,035
1.45%, 05/15/26 ................. 160 140,661
Iron Mountain, Inc., 5.25%, 07/15/30
(d)
.... 200 173,800
Life Storage LP, 3.88%, 12/15/27 ....... 150 138,792
Realty Income Corp.
3.00%, 01/15/27 ................. 5 4,622
3.25%, 01/15/31 ................. 40 34,687
Uniti Group LP, 6.50%, 02/15/29
(d)
....... 490 324,625
VICI Properties LP
5.63%, 05/01/24
(d)
................ 62 61,396
4.50%, 09/01/26
(d)
................ 18 16,939
5.75%, 02/01/27
(d)
................ 30 29,243
5.13%, 05/15/32 ................. 280 259,266
Welltower, Inc., 4.00%, 06/01/25 ........ 300 292,212
Weyerhaeuser Co., 3.38%, 03/09/33 ..... 20 16,715
2,275,048
Food Products — 1.0%
Bunge Ltd. Finance Corp.
1.63%, 08/17/25 ................. 380 346,040
3.75%, 09/25/27 ................. 360 336,154
2.75%, 05/14/31 ................. 480 393,946
Campbell Soup Co., 4.15%, 03/15/28 .... 170 162,346
General Mills, Inc.
3.20%, 02/10/27 ................. 350 330,685
2.25%, 10/14/31 ................. 1,100 884,615
Kellogg Co.
3.40%, 11/15/27 ................. 190 176,687
4.30%, 05/15/28 ................. 850 824,741
2.10%, 06/01/30 ................. 300 243,907
Unilever Capital Corp., 1.75%, 08/12/31 ... 600 471,433
4,170,554
Gas Utilities — 0.1%
AmeriGas Partners LP, 5.75%, 05/20/27 ... 250 232,342
ONE Gas, Inc., 4.25%, 09/01/32 ........ 45 42,610
Southwest Gas Corp., 4.05%, 03/15/32 ... 160 140,491
415,443
Health Care Equipment & Supplies — 0.1%
Abbott Laboratories, 4.90%, 11/30/46 ..... 360 350,977
Health Care Providers & Services — 0.9%
Cigna Corp.
4.38%, 10/15/28 ................. 200 192,887
3.40%, 03/15/51 ................. 370 262,980
Elevance Health, Inc.
3.65%, 12/01/27 ................. 260 245,156
4.10%, 03/01/28 ................. 53 50,791
HCA, Inc., 3.13%, 03/15/27
(d)
.......... 160 145,468
Humana, Inc.
4.50%, 04/01/25 ................. 16 15,805
1.35%, 02/03/27 ................. 490 423,652
3.70%, 03/23/29 ................. 360 329,594
4.88%, 04/01/30 ................. 57 55,866
Security
Par (000)
Par (000) Value
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings, 1.55%,
06/01/26 ..................... USD 40 $ 35,427
Quest Diagnostics, Inc., 3.45%, 06/01/26 .. 100 95,368
UnitedHealth Group, Inc.
5.30%, 02/15/30 ................. 350 360,654
4.20%, 05/15/32 ................. 1,500 1,423,898
5.88%, 02/15/53 ................. 60 64,786
3,702,332
Hotels, Restaurants & Leisure — 0.0%
Starbucks Corp., 2.00%, 03/12/27 ....... 250 223,355
Household Products — 0.0%
Colgate-Palmolive Co., 3.25%, 08/15/32 ... 15 13,537
Industrial Conglomerates — 0.2%
3M Co., 3.05%, 04/15/30 ............ 410 359,951
Trane Technologies Luxembourg Finance SA,
3.80%, 03/21/29 ................ 560 515,410
875,361
Insurance — 1.0%
Alleghany Corp., 3.63%, 05/15/30 ....... 920 853,241
Ambac Assurance Corp., 5.10%
(d)(i)
...... 5 6,768
Arthur J Gallagher & Co., 3.50%, 05/20/51 . 330 230,246
Hanover Insurance Group, Inc. (The), 4.50%,
04/15/26 ..................... 1,030 1,007,779
Manulife Financial Corp., 4.15%, 03/04/26 .. 340 331,097
Marsh & McLennan Cos., Inc.
4.38%, 03/15/29 ................. 816 788,165
2.25%, 11/15/30 ................. 541 442,902
Progressive Corp. (The), 2.50%, 03/15/27 .. 180 165,712
Trinity Acquisition plc, 4.40%, 03/15/26 .... 20 19,400
Unum Group, 4.13%, 06/15/51 ......... 270 183,966
Willis North America, Inc., 2.95%, 09/15/29 . 190 159,715
4,188,991
Internet & Direct Marketing Retail — 0.0%
eBay, Inc., 1.40%, 05/10/26 .......... 87 77,149
IT Services — 0.8%
Automatic Data Processing, Inc., 1.70%,
05/15/28 ..................... 1,510 1,310,798
CGI, Inc., 2.30%, 09/14/31 ........... 520 394,833
Cogent Communications Group, Inc., 7.00%,
06/15/27
(d)
.................... 250 244,982
Fidelity National Information Services, Inc.,
1.65%, 03/01/28 ................ 58 48,015
Gartner, Inc., 4.50%, 07/01/28
(d)
........ 185 172,481
International Business Machines Corp.
2.20%, 02/09/27 ................. 280 251,583
4.40%, 07/27/32 ................. 500 477,031
5.88%, 11/29/32 ................. 22 23,470
4.00%, 06/20/42 ................. 2 1,657
Mastercard, Inc.
3.30%, 03/26/27 ................. 100 95,238
2.00%, 11/18/31 ................. 390 313,099
PayPal Holdings, Inc., 2.65%, 10/01/26 ... 14 12,925
VeriSign, Inc., 2.70%, 06/15/31 ........ 180 146,595
3,492,707
Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.
3.05%, 09/22/26 ................. 545 506,877
2.10%, 06/04/30 ................. 97 78,486
2.30%, 03/12/31 ................. 820 661,204
1,246,567

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Machinery — 0.4%
Cummins, Inc.
0.75%, 09/01/25 ................. USD 190 $ 171,307
1.50%, 09/01/30 ................. 420 329,382
Deere & Co., 3.75%, 04/15/50 ......... 17 14,345
IDEX Corp., 2.63%, 06/15/31 .......... 980 811,244
Otis Worldwide Corp., 2.57%, 02/15/30 ... 23 19,324
Wabash National Corp., 4.50%, 10/15/28
(d)
. 200 170,317
1,515,919
Media — 0.1%
Interpublic Group of Cos., Inc. (The)
4.20%, 04/15/24 ................. 15 14,720
4.65%, 10/01/28 ................. 170 162,655
2.40%, 03/01/31 ................. 32 25,258
Sirius XM Radio, Inc., 5.50%, 07/01/29
(d)
... 250 228,195
430,828
Metals & Mining — 0.3%
Mineral Resources Ltd., 8.50%, 05/01/30
(d)
. 250 253,382
Reliance Steel & Aluminum Co.
1.30%, 08/15/25 ................. 190 171,660
2.15%, 08/15/30 ................. 530 417,356
Steel Dynamics, Inc.
2.80%, 12/15/24 ................. 35 33,246
2.40%, 06/15/25 ................. 330 309,435
1,185,079
Multi-Utilities — 0.2%
Consolidated Edison Co. of New York, Inc.
3.80%, 05/15/28 ................. 100 94,958
Series 20A, 3.35%, 04/01/30 ........ 430 386,726
2.40%, 06/15/31 ................. 290 237,080
718,764
Oil, Gas & Consumable Fuels — 0.8%
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 ................. 76 76,462
5.13%, 06/30/27 ................. 275 271,680
3.70%, 11/15/29 ................. 970 876,803
EQT Corp., 7.00%, 02/01/30
(c)
......... 430 445,962
Kinder Morgan Energy Partners LP
7.50%, 11/15/40 ................. 16 17,448
5.00%, 08/15/42 ................. 20 17,119
Kinder Morgan, Inc., 4.80%, 02/01/33 .... 67 62,117
MPLX LP, 2.65%, 08/15/30 ........... 361 292,553
ONEOK, Inc.
5.85%, 01/15/26 ................. 330 333,952
6.35%, 01/15/31 ................. 540 548,610
Vermilion Energy, Inc., 6.88%, 05/01/30
(d)
.. 365 333,093
3,275,799
Paper & Forest Products — 0.0%
Georgia-Pacific LLC
1.75%, 09/30/25
(d)
................ 22 20,095
0.95%, 05/15/26
(d)
................ 10 8,758
7.75%, 11/15/29 ................. 20 22,696
Louisiana-Pacific Corp., 3.63%, 03/15/29
(d)
. 200 172,769
224,318
Pharmaceuticals — 0.7%
Astrazeneca Finance LLC
1.20%, 05/28/26 ................. 380 338,318
1.75%, 05/28/28 ................. 390 334,755
2.25%, 05/28/31 ................. 280 232,905
Bristol-Myers Squibb Co., 2.95%, 03/15/32 . 200 173,994
Jazz Securities DAC, 4.38%, 01/15/29
(d)
... 200 178,230
Johnson & Johnson, 2.25%, 09/01/50 .... 370 228,952
Merck & Co., Inc.
2.15%, 12/10/31 ................. 420 342,969
Security
Par (000)
Par (000) Value
Pharmaceuticals (continued)
2.45%, 06/24/50 ................. USD 30 $ 18,952
2.75%, 12/10/51 ................. 19 12,695
Novartis Capital Corp., 2.20%, 08/14/30 ... 855 727,208
Zoetis, Inc.
4.50%, 11/13/25 ................. 370 368,626
3.00%, 09/12/27 ................. 110 101,694
2.00%, 05/15/30 ................. 70 56,807
3,116,105
Professional Services — 0.3%
AMN Healthcare, Inc., 4.00%, 04/15/29
(d)
.. 285 243,886
ASGN, Inc., 4.63%, 05/15/28
(d)
......... 465 420,918
Thomson Reuters Corp., 3.35%, 05/15/26 .. 530 501,383
1,166,187
Real Estate Management & Development — 0.0%
CBRE Services, Inc., 4.88%, 03/01/26 .... 170 167,833
Road & Rail — 0.1%
Canadian National Railway Co., 3.85%,
08/05/32 ..................... 160 148,660
Penske Truck Leasing Co. LP
(d)
4.25%, 01/17/23 ................. 40 39,987
2.70%, 03/14/23 ................. 50 49,734
238,381
Semiconductors & Semiconductor Equipment — 0.8%
Broadcom Corp., 3.88%, 01/15/27 ...... 129 122,020
Broadcom, Inc.
4.15%, 04/15/32
(d)
................ 350 307,250
4.30%, 11/15/32 ................. 210 185,082
Lam Research Corp., 3.75%, 03/15/26 .... 56 54,293
NVIDIA Corp.
3.20%, 09/16/26 ................. 752 714,322
1.55%, 06/15/28 ................. 190 162,235
2.00%, 06/15/31 ................. 590 472,545
3.50%, 04/01/50 ................. 50 37,738
3.70%, 04/01/60 ................. 180 132,749
NXP BV
3.88%, 06/18/26 ................. 25 23,836
4.30%, 06/18/29 ................. 172 159,369
3.40%, 05/01/30 ................. 70 60,169
2.50%, 05/11/31 ................. 189 148,814
Texas Instruments, Inc.
1.90%, 09/15/31 ................. 97 78,497
3.65%, 08/16/32 ................. 1,020 945,102
3,604,021
Software — 1.0%
Adobe, Inc., 2.30%, 02/01/30 .......... 1,010 861,195
Autodesk, Inc.
3.50%, 06/15/27 ................. 81 75,878
2.40%, 12/15/31 ................. 54 43,137
Intuit, Inc.
1.35%, 07/15/27 ................. 860 743,795
1.65%, 07/15/30 ................. 1,060 850,021
Roper Technologies, Inc., 1.75%, 02/15/31 . 26 20,030
Salesforce, Inc., 3.05%, 07/15/61 ....... 10 6,350
ServiceNow, Inc., 1.40%, 09/01/30 ...... 850 650,264
VMware, Inc.
1.80%, 08/15/28 ................. 1,154 942,334
4.70%, 05/15/30 ................. 72 66,975
2.20%, 08/15/31 ................. 193 146,461
4,406,440
Specialty Retail — 0.3%
Home Depot, Inc. (The)
2.88%, 04/15/27 ................. 110 102,598
1.50%, 09/15/28 ................. 300 255,057

BlackRock Sustainable Balanced Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Specialty Retail (continued)
1.38%, 03/15/31 ................. USD 31 $ 24,015
1.88%, 09/15/31 ................. 400 319,639
4.50%, 12/06/48 ................. 17 15,415
Lowe's Cos., Inc.
4.00%, 04/15/25 ................. 170 166,689
3.35%, 04/01/27 ................. 450 422,444
3.65%, 04/05/29 ................. 93 85,926
1,391,783
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.95%, 08/08/52 ................. 305 259,157
4.10%, 08/08/62 ................. 40 33,249
292,406
Thrifts & Mortgage Finance — 0.1%
BPCE SA, 2.70%, 10/01/29
(d)
.......... 274 228,959
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc., 3.80%,
03/15/32
(d)
.................... 140 120,814
T-Mobile USA, Inc.
5.65%, 01/15/53 ................. 310 300,046
5.80%, 09/15/62 ................. 75 72,558
493,418
Total Corporate Bonds — 20.5%
(Cost: $93,372,015) .............................. 86,801,350
Floating Rate Loan Interests
Consumer Finance — 0.0%
Credito Real SAB de CV SOFOM ER, Term
Loan A, (LIBOR USD 3 Month + 3.75%),
0.00%
,
 02/21/23
(a)(k)
............... 7 133
Total Floating Rate Loan Interests — 0.0%
(Cost: $7,000) ................................. 133
Shares
Shares
Investment Companies
iShares MSCI India ETF
(g)(l)
............ 66,538 2,777,296
Total Investment Companies — 0.7%
(Cost: $3,054,964) .............................. 2,777,296
Par (000)
Par (000)
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.2%
Alternative Loan Trust
Series 2005-22T1, Class A1, (LIBOR USD 1
Month + 0.35%), 4.74%, 06/25/35
(a)
.. 41 35,042
Series 2006-11CB, Class 3A1, 6.50%,
05/25/36 .................... 19 10,131
Series 2006-OC10, Class 2A3, (LIBOR USD
1 Month + 0.46%), 4.85%, 11/25/36
(a)
. 23 19,450
Series 2007-OA3, Class 1A1, (LIBOR USD
1 Month + 0.28%), 4.67%, 04/25/47
(a)
. 21 18,066
Series 2007-OA3, Class 2A2, (LIBOR USD
1 Month + 0.36%), 4.75%, 04/25/47
(a)
. 1 83
Series 2007-OA8, Class 2A1, (LIBOR USD
1 Month + 0.36%), 4.75%, 06/25/47
(a)
. 13 9,287
Series 2007-OH2, Class A2A, (LIBOR USD
1 Month + 0.48%), 4.87%, 08/25/47
(a)
. 6 4,902
Security
Par (000)
Par (000) Value
Collateralized Mortgage Obligations (continued)
American Home Mortgage Assets Trust, Series
2006-3, Class 2A11, (Federal Reserve US
12 Month Cumulative Average 1 Year CMT +
0.94%), 2.99%, 10/25/46
(a)
.......... USD 45 $ 31,058
APS Resecuritization Trust
(a)(d)
Series 2016-1, Class 1MZ, 3.02%, 07/31/57 138 54,321
Series 2016-3, Class 3A, (LIBOR USD 1
Month + 2.85%), 7.24%, 09/27/46 ... 22 21,831
Banc of America Funding Trust, Series 2014-
R2, Class 1C, 0.00%, 11/26/36
(a)(d)
..... 54 13,651
Bear Stearns Mortgage Funding Trust, Series
2006-SL1, Class A1, (LIBOR USD 1 Month
+ 0.28%), 4.67%, 08/25/36
(a)
......... 12 12,023
Chase Mortgage Finance Trust, Series 2007-
S6, Class 1A1, 6.00%, 12/25/37 ....... 269 120,585
Citicorp Mortgage Securities Trust, Series
2008-2, Class 1A1, 6.50%, 06/25/38 .... 23 17,610
Credit Suisse Mortgage Capital Certificates,
Series 2009-12R, Class 3A1, 6.50%,
10/27/37
(d)
..................... 109 43,163
CSFB Mortgage-Backed Pass-Through
Certificates, Series 2005-10, Class 10A1,
(LIBOR USD 1 Month + 1.35%), 5.74%,
11/25/35
(a)
..................... 18 4,461
CSMC Mortgage-Backed Trust, Series 2007-5,
Class 1A11, 7.00%, 08/25/37
(a)
........ 24 12,967
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-OA4, Class A2A, (LIBOR USD
1 Month + 0.34%), 4.73%, 08/25/47
(a)
... 82 69,457
GreenPoint Mortgage Funding Trust, Series
2006-AR2, Class 4A1, (Federal Reserve US
12 Month Cumulative Average 1 Year CMT +
2.00%), 4.05%, 03/25/36
(a)
.......... 5 4,573
GSR Mortgage Loan Trust, Series 2007-1F,
Class 2A4, 5.50%, 01/25/37 ......... 1 1,239
IndyMac INDX Mortgage Loan Trust, Series
2007-AR19, Class 3A1, 3.37%, 09/25/37
(a)
28 18,365
JPMorgan Alternative Loan Trust, Series
2007-A1, Class 1A4, (LIBOR USD 1 Month
+ 0.42%), 4.81%, 03/25/37
(a)
......... 33 28,889
New Residential Mortgage Loan Trust, Series
2019-2A, Class A1, 4.25%, 12/25/57
(a)(d)
. 36 33,658
Nomura Asset Acceptance Corp. Alternative
Loan Trust, Series 2007-2, Class A4,
(LIBOR USD 1 Month + 0.42%), 4.81%,
06/25/37
(a)
..................... 4 3,907
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-3, Class 4A, 3.33%,
04/25/36
(a)
..................... 8 4,602
Structured Asset Mortgage Investments II Trust,
Series 2006-AR4, Class 3A1, (LIBOR USD
1 Month + 0.38%), 4.77%, 06/25/36
(a)
... 11 9,156
Washington Mutual Mortgage Pass-Through
Certificates WMALT Trust
Series 2006-4, Class 1A1, 6.00%, 04/25/36 33 30,024
Series 2006-4, Class 3A5, 6.85%,
05/25/36
(c)
................... 42 36,048
668,549
Commercial Mortgage-Backed Securities — 0.0%
(a)(d)
Bayview Commercial Asset Trust
Series 2005-4A, Class A1, (LIBOR USD 1
Month + 0.45%), 4.84%, 01/25/36 ... 15 13,847
Series 2005-4A, Class M1, (LIBOR USD 1
Month + 0.68%), 5.06%, 01/25/36 ... 11 10,331

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Commercial Mortgage-Backed Securities (continued)
Series 2006-1A, Class A2, (LIBOR USD 1
Month + 0.54%), 4.93%, 04/25/36 ... USD 7 $ 5,871
Series 2006-3A, Class A1, (LIBOR USD 1
Month + 0.38%), 4.76%, 10/25/36 ... 9 7,968
Series 2006-3A, Class A2, (LIBOR USD 1
Month + 0.45%), 4.84%, 10/25/36 ... 9 7,984
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2007-1A, Class 1A,
(LIBOR USD 1 Month + 0.25%), 4.64%,
03/25/37 ...................... 3 2,692
48,693
Interest Only Commercial Mortgage-Backed Securities — 0.0%
One Market Plaza Trust, Series 2017-1MKT,
Class XCP, 0.00%, 02/10/32
(a)(d)
....... 1,000 29
Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series
2017-3, Class B, 0.00%, 07/25/56
(d)(m)
... 38 5,563
Total Non-Agency Mortgage-Backed Securities — 0.2%
(Cost: $891,200) ................................ 722,834
Beneficial Interest
(000)
Other Interests
(n)
Capital Markets — 0.0%
(j)(k)
Lehman Brothers Holdings, Inc.
(e)
........ 620 —
Lehman Brothers Holdings, Inc. ......... 250 —
Total Other Interests — 0.0%
(Cost: $6) .................................... —
Shares
Shares
Preferred Securities
Preferred Stocks — 0.3%
Airlines — 0.0%
Azul SA (Preference) ................ 26,852 55,577
Automobiles — 0.0%
Bayerische Motoren Werke AG (Preference) 1,486 125,406
Banks — 0.1%
Banco Bradesco SA (Preference) ........ 99,872 286,764
Bancolombia SA (Preference) .......... 11,335 78,204
Itau Unibanco Holding SA (Preference) .... 6,859 32,524
397,492
Chemicals — 0.1%
Fuchs Petrolub SE (Preference) ......... 336 11,745
Sociedad Quimica y Minera de Chile SA
(Preference) .................... 5,904 476,829
488,574
Oil, Gas & Consumable Fuels — 0.1%
Petroleo Brasileiro SA (Preference) ....... 53,942 250,171
Total Preferred Securities — 0.3%
(Cost: $1,575,731) .............................. 1,317,220
Security
Shares
Shares Value
Rights
Road & Rail — 0.0%
Localiza Rent a Car SA(Expires 01/31/23,
Strike Price BRL 42.25)
(e)
........... 9 $ 18
Total Rights — 0.0%
(Cost: $—) .................................... 18
Par (000)
Par (000)
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 7.7%
Federal Home Loan Mortgage Corp.
2.50%, 01/01/29 - 04/01/31 .......... USD 163 153,469
3.00%, 09/01/27 - 12/01/46 .......... 272 252,569
3.50%, 04/01/31 - 01/01/48 .......... 422 400,094
4.00%, 08/01/40 - 12/01/45 .......... 66 63,751
4.50%, 02/01/39 - 04/01/49 .......... 487 481,607
5.00%, 10/01/41 - 11/01/48 .......... 95 95,987
5.50%, 06/01/41 ................. 44 45,492
6.00%, 01/01/34 ................. 32 32,202
Federal National Mortgage Association,
4.00%, 01/01/41 ................. 5 4,469
Government National Mortgage Association
2.00%, 08/20/50 - 04/20/52 .......... 3,632 3,049,580
2.00%, 01/15/53
(o)
................ 663 555,652
2.50%, 07/20/51 - 07/20/52 .......... 5,265 4,565,282
2.50%, 01/15/53
(o)
................ 725 628,110
3.00%, 02/15/45 - 09/20/52 .......... 3,260 2,911,194
3.00%, 01/15/53
(o)
................ 770 685,855
3.50%, 01/15/42 - 02/20/52 .......... 1,194 1,114,694
3.50%, 01/15/53
(o)
................ 711 653,135
4.00%, 04/20/39 - 12/20/47 .......... 213 205,328
4.00%, 01/15/53
(o)
................ 694 656,592
4.50%, 12/20/39 - 04/20/50 .......... 281 277,775
4.50%, 01/15/53
(o)
................ 172 166,825
5.00%, 12/15/38 - 07/20/42 .......... 60 61,358
5.00%, 01/15/53
(o)
................ 275 272,451
7.50%, 03/15/32 ................. 1 1,336
Uniform Mortgage-Backed Securities
2.00%, 10/01/31 - 02/01/52 .......... 3,884 3,211,854
2.00%, 01/25/38 - 01/25/53
(o)
......... 550 481,499
2.50%, 09/01/27 - 02/01/52 .......... 2,021 1,783,103
2.50%, 01/25/38 - 01/25/53
(o)
......... 350 306,535
3.00%, 04/01/29 - 03/01/52 .......... 2,099 1,921,407
3.50%, 08/01/30 - 01/01/51 .......... 2,723 2,525,915
3.50%, 01/25/38
(o)
................ 61 58,352
4.00%, 10/01/33 - 01/01/51 .......... 1,350 1,300,663
4.00%, 01/25/38 - 01/25/53
(o)
......... 250 235,339
4.50%, 02/01/25 - 05/01/49 .......... 2,277 2,249,511
4.50%, 01/25/53
(o)
................ 75 72,169
5.00%, 09/01/35 - 05/01/49 .......... 173 174,851
5.00%, 01/25/53
(o)
................ 200 197,044
5.50%, 02/01/35 - 04/01/41 .......... 280 288,667
6.00%, 12/01/27 - 06/01/41 .......... 163 169,127
6.50%, 05/01/40 ................. 45 47,236
Total U.S. Government Sponsored Agency Securities — 7.7%
(Cost: $35,227,065) .............................. 32,358,079

BlackRock Sustainable Balanced Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
U.S. Treasury Obligations
U.S. Treasury Bonds
4.25%, 05/15/39 ................. USD 66 $ 67,975
4.50%, 08/15/39 ................. 82 86,949
4.38%, 11/15/39 ................. 82 85,501
1.13%, 05/15/40 - 08/15/40 .......... 694 432,665
1.38%, 11/15/40 ................. 347 225,591
2.25%, 05/15/41 - 02/15/52 .......... 13,000 9,209,179
2.38%, 02/15/42 ................. 4,000 3,054,062
3.13%, 02/15/43 ................. 332 283,238
2.88%, 05/15/43 - 11/15/46 .......... 597 483,324
3.63%, 08/15/43 ................. 332 305,207
3.75%, 11/15/43 ................. 332 311,172
2.50%, 02/15/45 ................. 593 446,441
3.00%, 02/15/47 ................. 1,500 1,227,832
1.63%, 11/15/50 ................. 3 1,785
1.88%, 11/15/51 ................. 1,000 633,359
U.S. Treasury Notes
1.50%, 01/15/23 - 02/15/30 .......... 615 611,165
0.50%, 05/31/27 ................. 129 110,597
2.25%, 08/15/27 ................. 798 738,181
1.25%, 03/31/28 - 09/30/28 .......... 1,047 909,160
2.88%, 08/15/28 ................. 188 177,036
3.13%, 11/15/28 ................. 363 346,225
1.75%, 01/31/29 - 11/15/29 .......... 1,239 1,080,134
2.63%, 02/15/29 ................. 63 58,226
1.88%, 02/28/29 - 02/15/32 .......... 12,352 10,786,863
2.38%, 05/15/29 ................. 7,063 6,420,709
1.63%, 08/15/29 - 05/15/31 .......... 492 420,916
1.13%, 02/15/31 ................. 179 145,892
Security
Par (000)
Par (000) Value
U.S. Treasury Obligations (continued)
1.38%, 11/15/31 ................. USD 3 $ 2,442
Total U.S. Treasury Obligations — 9.1%
(Cost: $46,318,305) .............................. 38,661,826
Total Long-Term Investments — 93.9%
(Cost: $423,468,089) ............................. 396,751,013
Shares
Shares
Short-Term Securities
Money Market Funds — 7.0%
(l)(p)
BlackRock Liquidity Funds, T-Fund, Institutional
Class, 4.03% ................... 21,365,821 21,365,821
SL Liquidity Series, LLC, Money Market Series,
4.49%
(q)
....................... 8,142,628 8,141,813
Total Money Market Funds — 7.0%
(Cost: $29,506,919) .............................. 29,507,634
Par (000)
Pa r (000)
U.S. Treasury Obligations — 1.4%
U.S. Treasury Bills , 4.28%, 03/16/23
(r)
..... 6,000 5,950,242
Total U.S. Treasury Obligations — 1.4%
(Cost: $5,947,756) .............................. 5,950,242
Total Short-Term Securities — 8.4%
(Cost: $35,454,675) .............................. 35,457,876
Total Investments — 102.3%
(Cost: $458,922,764 ) ............................. 432,208,889
Liabilities in Excess of Other Assets — (2.3)% ............ (9,686,143)
Net Assets — 100.0% ..............................
$ 422,522,746
(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.
(b)
Rounds to less than 1,000.
(c)
Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)
Non-income producing security.
(f)
This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)
All or a portion of this security is on loan.
(h)
A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(i)
Perpetual security with no stated maturity date.
(j)
Issuer filed for bankruptcy and/or is in default.
(k)
Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(l)
Affiliate of the Fund.
(m)
Zero-coupon bond.
(n)
Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(o)
Represents or includes a TBA transaction.
(p)
Annualized 7-day yield as of period end.
(q)
All or a portion of this security was purchased with the cash collateral from loaned securities.
(r)
Rates are discount rates or a range of discount rates as of period end.

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

Schedule of Investments
(continued)
December 31, 2022
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of
1940, as amended, were as follows:
Affiliated Issuer
Value at
12/31/21
Purchases
at Cost
Proceeds
from Sale
Net
Realized
Gain (Loss)
Change in
Unrealized
Appreciation
(Depreciation)
Value at
12/31/22
Shares
Held at
12/31/22 Income
Capital Gain
Distributions
from
Underlying
Funds
BlackRock Liquidity Funds,
T-Fund, Institutional Class ... $ 46,127,397 $ — $ (24,761,576)
(a)
$ — $ — $ 21,365,821 21,365,821 $ 503,829 $ —
SL Liquidity Series, LLC, Money
Market Series ........... 8,980,617 — (835,848)
(a)
(3,671) 715 8,141,813 8,142,628 45,912
(b)
—
BlackRock Allocation Target
Shares - BATS Series A
(c)
... 31,424,619 — (30,479,991) (1,059,012) 114,384 — — 177,060 —
iShares MSCI China A ETF
(c)
... — 1,331,211 (1,087,072) (244,139) — — — 2,380 —
iShares MSCI India ETF ...... — 3,054,964 — — (277,668) 2,777,296 66,538 — —
iShares MSCI Taiwan ETF
(c)
.... — 6,042,426 (4,982,533) (1,059,893) — — — — —
$ (2,366,715) $ (162,569) $ 32,284,930 $ 729,181 $ —
— —
(a)
Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
(c)
As of period end, the entity is no longer held.
For Fund compliance purposes, the Fund's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

BlackRock Sustainable Balanced Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description
Number of
Contracts
Expiration
Date
Notional
Amount (000)
Value/
Unrealized
Appreciation
(Depreciation)
Long Contracts
S&P/TSX 60 Index ......................................................... 3 03/16/23 $ 518 $ (18,299)
MSCI EAFE E-Mini Index .................................................... 6 03/17/23 585 (13,596)
MSCI Emerging Markets E-Mini Index ............................................ 6 03/17/23 288 (3,666)
S&P 500 E-Mini Index ...................................................... 51 03/17/23 9,846 (328,540)
U.S. Treasury 10 Year Note ................................................... 15 03/22/23 1,682 (28,493)
U.S. Treasury Long Bond .................................................... 6 03/22/23 748 (9,311)
(401,905)
Short Contracts
MSCI EAFE E-Mini Index .................................................... 17 03/17/23 1,657 39,087
MSCI Emerging Markets E-Mini Index ............................................ 14 03/17/23 672 17,804
S&P 500 E-Mini ESG Index ................................................... 23 03/17/23 3,884 161,062
U.S. Treasury 10 Year Note ................................................... 35 03/22/23 3,925 16,253
U.S. Treasury Ultra Bond .................................................... 33 03/22/23 4,407 79,077
U.S. Treasury 2 Year Note .................................................... 55 03/31/23 11,275 (7,809)
U.S. Treasury 5 Year Note .................................................... 21 03/31/23 2,264 1,935
307,409
$ (94,496)
Forward Foreign Currency Exchange Contracts
Currency
Purchased
Currency
Sold Counterparty
Settlement
Date
Unrealized
Appreciation
(Depreciation)
USD 122,043 GBP 99,100 Deutsche Bank AG 03/15/23 $ 2,027
USD 119,853 EUR 113,000 Standard Chartered Bank 03/15/23 (1,695)
USD 1,270,745 JPY 168,903,000 Bank of America NA 03/15/23 (28,490)
(30,185)
$ (28,158)
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index
Financing
Rate Paid
by the Fund
Payment
Frequency
Termination
Date
Notional
Amount (000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
Markit CDX North American High Yield Index
Series 39.V1 ..................... 5.00 % Quarterly 12/20/27 USD 4,707 $ (34,602) $ 212,325 $ (246,927)
OTC Total Return Swaps
Paid by the Fund Received by the Fund
Rate/Reference Frequency Rate/Reference Frequency Counterparty
Termination
Date
Notional
Amount
(000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
1 day SOFR plus 0.09% Quarterly
MSCI ACWI ESG
Universal Index Quarterly BNP Paribas SA 04/11/23 USD 19,835 $ 2,030,788 $ — $ 2,030,788

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

Schedule of Investments
(continued)
December 31, 2022
Derivative Financial Instruments Categorized by Risk Exposure
The following reference rates, and their values as of period end, are used for security descriptions:
Reference Index Reference Rate
1 day SOFR ......................................... Secured Overnight Financing Rate 4.06%
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps
Description
Swap
Premiums
Paid
Swap
Premiums
Received
Unrealized
Appreciation
Unrealized
Depreciation
Centrally Cleared Swaps
(a)
.......................................................... $ 212,325 $ — $ — $ (246,927)
OTC Swaps ................................................................... — — 2,030,788 —
(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized ap preciation on futures contracts
(a)
...... $ — $ — $ 217,953 $ — $ 97,265 $ — $ 315,218
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency
exchange contracts ...................... — — — 2,027 — — 2,027
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums
paid ................................ — — 2,030,788 — — — 2,030,788
$ — $ — $ 2,248,741 $ 2,027 $ 97,265 $ — $ 2,348,033
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized de preciation on futures contracts
(a)
...... $ — $ — $ 364,101 $ — $ 45,613 $ — $ 409,714
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency
exchange contracts ...................... — — — 30,185 — — 30,185
Swaps — centrally cleared
Unrealized deprecia tion on centrally cleared swaps
(a)
. — 246,927 — — — — 246,927
$ — $ 246,927 $ 364,101 $ 30,185 $ 45,613 $ — $ 686,826
(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and
Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Net Realized Gain (Loss) from
Futures contracts ....................... $ — $ — $ 124,611 $ — $ 2,055,669 $ — $ 2,180,280
Forward foreign currency exchange contracts .... — — — 43,565 — — 43,565
Options purchased
(a)
..................... — — — (120,940) 74,257 — (46,683)
Options written ........................ — — — 57,843 (89,864) — (32,021)
Swaps .............................. — 356,746 (5,561,504) — (145,057) (588,809) (5,938,624)
$ — $ 356,746 $ (5,436,893) $ (19,532) $ 1,895,005 $ (588,809) $ (3,793,483)

BlackRock Sustainable Balanced Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Net Change in Unrealized Appreciation
(Depreciation) on
Futures contracts ....................... $ — $ — $ (410,607) $ — $ 25,521 $ — $ (385,086)
Forward foreign currency exchange contracts .... — — — (56,607) — — (56,607)
Options purchased
(b)
..................... — — — 7,052 1,582 — 8,634
Options written ........................ — — — 19,670 (4,541) — 15,129
Swaps .............................. — (243,768) 2,030,788 — (32,079) 128,619 1,883,560
$ — $ (243,768) $ 1,620,181 $ (29,885) $ (9,517) $ 128,619 $ 1,465,630
(a)
Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)
Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts
Average notional value of contracts — long .................................................................................. $ 35,972,667
Average notional value of contracts — short ................................................................................. $ 31,295,320
Forward foreign currency exchange contracts
Average amounts purchased — in USD .................................................................................... $ 1,766,938
Average amounts sold — in USD ........................................................................................ $ 576,676
Options
Average value of option contracts purchased ................................................................................ $ —
(a)
Average value of option contracts written ................................................................................... $ —
(a)
Average notional value of swaption contracts purchased ......................................................................... $ —
(a)
Average notional value of swaption contracts written ........................................................................... $ —
(a)
Credit default swaps
Average notional value — buy protection ................................................................................... $ 4,403,287
Average notional value — sell protection ................................................................................... $ 2,806,250
Interest rate swaps
Average notional value — pays fixed rate ................................................................................... $ —
(a)
Average notional value — receives fixed rate ................................................................................ $ —
(a)
Inflation swaps
Average notional value — pays fixed rate ................................................................................... $ —
(a)
Average notional value — receives fixed rate ................................................................................ $ —
(a)
Total return swaps
Average notional value ............................................................................................... $ 16,646,580
(a)
Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
The Fund's derivative assets and liabilities (by type) were as follows:
Assets
Liabilities
Derivative Financial Instruments $ —
Futures contracts .................................................................................... $ 65,074 $ 19,255
Forward foreign currency exchange contracts ................................................................. 2,027 30,185
Swaps — centrally cleared .............................................................................. — 32,723
Swaps — OTC
(a)
..................................................................................... 2,030,788 —
Total derivative assets and liabilities in the Statements of Assets and Liabilities ............................................
$ 2,097,889 $ 82,163
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA") ........................................
(65,074) (51,978)
Total derivative assets and liabilities subject to an MNA ............................................................
$ 2,032,815 $ 30,185
(a)
Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

Schedule of Investments
(continued)
December 31, 2022
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund's financial instruments into major categories is disclosed in the Schedule of Investments above.
The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty
Derivative
Assets
Subject to
an MNA by
Counterparty
Derivatives
Available
for Offset
(a)
Non-cash
Collateral
Received
Cash
Collateral
Received
(b)
Net Amount
of Derivative
Assets
(c)(d)
BNP Paribas SA ................................. $ 2,030,788 $ — $ — $ (2,030,788) $ —
Deutsche Bank AG ............................... 2,027 — — — 2,027
$ 2,032,815 $ — $ — $ (2,030,788) $ 2,027
Counterparty
Derivative
Liabilities
Subject to
an MNA by
Counterparty
Derivatives
Available
for Offset
(a)
Non-cash
Collateral
Pledged
Cash
Collateral
Pledged
Net Amount of
Derivative
Liabilities
(d)(e)
Bank of America NA .............................. $ 28,490 $ — $ — $ — $ 28,490
Standard Chartered Bank ........................... 1,695 — — — 1,695
$ 30,185 $ — $ — $ — $ 30,185
(a)
The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)
Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)
Net amount represents the net amount receivable from the counterparty in the event of default.
(d)
Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)
Net amount represents the net amount payable due to the counterparty in the event of default.
Level 1 Level 2 Level 3 Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities ................................... $ — $ 929,624 $ — $ 929,624
Common Stocks
Aerospace & Defense .................................... 856,963 666,244 — 1,523,207
Air Freight & Logistics .................................... 1,136,401 726,859 — 1,863,260
Airlines .............................................. — 168,296 — 168,296
Auto Components ...................................... 289,317 358,044 — 647,361
Automobiles .......................................... 1,346,133 4,539,578 — 5,885,711
Banks ............................................... 9,169,871 5,131,225 — 14,301,096
Beverages ........................................... 6,119,084 1,353,318 — 7,472,402
Biotechnology ......................................... 3,859,677 797,017 — 4,656,694
Building Products ....................................... 981,448 186,252 — 1,167,700
Capital Markets ........................................ 3,465,218 2,483,124 — 5,948,342
Chemicals ............................................ 289,556 3,390,246 — 3,679,802
Commercial Services & Supplies ............................. 309,835 — — 309,835
Communications Equipment ................................ 1,343,511 244,639 — 1,588,150
Construction & Engineering ................................ 1,612,342 1,470,642 — 3,082,984
Construction Materials .................................... — 234,954 — 234,954
Consumer Finance ...................................... 2,815,016 — — 2,815,016
Containers & Packaging .................................. 283,246 — — 283,246
Distributors ........................................... 147,038 — — 147,038
Diversified Consumer Services .............................. 237,972 64,586 — 302,558
Diversified Financial Services ............................... 1,175,056 526,583 — 1,701,639
Diversified Telecommunication Services ........................ 598,251 1,637,745 — 2,235,996
Electric Utilities ........................................ 2,552,315 1,150,700 — 3,703,015
Electrical Equipment ..................................... 229,147 2,733,954 — 2,963,101

BlackRock Sustainable Balanced Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
Level 1 Level 2 Level 3 Total
Electronic Equipment, Instruments & Components ................. $ 311,812 $ 2,086,480 $ — $ 2,398,292
Energy Equipment & Services .............................. 256,468 18,228 — 274,696
Entertainment ......................................... — 28,241 — 28,241
Equity Real Estate Investment Trusts (REITs) .................... 1,939,015 636,106 — 2,575,121
Food & Staples Retailing .................................. 1,431,768 2,588,749 — 4,020,517
Food Products ......................................... 3,389,392 579,030 — 3,968,422
Health Care Equipment & Supplies ........................... 6,926,360 100,481 — 7,026,841
Health Care Providers & Services ............................ 6,146,039 94,678 — 6,240,717
Health Care Technology .................................. 7,746 — — 7,746
Hotels, Restaurants & Leisure .............................. 2,783,466 1,604,496 — 4,387,962
Household Durables ..................................... 426,982 340,624 — 767,606
Household Products ..................................... 2,059,438 — — 2,059,438
Independent Power and Renewable Electricity Producers ............ 133,352 165,789 — 299,141
Industrial Conglomerates .................................. 2,984,896 2,301,190 — 5,286,086
Insurance ............................................ 4,858,510 2,819,792 — 7,678,302
Interactive Media & Services ............................... 5,911,491 2,674,053 — 8,585,544
Internet & Direct Marketing Retail ............................ 3,872,445 1,500,461 — 5,372,906
IT Services ........................................... 9,590,710 279,004 — 9,869,714
Leisure Products ....................................... — 194,783 — 194,783
Life Sciences Tools & Services .............................. 4,913,859 294,908 — 5,208,767
Machinery ............................................ 595,065 1,851,425 — 2,446,490
Marine .............................................. — 967,962 — 967,962
Media ............................................... 2,868,155 56,677 — 2,924,832
Metals & Mining ........................................ 1,027,225 2,669,215 — 3,696,440
Multiline Retail ......................................... — 58,625 — 58,625
Multi-Utilities .......................................... — 809,667 — 809,667
Oil, Gas & Consumable Fuels ............................... 10,811,787 1,810,945 — 12,622,732
Paper & Forest Products .................................. 105,280 7,952 — 113,232
Personal Products ...................................... 239,178 1,250,158 — 1,489,336
Pharmaceuticals ....................................... 6,797,075 4,002,071 — 10,799,146
Professional Services .................................... 615,893 2,077,987 — 2,693,880
Real Estate Management & Development ....................... 87,450 2,193,268 — 2,280,718
Road & Rail ........................................... — 36,000 — 36,000
Semiconductors & Semiconductor Equipment .................... 5,854,966 2,911,336 — 8,766,302
Software ............................................. 14,214,122 46,985 — 14,261,107
Specialty Retail ........................................ 4,885,143 1,240,131 — 6,125,274
Technology Hardware, Storage & Peripherals .................... 12,104,228 724,271 — 12,828,499
Textiles, Apparel & Luxury Goods ............................ 705,335 3,942,925 — 4,648,260
Thrifts & Mortgage Finance ................................ 12,434 — — 12,434
Trading Companies & Distributors ............................ — 860,940 — 860,940
Transportation Infrastructure ............................... 55,816 112,805 — 168,621
Water Utilities ......................................... — 350,254 — 350,254
Wireless Telecommunication Services ......................... — 1,289,637 — 1,289,637
Corporate Bonds
Air Freight & Logistics .................................... — 400,461 — 400,461
Airlines .............................................. — 196,878 — 196,878
Automobiles .......................................... — 255,813 — 255,813
Banks ............................................... — 17,558,330 — 17,558,330
Beverages ........................................... — 4,648,016 — 4,648,016
Biotechnology ......................................... — 2,508,993 — 2,508,993
Building Products ....................................... — 1,035,866 — 1,035,866
Capital Markets ........................................ — 8,507,059 — 8,507,059
Chemicals ............................................ — 176,876 — 176,876
Commercial Services & Supplies ............................. — 394,383 — 394,383
Communications Equipment ................................ — 735,112 — 735,112
Construction & Engineering ................................ — 345,333 — 345,333
Consumer Finance ...................................... — 722,991 — 722,991
Distributors ........................................... — 140,051 — 140,051
Diversified Financial Services ............................... — 917,223 — 917,223
Diversified Telecommunication Services ........................ — 699,979 — 699,979
Electric Utilities ........................................ — 1,998,497 — 1,998,497
Electronic Equipment, Instruments & Components ................. — 1,566,323 — 1,566,323
Energy Equipment & Services .............................. — 159,879 — 159,879
Entertainment ......................................... — 345,026 — 345,026
Fair Value Hierarchy as of Period End (continued)

2022
BlackRock Annual Report to Shareholders
BlackRock Sustainable Balanced Portfolio

Schedule of Investments
(continued)
December 31, 2022
See notes to financial statements.
Level 1 Level 2 Level 3 Total
Equity Real Estate Investment Trusts (REITs) .................... $ — $ 2,275,048 $ — $ 2,275,048
Food Products ......................................... — 4,170,554 — 4,170,554
Gas Utilities ........................................... — 415,443 — 415,443
Health Care Equipment & Supplies ........................... — 350,977 — 350,977
Health Care Providers & Services ............................ — 3,702,332 — 3,702,332
Hotels, Restaurants & Leisure .............................. — 223,355 — 223,355
Household Products ..................................... — 13,537 — 13,537
Industrial Conglomerates .................................. — 875,361 — 875,361
Insurance ............................................ — 4,188,991 — 4,188,991
Internet & Direct Marketing Retail ............................ — 77,149 — 77,149
IT Services ........................................... — 3,492,707 — 3,492,707
Life Sciences Tools & Services .............................. — 1,246,567 — 1,246,567
Machinery ............................................ — 1,515,919 — 1,515,919
Media ............................................... — 430,828 — 430,828
Metals & Mining ........................................ — 1,185,079 — 1,185,079
Multi-Utilities .......................................... — 718,764 — 718,764
Oil, Gas & Consumable Fuels ............................... — 3,275,799 — 3,275,799
Paper & Forest Products .................................. — 224,318 — 224,318
Pharmaceuticals ....................................... — 3,116,105 — 3,116,105
Professional Services .................................... — 1,166,187 — 1,166,187
Real Estate Management & Development ....................... — 167,833 — 167,833
Road & Rail ........................................... — 238,381 — 238,381
Semiconductors & Semiconductor Equipment .................... — 3,604,021 — 3,604,021
Software ............................................. — 4,406,440 — 4,406,440
Specialty Retail ........................................ — 1,391,783 — 1,391,783
Technology Hardware, Storage & Peripherals .................... — 292,406 — 292,406
Thrifts & Mortgage Finance ................................ — 228,959 — 228,959
Wireless Telecommunication Services ......................... — 493,418 — 493,418
Floating Rate Loan Interests ................................. — — 133 133
Investment Companies .................................... 2,777,296 — — 2,777,296
Non-Agency Mortgage-Backed Securities ........................ — 722,834 — 722,834
Other Interests .......................................... — — — —
Preferred Securities ....................................... — 1,317,220 — 1,317,220
Rights ................................................ 18 — — 18
U.S. Government Sponsored Agency Securities .................... — 32,358,079 — 32,358,079
U.S. Treasury Obligations ................................... — 38,661,826 — 38,661,826
Short-Term Securities
Money Market Funds ...................................... 21,365,821 — — 21,365,821
U.S. Treasury Obligations ................................... — 5,950,242 — 5,950,242
$ 181,883,433 $ 242,183,510 $ 133 $ 424,067,076
Investments valued at NAV
(a)
...................................... 8,141,813
$ —
$ 432,208,889
$ —
Derivative Financial Instruments
(b)
Assets
Equity contracts ........................................... $ 217,953 $ 2,030,788 $ — $ 2,248,741
Foreign currency exchange contracts ............................ — 2,027 — 2,027
Interest rate contracts ....................................... 97,265 — — 97,265
Liabilities
Credit contracts ........................................... — (246,927) — (246,927)
Equity contracts ........................................... (364,101) — — (364,101)
Foreign currency exchange contracts ............................ — (30,185) — (30,185)
Interest rate contracts ....................................... (45,613) — — (45,613)
$ (94,496) $ 1,755,703 $ — $ 1,661,207
(a)
Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.
Fair Value Hierarchy as of Period End (continued)

BlackRock U.S. Government Bond Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
December 31, 2022
Security
Par (000)
Par (000) Value
Asset-Backed Securities
Romark WM-R Ltd., Series 2018-1A, Class
A1, (LIBOR USD 3 Month + 1.03%), 5.27%,
04/20/31
(a)(b)
.................... USD 396 $ 388,524
Total Asset-Backed Securities — 1.1%
(Cost: $395,847) ................................ 388,524
Floating Rate Loan Interests
Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.,
0.00%
,
 12/31/23
(c)(d)
............... 697 —
Total Floating Rate Loan Interests — 0.0%
(Cost: $4) .................................... —
Foreign Government Obligations
Mexico — 0.1%
United Mexican States
5.75%, 03/05/26 ................. MXN 2 6,957
7.50%, 06/03/27 ................. 2 9,665
8.50%, 11/18/38 ................. 2 9,723
26,345
Romania — 0.0%
Romania Government Bond
(e)
2.13%, 03/07/28 ................. EUR 2 1,779
2.88%, 05/26/28 ................. 1 924
2,703
Total Foreign Government Obligations — 0.1%
(Cost: $28,925) ................................ 29,048
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 3.6%
280 Park Avenue Mortgage Trust, Series
2017-280P, Class A, (LIBOR USD 1 Month +
0.88%), 5.12%, 09/15/34
(a)(b)
......... USD 121 117,950
BFLD Trust, Series 2020-EYP, Class A, (LIBOR
USD 1 Month + 1.15%), 5.47%, 10/15/35
(a)(b)
128 121,606
BPR Trust, Series 2021-TY, Class A, (LIBOR
USD 1 Month + 1.05%), 5.37%, 09/15/38
(a)(b)
131 123,413
BX Trust
(a)(b)
Series 2021-MFM1, Class C, (LIBOR USD 1
Month + 1.20%), 5.52%, 01/15/34 ... 30 28,588
Series 2021-VIEW, Class A, (LIBOR USD 1
Month + 1.28%), 5.60%, 06/15/36 ... 50 47,563
CFK Trust, Series 2020-MF2, Class B, 2.79%,
03/15/39
(b)
..................... 140 120,061
Commercial Mortgage Trust, Series 2017-
COR2, Class AM, 3.80%, 09/10/50 ..... 19 17,289
CSAIL Commercial Mortgage Trust, Series
2018-CX11, Class A5, 4.03%, 04/15/51
(a)
. 42 39,143
CSMC Trust, Series 2021-BHAR, Class A,
(LIBOR USD 1 Month + 1.15%), 5.47%,
11/15/38
(a)(b)
.................... 146 139,189
Hudson Yards Mortgage Trust, Series 2019-
30HY, Class D, 3.44%, 07/10/39
(a)(b)
.... 101 76,200
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2020-609M, Class
A, (LIBOR USD 1 Month + 1.37%), 5.69%,
10/15/33
(a)(b)
.................... 100 94,682
Morgan Stanley Capital I Trust
(a)
Series 2018-H3, Class B, 4.62%, 07/15/51 34 30,070
Series 2018-SUN, Class A, (LIBOR USD 1
Month + 0.90%), 5.22%, 07/15/35
(b)
.. 130 127,388
Security
Par (000)
Par (000) Value
Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class A, (LIBOR USD 1
Month + 1.20%), 5.52%, 05/15/31
(a)(b)
... USD 140 $ 131,574
1,214,716
Interest Only Commercial Mortgage-Backed Securities — 0.7%
(a)
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF3, Class XA, 0.74%,
10/15/54
(b)
..................... 110 4,565
Benchmark Mortgage Trust, Series 2020-B20,
Class XA, 1.62%, 10/15/53 .......... 1,012 77,828
CSAIL Commercial Mortgage Trust, Series
2019-C16, Class XA, 1.55%, 06/15/52 .. 1,525 109,251
UBS Commercial Mortgage Trust, Series 2019-
C17, Class XA, 1.47%, 10/15/52 ...... 971 68,175
259,819
Total Non-Agency Mortgage-Backed Securities — 4.3%
(Cost: $1,626,167) .............................. 1,474,535
Beneficial Interest
(000)
Other Interests
(f)
Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.
(a)(c)
....... 697 —
Total Other Interests — 0.0%
(Cost: $4) .................................... —
Par (000)
Par (000)
U.S. Government Sponsored Agency Securities
Agency Obligations — 1.2%
Federal Home Loan Bank, 4.00%, 04/10/28 . 400 396,553
Collateralized Mortgage Obligations — 0.3%
Federal National Mortgage Association, Series
2011-8, Class ZA, 4.00%, 02/25/41 ..... 66 62,678
Government National Mortgage Association
Variable Rate Notes, Series 2014-107, Class
WX, 6.73%, 07/20/39
(a)
............. 47 48,516
111,194
Interest Only Collateralized Mortgage Obligations — 0.4%
Federal National Mortgage Association
Series 2020-32, 4.00%, 05/25/50 ...... 82 15,646
Series 2020-32, Class PI, 4.00%, 05/25/50 92 17,682
Government National Mortgage Association
Series 2020-115, Class IM, 3.50%, 08/20/50 117 16,740
Series 2020-146, Class DI, 2.50%, 10/20/50 139 17,963
Series 2020-162, Class TI, 2.50%, 10/20/50 281 35,908
Series 2020-175, Class DI, 2.50%, 11/20/50 74 9,187
Series 2020-185, Class MI, 2.50%, 12/20/50 158 21,333
134,459
Interest Only Commercial Mortgage-Backed Securities — 0.6%
(a)
Federal Home Loan Mortgage Corp. Multifamily
Structured Pass-Through Certificates
Variable Rate Notes
Series K105, Class X1, 1.52%, 01/25/30 . 551 45,671
Series K116, Class X1, 1.43%, 07/25/30 . 100 8,018
Series K119, Class X1, 0.93%, 09/25/30 . 149 8,068
Series K120, Class X1, 1.04%, 10/25/30 . 734 43,989
Series K122, Class X1, 0.88%, 11/25/30 . 218 11,344

2022
BlackRock Annual Report to Shareholders
BlackRock U.S. Government Bond Portfolio

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Security
Par (000)
Par (000) Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Federal National Mortgage Association ACES
Variable Rate Notes, Series 2020-M21,
Class AX, 1.81%, 01/25/58 .......... USD 223 $ 29,802
Government National Mortgage Association
Variable Rate Notes
Series 2002-83, 0.00%, 10/16/42
(c)
..... 198 —
Series 2003-17, 0.00%, 03/16/43
(c)
..... 171 —
Series 2003-109, 0.00%, 11/16/43 ..... 301 12
Series 2016-22, 0.72%, 11/16/55 ...... 1,099 26,727
Series 2016-151, 0.85%, 06/16/58 ..... 382 13,863
Series 2017-30, 0.58%, 08/16/58 ...... 193 5,358
Series 2017-61, 0.75%, 05/16/59 ...... 149 5,699
198,551
Mortgage-Backed Securities — 57.2%
Federal Home Loan Mortgage Corp.
2.50%, 03/01/30 - 04/01/31 .......... 78 73,365
3.00%, 09/01/27 - 12/01/46 .......... 136 126,527
3.50%, 04/01/31 - 01/01/48 .......... 184 176,217
4.00%, 08/01/40 - 12/01/45 .......... 26 25,405
4.50%, 02/01/39 - 07/01/47 .......... 87 86,305
5.00%, 11/01/41 ................. 38 38,236
5.50%, 06/01/41 ................. 44 45,492
8.00%, 08/01/30 - 06/01/31 .......... 1 1,147
Federal National Mortgage Association
3.50%, 11/01/46 ................. 77 70,695
4.00%, 01/01/41 ................. 2 2,110
Government National Mortgage Association
2.00%, 08/20/50 - 02/20/51 .......... 680 573,288
2.00%, 01/15/53
(g)
................ 201 167,986
2.50%, 04/20/51 - 07/20/52 .......... 1,003 870,202
3.00%, 02/15/45 - 12/20/51 .......... 554 496,454
3.00%, 01/15/53
(g)
................ 67 59,553
3.50%, 01/15/42 - 04/20/48 .......... 514 478,937
3.50%, 01/15/53
(g)
................ 81 74,408
4.00%, 10/20/40 - 06/20/50 .......... 920 877,882
4.00%, 01/15/53
(g)
................ 20 18,922
4.50%, 12/20/39 - 08/20/50 .......... 342 339,694
4.50%, 01/15/53
(g)
................ 84 81,473
5.00%, 07/15/39 - 07/20/44 .......... 29 29,237
5.00%, 01/15/53
(g)
................ 123 121,860
Uniform Mortgage-Backed Securities
1.50%, 01/25/38
(g)
................ 184 159,277
1.50%, 11/01/41 - 11/01/51 .......... 810 652,752
2.00%, 10/01/31 - 03/01/52 .......... 4,356 3,583,261
2.00%, 01/25/38 - 01/25/53
(g)
......... 1,114 944,721
2.50%, 04/01/30 - 03/01/52 .......... 3,279 2,835,311
2.50%, 01/25/38 - 01/25/53
(g)
......... 452 385,613
3.00%, 04/01/29 - 08/01/52 .......... 1,945 1,759,649
3.00%, 01/25/38 - 01/25/53
(g)
......... 118 103,589
3.50%, 08/01/30 - 09/01/52 .......... 1,097 1,014,733
3.50%, 01/25/38 - 01/25/53
(g)
......... 110 100,396
4.00%, 09/01/33 - 10/01/51 .......... 929 887,484
4.00%, 01/25/53
(g)
................ 53 49,696
4.50%, 06/01/26 - 08/01/52 .......... 399 391,407
4.50%, 01/25/53 - 02/25/53
(g)
......... 347 333,899
5.00%, 02/01/35 - 12/01/43 .......... 90 91,647
5.00%, 01/25/53
(g)
................ 292 287,685
5.50%, 09/01/36 - 09/01/39 .......... 120 123,308
5.50%, 01/25/53 - 02/25/53
(g)
......... 778 779,971
6.00%, 04/01/35 - 09/01/40 .......... 93 96,747
Security
Par (000)
Par (000) Value
Mortgage-Backed Securities (continued)
6.50%, 05/01/40 ................. USD 19 $ 20,281
19,436,822
Total U.S. Government Sponsored Agency Securities — 59.7%
(Cost: $22,091,067) .............................. 20,277,579
U.S. Treasury Obligations
U.S. Treasury Bonds
4.25%, 05/15/39 ................. 160 164,788
4.50%, 08/15/39 ................. 160 169,656
4.38%, 11/15/39 ................. 160 166,831
3.13%, 02/15/43 ................. 610 520,406
2.88%, 05/15/43 - 11/15/46 .......... 1,200 970,650
3.63%, 08/15/43 ................. 610 560,771
3.75%, 11/15/43 ................. 610 571,732
3.00%, 02/15/48 ................. 590 483,593
2.25%, 08/15/49 ................. 727 511,058
1.63%, 11/15/50 ................. 105 62,475
U.S. Treasury Notes
2.75%, 05/31/23 ................. 1,180 1,171,242
2.00%, 02/15/25 ................. 1,470 1,398,682
2.13%, 05/15/25 ................. 1,290 1,225,853
1.50%, 08/15/26
(h)
................ 1,700 1,549,523
2.25%, 08/15/27 ................. 1,180 1,091,546
2.88%, 08/15/28 ................. 350 329,588
3.13%, 11/15/28 ................. 350 333,826
1.63%, 08/15/29 ................. 125 108,472
Total U.S. Treasury Obligations — 33.5%
(Cost: $12,937,922) .............................. 11,390,692
Total Long-Term Investments — 98.7%
(Cost: $37,079,936) .............................. 33,560,378
Shares
Shares
Short-Term Securities
Money Market Funds — 3.0%
BlackRock Liquidity Funds, T-Fund, Institutional
Class, 4.03%
(i)(j)
.................. 1,014,150 1,014,150
Total Money Market Funds — 3.0%
(Cost: $1,014,150) .............................. 1,014,150
Par (000)
Pa r (000)
U.S. Government Sponsored Agency Securities
Agency Obligations — 9.7%
Federal Home Loan Bank Discount Notes,
3.88%, 01/13/23
(k)
............... 3,300 3,296,082
Total U.S. Government Sponsored Agency Securities — 9.7%
(Cost: $3,295,743) .............................. 3,296,082
Total Short-Term Securities — 12.7%
(Cost: $4,309,893) .............................. 4,310,232
Total Investments Before Options Written and TBA Sale
Commitments — 111.4%
(Cost: $41,389,829 ) .............................. 37,870,610
Total Options Written — (0.2)%
(Premium Received — $(65,894)) .................... (75,036)

BlackRock U.S. Government Bond Portfolio
Schedules of Investments

(Percentages shown are based on Net Assets)
Schedule of Investments
(continued)
December 31, 2022
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Security
Par (000)
Pa r (000) Value
TBA Sale Commitments
(g)
Mortgage-Backed Securities — (12.0)%
Government National Mortgage Association
2.00% ,  01/15/53 ................. USD (40) $ (33,514)
2.50% ,  01/15/53 ................. (190) (164,868)
3.00% ,  01/15/53 ................. (33) (29,376)
Uniform Mortgage-Backed Securities
1.50% ,  01/25/38 - 01/25/53 .......... (84) (67,362)
2.00% ,  01/25/38 - 02/25/53 .......... (1,324) (1,080,444)
2.50% ,  01/25/38 - 02/25/53 .......... (866) (734,836)
3.00% ,  01/25/38 - 01/25/53 .......... (355) (316,249)
Security
Par (000)
Par (000) Value
Mortgage-Backed Securities (continued)
3.50% ,  01/25/38 - 02/25/53 .......... USD (414) $ (376,546)
4.00% ,  01/25/53 - 02/25/53 .......... (262) (245,675)
4.50% ,  01/25/53 ................. (252) (242,007)
5.50% ,  01/25/53 - 02/25/53 .......... (778) (779,970)
Total TBA Sale Commitments — (12.0)%
(Proceeds: $(4,101,318)) .......................... (4,070,847)
Total Investments Net of Options Written and TBA Sale
Commitments — 99.2%
(Cost: $37,222,617 ) .............................. 33,724,727
Other Assets Less Liabilities — 0.8% ................... 261,638
Net Assets — 100.0% ..............................
$ 33,986,365
(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)
Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Fixed rate.
(e)
This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)
Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(g)
Represents or includes a TBA transaction.
(h)
All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)
Annualized 7-day yield as of period end.
(j)
Affiliate of the Fund.
(k)
Rates are discount rates or a range of discount rates as of period end.
Affiliated Issuer
Value at
12/31/21
Purchases
at Cost
Proceeds
from Sale
Net
Realized
Gain (Loss)
Change in
Unrealized
Appreciation
(Depreciation)
Value at
12/31/22
Shares
Held at
12/31/22 Income
Capital Gain
Distributions
from
Underlying
Funds
BlackRock Liquidity Funds,
T-Fund, Institutional Class ... $ 9,926,837 $ — $ (8,912,687)
(a)
$ — $ — $ 1,014,150 1,014,150 $ 16,496 $ —
— —
(a)
Represents net amount purchased (sold).
For Fund compliance purposes, the Fund's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Reverse Repurchase Agreements
Counterparty
Interest
Rate
Trade
Date
Maturity
Date Face Value
Face Value
Including
Accrued Interest
Type of Non-Cash
Underlying Collateral
Remaining Contractual
Maturity of the Agreements
Nomura Securities
International, Inc. ..... 4.38% 12/30/22 01/03/23   $ 1,561,875 $ 1,562,255 U.S. Treasury Obligations Overnight

2022
BlackRock Annual Report to Shareholders
BlackRock U.S. Government Bond Portfolio

Schedule of Investments
(continued)
December 31, 2022
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description
Number of
Contracts
Expiration
Date
Notional
Amount (000)
Value/
Unrealized
Appreciation
(Depreciation)
Long Contracts
U.S. Treasury 10 Year Note ................................................... 25 03/22/23 $ 2,804 $ (33,632)
U.S. Treasury 10 Year Ultra Note ............................................... 6 03/22/23 707 (7,805)
U.S. Treasury Ultra Bond .................................................... 5 03/22/23 668 (5,087)
U.S. Treasury 2 Year Note .................................................... 2 03/31/23 410 (1,924)
U.S. Treasury 5 Year Note .................................................... 27 03/31/23 2,911 (10,595)
(59,043)
Short Contracts
U.S. Treasury Long Bond .................................................... 8 03/22/23 998 22,725
$ (36,318)
Forward Foreign Currency Exchange Contracts
Currency
Purchased
Currency
Sold Counterparty
Settlement
Date
Unrealized
Appreciation
(Depreciation)
AUD 10,000 USD 6,725 Morgan Stanley & Co. International plc 01/12/23 $ 86
EUR 10,000 USD 10,396 HSBC Bank plc 01/12/23 315
JPY 1,372,905 USD 10,000 Bank of New York Mellon 01/12/23 472
JPY 1,358,932 USD 10,000 Barclays Bank plc 01/12/23 366
MXN 198,695 USD 10,000 Morgan Stanley & Co. International plc 01/12/23 181
ZAR 170,679 USD 10,000 Barclays Bank plc 01/12/23 38
USD 10,487 MXN 206,000 Citibank NA 02/21/23 11
USD 7,050 MXN 136,930 Deutsche Bank AG 02/21/23 87
1,556
USD 10,654 EUR 10,000 HSBC Bank plc 01/12/23 (56)
USD 12,024 GBP 10,000 Royal Bank of Canada 01/12/23 (68)
USD 10,000 JPY 1,344,425 Royal Bank of Canada 01/12/23 (255)
USD 6,349 NZD 10,000 HSBC Bank plc 01/12/23 (2)
USD 10,000 ZAR 172,358 Barclays Bank plc 01/12/23 (137)
USD 2,862 EUR 2,666 Deutsche Bank AG 02/21/23 (1)
USD 9,556 MXN 191,416 JPMorgan Chase Bank NA 02/21/23 (178)
USD 17,601 CAD 24,000 BNP Paribas SA 03/15/23 (134)
(831)
$ 725
Exchange-Traded Options Written
Description
Number of
Contracts
Expiration
Date
Exercise
Price
Notional
Amount (000) Value
Call
U.S. Treasury 5 Year Note ....................... 1 01/27/23 USD 108.25 USD 100 $ (484)
OTC Interest Rate Swaptions Written
Paid by the Fund Received by the Fund
Description Rate Frequency Rate Frequency Counterparty
Expiration
Date Exercise Rate
Notional
Amount (000) Value
Call
10-Year Interest Rate Swap
(a)
2.10% Semi-Annual 1 day SOFR Annual Bank of America NA 03/17/23 2.10 % USD 300 $ (92)
10-Year Interest Rate Swap
(a)
2.60% Semi-Annual 1 day SOFR Annual Bank of America NA 04/12/23 2.60 USD 200 (533)

BlackRock U.S. Government Bond Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
OTC Interest Rate Swaptions Written (continued)
Paid by the Fund Received by the Fund
Description Rate Frequency Rate Frequency Counterparty
Expiration
Date Exercise Rate
Notional
Amount (000) Value
10-Year Interest Rate Swap
(a)
3.13% Semi-Annual 1 day SOFR Annual Deutsche Bank AG 06/14/23 3.13 % USD 300 $ (4,612)
(5,237)
Put
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 2.10% Semi-Annual Bank of America NA 03/17/23 2.10 USD 300 (35,846)
2-Year Interest Rate Swap
(a)
. 1 day SOFR Annual 4.75% Semi-Annual Barclays Bank plc 04/11/23 4.75 USD 1,500 (3,499)
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 2.60% Semi-Annual Bank of America NA 04/12/23 2.60 USD 200 (16,015)
10-Year Interest Rate Swap
(a)
1 day SOFR Annual 3.13% Semi-Annual Deutsche Bank AG 06/14/23 3.13 USD 300 (13,955)
(69,315)
$ (74,552)
(a)
Forward settling swaption.
Centrally Cleared Interest Rate Swap s
Paid by the Fund Received by the Fund
Rate Frequency Rate Frequency
Effective
Date
Termination
Date
Notional
Amount (000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
28 day MXIBTIIE Monthly 10.17% Monthly N/A 09/14/23 MXN 484 $ (152) $ — $ (152)
28 day MXIBTIIE Monthly 10.30% Monthly N/A 09/18/23 MXN 386 (102) — (102)
6.15% Annual 3 month WIBOR Quarterly 04/11/23
(a)
04/11/24 PLN 70 149 — 149
3.13% Annual 1 day SOFR Annual N/A 06/14/24 USD 700 14,404 — 14,404
2.22% Annual
6 month
EURIBOR Semi-Annual N/A 09/12/24 EUR 19 302 5 297
3.63% Annual 1 day SOFR Annual N/A 09/13/24 USD 400 6,329 — 6,329
3.58% Annual 1 day SOFR Annual N/A 09/13/24 USD 600 10,069 — 10,069
4.16% Annual 1 day SOFR Annual N/A 09/23/24 USD 900 5,427 — 5,427
4.32% Annual 1 day SOFR Annual N/A 09/27/24 USD 900 2,714 — 2,714
1 day SOFR Annual 3.66% Annual N/A 10/17/24 USD 1,100 (17,496) — (17,496)
1 day SOFR Annual 3.45% Annual N/A 11/08/24 USD 1,300 (26,097) — (26,097)
1 day SOFR Annual 3.75% Annual N/A 11/21/24 USD 1,400 (19,931) — (19,931)
4.22% Annual 1 day SOFR Annual N/A 12/15/24 USD 400 1,957 — 1,957
1 day SOFR Annual 4.17% Annual N/A 12/15/24 USD 1,600 (9,485) — (9,485)
6.87% Annual 6 month WIBOR Semi-Annual N/A 09/29/27 PLN 12 (68) — (68)
6.99% Annual 6 month WIBOR Semi-Annual N/A 09/30/27 PLN 17 (116) — (116)
5.99% Annual 6 month WIBOR Semi-Annual 03/15/23
(a)
03/15/28 PLN 14 14 — 14
5.92% Annual 6 month WIBOR Semi-Annual 03/15/23
(a)
03/15/28 PLN 45 74 — 74
5.67% Annual 6 month WIBOR Semi-Annual 03/15/23
(a)
03/15/28 PLN 15 59 — 59
2.16% Annual 1 day SOFR Annual N/A 04/01/32 USD 200 21,974 — 21,974
6 month
EURIBOR Semi-Annual 2.44% Annual 07/14/27
(a)
07/14/32 EUR 10 (304) — (304)
1 day SOFR Annual 3.64% Annual N/A 09/28/32 USD 200 1,269 395 874
$ (9,010) $ 400 $ (9,410)
(a)
Forward swap.
OTC Credit Default Swap s — Buy Protection
Reference Obligation/Index
Financing
Rate Paid
by the Fund
Payment
Frequency Counterparty
Termination
Date
Notional
Amount (000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
United Mexican States ...... 1.00 % Quarterly Bank of America NA 12/20/27 USD 4 $ 53 $ 46 $ 7
$ – $ – $ –

2022
BlackRock Annual Report to Shareholders
BlackRock U.S. Government Bond Portfolio

Schedule of Investments
(continued)
December 31, 2022
OTC Interest Rate Swaps
Paid by the Fund Received by the Fund
Rate Frequency Rate Frequency Counterparty
Termination
Date
Notional
Amount
(000) Value
Upfront
Premium
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
1 day
BZDIOVER At Termination 13.97% At Termination Citibank NA 01/02/24 BRL 48 $ 45 $ — $ 45
1 day
BZDIOVER At Termination 13.98% At Termination Citibank NA 01/02/24 BRL 46 43 — 43
1 day
BZDIOVER At Termination 14.49% At Termination
Goldman Sachs
International 01/02/24 BRL 50 94 — 94
1 day
BZDIOVER At Termination 11.65% At Termination JPMorgan Chase Bank NA 01/02/25 BRL 24 (118) — (118)
1 day
BZDIOVER At Termination 11.69% At Termination Citibank NA 01/02/25 BRL 33 (158) — (158)
$ (94) $ — $ (94)
The following reference rates, and their values as of period end, are used for security descriptions:
Reference Index Reference Rate
1 day BZDIOVER ..................................... Overnight Brazil CETIP — Interbank Rate 0.05%
1 day SOFR ......................................... Secured Overnight Financing Rate 4.06
28 day MXIBTIIE ...................................... Mexico Interbank TIIE 28-Day 10.77
3 month WIBOR ...................................... Warsaw Interbank Offered Rate 7.02
6 month EURIBOR ..................................... Euro Interbank Offered Rate 2.69
6 month WIBOR ...................................... Warsaw Interbank Offered Rate 7.04
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written
Description
Swap
Premiums
Paid
Swap
Premiums
Received
Unrealized
Appreciation
Unrealized
Depreciation Value
Centrally Cleared Swaps
(a)
........................................... $ 400 $ — $ 64,341 $ (73,751) $ —
OTC Swaps ..................................................... 46 — 189 (276) —
Options Written ................................................... N/A N/A 27,766 (36,908) (75,036)
(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

BlackRock U.S. Government Bond Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts
(a)
...... $ — $ — $ — $ — $ 22,725 $ — $ 22,725
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency
exchange contracts ...................... — — — 1,556 — — 1,556
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps
(a)
. — — — — 64,341 — 64,341
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums
paid ................................ — 53 — — 182 — 235
$ — $ 53 $ — $ 1,556 $ 87,248 $ — $ 88,857
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts
(a)
...... — — — — 59,043 — 59,043
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency
exchange contracts ...................... — — — 831 — — 831
Options written
(b)
Options written at value ..................... — — — — 75,036 — 75,036
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps
(a)
. — — — — 73,751 — 73,751
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums
received ............................. — — — — 276 — 276
$ — $ — $ — $ 831 $ 208,106 $ — $ 208,937
(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and
Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
(b)
Includes forward settling swaptions.
For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:
Commodity
Contracts
Credit
Contracts
Equity
Contracts
Foreign
Currency
Exchange
Contracts
Interest
Rate
Contracts
Other
Contracts Total
Net Realized Gain (Loss) from
Futures contracts ....................... $ — $ — $ — $ — $ (295,137) $ — $ (295,137)
Forward foreign currency exchange contracts .... — — — (6,874) — — (6,874)
Options purchased
(a)
.................... — — — (17,812) 41,961 — 24,149
Options written ........................ — — — 363 217,879 — 218,242
Swaps .............................. — 112 — — (383,413) (125,068) (508,369)
$ — $ 112 $ — $ (24,323) $ (418,710) $ (125,068) $ (567,989)
Net Change in Unrealized Appreciation
(Depreciation) on
Futures contracts ....................... $ — $ — $ — $ — $ (23,745) $ — $ (23,745)
Forward foreign currency exchange contracts .... — — — (3,005) — — (3,005)
Options purchased
(b)
.................... — — — 2,059 1,384 — 3,443
Options written ........................ — — — — (50,250) — (50,250)
Swaps .............................. — 7 — — (8,450) 30,474 22,031
$ — $ 7 $ — $ (946) $ (81,061) $ 30,474 $ (51,526)
(a)
Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)
Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

2022
BlackRock Annual Report to Shareholders
BlackRock U.S. Government Bond Portfolio

Schedule of Investments
(continued)
December 31, 2022
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts
Average notional value of contracts — long .................................................................................. $ 6,431,761
Average notional value of contracts — short ................................................................................. $ 2,505,739
Forward foreign currency exchange contracts
Average amounts purchased — in USD .................................................................................... $ 170,744
Average amounts sold — in USD ........................................................................................ $ 35,907
Options
Average value of option contracts purchased ................................................................................ $ 2,948
Average value of option contracts written ................................................................................... $ 258
Average notional value of swaption contracts purchased ......................................................................... $ 2,351,650
Average notional value of swaption contracts written ........................................................................... $ 12,736,321
Credit default swaps
Average notional value — buy protection ................................................................................... $ 3,500
Interest rate swaps
Average notional value — pays fixed rate ................................................................................... $ 3,571,958
Average notional value — receives fixed rate ................................................................................ $ 9,917,533
Inflation swaps
Average notional value — receives fixed rate ................................................................................ $ 401,675
The Fund's derivative assets and liabilities (by type) were as follows:
Assets
Liabilities
Derivative Financial Instruments $ —
Futures contracts .................................................................................... $ 1,279 $ 17,076
Forward foreign currency exchange contracts ................................................................. 1,556 831
Options .......................................................................................... — 75,036
Swaps — centrally cleared .............................................................................. — 1,235
Swaps — OTC
(a)
.................................................................................... 235 276
Total derivative assets and liabilities in the Statements of Assets and Liabilities ............................................
$ 3,070 $ 94,454
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA") ........................................
(1,279) (18,795)
Total derivative assets and liabilities subject to an MNA ............................................................
$ 1,791 $ 75,659
(a)
Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty
Derivative
Assets
Subject to
an MNA by
Counterparty
Derivatives
Available
for Offset
(a)
Non-cash
Collateral
Received
Cash
Collateral
Received
Net Amount
of Derivative
Assets
(b)(c)
Bank of America NA .............................. $ 53 $ (53) $ — $ — $ —
Bank of New York Mellon ........................... 472 — — — 472
Barclays Bank plc ................................ 404 (404) — — —
Citibank NA .................................... 99 (99) — — —
Deutsche Bank AG ............................... 87 (87) — — —
Goldman Sachs International ........................ 94 — — — 94
HSBC Bank plc .................................. 315 (58) — — 257
Morgan Stanley & Co. International plc .................. 267 — — — 267
$ 1,791 $ (701) $ — $ — $ 1,090

BlackRock U.S. Government Bond Portfolio
Schedules of Investments

Schedule of Investments
(continued)
December 31, 2022
Counterparty
Derivative
Liabilities
Subject to
an MNA by
Counterparty
Derivatives
Available
for Offset
(a)
Non-cash
Collateral
Pledged
Cash
Collateral
Pledged
Net Amount of
Derivative
Liabilities
(c)(d)
Bank of America NA .............................. $ 52,486 $ (53) $ — $ — $ 52,433
Barclays Bank plc ................................ 3,636 (404) — — 3,232
BNP Paribas SA ................................. 134 — — — 134
Citibank NA .................................... 158 (99) — — 59
Deutsche Bank AG ............................... 18,568 (87) — — 18,481
HSBC Bank plc .................................. 58 (58) — — —
JPMorgan Chase Bank NA .......................... 296 — — — 296
Royal Bank of Canada ............................. 323 — — — 323
$ 75,659 $ (701) $ — $ — $ 74,958
(a)
The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)
Net amount represents the net amount receivable from the counterparty in the event of default.
(c)
Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)
Net amount represents the net amount payable due to the counterparty in the event of default.

2022
BlackRock Annual Report to Shareholders
BlackRock U.S. Government Bond Portfolio

Schedule of Investments
(continued)
December 31, 2022
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund's financial instruments into major categories is disclosed in the Schedule of Investments above.
See notes to financial statements.
Level 1 Level 2 Level 3 Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities ................................... $ — $ 388,524 $ — $ 388,524
Floating Rate Loan Interests ................................. — — — —
Foreign Government Obligations .............................. — 29,048 — 29,048
Non-Agency Mortgage-Backed Securities ........................ — 1,474,535 — 1,474,535
Other Interests .......................................... — — — —
U.S. Government Sponsored Agency Securities .................... — 20,277,579 — 20,277,579
U.S. Treasury Obligations ................................... — 11,390,692 — 11,390,692
Short-Term Securities
Money Market Funds ...................................... 1,014,150 — — 1,014,150
U.S. Government Sponsored Agency Securities .................... — 3,296,082 — 3,296,082
Liabilities
Investments
TBA Sale Commitments .................................... — (4,070,847) — (4,070,847)
$ 1,014,150 $ 32,785,613 $ — $ 33,799,763
Derivative Financial Instruments
(a)
Assets
Credit contracts ........................................... $ — $ 7 $ — $ 7
Foreign currency exchange contracts ............................ — 1,556 — 1,556
Interest rate contracts ....................................... 22,725 64,523 — 87,248
Liabilities
Foreign currency exchange contracts ............................ — (831) — (831)
Interest rate contracts ....................................... (59,527) (148,579) — (208,106)
$ (36,802) $ (83,324) $ — $ (120,126)
(a)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $1, 562,255 are categorized as Level 2 within the disclosure hierarchy.

Statements of Assets and Liabilities
December 31, 2022

Financial Statements
See notes to financial statements.
BlackRock
Advantage
Large Cap Core
Portfolio
BlackRock
Capital
Appreciation
Portfolio
BlackRock
Global
Allocation
Portfolio
(a)
BlackRock
Government
Money Market
Portfolio
ASSETS
Investments, at value — unaffiliated
(b) (c)
......................................... $ 164,247,783 $ 155,680,916 $ 152,459,623 $ 44,767,225
Investments, at value — affiliated
(d)
............................................ 3,245,731 5,093,186 8,462,375 —
Cash   ............................................................... — — — 3,695,553
Cash held for investments sold short ........................................... — — 541,789 —
Cash pledged:
Collateral — exchange-traded options written .................................... — — 60,000 —
Futures contracts ...................................................... 118,000 — 741,000 —
Centrally cleared swaps .................................................. — — 318,000 —
Foreign currency, at value
(e)
................................................. — — 53,141 —
Repurchase agreements, at value
(f)
............................................ — — — 45,500,000
Receivables: – – – –
Investments sold ...................................................... 764,859 18,446 27,447 —
Securities lending income — affiliated ........................................ 728 881 1,563 —
TBA sale commitments .................................................. — — 4,720,561 —
Capital shares sold ..................................................... — — 109,908 6,645
Dividends — unaffiliated ................................................. 200,056 7,070 78,022 —
Dividends — affiliated ................................................... 5,129 2,213 13,629 —
Interest — unaffiliated ................................................... — — 240,461 224,554
From the Manager ..................................................... — — 191 —
Variation margin on futures contracts ......................................... — — 90,797 —
Swap premiums paid ..................................................... — — 4,630 —
Unrealized appreciation on: – – – –
Forward foreign currency exchange contracts ................................... — — 672,751 —
OTC swaps .......................................................... — — 18,872 —
Prepaid expenses ....................................................... 3,087 2,799 1,935 1,763
Other assets ........................................................... — — — 18,991
Total assets ...........................................................
168,585,373 160,805,511 168,616,695 94,214,731
LIABILITIES
Investments sold short, at value
(g)
............................................. — — 157,321 —
Due to broker .......................................................... — — 151,870 —
Collateral on securities loaned ............................................... 1,565,107 4,783,255 4,094,974 —
Options written, at value
(h)
.................................................. — — 1,343,541 —
TBA sale commitments, at value
(i)
............................................. — — 4,695,905 —
Payables: – – – –
Investments purchased .................................................. 758,060 — 11,399,209 —
Swaps   ............................................................ — — 45,690 —
Accounting services fees ................................................. 27,795 27,864 105,057 12,677
Capital shares redeemed ................................................. 2,799 3,970 2,637 1,596
Custodian fees ........................................................ 15,934 5,696 346,367 5,174
Deferred foreign capital gain tax ............................................ — — 4,673 —
Investment advisory fees ................................................. 54,982 52,624 10,739 30,729
Directors' and Officer's fees ............................................... 393 405 468 214
Printing and postage fees ................................................ 5,149 16,478 17,572 16,850
Professional fees ...................................................... 39,651 44,131 61,790 36,886
Registration fees ...................................................... — — — 2,933
Transfer agent fees .................................................... 66,410 74,908 63,188 11,806
Other accrued expenses ................................................. — 391 20,711 57
Variation margin on futures contracts ......................................... 5,728 — 96,525 —
Variation margin on centrally cleared swaps .................................... — — 14,883 —
Swap premiums received .................................................. — — 259 —
Unrealized depreciation on: – – – –
Forward foreign currency exchange contracts ................................... — — 1,179,506 —
OTC swaps .......................................................... — — 141,936 —
Total liabilities ..........................................................
2,542,008 5,009,722 23,954,821 118,922
NET ASSETS ..........................................................
$ 166,043,365 $ 155,795,789 $ 144,661,874 $ 94,095,809

Statements of Assets and Liabilities
(continued)
December 31, 2022
2022
BlackRock Annual Report to Shareholders

See notes to financial statements.
BlackRock
Advantage
Large Cap Core
Portfolio
BlackRock
Capital
Appreciation
Portfolio
BlackRock
Global
Allocation
Portfolio
(a)
BlackRock
Government
Money Market
Portfolio
NET ASSETS CONSIST OF:
Paid-in capital .......................................................... $ 169,679,725 $ 144,351,766 $ 151,502,449 $ 94,093,758
Accumulated earnings (loss) ................................................ (3,636,360) 11,444,023 (6,840,575) 2,051
NET ASSETS ..........................................................
$ 166,043,365 $ 155,795,789 $ 144,661,874 $ 94,095,809
(a)
  Consolidated Statement of Assets and Liabilities.
(b)
  Investments, at cost — unaffiliated .......................................... $ 166,795,544 $ 144,053,901 $ 154,882,858 $ 44,767,225
(c)
  Securities loaned, at value ................................................ $ 1,514,198 $ 4,643,534 $ 3,975,457 $ —
(d)
  Investments, at cost — affiliated ............................................ $ 3,245,623 $ 5,093,005 $ 8,563,970 $ —
(e)
  Foreign currency, at cost ................................................. $ — $ — $ 51,923 $ —
(f)
  Repurchase agreements, at cost ........................................... $ — $ — $ — $ 45,500,000
(g)
  Proceeds received from short sales ......................................... $ — $ — $ 141,335 $ —
(h)
  Premiums received .................................................... $ — $ — $ 782,268 $ —
(i)
  Proceeds from TBA sale commitments ........................................ $ — $ — $ 4,720,561 $ —

Statements of Assets and Liabilities
(continued)
December 31, 2022

Financial Statements
See notes to financial statements.
BlackRock
Advantage
Large Cap Core
Portfolio
BlackRock
Capital
Appreciation
Portfolio
BlackRock
Global
Allocation
Portfolio
(a)
BlackRock
Government
Money Market
Portfolio
NET ASSET VALUE
Class I
Net assets .............................................................
$ 166,043,365 $ 155,795,789 $ 144,661,874 $ 94,095,809
Shares outstanding ......................................................
7,960,716 4,852,299 10,527,650 94,093,764
Net asset value .........................................................
$ 20.86 $ 32.11 $ 13.74 $ 1.00
Shares authorized .......................................................
100 million 100 million 100 million 2.0 billion
Par value .............................................................
$ 0.10 $ 0.10 $ 0.10 $ 0.10

Statements of Assets and Liabilities
(continued)
December 31, 2022
2022
BlackRock Annual Report to Shareholders

See notes to financial statements.
BlackRock High
Yield Portfolio
BlackRock
Sustainable
Balanced
Portfolio
BlackRock U.S.
Government
Bond Portfolio
ASSETS
Investments, at value — unaffiliated
(a) (b)
......................................................... $ 18,763,103 $ 399,923,959 $ 36,856,460
Investments, at value — affiliated
(c)
............................................................ 474,599 32,284,930 1,014,150
Cash   ............................................................................... 1,153 — —
Cash pledged:
Futures contracts ...................................................................... 29,000 667,000 129,000
Centrally cleared swaps .................................................................. — 314,000 33,000
Foreign currency, at value
(d)
................................................................. 433,585 1,130,487 120,116
Receivables: – – –
Investments sold ...................................................................... 3,862 629,620 1,192,538
Securities lending income — affiliated ........................................................ — 3,186 —
Swaps   ............................................................................ — 14 —
TBA sale commitments .................................................................. — — 4,101,318
Capital shares sold ..................................................................... — — 91
Dividends — unaffiliated ................................................................. — 288,858 —
Dividends — affiliated ................................................................... 1,324 78,693 2,286
Interest — unaffiliated ................................................................... 324,810 1,203,479 177,985
From the Manager ..................................................................... — — 19,125
Due from broker ....................................................................... — 520,000 —
Variation margin on futures contracts ......................................................... 4,605 65,074 1,279
Swap premiums paid ..................................................................... — — 46
Unrealized appreciation on: – – –
Forward foreign currency exchange contracts ................................................... — 2,027 1,556
OTC swaps .......................................................................... 29 2,030,788 189
Prepaid expenses ....................................................................... 1,131 4,031 773
Total assets ...........................................................................
20,037,201 439,146,146 43,649,912
LIABILITIES
Bank overdraft .......................................................................... — 8,633 —
Cash received:
Collateral — OTC derivatives .............................................................. — 2,820,000 —
Collateral on securities loaned ............................................................... — 8,151,853 —
Options written, at value
(e)
.................................................................. 2,261 — 75,036
TBA sale commitments, at value
(f)
............................................................. — — 4,070,847
Reverse repurchase agreements, at value ....................................................... — — 1,562,255
Payables: – – –
Investments purchased .................................................................. 5,846 5,079,589 3,721,275
Accounting services fees ................................................................. 24,421 39,682 46,804
Capital shares redeemed ................................................................. 353 9,092 582
Custodian fees ........................................................................ 7,764 62,380 8,548
Income dividend distributions .............................................................. 95,456 — 69,630
Investment advisory fees ................................................................. — 110,267 —
Directors' and Officer's fees ............................................................... 696 969 50
Printing and postage fees ................................................................ 1,562 20,625 2,123
Professional fees ...................................................................... 43,521 48,871 60,536
Registration fees ...................................................................... — — 229
To the Manager ....................................................................... 34,645 — —
Transfer agent fees .................................................................... 9,501 168,550 16,329
Other accrued expenses ................................................................. 1,131 20,726 9,885
Variation margin on futures contracts ......................................................... — 19,255 17,076
Variation margin on centrally cleared swaps .................................................... — 32,723 1,235
Swap premiums received .................................................................. 119 — —
Unrealized depreciation on: – – –
Forward foreign currency exchange contracts ................................................... — 30,185 831
OTC swaps .......................................................................... — — 276
Total liabilities ..........................................................................
227,276 16,623,400 9,663,547
NET ASSETS ..........................................................................
$ 19,809,925 $ 422,522,746 $ 33,986,365

Statements of Assets and Liabilities
(continued)
December 31, 2022

Financial Statements
See notes to financial statements.
BlackRock High
Yield Portfolio
BlackRock
Sustainable
Balanced
Portfolio
BlackRock U.S.
Government
Bond Portfolio
NET ASSETS CONSIST OF:
Paid-in capital .......................................................................... $ 24,342,546 $ 451,040,442 $ 40,859,629
Accumulated loss ....................................................................... (4,532,621) (28,517,696) (6,873,264)
NET ASSETS ..........................................................................
$ 19,809,925 $ 422,522,746 $ 33,986,365
(a)
  Investments, at cost — unaffiliated .......................................................... $ 21,058,368 $ 426,360,881 $ 40,375,679
(b)
  Securities loaned, at value ................................................................ $ — $ 7,813,496 $ —
(c)
  Investments, at cost — affiliated ............................................................ $ 473,312 $ 32,561,883 $ 1,014,150
(d)
  Foreign currency, at cost ................................................................. $ 429,775 $ 1,119,951 $ 120,130
(e)
  Premiums received .................................................................... $ 3,838 $ — $ 65,894
(f)
  Proceeds from TBA sale commitments ........................................................ $ — $ — $ 4,101,318

Statements of Assets and Liabilities
(continued)
December 31, 2022
2022
BlackRock Annual Report to Shareholders

See notes to financial statements.
BlackRock High
Yield Portfolio
BlackRock
Sustainable
Balanced
Portfolio
BlackRock U.S.
Government Bond
Portfolio
NET ASSET VALUE
Class I
Net assets ............................................................................
$ 19,809,925 $ 422,522,746 $ 33,986,365
Shares outstanding .....................................................................
4,188,885 30,715,119 3,539,970
Net asset value ........................................................................
$ 4.73 $ 13.76 $ 9.60
Shares authorized ......................................................................
100 million 300 million 100 million
Par value ............................................................................
$ 0.0001 $ 0.10 $ 0.0001

Statements of Operations
Year Ended December 31, 2022

Financial Statements
BlackRock
Advantage
Large Cap Core
Portfolio
BlackRock
Capital
Appreciation
Portfolio
BlackRock
Global
Allocation
Portfolio
(a)
BlackRock
Government
Money Market
Portfolio
INVESTMENT INCOME – – – –
Dividends — unaffiliated ................................................. $ 3,041,080 $ 1,359,734 $ 1,878,129 $ —
Dividends — affiliated ................................................... 22,692 42,464 229,568 —
Interest — unaffiliated ................................................... — — 1,539,559 1,573,595
Securities lending income — affiliated — net ................................... 12,833 7,821 19,753 —
Foreign taxes withheld .................................................. (226) (36,063) (97,076) —
Total investment income ...................................................
3,076,379 1,373,956 3,569,933 1,573,595
EXPENSES
Investment advisory .................................................... 703,371 723,749 602,348 367,744
Transfer agent ........................................................ 253,184 264,034 235,812 4,999
Professional ......................................................... 60,530 63,530 105,476 57,324
Accounting services .................................................... 56,002 56,576 214,773 37,709
Custodian ........................................................... 30,673 11,374 403,373 10,032
Printing and postage ................................................... 12,682 12,460 14,653 15,272
Directors and Officer ................................................... 6,881 6,879 6,719 6,112
Registration ......................................................... 490 490 490 490
Miscellaneous ........................................................ 4,765 4,925 42,695 2,319
Total expenses excluding dividend expense ......................................
1,128,578 1,144,017 1,626,339 502,001
Dividend expense — unaffiliated ............................................ — — 5,128 —
Total expenses .........................................................
1,128,578 1,144,017 1,631,467 502,001
Less: – – – –
Transfer agent fees reimbursed by the Manager ................................. (195,632) (181,897) (230,811) —
Fees waived and/or reimbursed by the Manager ................................. (1,332) (1,738) (481,248) (115,403)
Total expenses after fees waived and/or reimbursed ................................
931,614 960,382 919,408 386,598
Net investment income ....................................................
2,144,765 413,574 2,650,525 1,186,997
REALIZED AND UNREALIZED GAIN (LOSS) $ (47,246,214) $ (100,844,444) $ (32,216,801) $ 1,506
Net realized gain (loss) from:
Investments — unaffiliated
(b)
............................................ $ (476,740) $ 9,242,270 $ (506,945) $ 1,505
Investments — affiliated ............................................... (2,665) 329 (462,146) —
Capital gain distributions from underlying funds — affiliated ........................ — — 10 —
Forward foreign currency exchange contracts ................................. — — (1,362,753) —
Foreign currency transactions ........................................... (83) (4,172) 369,119 —
Futures contracts .................................................... (414,782) — (531,080) —
Options written ..................................................... — — 1,148,427 —
Short sales — unaffiliated .............................................. — — 110,823 —
Swaps   .......................................................... — — 1,837,339 —
(894,270) 9,238,427 602,794 1,505
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated
(c)
............................................ (46,281,183) (110,083,288) (31,416,328) —
Investments — affiliated ............................................... 108 181 (72,817) —
Forward foreign currency exchange contracts ................................. — — (438,130) —
Foreign currency translations ............................................ — 236 (7,470) —
Futures contracts .................................................... (70,869) — 259,618 —
Options written ..................................................... — — (770,546) —
Short sales — unaffiliated .............................................. — — 25,276 —
Swaps   .......................................................... — — (392,278) —
Unfunded floating rate loan interests ....................................... — — (455) —
Unfunded SPAC PIPE commitments ....................................... — — (6,464) —
(46,351,944) (110,082,871) (32,819,594) —
Net realized and unrealized gain (loss) .........................................
(47,246,214) (100,844,444) (32,216,800) 1,505
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........
$ (45,101,449) $ (100,430,870) $ (29,566,275) $ 1,188,502
(a)
  Consolidated Statement of Operations.
(b)
  Net of foreign capital gain tax and capital gain tax refund, if applicable of ................. $ — $ — $ (4,271) $ —
(c)
Net of reduction in deferred foreign capital gain tax of .............................. $ — $ — $ 1,253 $ —
See notes to financial statements.

Statements of Operations
(continued)
Year Ended December 31, 2022
2022
BlackRock Annual Report to Shareholders

BlackRock High
Yield Portfolio
BlackRock
Sustainable
Balanced
Portfolio
BlackRock U.S.
Government
Bond Portfolio
INVESTMENT INCOME – – –
Dividends — unaffiliated ................................................................. $ 14,507 $ 5,143,906 $ —
Dividends — affiliated ................................................................... 10,427 683,269 16,496
Interest — unaffiliated ................................................................... 1,214,316 4,865,489 857,593
Securities lending income — affiliated — net ................................................... — 45,912 —
Foreign taxes withheld .................................................................. — (237,189) —
Total investment income ...................................................................
1,239,250 10,501,387 874,089
EXPENSES
Investment advisory .................................................................... 80,703 1,729,127 149,007
Professional ......................................................................... 58,068 127,088 74,468
Accounting services .................................................................... 53,560 93,508 86,362
Transfer agent ........................................................................ 34,525 640,743 59,590
Printing and postage ................................................................... 15,329 5,588 29,373
Custodian ........................................................................... 15,158 111,438 10,090
Registration ......................................................................... 490 490 —
Directors and Officer ................................................................... — 9,004 776
Miscellaneous ........................................................................ 11,931 53,145 16,343
Total expenses excluding interest expense .......................................................
269,764 2,770,131 426,009
Interest expense ...................................................................... — 62,412 18,943
Total expenses .........................................................................
269,764 2,832,543 444,952
Less: – – –
Fees waived and/or reimbursed by the Manager ................................................. (132,804) (65,042) (173,410)
Transfer agent fees reimbursed by the Manager ................................................. (29,526) (479,102) (54,415)
Total expenses after fees waived and/or reimbursed ................................................
107,434 2,288,399 217,127
Net investment income ....................................................................
1,131,816 8,212,988 656,962
REALIZED AND UNREALIZED GAIN (LOSS) $ (3,864,938) $ (93,355,044) $ (6,465,324)
Net realized gain (loss) from:
Investments — unaffiliated ............................................................. $ (760,875) $ (1,713,288) $ (1,395,686)
Investments — affiliated ............................................................... — (2,366,715) —
Borrowed bonds .................................................................... — 1,085,146 —
Forward foreign currency exchange contracts ................................................. (15,895) 43,565 (6,874)
Foreign currency transactions ........................................................... (15,754) 70,212 (7,944)
Futures contracts .................................................................... 51,695 2,180,280 (295,137)
Options written ..................................................................... (38,085) (32,021) 218,242
Swaps   .......................................................................... (24,570) (5,938,624) (508,369)
(803,484) (6,671,445) (1,995,768)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated ............................................................. (3,066,633) (87,662,263) (4,410,305)
Investments — affiliated ............................................................... 1,287 (162,569) —
Borrowed bonds .................................................................... — (259,223) —
Forward foreign currency exchange contracts ................................................. — (56,607) (3,005)
Foreign currency translations ............................................................ (244) (56,543) (4,284)
Futures contracts .................................................................... 5,335 (385,086) (23,745)
Options written ..................................................................... 1,577 15,129 (50,250)
Swaps   .......................................................................... (2,584) 1,883,560 22,031
Unfunded floating rate loan interests ....................................................... (192) 3 —
(3,061,454) (86,683,599) (4,469,558)
Net realized and unrealized loss ..............................................................
(3,864,938) (93,355,044) (6,465,326)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................
$ (2,733,122) $ (85,142,056) $ (5,808,364)
See notes to financial statements.

Statements of Changes in Net Assets

Financial Statements
See notes to financial statements.
BlackRock Advantage Large Cap Core
Portfolio BlackRock Capital Appreciation Portfolio
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/22
Year Ended
12/31/21
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss) ................................................ $ 2,144,765 $ 1,831,908 $ 413,574 $ (57,008)
Net realized gain (loss) .................................................... (894,270) 43,291,860 9,238,427 45,159,886
Net change in unrealized appreciation (depreciation) ................................ (46,351,944) 8,571,732 (110,082,871) 5,534,661
Net increase (decrease) in net assets resulting from operations ...........................
(45,101,449) 53,695,500 (100,430,870) 50,637,539
DISTRIBUTIONS TO SHAREHOLDERS
(a)
Decrease in net assets resulting from distributions to shareholders .........................
(7,571,720) (43,635,511) (16,908,540) (44,528,696)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions .................
(13,944,593) 26,435,080 (2,946,214) 22,732,717
NET ASSETS
Total increase (decrease) in net assets ........................................... (66,617,762) 36,495,069 (120,285,624) 28,841,560
Beginning of year ..........................................................
232,661,127 196,166,058 276,081,413 247,239,853
End of year ..............................................................
$ 166,043,365 $ 232,661,127 $ 155,795,789 $ 276,081,413
(a)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

Statements of Changes in Net Assets
(continued)
2022
BlackRock Annual Report to Shareholders

See notes to financial statements.
BlackRock Global Allocation Portfolio
(a)
BlackRock Government Money Market
Portfolio
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/22
Year Ended
12/31/21
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income .................................................... $ 2,650,525 $ 2,695,523 $ 1,186,997 $ 9
Net realized gain ........................................................ 602,794 20,745,910 1,505 1,926
Net change in unrealized appreciation (depreciation) ................................ (32,819,594) (10,174,034) — —
Net increase (decrease) in net assets resulting from operations ...........................
(29,566,275) 13,267,399 1,188,502 1,935
DISTRIBUTIONS TO SHAREHOLDERS
(b)
From net investment income and net realized gain .................................. (4,558,257) (23,965,189) (1,186,997) (6,685)
Return of capital ......................................................... (246,211) — — —
Decrease in net assets resulting from distributions to shareholders .........................
(4,804,468) (23,965,189) (1,186,997) (6,685)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions .................
(13,467,077) 2,656,095 (9,691,484) (5,124,383)
NET ASSETS
Total decrease in net assets .................................................. (47,837,820) (8,041,695) (9,689,979) (5,129,133)
Beginning of year ..........................................................
192,499,694 200,541,389 103,785,788 108,914,921
End of year ..............................................................
$ 144,661,874 $ 192,499,694 $ 94,095,809 $ 103,785,788
(a)
Consolidated Statements of Changes in Net Assets.
(b)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

Statements of Changes in Net Assets
(continued)

Financial Statements
See notes to financial statements.
BlackRock High Yield Portfolio BlackRock Sustainable Balanced Portfolio
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/22
Year Ended
12/31/21
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income .................................................... $ 1,131,816 $ 1,327,659 $ 8,212,988 $ 5,788,138
Net realized gain (loss) .................................................... (803,484) 846,289 (6,671,445) 76,096,787
Net change in unrealized appreciation (depreciation) ................................ (3,061,454) (615,086) (86,683,599) 714,655
Net increase (decrease) in net assets resulting from operations ...........................
(2,733,122) 1,558,862 (85,142,056) 82,599,580
DISTRIBUTIONS TO SHAREHOLDERS
(a)
From net investment inc ome and net realized gain .................................. (1,119,738) (1,327,555) (8,697,965) (83,358,664)
Return of capital ......................................................... (41,567) (12,493) — —
Decrease in net assets resulting from distributions to shareholders .........................
(1,161,305) (1,340,048) (8,697,965) (83,358,664)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions .................
(1,147,111) (4,286,279) (35,720,713) 29,071,679
NET ASSETS
Total increase (decrease) in net assets ........................................... (5,041,538) (4,067,465) (129,560,734) 28,312,595
Beginning of year ..........................................................
24,851,463 28,918,928 552,083,480 523,770,885
End of year ..............................................................
$ 19,809,925 $ 24,851,463 $ 422,522,746 $ 552,083,480
(a)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

Statements of Changes in Net Assets
(continued)
2022
BlackRock Annual Report to Shareholders

See notes to financial statements.
BlackRock U.S. Government Bond
Portfolio
Year Ended
12/31/22
Year Ended
12/31/21
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income .................................................................................. $ 656,962 $ 386,863
Net realized gain (loss) .................................................................................. (1,995,768) 69,867
Net change in unrealized appreciation (depreciation) .............................................................. (4,469,558) (1,144,429)
Net decrease in net assets resulting from operations ................................................................
(5,808,364) (687,699)
DISTRIBUTIONS TO SHAREHOLDERS
(a)
Decrease in net assets resulting from distributions to shareholders .......................................................
(686,867) (591,044)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions .......................................................
(7,162,533) (4,852,345)
NET ASSETS
Total decrease in net assets ................................................................................ (13,657,764) (6,131,088)
Beginning of year ........................................................................................
47,644,129 53,775,217
End of year ............................................................................................
$ 33,986,365 $ 47,644,129
(a)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

Financial Highlights
(For a share outstanding throughout each period)

Financial Highlights
BlackRock Advantage Large Cap Core Portfolio
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/20
Year Ended
12/31/19
Year Ended
12/31/18
Net asset value, beginning of year ................................
$ 27.24  $ 26.14  $ 23.90  $ 19.76  $ 24.31
Net investment income
(a)
.......................................
0.26  0.25  0.28  0.35  0.38
(b)
Net realized and unrealized gain (loss) ..............................
(5.69) 6.98  4.43  5.38  (1.62)
Net increase (decrease) from investment operations ...................... (5.43) 7.23  4.71  5.73  (1.24)
Distributions
(c)
– – – – –
From net investment income ....................................
(0.27) (0.25) (0.34) (0.34) (0.39)
From net realized gain .........................................
(0.68) (5.88) (2.13) (1.25) (2.92)
Total distributions ............................................. (0.95) (6.13) (2.47) (1.59) (3.31)
Net asset value, end of year ..................................... $ 20.86  $ 27.24  $ 26.14  $ 23.90  $ 19.76
Total Return
(d)
(19.89)% — — — —
Based on net asset value ........................................ (19.89)% 28.43% 19.99% 29.09% (5.11)%
Ratios to Average Net Assets
(e)
Total expenses ...............................................
0.60% 0.57% 0.59% 0.60% 0.63%
Total expenses after fees waived and/or reimbursed ......................
0.50% 0.47% 0.49% 0.50% 0.50%
Net investment income ..........................................
1.14% 0.85% 1.18% 1.52% 1.51%
(b)
Supplemental Data
Net assets, end of year (000) ...................................... $ 166,043  $ 232,661  $ 196,166  $ 188,907  $ 161,413
Portfolio turnover rate ........................................... 117% 116% 124% 131% 151%
(a)
Based on average shares outstanding.
(b)
Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

Financial Highlights
(For a share outstanding throughout each period)
2022
BlackRock Annual Report to Shareholders

BlackRock Capital Appreciation Portfolio
Class I
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/20
Year Ended
12/31/19
Year Ended
12/31/18
Net asset value, beginning of year .................................
$ 57.19  $ 56.30  $ 43.39  $ 36.63  $ 40.56
Net investment income (loss)
(a)
...................................
0.09  (0.01) (0.00)
(b)
0.06  0.15
(c)
Net realized and unrealized gain (loss) ..............................
(21.45) 11.61  17.32  11.86  0.83
Net increase (decrease) from investment operations ...................... (21.36) 11.60  17.32  11.92  0.98
Distributions
(d)
– – – – –
From net investment income ....................................
(0.09) (0.02) (0.01) (0.05) (0.14)
From net realized gain .........................................
(3.63) (10.69) (4.40) (5.11) (4.77)
Total distributions ............................................. (3.72) (10.71) (4.41) (5.16) (4.91)
Net asset value, end of year ..................................... $ 32.11  $ 57.19  $ 56.30  $ 43.39  $ 36.63
Total Return
(e)
— — — — —
Based on net asset value ........................................ (37.59)% 21.22% 40.16% 32.79% 2.42%
Ratios to Average Net Assets
(f)
Total expenses ...............................................
0.59% 0.57% 0.59% 0.58% 0.59%
Total expenses after fees waived and/or reimbursed ......................
0.50% 0.47% 0.49% 0.48% 0.49%
Net investment income (loss) .....................................
0.21% (0.02)% (0.01)% 0.13% 0.33%
(c)
Supplemental Data
Net assets, end of year (000) ...................................... $ 155,796  $ 276,081  $ 247,240  $ 195,938  $ 162,866
Portfolio turnover rate ........................................... 63% 41% 38% 42% 45%
(a)
Based on average shares outstanding.
(b)
Amount is greater than $(0.005) per share.
(c)
Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.22%, respectively, resulting from a non-recurring dividend.
(d)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

Financial Highlights
(For a share outstanding throughout each period)

Financial Highlights
(a)
Consolidated Financial Highlights.
(b)
Based on average shares outstanding.
(c)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Includes mortgage dollar roll transactions ("MDRs"). Additional information regarding portfolio turnover rate is as follows:
BlackRock Global Allocation Portfolio
(a)
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/20
Year Ended
12/31/19
Year Ended
12/31/18
Net asset value, beginning of year .................................
$ 16.85  $ 17.96  $ 16.03  $ 14.20  $ 16.42
Net investment income
(b)
........................................
0.24  0.25  0.18  0.27  0.27
Net realized and unrealized gain (loss) ...............................
(2.89) 0.97  3.15  2.28  (1.44)
Net increase (decrease) from investment operations ....................... (2.65) 1.22  3.33  2.55  (1.17)
Distributions
(c)
– – – – –
From net investment income .....................................
—  (0.22) (0.26) (0.24) (0.24)
From net realized gain ..........................................
(0.44) (2.11) (1.14) (0.48) (0.81)
Return of capital .............................................. (0.02) —  —  —  —
Total distributions .............................................. (0.46) (2.33) (1.40) (0.72) (1.05)
Net asset value, end of year ...................................... $ 13.74  $ 16.85  $ 17.96  $ 16.03  $ 14.20
Total Return
(d)
(15.73)% — — — —
Based on net asset value ......................................... (15.73)% 6.79% 20.95% 18.05% (7.27)%
Ratios to Average Net Assets
(e)
Total expenses ................................................
1.02% 0.87% 0.83% 0.79% 0.78%
Total expenses after fees waived and/or reimbursed .......................
0.57% 0.58% 0.58% 0.57% 0.58%
Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales ..............
0.57% 0.57% 0.57% 0.57% 0.57%
Net investment income ...........................................
1.65% 1.34% 1.08% 1.72% 1.67%
Supplemental Data
Net assets, end of year (000) ....................................... $ 144,662  $ 192,500  $ 200,541  $ 185,582  $ 173,983
Portfolio turnover rate
(f)
........................................... 114% 134% 159% 207% 145%
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/20
Year Ended
12/31/19
Year Ended
12/31/18
Portfolio turnover rate (excluding MDRs) ...........................................
105% 123% 158% 207% 145%
See notes to financial statements.

Financial Highlights
(For a share outstanding throughout each period)
2022
BlackRock Annual Report to Shareholders

BlackRock Government Money Market Portfolio
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/20
Year Ended
12/31/19
Year Ended
12/31/18
Net asset value, beginning of year ..................................
$ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
Net investment income .........................................
0.0121  0.0000
(a)
0.0026  0.0177  0.0139
Net realized gain .............................................
0.0003  0.0001  0.0000
(a)
0.0000
(a)
0.0000
(a)
Net increase from investment operations ............................... 0.0124  0.0001  0.0026  0.0177  0.0139
Distributions
(b)
– – – – –
From net investment income .....................................
(0.0124) (0.0001) (0.0026) (0.0177) (0.0139)
From net realized gain ..........................................
(0.0000)
(c)
(0.0000)
( c )
(0.0000)
(c)
(0.0000)
(c)
—
Total distributions .............................................. (0.0124) (0.0001) (0.0026) (0.0177) (0.0139)
Net asset value, end of year ...................................... $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
Total Return
(d)
— — — — —
Based on net asset value ......................................... 1.26% 0.01% 0.26% 1.78% 1.41%
Ratios to Average Net Assets
Total expenses ................................................
0.51% 0.50% 0.62% 0.62% 0.64%
Total expenses after fees waived and/or reimbursed .......................
0.40% 0.08% 0.33% 0.50% 0.50%
Net investment income ..........................................
1.21% 0.00%
(e)
0.28% 1.77% 1.41%
Supplemental Data
Net assets, end of year (000) ....................................... $ 94,096  $ 103,786  $ 108,915  $ 112,454  $ 131,361
(a)
Amount is less than $0.00005 per share.
(b)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Amount is greater than $(0.00005) per share.
(d)
Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)
Amount is less than 0.005%.
See notes to financial statements.

Financial Highlights
(For a share outstanding throughout each period)

Financial Highlights
BlackRock High Yield Portfolio
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/20
Year Ended
12/31/19
Year Ended
12/31/18
Net asset value, beginning of year ...............................
$ 5.59  $ 5.54  $ 5.43  $ 5.00  $ 5.42
Net investment income
(a)
......................................
0.26  0.27  0.29  0.31  0.30
Net realized and unrealized gain (loss) .............................
(0.85) 0.05  0.11  0.43  (0.42)
Net increase (decrease) from investment operations ..................... (0.59) 0.32  0.40  0.74  (0.12)
Distributions
(b)
– – – – –
From net investment income ...................................
(0.26) (0.27) (0.29) (0.31) (0.30)
Return of capital ............................................ (0.01) (0.00)
(c)
—  —  (0.00)
(c)
Total distributions ............................................ (0.27) (0.27) (0.29) (0.31) (0.30)
Net asset value, end of year .................................... $ 4.73  $ 5.59  $ 5.54  $ 5.43  $ 5.00
Total Return
(d)
(10.64)% 5.93% 7.80% 15.04% (2.31)%
Based on net asset value ....................................... (10.64)% 5.93% 7.80% 15.04% (2.31)%
(e)
Ratios to Average Net Assets
(f)
Total expenses ..............................................
1.26% 1.46% 1.27% 1.15% 1.98%
Total expenses after fees waived and/or reimbursed .....................
0.50% 0.50% 0.50% 0.50% 0.50%
Net investment income .........................................
5.27% 4.83% 5.48% 5.76% 5.66%
Supplemental Data
Net assets, end of year (000) ..................................... $ 19,810  $ 24,851  $ 28,919  $ 30,673  $ 27,068
Portfolio turnover rate .......................................... 55% 55% 89% 74% 67%
(a)
Based on average shares outstanding.
(b)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Amount is greater than $(0.005) per share.
(d)
Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)
Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

Financial Highlights
(For a share outstanding throughout each period)
2022
BlackRock Annual Report to Shareholders

(a)
Based on average shares outstanding.
(b)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes mortgage dollar roll transactions ("MDRs"). Additional information regarding portfolio turnover rate is as follows:
BlackRock Sustainable Balanced Portfolio
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/20
Year Ended
12/31/19
Year Ended
12/31/18
Net asset value, beginning of year .................................
$ 16.67  $ 16.79  $ 15.86  $ 13.97  $ 15.81
Net investment income
(a)
........................................
0.26  0.19  0.25  0.33  0.32
Net realized and unrealized gain (loss) ...............................
(2.89) 2.59  2.23  2.75  (0.73)
Net increase (decrease) from investment operations ....................... (2.63) 2.78  2.48  3.08  (0.41)
Distributions
(b)
– – – – –
From net investment income .....................................
(0.13) (0.19) (0.29) (0.33) (0.31)
From net realized gain ..........................................
(0.15) (2.71) (1.26) (0.86) (1.12)
Total distributions .............................................. (0.28) (2.90) (1.55) (1.19) (1.43)
Net asset value, end of year ...................................... $ 13.76  $ 16.67  $ 16.79  $ 15.86  $ 13.97
Total Return
(c)
(15.76)% — — — —
Based on net asset value ......................................... (15.76)% 16.65% 15.75% 22.06% (2.66)%
Ratios to Average Net Assets
(d)
Total expenses ................................................
0.62% 0.59% 0.61% 0.63% 0.64%
Total expenses after fees waived and/or reimbursed .......................
0.50% 0.49% 0.50% 0.52% 0.52%
Total expenses after fees waived and/or reimbursed and excluding interest expense ..
0.48% 0.48% 0.48% 0.49% 0.49%
Net investment income ...........................................
1.78% 1.08% 1.56% 2.08% 1.98%
Supplemental Data
Net assets, end of year (000) ....................................... $ 422,523  $ 552,083  $ 523,771  $ 500,622  $ 453,030
Portfolio turnover rate
(e)
........................................... 229% 343% 345% 320% 280%
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/20
Year Ended
12/31/19
Year Ended
12/31/18
Portfolio turnover rate (excluding MDRs) ...........................................
187% 218% 238% 228% 211%
See notes to financial statements.

Financial Highlights
(For a share outstanding throughout each period)

Financial Highlights
(a)
Based on average shares outstanding.
(b)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes mortgage dollar roll transactions ("MDRs"). Additional information regarding portfolio turnover rate is as follows:
See notes to financial statements.
BlackRock U.S. Government Bond Portfolio
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/20
Year Ended
12/31/19
Year Ended
12/31/18
Net asset value, beginning of year .................................
$ 11.22  $ 11.51  $ 11.01  $ 10.58  $ 10.80
Net investment income
(a)
........................................
0.17  0.09  0.20  0.27  0.25
Net realized and unrealized gain (loss) ...............................
(1.61) (0.25) 0.53  0.44  (0.17)
Net increase (decrease) from investment operations ....................... (1.44) (0.16) 0.73  0.71  0.08
Distributions from net investment incom e
(b)
........................... (0.18) (0.13) (0.23) (0.28) (0.30)
Net asset value, end of year ...................................... $ 9.60  $ 11.22  $ 11.51  $ 11.01  $ 10.58
Total Return
(c)
(12.90)% (1.36)% 6.64% 6.78% 0.77%
Based on net asset value ......................................... (12.90)% (1.36)% 6.64% 6.78% 0.77%
Ratios to Average Net Assets
(d)
Total expenses ................................................
1.12% 0.84% 1.02% 1.47% 1.69%
Total expenses after fees waived and/or reimbursed .......................
0.55% 0.50% 0.59% 1.02% 0.86%
Total expenses after fees waived and/or reimbursed and excluding interest expense ..
0.50% 0.50% 0.50% 0.50% 0.50%
Net investment income ...........................................
1.66% 0.78% 1.71% 2.45% 2.39%
Supplemental Data
Net assets, end of year (000) ....................................... $ 33,986  $ 47,644  $ 53,775  $ 54,333  $ 53,941
Portfolio turnover rate
(e)
........................................... 569% 722% 629% 658% 728%
Year Ended
12/31/22
Year Ended
12/31/21
Year Ended
12/31/20
Year Ended
12/31/19
Year Ended
12/31/18
Portfolio turnover rate (excluding MDRs) ...........................................
339% 383% 386% 425% 434%

Notes to Financial Statements
2022
BlackRock Annual Report to Shareholders

1. ORGANIZATION
BlackRock Series Fund, Inc. (“Series Fund”) and BlackRock Series Fund II, Inc. (“Series Fund II” and together with Series Fund, the “Companies” and each, a “Company”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Company is organized as a Maryland corporation and is comprised of the separate portfolios indicated below. Series Fund is comprised of 5 separate portfolios and Series Fund II is comprised of
2 separate portfolios. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:
The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.
Advantage Large Cap Core, Capital Appreciation, Global Allocation, Government Money Market and Sustainable Balanced, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.
High Yield and U.S. Government Bond, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Government Money Market operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund's weekly liquid assets.
On November 9, 2021, the Board of Directors of Series Fund approved a proposal to change the name of BlackRock Balanced Capital Portfolio to BlackRock Sustainable
Balanced Portfolio and certain changes to the Fund’s investment strategy and process. These changes became effective on April 8, 2022.
On September 8, 2022, the Board of Directors of the Company approved a proposal to close U.S. Government Bond to purchases and thereafter to liquidate the Fund.
Accordingly, effective on April 21, 2023, the Fund will no longer accept purchase orders. On or about April 28, 2023, (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any interest holders on the Liquidation Date will be redeemed at the net asset value (“NAV”) per share and the Fund will then be terminated.
Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation  include the accounts of BlackRock Cayman Global Allocation Portfolio
I, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of Global Allocation  and primarily invests in commodity-related instruments and other derivatives .
The Cayman Subsidiary enables  Global Allocation to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global
Allocation  may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $5,049,646 , which is 3.5%  of
Global Allocation's  consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated .  The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to  Global Allocation , except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the
"trade dates"). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-
dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities and payment-in-kind interest, are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Fund Name Company Herein Referred To As
Diversification
Classification
BlackRock Advantage Large Cap Core Portfolio ................... Series Fund Advantage Large Cap Core Diversified
BlackRock Capital Appreciation Portfolio ........................ Series Fund Capital Appreciation Diversified
BlackRock Global Allocation Portfolio .......................... Series Fund Global Allocation Diversified
BlackRock Government Money Market Portfolio ................... Series Fund Government Money Market Diversified
BlackRock High Yield Portfolio ............................... Series Fund II High Yield Diversified
BlackRock Sustainable Balanced Portfolio ....................... Series Fund Sustainable Balanced Diversified
BlackRock U.S. Government Bond Portfolio ...................... Series Fund II U.S. Government Bond Diversified

Notes to Financial Statements
(continued)

Notes to Financial Statements
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses)
on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022 , if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-
dealer or custodian as collateral for certain investments.
Distributions:  For Government Money Market, High Yield and U.S. Government Bond, distributions from net investment income are declared daily and paid monthly. For
Advantage Large Cap Core, Capital Appreciation , Global Allocation and Sustainable Balanced, distributions from net investment income are declared and paid at least annually. For each Fund, distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP .
Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman
Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of Series Fund II, the directors who are not
“interested persons” of High Yield and U.S. Government Bond, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock
Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of High Yield and U.S. Government Bond, as applicable.
Deferred compensation liabilities, if any, are included in the Directors' and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the
Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustee and Officer expense on the Statements of Operations. The Trustee and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager , are prorated among those funds on the basis of relative net assets or other appropriate methods.
Global Allocation has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Global Allocation may incur charges on overdrafts, subject to certain conditions.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund's (except Government Money Market ’s ) investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date . The Boards of Directors of the Companies (each a "Board" and together the "Boards") have approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees. U.S. GAAP defines fair value as the price Government Money Market would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Government Money Market ’ s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Government
Money Market seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Notes to Financial Statements
(continued)
2022
BlackRock Annual Report to Shareholders

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s (except Government Money Market ’s ) assets and liabilities:
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions)
or ask (short positions) price.
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-
backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.
Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-
traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps
(“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Repurchase agreements are valued at amortized cost, which approximates market value.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is
designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair
Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value.
When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation
Committee deems relevant and consistent with the principles of fair value measurement.

Notes to Financial Statements
(continued)

Notes to Financial Statements
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company.
Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation
Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of December 31, 2022, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to
Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach ........................ (i)         recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii)        recapitalizations and other transactions across the capital structure; and
(iii)       market multiples of comparable issuers.
Income approach .......................... (i)         future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii)        quoted prices for similar investments or assets in active markets; and
(iii)       other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach ............................ (i)         audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii)        changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii)       relevant news and other public sources; and
(iv)       known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Notes to Financial Statements
(continued)
2022
BlackRock Annual Report to Shareholders

the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie
Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of
God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities
(calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-
indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.
Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage
Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of
Mortgage Assets. Stripped mortgage-backed securities may be privately issued.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more

Notes to Financial Statements
(continued)

Notes to Financial Statements
risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate
(“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the
Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
Forward Commitments, When-Issued and Delayed Delivery Securities : The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds' maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.
TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under
Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of
Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions : The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering.
Such agreements may obligate a fund to make future cash payments. As of December 31, 2022 , Global Allocation had outstanding commitments of $220,287. These commitments are not included in the net assets of Global Allocation as of December 31, 2022 .
Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon

Notes to Financial Statements
(continued)
2022
BlackRock Annual Report to Shareholders

repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third-party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.
In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.
Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.
Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.
Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the year ended December 31, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the U.S.
Government Bond were $807,415 and 2.81%, respectively.
Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under an MRA, which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.
As of period end, the following table is a summary of a Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:
Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security.
When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which
Counterparty
Reverse Repurchase
Agreements
Fair Value of Non-Cash
Collateral Pledged Including
Accrued Interest
(a) (a)
Cash Collateral
Pledged/Received Net Amount
(b) (b)
U.S. Government Bond
Nomura Securities International, Inc. .............. $ (1,562,255) $ 1,559,155 $ — $ (3,100)
(a)
Collateral with a value of $1,559,155 has been pledged in connection with open reverse repurchase agreements.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default.

Notes to Financial Statements
(continued)

Notes to Financial Statements
a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.
Short Sale Transactions (Equities): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments.
A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the
Statements of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.
Securities Lending:  The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock
Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the
Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default
(including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.
In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

Notes to Financial Statements
(continued)
2022
BlackRock Annual Report to Shareholders

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.
5. Derivative Financial Instruments
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.
Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the
Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market
As of period end, the following tables are a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:
Fund Name/Counterparty
Securities
Loaned at Value
Cash Collateral
Received
(a)
Non-Cash Collateral
Received, at Fair Value
(a)
Net
Amount
(b)
Advantage Large Cap Core
Barclays Capital, Inc. .......................... $ 47,734 $ (47,734) $ — $ —
Credit Suisse Securities (USA) LLC ................ 148,899 (148,899) — —
Goldman Sachs & Co. LLC ...................... 563,048 (563,048) — —
J.P. Morgan Securities LLC ...................... 28,464 (28,464) — —
Jefferies LLC ............................... 451,713 (451,713) — —
Morgan Stanley .............................. 174,720 (174,720) — —
National Financial Services LLC ................... 99,620 (99,620) — —
$ 1,514,198 $ (1,514,198) $ — $ —
Capital Appreciation
Barclays Capital, Inc. .......................... 2,375,289 (2,375,289) — —
Morgan Stanley .............................. 1,868,020 (1,868,020) — —
SG Americas Securities LLC ..................... 13,920 (13,920) — —
State Street Bank & Trust Co. .................... 386,305 (386,305) — —
$ 4,643,534 $ (4,643,534) $ — $ —
Global Allocation
Barclays Capital, Inc. .......................... 160,305 (160,305) — —
BofA Securities, Inc. ........................... 1,367 (1,367) — —
Citigroup Global Markets, Inc. .................... 746,362 (746,362) — —
Goldman Sachs & Co. LLC ...................... 159,548 (159,548) — —
J.P. Morgan Securities LLC ...................... 709,459 (709,459) — —
Jefferies LLC ............................... 221,984 (221,984) — —
Morgan Stanley .............................. 1,923,107 (1,923,107) — —
National Financial Services LLC ................... 53,325 (53,325) — —
$ 3,975,457 $ (3,975,457) $ — $ —
Sustainable Balanced
BofA Securities, Inc. ........................... 2,005,440 (2,005,440) — —
Citigroup Global Markets, Inc. .................... 1,987,646 (1,987,646) — —
Credit Suisse Securities (USA) LLC ................ 8,829 (8,829) — —
Goldman Sachs & Co. LLC ...................... 3,372,835 (3,372,835) — —
J.P. Morgan Securities LLC ...................... 102,251 (102,251) — —
Morgan Stanley .............................. 209,163 (190,314) — 18,849
SG Americas Securities LLC ..................... 67,529 (67,529) — —
Toronto-Dominion Bank ........................ 59,803 (59,803) — —
$ 7,813,496 $ (7,794,647) $ — $ 18,849
(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in these tables. The total cash collateral received by each Fund is disclosed in the Funds’
Statements of Assets and Liabilities.
(b)
The market value of the loaned securities is determined as of December 31, 2022. Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

Notes to Financial Statements
(continued)

Notes to Financial Statements
value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable)
on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts : Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When
a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.
A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –
unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
Swaptions – The Funds may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.
Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.”
Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.
Foreign currency options – The Funds may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.
Barrier options – The Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.
The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-
and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Notes to Financial Statements
(continued)
2022
BlackRock Annual Report to Shareholders

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation
(depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid
to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.
Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).
The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.
Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Notes to Financial Statements
(continued)

Notes to Financial Statements
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and
Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International
Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master
Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of
Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of
Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Company, on behalf of its respective F unds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, each Fund pays the Manager a monthly fee based on the percentage of the seven combined Funds’ average daily net assets at the following annual rates:
The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the seven combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the seven combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.
The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman
Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets, which includes the assets of the Cayman Subsidiary.
With respect to each of High Yield and U.S. Government Bond, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.
With respect to Sustainable Balanced, the Manager entered into separate sub-advisory agreements with BIL and BlackRock (Singapore) Limited (“BSL”) (collectively, the
“Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of Sustainable Balanced for which BIL or BSL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Sustainable Balanced to the Manager.
Average Daily Net Assets of the Seven Combined Funds
Investment
Advisory Fees
First $250 million ....................................................................................................... 0.50%
$250 million - $300 million ................................................................................................. 0.45
$300 million - $400 million ................................................................................................ 0.40
$400 million - $800 million ................................................................................................. 0.35
Greater than $800 million ................................................................................................. 0.30

Notes to Financial Statements
(continued)
2022
BlackRock Annual Report to Shareholders

With respect to Global Allocation, the Manager entered into a sub-advisory agreement with BSL, an affiliate of the Manager. The Manager pays BSL for services it provides for that portion of Global Allocation for which BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Global Allocation to the Manager.
Distribution Fees: The Company , on behalf of each Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.
Transfer Agent: On behalf of each Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizatio ns receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. F or the year ended December 31, 2022 , the Funds did not pay any amounts to affiliates in return for these services.
Expense Limitations, Waivers and Reimbursements: With respect to each Fund (other than Government Money Market), the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the
“affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the
Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund's (other than Government Money Market’s) assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a
Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:
The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by each Board, including a majority of the
Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in transfer agent fees reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, expense reimbursements were as follows:
Fund Name
Fees waived
by the Manager
Advantage Large Cap Core .............................................................................................. $ 919
Capital Appreciation ................................................................................................... 1,738
Global Allocation ..................................................................................................... 9,306
High Yield .......................................................................................................... 411
Sustainable Balanced .................................................................................................. 23,879
U.S. Government Bond ................................................................................................. 1,421
Fund Name
Fees Waived
by the Manager
Global Allocation ......................................................................................................... $ 5,018
High Yield .............................................................................................................. 153
Sustainable Balanced ...................................................................................................... 13,691
Fund Name
Advantage Large Cap Core ........................................................................................... 0.04%
Capital Appreciation ................................................................................................ 0.04
Global Allocation .................................................................................................. 0.04
Government Money Market ........................................................................................... 0.02
High Yield ....................................................................................................... 0.05
Sustainable Balanced ............................................................................................... 0.04
U.S. Government Bond .............................................................................................. 0.05
Fund Name
Advantage Large Cap Core .................................................................................................. $ 173 , 27 4
Capital Appreciation ....................................................................................................... 181 , 897
Global Allocation ......................................................................................................... 1 6 6,709
High Yield .............................................................................................................. 18 , 78 7
Sustainable Balanced ...................................................................................................... 451 ,6 29
U.S. Government Bond ..................................................................................................... 34 , 81 9

Notes to Financial Statements
(continued)

Notes to Financial Statements
With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:
The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2022, the following amounts are included in fees waived and/or reimbursed by the Manager and transfer agent fees reimbursed by the Manager in the
Statements of Operations:
.
The Manager has also voluntarily agreed to waive a portion of its investment advisory fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statements of Operations as fees waived and/or reimbursed by the Manager and transfer agent fees reimbursed by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time. For the year ended
December 31, 2022, fees waived and/or reimbursed by the Manager were $102,288, for Government Money Market.
Securities Lending:  The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending.
The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, Advantage Large Cap Core, Capital Appreciation and Sustainable Balanced retain 81% of securities lending income
(which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Core, Capital Appreciation and Sustainable Balanced, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
Fund Name
Advantage Large Cap Core ................................................................................................... 0.50%
Capital Appreciation ........................................................................................................ 0.57
Global Allocation .......................................................................................................... 0.57
Government Money Market ................................................................................................... 0.50
High Yield ............................................................................................................... 0.50
Sustainable Balanced ....................................................................................................... 0.50
U.S. Government Bond ...................................................................................................... 0.50
Fund Name
Fees Waived
and/or reimbursed
by the Manager
Advantage Large Cap Core .................................................................................................. $ 413
Global Allocation ......................................................................................................... 466,924
Government Money Market .................................................................................................. 13,115
High Yield .............................................................................................................. 132,240
Sustainable Balanced ...................................................................................................... 27,472
U.S. Government Bond ..................................................................................................... 171,989
Fund Name
Transfer agent
fees reimbursed
by the Manager
Advantage Large Cap Core .................................................................................................. $ 22,358
Global Allocation ......................................................................................................... 64,102
High Yield .............................................................................................................. 10,739
Sustainable Balanced ...................................................................................................... 27,473
U.S. Government Bond ..................................................................................................... 19,596

Notes to Financial Statements
(continued)
2022
BlackRock Annual Report to Shareholders

Pursuant to the current securities lending agreement, Global Allocation, Government Money Market, High Yield and U.S. Government Bond retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset or Fixed-Income
Complexes, as applicable, in a calendar year exceeds a specified threshold, Global Allocation, Government Money Market, High Yield and U.S. Government Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income
(which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended
December 31, 2022, each Fund paid BIM the following amounts for securities lending agent services:
Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund
Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Boards.
During the year ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.
Directors and Officers:  Certain directors and/or officers of the Companies are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the  Companies' Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:
7. PURCHASES AND SALES
For the year ended December 31, 2022, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:
For the year ended December 31, 2022, purchases and sales related to mortgage dollar rolls were as follows:
Fund Name Amounts
Advantage Large Cap Core .................................................................................................. $ 2,966
Capital Appreciation ....................................................................................................... 1,803
Global Allocation ......................................................................................................... 3,884
Sustainable Balanced ...................................................................................................... 10,778
Fund Name Purchases Sales
Net Realized
Gain (Loss)
Advantage Large Cap Core ............................................................... $ 15,510,174 $ 12,840,573 $ (272,842)
High Yield ........................................................................... 61,207 160,630 (16,732)
Sustainable Balanced ................................................................... 22,513,593 15,417,216 (371,676)
U.S. Government Securities Other Securities
Fund Name Purchases Sales Purchases Sales
Advantage Large Cap Core ............................................... $ — $ — $ 218,143,459 $ 237,601,077
Capital Appreciation .................................................... — — 121,323,446 140,670,417
Global Allocation ...................................................... 26,481,246 20,169,472 129,414,853 161,149,823
High Yield ........................................................... — — 11,334,277 12,216,619
Sustainable Balanced ................................................... 42,956,438 29,699,355 952,929,593 1,020,807,517
U.S. Government Bond .................................................. 17,142,510 22,371,418 207,737,804 212,801,758
Fund Name Purchases Sales
Global Allocation ...................................................................................... $ 12,525,408 $ 12,532,144
Sustainable Balanced ................................................................................... 178,893,115 179,135,743
U.S. Government Bond .................................................................................. 91,022,147 91,105,054

Notes to Financial Statements
(continued)

Notes to Financial Statements
8. INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S.
federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to income recognized from the Fund's wholly-owned subsidiary were reclassified to the following accounts:
The tax character of distributions paid was as follows:
Fund Name Paid-In Capital
Accumulated
Earnings (Loss)
Global Allocation ........................................................................... $ (7,270) $ 7,270
—
Fund Name
Year Ended
12/31/22
Year Ended
12/31/21
Advantage Large Cap Core
Ordinary income ........................................................................................... $ 3,891,451 $ 25,213,689
Long-term capital gains ...................................................................................... 3,680,269 18,421,822
$ 7,571,720 $ 43,635,511
Capital Appreciation
Ordinary income ........................................................................................... $ 537,564 $ 70,588
Long-term capital gains ...................................................................................... 16,370,976 44,458,108
$ 16,908,540 $ 44,528,696
Global Allocation
Ordinary income ........................................................................................... $ 4,558,257 $ 21,492,972
Long-term capital gains ...................................................................................... — 2,472,217
Return of capital ........................................................................................... 246,211 —
$ 4,804,468 $ 23,965,189
Government Money Market
Ordinary income ........................................................................................... $ 1,186,997 $ 6,685
High Yield
Ordinary income ........................................................................................... $ 1,119,738 $ 1,327,555
Return of capital ........................................................................................... 41,567 12,493
$ 1,161,305 $ 1,340,048
Sustainable Balanced
Ordinary income ........................................................................................... $ 5,964,872 $ 45,490,631
Long-term capital gains ...................................................................................... 2,733,093 37,868,033
$ 8,697,965 $ 83,358,664
U.S. Government Bond
Ordinary income ........................................................................................... $ 686,867 $ 591,044

Notes to Financial Statements
(continued)
2022
BlackRock Annual Report to Shareholders

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:
(a)
Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures, options, and foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the characterization of corporate actions, the accrual of income on securities in default, the classification of investments, and investment in a wholly owned subsidiary.
(c)
The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.
As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
9. BANK BORROWINGS
The Companies, on behalf of each Fund (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating
Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions.
Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10%
per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%)
on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus
0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Funds did not borrow under the credit agreement.
10.  PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;
(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
Each Fund’s prospectus provides details of the risks to which each Fund is subject.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.
Market Risk : Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest or otherwise affect the value of such securities.
Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties
Fund Name
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Non-Expiring
Capital Loss
Carryforwards
(a)
Net Unrealized
Gains (Losses)
(b)
Qualified
Late-year Losses
(c)
Total
Advantage Large Cap Core ......................... $ — $ — $ — $ (2,825,366) $ (810,994) $ (3,636,360)
Capital Appreciation .............................. — 150,713 — 11,293,310 — 11,444,023
Global Allocation ................................ — — — (5,795,235) (1,045,340) (6,840,575)
Government Money Market ......................... 2,051 — — — — 2,051
High Yield ..................................... — — (2,089,063) (2,443,558) — (4,532,621)
Sustainable Balanced ............................. 827,553 — — (27,841,465) (1,503,784) (28,517,696)
U.S. Government Bond ............................ — — (3,274,755) (3,598,509) — (6,873,264)
Fund Name Tax Cost
Gross Unrealized
Appreciation
Gross Unrealized
Depreciation
Net Unrealized
Appreciation
(Depreciation)
Advantage Large Cap Core .......................................... $ 170,364,725 $ 12,090,098 $ (14,961,309) $ (2,871,211)
Capital Appreciation ............................................... 149,513,252 27,389,572 (16,128,758) 11,260,814
Global Allocation .................................................. 164,925,964 12,681,857 (17,160,234) (4,478,377)
High Yield ...................................................... 21,592,805 83,423 (2,435,145) (2,351,722)
Sustainable Balanced .............................................. 459,869,143 11,329,204 (39,247,493) (27,918,289)
U.S. Government Bond ............................................. 41,428,013 141,075 (3,680,443) (3,539,368)

Notes to Financial Statements
(continued)

Notes to Financial Statements
in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen.
An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A
Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each
Fund deposits collateral with its counterparty to a written option.
With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract;
therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Concentration Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will

Notes to Financial Statements
(continued)
2022
BlackRock Annual Report to Shareholders

decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact certain Funds' performance.
Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-
backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.
11. CAPITAL SHARE TRANSACTIONS
Transactions in capital shares were as follows:
Year Ended
12/31/22
Year Ended
12/31/21
Fund Name/Share Class Shares Amount Shares Amount
Advantage Large Cap Core
Shares sold 78,770 $ 1,841,676 71,502 $ 2,125,015
Shares issued in reinvestment of distributions ........................ 365,617 7,571,720 1,619,780 43,635,511
Shares redeemed (1,023,998) (23,357,989) (655,840) (19,325,446)
(579,611) $ (13,944,593) 1,035,442 $ 26,435,080
Capital Appreciation
Shares sold 47,901 $ 1,867,854 38,342 $ 2,387,063
Shares issued in reinvestment of distributions ........................ 494,946 16,908,540 786,980 44,528,696
Shares redeemed (517,622) (21,722,608) (389,754) (24,183,042)
25,225 $ (2,946,214) 435,568 $ 22,732,717
Global Allocation
Shares sold 59,670 $ 899,232 88,373 $ 1,655,174
Shares issued in reinvestment of distributions ........................ 350,636 4,804,468 1,404,207 23,965,189
Shares redeemed (1,308,329) (19,170,777) (1,230,719) (22,964,268)
(898,023) $ (13,467,077) 261,861 $ 2,656,095
Government Money Market
Shares sold 59,765,270 $ 59,765,270 72,065,083 $ 72,065,083
Shares issued in reinvestment of distributions ........................ 1,205,982 1,205,982 6,685 6,685
Shares redeemed (70,662,736) (70,662,736) (77,196,151) (77,196,151)
(9,691,484) $ (9,691,484) (5,124,383) $ (5,124,383)
High Yield
Shares sold 844,847 $ 4,211,698 138,883 $ 775,080
Shares issued in reinvestment of distributions ........................ 231,925 1,161,305 244,607 1,364,196
Shares redeemed (1,334,338) (6,520,114) (1,156,560) (6,425,555)
(257,566) $ (1,147,111) (773,070) $ (4,286,279)
Sustainable Balanced
Shares sold 185,922 $ 2,641,248 199,339 $ 3,639,248
Shares issued in reinvestment of distributions ........................ 632,250 8,697,965 4,951,025 83,358,664
Shares redeemed (3,223,979) (47,059,926) (3,233,467) (57,926,233)
(2,405,807) $ (35,720,713) 1,916,897 $ 29,071,679

Notes to Financial Statements
(continued)

Notes to Financial Statements
12. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Year Ended
12/31/22
Year Ended
12/31/21
Fund Name/Share Class Shares Amount Shares Amount
U.S. Government Bond
Shares sold 145,173 $ 1,487,687 343,025 $ 3,878,541
Shares issued in reinvestment of distributions ........................ 64,113 648,921 54,428 616,199
Shares redeemed (914,298) (9,299,141) (825,371) (9,347,085)
(705,012) $ (7,162,533) (427,918) $ (4,852,345)

Report of Independent Registered Public Accounting Firm
2022
BlackRock Annual Report to Shareholders

To the Shareholders of BlackRock Advantage Large Cap Core Portfolio, BlackRock Sustainable Balanced Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock
Global Allocation Portfolio, BlackRock Government Money Market Portfolio, BlackRock High Yield Portfolio, and BlackRock U.S. Government Bond Portfolio, and the Board
of Directors of BlackRock Series Fund, Inc. and BlackRock Series Fund II, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc., including the consolidated schedule of investments, as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying statements of assets and liabilities of BlackRock Advantage Large Cap Core Portfolio, BlackRock Sustainable
Balanced Portfolio (formerly BlackRock Balanced Capital Portfolio), BlackRock Capital Appreciation Portfolio, and BlackRock Government Money Market Portfolio of
BlackRock Series Fund, Inc., and of BlackRock High Yield Portfolio and BlackRock U.S. Government Bond Portfolio of BlackRock Series Fund II, Inc., (collectively with
BlackRock Global Allocation Portfolio, the “Funds”), including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December
31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)
(PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31,
2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more BlackRock investment companies since 1992.

Statement Regarding Liquidity Risk Management Program

Statement Regarding Liquidity Risk Management Program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Series Fund, Inc. ("Series Fund") and BlackRock
Series Fund II, Inc. ("Series Fund II" and together with Series Fund, the "Companies" and each, a "Company") has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage Large Cap Core Portfolio, BlackRock Sustainable Balanced Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock
Global Allocation Portfolio, BlackRock High Yield Portfolio and BlackRock U.S. Government Bond Portfolio (the “Funds”), each a series of Series Fund and Series Fund II, as applicable, which is reasonably designed to assess and manage each Fund’s liquidity risk.
The Board of Directors (the “Board”) of Series Funds, on behalf of BlackRock Advantage Large Cap Core Portfolio, BlackRock Sustainable Balanced Portfolio, BlackRock
Capital Appreciation Portfolio and BlackRock Global Allocation Portfolio, met on November 8-9, 2022 and the Board of Series Funds II, on behalf of BlackRock High Yield
Portfolio and BlackRock U.S. Government Bond Portfolio, met on November 10-11, 2022 (the “Meeting”) to review the Program. The Boards previously appointed BlackRock
Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meetings,
the Committee, on behalf of BlackRock, provided the Boards with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the
“Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each
Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:
a)
The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions
. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes
(such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.
b)
Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions
.
During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
c)
Holdings of cash and cash equivalents, as well as borrowing arrangements
. The Committee considered the terms of the credit facility
committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and
BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Director and Officer Information
2022
BlackRock Annual Report to Shareholders

BlackRock Series Fund, Inc.
Independent Directors
(a)
Name
Year of Birth
(b)
Position(s) Held
(Length of Service)
(c)
Principal Occupation(s) During Past 5 Years
Number of BlackRock-Advised
Registered Investment Companies
(“RICs”) Consisting of Investment
Portfolios (“Portfolios”) Overseen
Public Company and
Other Investment
Company Directorships
Held During Past 5 Years
Mark Stalnecker
1951
Chair of the Board
and Director
(Since 2019)
Chief Investment Officer, University of Delaware from 1999
to 2013; Trustee and Chair of the Finance and Investment
Committees, Winterthur Museum and Country Estate from
2005 to 2016; Member of the Investment Committee, Delaware
Public Employees’ Retirement System since 2002; Member of
the Investment Committee, Christiana Care Health System from
2009 to 2017; Member of the Investment Committee, Delaware
Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.
28 RICs consisting of 164 Portfolios None
Susan J. Carter
1956
Director
(Since 2019)
Trustee, Financial Accounting Foundation from 2017 to
2021; Advisory Board Member, Center for Private Equity and
Entrepreneurship at Tuck School of Business from 1997 to 2021;
Director, Pacific Pension Institute from 2014 to 2018; Senior
Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in
2015; Chief Executive Officer, CCI from 2013 to 2014; President
& Chief Executive Officer, CCI from 1997 to 2013; Advisory Board
Member, Girls Who Invest from 2015 to 2018 and Board Member
thereof since 2018; Advisory Board Member, Bridges Fund
Management since 2016; Practitioner Advisory Board Member,
Private Capital Research Institute ("PCRI") since 2017; Lecturer in the Practice of Management, Yale School of Management
since 2019; Advisor to Finance Committee, Altman Foundation
since 2020; Investment Committee Member, Tostan since 2021.
28 RICs consisting of 164 Portfolios None
Collette Chilton
1958
Director
(Since 2019)
Chief Investment Officer, Williams College since 2006; Chief
Investment Officer, Lucent Asset Management Corporation from
1998 to 2006; Director, Boys and Girls Club of Boston since
2017; Director, B1 Capital since 2018; Director, David and Lucile
Packard Foundation since 2020.
28 RICs consisting of 164 Portfolios None
Neil A. Cotty
1954
Director
(Since 2019)
Bank of America Corporation from 1996 to 2015, serving
in various senior finance leadership roles, including Chief
Accounting Officer from 2009 to 2015, Chief Financial Officer of
Global Banking, Markets and Wealth Management from 2008
to 2009, Chief Accounting Officer from 2004 to 2008, Chief
Financial Officer of Consumer Bank from 2003 to 2004, Chief
Financial Officer of Global Corporate Investment Bank from 1999 to 2002.
28 RICs consisting of 164 Portfolios None
Lena G. Goldberg
1949
Director
(Since 2016)
Director, Charles Stark Draper Laboratory, Inc. from 2013 to
2021; Senior Lecturer, Harvard Business School from 2008 to
2021; FMR LLC/Fidelity Investments (financial services) from
1996 to 2008, serving in various senior roles including Executive
Vice President - Strategic Corporate Initiatives and Executive
Vice President and General Counsel; Partner, Sullivan &
Worcester LLP from 1985 to 1996 and Associate thereof from
1979 to 1985.
28 RICs consisting of 164 Portfolios None
Henry R. Keizer
1956
Director
(Since 2016)
Director, Park Indemnity Ltd. (captive insurer) since 2010;
Director, MUFG Americas Holdings Corporation and MUFG Union
Bank, N.A. (financial and bank holding company) from 2014 to
2016; Director, American Institute of Certified Public Accountants
from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG
International in 2012, Deputy Chairman and Chief Operating
Officer thereof from 2010 to 2012 and U.S. Vice Chairman of
Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI
(consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.
28 RICs consisting of 164 Portfolios Hertz Global Holdings (car rental) from 2015 to 2021;
GrafTech International Ltd.
(materials manufacturing);
WABCO (commercial
vehicle safety systems)
from 2015 to 2020; Sealed
Air Corp. (packaging) from
2015 to 2021
Cynthia A. Montgomery
1952
Director
(Since 2019)
Professor, Harvard Business School since 1989. 28 RICs consisting of 164 Portfolios None

Director and Officer Information
(continued)

Director and Officer Information
Name
Year of Birth
(b)
Position(s) Held
(Length of Service)
(c)
Principal Occupation(s) During Past 5 Years
Number of BlackRock-Advised
Registered Investment Companies
(“RICs”) Consisting of Investment
Portfolios (“Portfolios”) Overseen
Public Company and
Other Investment
Company Directorships
Held During Past 5 Years
Donald C. Opatrny
1952
Director
(Since 2015)
Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the
Executive Committee and Chair of the Investment Committee,
Cornell University from 2004 to 2019; President and Trustee, the
Center for the Arts, Jackson Hole from 2011 to 2018; Member
of the Board and Investment Committee, University School from
2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate)
from 2010 to 2015; Member of the Investment Committee, Mellon
Foundation from 2009 to 2015; President, Trustee and Member
of the Investment Committee, The Aldrich Contemporary Art
Museum from 2007 to 2014; Trustee and Chair of the Investment
Committee, Community Foundation of Jackson Hole since
2014; Member of Affordable Housing Supply Board of Jackson,
Wyoming since 2017; Member, Investment Funds Committee,
State of Wyoming since 2017; Trustee, Phoenix Art Museum
since 2018; Trustee, Arizona Community Foundation and
Member of Investment Committee since 2020.
28 RICs consisting of 164 Portfolios None
Joseph P. Platt
1947
Director
(Since 2019)
General Partner, Thorn Partners, LP (private investments) since
1998; Director, WQED Multi-Media (public broadcasting not-for-
profit) since 2001; Chair, Basic Health International (non-profit)
since 2015.
28 RICs consisting of 164 Portfolios Greenlight Capital Re, Ltd.
(reinsurance company);
Consol Energy Inc.
Kenneth L. Urish
1951
Director
(Since 2019)
Managing Partner, Urish Popeck & Co., LLC (certified public
accountants and consultants) since 1976; Past-Chairman of
the Professional Ethics Committee of the Pennsylvania Institute
of Certified Public Accountants and Committee Member
thereof since 2007; Member of External Advisory Board, The
Pennsylvania State University Accounting Department since
founding in 2001; Principal, UP Strategic Wealth Investment
Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic
Publishing Associates from 2003 to 2008; Director, Inter-Tel from
2006 to 2007; Member, Advisory Board, ESG Competent Boards
since 2020.
28 RICs consisting of 164 Portfolios None
Claire A. Walton
1957
Director
(Since 2019)
Chief Operating Officer and Chief Financial Officer of Liberty
Square Asset Management, LP from 1998 to 2015; General
Partner of Neon Liberty Capital Management, LLC since 2003;
Director, Boston Hedge Fund Group from 2009 to 2018; Director,
Woodstock Ski Runners since 2013; Director, Massachusetts
Council on Economic Education from 2013 to 2015.
28 RICs consisting of 164 Portfolios None
Independent Directors
(a)
(continued)

Director and Officer Information
(continued)
2022
BlackRock Annual Report to Shareholders

Interested Directors
(a)(d)
(a)
The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are "interested persons," as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.
(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock
Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other
BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph
P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.
(d)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Fixed-Income Complex.
(e)
Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
Name
Year of Birth
(b)
Position(s) Held
(Length of Service)
(c)
Principal Occupation(s) During Past 5 Years
Number of BlackRock-Advised
Registered Investment Companies
(“RICs”) Consisting of Investment
Portfolios (“Portfolios”) Overseen
Public Company and
Other Investment
Company Directorships
Held During Past 5 Years
Robert Fairbairn
1965
Director
(Since 2015)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock's Global Executive and Global Operating Committees;
Co-Chair of BlackRock's Human Capital Committee; Senior
Managing Director of BlackRock, Inc. from 2010 to 2019;
oversaw BlackRock's Strategic Partner Program and Strategic
Product Management Group from 2012 to 2019; Member of
the Board of Managers of BlackRock Investments, LLC from
2011 to 2018; Global Head of BlackRock's Retail and iShares
®
businesses from 2012 to 2016.
98 RICs consisting of 266 Portfolios None
John M. Perlowski
(e)
1964
Director
(Since 2015);
President
and Chief
Executive
Officer
(Since 2010)
Managing Director of BlackRock, Inc. since 2009; Head of
BlackRock Global Accounting and Product Services since
2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.
100 RICs consisting of 268 Portfolios None

Director and Officer Information
(continued)

Director and Officer Information
Officers Who Are Not Directors
(a)
(a)
The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)
Officers of the Company serve at the pleasure of the Board.
Further information about the Company's Directors and Officers is available in the Company's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Name
Year of Birth
(b)
Position(s) Held
(Length of Service) Principal Occupation(s) During Past 5 Years
Jennifer McGovern
1977
Vice President
(Since 2014)
Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas
Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and
Oversight for BlackRock's U.S. Wealth Advisory Group from 2013 to 2019.
Trent Walker
1974
Chief Financial Officer
(Since 2021)
Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019;
Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to
2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series
VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife
1970
Treasurer
(Since 2007)
Managing Director of BlackRock, Inc. since 2007.
Charles Park
1967
Chief Compliance Officer
(Since 2014)
Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance
Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the
BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares
®
Delaware Trust
Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised
iShares
®
exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc.
since 2012.
Lisa Belle
1968
Anti-Money Laundering
Compliance Officer
(Since 2019)
Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of
JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for
Barclays Wealth Americas from 2010 to 2012.
Janey Ahn
1975
Secretary
(Since 2019)
Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
Effective December 31, 2022, Joseph P. Platt retired as a Director of the Company.

Director and Officer Information
2022
BlackRock Annual Report to Shareholders

BlackRock Series Fund II, Inc.
Independent Directors
(a)
Name
Year of Birth
(b)
Position(s) Held
(Length of Service)
(c)
Principal Occupation(s) During Past 5 Years
Number of BlackRock-Advised
Registered Investment Companies
(“RICs”) Consisting of Investment
Portfolios (“Portfolios”) Overseen
Public Company and
Other Investment
Company Directorships
Held During Past 5 Years
R. Glenn Hubbard
1958
Chair of the Board
(Since 2022)
Director
(Since 2019)
Dean, Columbia Business School from 2004 to 2019; Faculty
member, Columbia Business School since 1988.
70 RICs consisting of 102 Portfolios ADP (data and information services) from 2004 to
2020; Metropolitan Life
Insurance Company
(insurance) TotalEnergies
SE (multi-energy)
W. Carl Kester
(d)
1951
Vice Chair of the Board
(Since 2022)
Director
(Since 2019)
George Fisher Baker Jr. Professor of Business Administration,
Harvard Business School since 2008; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit, from
2005 to 2006; Senior Associate Dean and Chairman of the MBA
Program from 1999 to 2005; Member of the faculty of Harvard
Business School since 1981.
72 RICs consisting of 104 Portfolios None
Cynthia L. Egan
1955
Director
(Since 2019)
Advisor, U.S. Department of the Treasury from 2014 to 2015;
President, Retirement Plan Services, for T. Rowe Price Group,
Inc. from 2007 to 2012; executive positions within Fidelity
Investments from 1989 to 2007.
70 RICs consisting of 102 Portfolios Unum (insurance); The
Hanover Insurance Group
(Board Chair); Huntsman
Corporation (Lead
Independent Director and
non Executive Vice Chair
of the Board) (chemical
products)
Frank J. Fabozzi
(d)
1948
Director
(Since 2019)
Editor of The Journal of Portfolio Management since 1986;
Professor of Finance, EDHEC Business School (France) from
2011 to 2022; Professor of Practice, Johns Hopkins University
since 2021; Professor in the Practice of Finance, Yale University
School of Management from 1994 to 2011 and currently a
Teaching Fellow in Yale's Executive Programs; Visiting Professor,
Rutgers University for the Spring 2019 semester; Visiting
Professor, New York University for the 2019 academic year;
Adjunct Professor of Finance, Carnegie Mellon University in fall
2020 semester.
72 RICs consisting of 104 Portfolios None
Lorenzo A. Flores
1964
Director
(Since 2021)
Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer,
Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc.
from 2008 to 2016.
70 RICs consisting of 102 Portfolios None
Stayce D. Harris
1959
Director
(Since 2021)
Lieutenant General, Inspector General, Office of the Secretary
of the United States Air Force from 2017 to 2019; Lieutenant
General, Assistant Vice Chief of Staff and Director, Air Staff,
United States Air Force from 2016 to 2017; Major General,
Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base,
Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
70 RICs consisting of 102 Portfolios The Boeing Company
(airplane manufacturer)
J. Phillip Holloman
1955
Director
(Since 2021)
President and Chief Operating Officer, Cintas Corporation from
2008 to 2018.
70 RICs consisting of 102 Portfolios PulteGroup, Inc. (home
construction); Rockwell
Automation Inc. (industrial
automation)
Catherine A. Lynch
(d)
1961
Director
(Since 2019)
Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury
Management, The George Washington University from 1999 to
2003; Assistant Treasurer, Episcopal Church of America from
1995 to 1999.
72 RICs consisting of 104 Portfolios PennyMac Mortgage
Investment Trust

Director and Officer Information
(continued)

Director and Officer Information
Interested Directors
(a)(e)
(a)
The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.
(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows:
Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income
Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.
(d)
Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.
Name
Year of Birth
(b)
Position(s) Held
(Length of Service)
(c)
Principal Occupation(s) During Past 5 Years
Number of BlackRock-Advised
Registered Investment Companies
(“RICs”) Consisting of Investment
Portfolios (“Portfolios”) Overseen
Public Company and
Other Investment
Company Directorships
Held During Past 5 Years
Robert Fairbairn
1965
Director
(Since 2015)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock's Global Executive and Global Operating Committees;
Co-Chair of BlackRock's Human Capital Committee; Senior
Managing Director of BlackRock, Inc. from 2010 to 2019;
oversaw BlackRock's Strategic Partner Program and Strategic
Product Management Group from 2012 to 2019; Member of
the Board of Managers of BlackRock Investments, LLC from
2011 to 2018; Global Head of BlackRock's Retail and iShares
®
businesses from 2012 to 2016.
98 RICs consisting of 266 Portfolios None
John M. Perlowski
(d)
1964
Director
(Since 2015);
President
and Chief
Executive
Officer
(Since 2010)
Managing Director of BlackRock, Inc. since 2009; Head of
BlackRock Global Accounting and Product Services since
2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.
100 RICs consisting of 268 Portfolios None

Director and Officer Information
(continued)
2022
BlackRock Annual Report to Shareholders

Officers Who Are Not Directors
(a)
(a)
The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)
Officers of the Company serve at the pleasure of the Board.
Further information about the Company’s Directors and Officers is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Name
Year of Birth
(b)
Position(s) Held
(Length of Service) Principal Occupation(s) During Past 5 Years
Jennifer McGovern
1977
Vice President
(Since 2014)
Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas
Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and
Oversight for BlackRock's U.S. Wealth Advisory Group from 2013 to 2019.
Trent Walker
1974
Chief Financial Officer
(Since 2021)
Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019;
Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to
2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series
VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife
1970
Treasurer
(Since 2007)
Managing Director of BlackRock, Inc. since 2007.
Charles Park
1967
Chief Compliance Officer
(Since 2014)
Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance
Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the
BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares
®
Delaware Trust
Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised
iShares
®
exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc.
since 2012.
Lisa Belle
1968
Anti-Money Laundering
Compliance Officer
(Since 2019)
Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of
JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for
Barclays Wealth Americas from 2010 to 2012.
Janey Ahn
1975
Secretary
(Since 2019)
Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
Effective May 31, 2022, Karen P. Robards retired as a Director of the Company.

Additional Information

Additional Information
General Information
Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at
blackrock.com . Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Householding
The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.
Availability of Quarterly Schedule of Investments
The Funds (except BlackRock Government Money Market Portfolio) file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov .
The BlackRock Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form
N-MFP are available on the SEC’s website at sec.gov . The Fund makes portfolio holdings available to shareholders on its website at blackrock.com .
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800)
441- 7762 ; (2) on the BlackRock website at blackrock.com/prospectus/insurance ; and (3) on the SEC’s website at sec.gov .
BlackRock’s Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit
blackrock.com for more information.
Shareholder Privileges
Account Information
Call us at (800)  441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.
Automatic Investment Plans
Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.
Systematic Withdrawal Plans
Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.
Retirement Plans
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

Additional Information
(continued)
2022
BlackRock Annual Report to Shareholders

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Advisers
BlackRock International Limited
(a)
Edinburgh, EH3 8BL
United Kingdom
BlackRock (Singapore) Limited
(b)
079912 Singapore
Accounting Agent
JPMorgan Chase Bank, N.A.
New York, NY 10179
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
Custodians
JPMorgan Chase Bank, N.A.
(c)
New York, NY 10179
Brown Brothers Harriman & Co.
(d)
Boston, MA 02109
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Distributor
BlackRock Investments, LLC
New York, NY 10022
Legal Counsel
Sidley Austin LLP
(e)
New York, NY 10019
Willkie Farr & Gallagher LLP
(f)
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809
(a)
For BlackRock High Yield Portfolio, BlackRock Sustainable Balanced Portfolio and BlackRock U.S. Government Bond Portfolio.
(b)
For BlackRock Global Allocation Portfolio and BlackRock Sustainable Balanced Portfolio.
(c)
For all Funds except BlackRock Global Allocation Portfolio.
(d)
For BlackRock Global Allocation Portfolio.
(e)
For BlackRock Advantage Large Cap Core Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Money Market Portfolio and
BlackRock Sustainable Balanced Portfolio.
(f)
For BlackRock High Yield Portfolio and BlackRock U.S. Government Bond Portfolio.

Glossary of Terms Used in this Report

Glossary of Terms Used in this Report
Currency Abbreviation
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CNH Chinese Yuan Offshore
CNY Chinese Yuan
DKK Danish Krone
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
HUF Hungarian Forint
IDR Indonesian Rupiah
INR Indian Rupee
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
PLN Polish Zloty
SEK Swedish Krona
SGD Singapore Dollar
TWD Taiwan New Dollar
USD United States Dollar
ZAR South African Rand
Portfolio Abbreviation
ABS Asset-Backed Security
ADR American Depositary Receipts
BZDIOVER Overnight Brazil CETIP — Interbank Rate
CDI Crest Depository Interests
CLO Collateralized Loan Obligation
CMT Constant Maturity Treasury
CSMC Credit Suisse Mortgage Capital
DAC Designated Activity Company
ESG Environmental, Social And Governance
ETF Exchange-Traded Fund
EURIBOR Euro Interbank Offered Rate
LIBOR London Interbank Offered Rate
MSCI Morgan Stanley Capital International
MXIBTIIE Mexico Interbank TIIE 28-Day
NASDAQ National Association of Securities Dealers Automated
NYRS New York Registered Shares
OTC Over-the-counter
PCL Public Company Limited
PIK Payment-In-Kind
REIT Real Estate Investment Trust
REMIC Real Estate Mortgage Investment Conduit
S&P Standard & Poor's
SONIA Sterling Overnight Interbank Average Rate
SOFR Secured Overnight Financing Rate
SPDR Standard & Poor’s Depositary Receipts
TBA To-be-announced
WIBOR Warsaw Interbank Offered Rate

Want to know more?
blackrock.com | 800-441-7762
This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. and BlackRock Series Fund II, Inc. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market
Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency.
BlackRock Government Money Market Portfolio's sponsor has no legal obligation to provide financial support to the
Portfolio. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance, call (800) 626-1960. BlackRock Government
Money Market Portfolio's current 7-day yield more closely reflects the current earnings of the Portfolio than the total returns quoted. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at
$1.00 per share, it cannot guarantee it will do so and it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.
Series8-12/22-AR

Item 2 – Code of Ethics –
The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes.  During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.
Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty
Henry R. Keizer
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services
The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Portfolio	$22,542	$22,321	$44	$210	$12,700	$12,700	$431	$0
BlackRock Capital Appreciation Portfolio	$25,296	$25,048	$44	$210	$12,700	$12,700	$431	$0
BlackRock Global Allocation Portfolio	$37,434	$37,067	$44	$210	$20,000	$20,000	$431	$0
BlackRock Government Money Market Portfolio	$26,010	$25,755	$44	$210	$9,500	$9,500	$431	$0
BlackRock Sustainable Balanced Portfolio (Formerly BlackRock Balanced Capital Portfolio)	$33,252	$32,926	$0	$210	$15,200	$15,200	$213	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000
1
The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.
2
The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.
3
Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription.  These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services.  Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee.  The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant.  Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).  The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period.  Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project.  For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services).  The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.  At this meeting, an analysis of such services is presented to the Committee for ratification.  The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)  None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g)
The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Portfolio	$13,175	$12,910
BlackRock Capital Appreciation Portfolio	$13,175	$12,910
BlackRock Global Allocation Portfolio	$20,475	$20,210
BlackRock Government Money Market Portfolio	$9,975	$9,710
BlackRock Sustainable Balanced Portfolio (Formerly BlackRock Balanced Capital Portfolio)	$15,413	$15,410

              Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:
Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

              These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

              (h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers
that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
               (i) – Not Applicable
               (j) – Not Applicable

Item 5 –  Audit Committee of Listed Registrant – Not Applicable
Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 – Controls and Procedures
(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable
Item 13 – Exhibits attached hereto
              (a)(1) Code of Ethics – See Item 2
              (a)(2) Section 302 Certifications are attached

section302
(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable
(a)(4)
Change in Registrant’s independent public accountant – Not Applicable
(b) Section 906 Certifications are attached
section906

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:     /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 14, 2023

By:     /s/ Trent Walker
          Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: February 14, 2023